--------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               DECEMBER 31, 1998


                          [KENT FUNDS LOGO] KENT FUNDS




                          KENT GROWTH AND INCOME FUND
                         KENT SMALL COMPANY GROWTH FUND
                         KENT INTERNATIONAL GROWTH FUND
                             KENT INDEX EQUITY FUND
                           KENT SHORT TERM BOND FUND
                          KENT INTERMEDIATE BOND FUND
                                KENT INCOME FUND
                        KENT LIMITED TERM TAX-FREE FUND
                        KENT INTERMEDIATE TAX-FREE FUND
                           KENT TAX-FREE INCOME FUND
                       KENT MICHIGAN MUNICIPAL BOND FUND
                   KENT MICHIGAN MUNICIPAL MONEY MARKET FUND
                       KENT GOVERNMENT MONEY MARKET FUND
                             KENT MONEY MARKET FUND

                                                     Message to Shareholders

Dear Kent Funds Shareholder:

  Following is the Annual Report for the Kent Funds for the twelve months ended December 31, 1998. The report contains the following features:

  - Economic Outlook by Joseph T. Keating, Chief Investment Officer, Lyon Street Asset Management Company

  - Fund Manager Updates -- investment strategy, performance overview and outlook for the coming months for each of the Kent Funds

  - Schedules of Portfolio Investments -- summary of the holdings in each fund by industry

  - Statements of Assets and Liabilities -- summary of the assets and liabilities of each fund

  - Statements of Operations -- summary of operations and its effect on the assets of each fund

  - Statements of Changes in Net Assets -- summary of changes in net assets during period

  -  Notes to Financial Statements

  - Financial Highlights -- per share summary of activity affecting net asset value

  We appreciate the confidence you have placed in us and continue to focus on providing our shareholders with good value and attractive potential for growth. If you have any questions about your investments after reading this report, please call the Kent Funds Shareholder Servicing Center at 1-800-633-KENT (5368) between the hours of 8:00 a.m. and 9:00 p.m. EST.

  We remain committed to sound investment principles and to providing you with useful information that can help you make the most of your investments.

Sincerely,

/s/ JAMES F. DUCA, II
James F. Duca, II
President

                               INVESTMENT ADVISER

                      Lyon Street Asset Management Company
                              111 Lyon Street N.W.
                             Grand Rapids, MI 49503

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, LYON STREET ASSET MANAGEMENT COMPANY OR ANY OF ITS AFFILIATES. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS AND OTHER FACTORS, SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO SUSTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This report is submitted for the general information of shareholders of the Kent Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Kent Funds is BISYS Fund Services.

The performance indices used for comparison in this report are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible.

Economic Outlook

Real Economic Activity

Strong, Sustained Growth With Virtual Price Stability.

   The U.S. economy crossed the finish line at the end of December to earn the distinction as the longest peacetime expansion on record. The economy was not the picture of the exhausted marathon runner struggling to finish the race as 1998 drew to a close, however. Rather, the economy sprinted across the finish line with roaring investment-led growth combined with virtual price stability. Consider these remarkable achievements:
   - Real Gross Domestic Product grew at a 5.6 percent annualized rate during the fourth quarter, the economy's second fastest quarterly growth rate since the fourth quarter of 1983.
   - For the full year, the economy grew 3.9 percent, matching 1997's pace. This marked the third straight year of growth above 3.0 percent, the longest string of yearly gains above 3.0 percent since the 1983-1986 period.
   - Expenditures on business equipment rose 17.5 percent during the year, the sharpest gain since a 19.2 percent increase in 1984. Outlays for computers rose 71.5 percent.
   - Consumer spending grew 4.8 percent during 1998, the largest increase in consumer outlays since a 5.2 percent rise in 1984.
   - Depending upon the measure one uses, the economy's inflation rate reached either a forty or fifty year low last year.
   - Comparing current conditions with the final quarter of the 1982-1990 business expansion, the unemployment rate is almost a full percentage point lower; inflation is three percentage points lower; interest rates and bond yields are four to five percentage points lower; and Corporate America is three times as productive.
   The economy's strong performance occurred despite the economic and financial market crises that washed over the global markets over the past eighteen months. The only business expansion greater in length occurred between 1961 and 1969 and coincided with the buildup for the Vietnam War. Should this expansion remain intact through January of next year, it will become the longest expansion on record, peacetime or wartime. We think the economy will break the record and continue growing well into the year 2000.

                 REAL ECONOMIC ACTIVITY

                                     4Q        4Q '97 to
                                    1998*       4Q '98
Gross Domestic Product               5.6%         4.1%
Personal Consumption Expenditures    4.4%         5.2%
Business Capital Spending           16.7%        12.3%
Residential Construction Outlays     10.1%        12.6%

*Annualized

Strong Consumer Spending and the Wealth Effect.

   Consumer spending grew at a strong 4.4 percent rate last quarter, with durable goods outlays leading the way with a gain of 21.4 percent. Automobile and light truck sales, which were boosted by the end of the General Motors strike, rose at a robust 41.7 percent rate. The other major component of durable goods -- home furnishings -- was also strong; rising at an 11.0 percent rate. The year-long surge in mortgage refinance activity, the 3.6 percent rate of gain in real disposable income, the 3.3 million jobs created during the year, the sharp drop in gasoline prices, the flood of less expensive imported goods, and the sharp rise in purchases of new and existing homes all combined to push consumer outlays, higher despite the advanced age of the business expansion.
   Another factor that has helped push along consumer spending in recent quarters has been the much debated wealth effect. This effect arises from consumers feeling wealthier from higher asset prices, such as from four years of robust returns in the domestic equity market. This effect boosted consumer spending as the personal savings rate fell to zero in the fourth quarter from over 3.0 percent of disposable income as recently as 1996.

       CONSUMER SPENDING*
       FOURTH QUARTER 1998                          Economic Outlook

Durable Goods         21.4%
Motor Vehicles        41.7%
Furniture             11.0%
Nondurable Goods       3.2%
Food                   4.1%
Apparel                3.5%
Services               1.7%
Electricity & Gas    -23.4%

*Annualized


   While a recent change by the Commerce Department in the definition of personal savings that excludes capital gains distributions by mutual funds from income has distorted the consistency of the savings data, it is very clear that a wealth effect from rising asset prices, including both real estate and common stock prices, has boosted consumer outlays.

Robust Housing Market.

   A dramatic surge in affordability spurred by strong income gains and the sharp drop in mortgage rates supported a very high level of activity in the housing market last year. It is also very likely that the sharp gains in the stock market over the past four years has helped support the housing market. Residential construction outlays rose at a 10.1 percent rate last quarter and gained 12.6 percent for all of 1998. Sales of previously owned homes registered a third consecutive annual record, while new housing starts climbed to a twelve-year high in December. Building permits reached a cycle high during December, pointing to a substantial amount of near-term momentum in the housing industry as 1999 unfolds.

The Remarkable Story of Business Equipment Purchases.

   The remarkable story of business expenditures on equipment during this business expansion continues. Outlays on producers' durable equipment were, once again, the fastest growing major sector of the economy during the fourth quarter, increasing at a 21.0 percent annual rate. For the full year, equipment outlays grew 17.5 percent, the sixth consecutive year of double-digit growth. In fact, during each of those six years, equipment spending was the strongest sector in the economy -- and most of those years, was strongest by far.

                BUSINESS CAPITAL SPENDING

                                     4Q        4Q '97 to
                                    1998*       4Q '98
Producers' Durable Equipment        21.0%         17.5%
High Technology Equipment           26.5%         32.1%
Computers                           59.7%         71.5%
Structures                           5.5%         -0.4%

*Annualized

   Spending on high-technology equipment again led the way last quarter, growing at a 26.5 percent rate. Computer purchases rose at a 59.7 percent pace and grew an astounding 71.5 percent over the four quarters of 1998. The economy-wide, relentless search for productivity gains, more efficient production processes, higher quality and cost savings continues to drive the explosive growth in high-technology equipment. The virtual elimination of pricing power has turned the focus of the business world to productivity gains as a reliable source of profit margin expansion.
   The further acceleration in the pace of equipment spending over the past two years is largely a result of the huge push in Corporate America and government to become year 2000 compliant. The required spending on hardware and software to address the Y2K problem is not unlike a natural disaster that requires remedial action, except for the fact that the timing of this disaster is predictable. The looming obsolescence of the nation's older computer systems will continue to spur a higher level of technology purchases throughout 1999.
   A key question for later this year and into next is what happens to the level of high-technology equipment expenditures once the massive push to upgrade operating, accounting and peripheral systems is behind us? Will high-technology equipment outlays hit an air pocket and plunge, bringing the economy down with it? We do not expect this to happen. The business environment will remain intensely competitive, and we expect companies will divert all, or a majority at the very least, of their Y2K expenditures to productivity and quality-enhancing equipment purchases. The concern for a company contemplating saving their Y2K expendi-

Economic Outlook

ture budget is that their competitors may not, placing that enterprise in a very precarious position. While the growth rate on high-technology equipment may drop from the 32.1 percent of the past four quarters, it will not likely drop much below ten percent.

No Near Term Threats to the Expansion.

   The economy proved quite resilient to the turmoil that arose from the economic and financial market crises that reverberated around the globe during 1998. Although growth in the manufacturing sector ground to a halt during the second half of the year due to weakness in exports and the flood of imports into the United States, the strong momentum in the other sectors of the economy continued to push the economy forward at a brisk pace.
   Riding the wave created by a series of rapid cuts in short term interest rates by the Federal Reserve Board and the remarkable rebound in the equity market, the current expansion has entered 1999 with solid forward momentum. We look for the expansion to continue into the year 2000 and for the economy to grow at a rate close to its long-run average of three percent this year.
   Consumer spending should remain strong in the face of continued job and income growth, a favorable interest rate environment, and no significant deterioration in asset values. Housing activity may be reaching a peak, as there is a demographic limit to how high the demand for housing can reach, despite further gains in the affordability measure. As long as mortgage rates remain low, however, we do not expect a significant downturn in the housing sector, but we are also not looking for further sharp gains. The recent decline in the capacity utilization rate is probably more related to the idling of older, less efficient equipment than a harbinger of a looming drop-off in equipment purchases, particularly high-technology equipment outlays. There are no serious imbalances evident that would seem ready to trigger a downturn in the economy.
   Some distortions in the pattern of economic growth may appear at year-end as consumers and business take actions to ensure that they limit the potential impact on them from suppliers and service providers that may not be year 2000 compliant. These actions, to the extent they occur, would represent a shuffling of activity from the first quarter of next year to the fourth quarter of this year and would not represent any fundamental difficulties in the underlying strength of the domestic economy.

Inflation

Take Your Pick, Lowest Inflation Rate in Forty or Fifty Years.

   The pervasive low inflation/deflationary environment was, once again, very evident in the domestic economy last quarter and for all of 1998. The 0.9 percent rise for 1998 in the Gross Domestic Price Index was the lowest in forty years, while the 0.5 percent gain in the Gross Domestic Purchases Price Index, which captures the full impact of import prices, was the lowest in fifty years. The Consumer Price Index has been below two percent for two years in a row, a feat last achieved in 1964-1965. The Producer Price Index fell for the second year in a row and indicates that there are no inflationary pressures in the production pipeline; intermediate goods prices fell 3.1 percent last year, while crude material prices fell 17.6 percent.

                    INFLATION MEASURES

                                       4Q        4Q '97 to
                                      1998*       4Q '98
Gross Domestic Product Price Index    0.8%         0.9%
Gross Domestic Purchases Price Index  0.9%         0.5%
Consumer Price Index                  2.2%         1.6%
Producer Price Index                  1.6%        -0.1%

*Annualized

   The causes of the current low inflation/deflationary environment have been well documented in this report over the years. The combination of intense worldwide competition that has been fostered by the end of the Cold War, falling commodity prices that have declined further with the weakness in many emerging/developing economies, and the conservative monetary and fiscal policies that are being followed in the major developed economies around the globe have brought about the current environment where inflationary pressures are virtually nil.

                                                              Economic Outlook

   Recent events have not altered our outlook for an inflation rate very close to zero in the United States over the next year or so. If anything, the continued weakness in Japan, the softening in Europe and the recent turbulence in Brazil suggest that the prospects for global economic activity this year have dimmed. These events, combined with a game plan by most foreign economies that are experiencing problems to export their way out of their troubles via the U.S. economy, should suppress any material upward movement in prices for the foreseeable future.

JOSEPH T. KEATING
President and Chief Investment Officer

The information contained herein is based on Commerce Department data released January 29, 1999.

Portfolio Reviews

KENT GROWTH AND INCOME FUND
by Allan J. Meyers
Portfolio Manager

   The stock market was unusually volatile during the 12-month period ended December 31, 1998. For the first six months of the year, strong economic growth, low inflation and falling interest rates combined to provide an ideal investment environment. The Standard & Poor's 500 Index reached an all-time high in mid-July.
   Then, events such as the Russian short-term loan default and the near-bankruptcy of Long Term Capital Management, a hedge fund, along with lingering concerns about the Asian financial crisis, shook investor confidence. Fears that a global economic slowdown would sharply reduce U.S. corporate profits led to a sharp stock market decline through most of the third quarter. But the Federal Reserve cut interest rates three times in an effort to halt the economic backslide, and investors began to buy shares of companies at depressed prices. As a result, stock prices took a sharp upturn in the fourth quarter.
   For the 12 months ended December 31, 1998, the Kent Growth and Income Fund's Institutional and Investment shares had total returns of 28.07% and 27.68%, respectively. That compared with the Lipper Growth and Income Funds Average(1) return of 15.61% and 28.74% for the S&P 500 Index.

Favoring Large Firms

   Shares of large growth companies significantly outperformed shares of small companies during the period. Fears of a global recession prompted investors to seek the safety of blue-chip stocks, and liquidity concerns kept most investors away from small-company shares.
   The Fund was slightly overweight in the health-care sector. Large, brand-name companies such as Warner Lambert Co. (0.73%), Pfizer Inc. (1.76%), Schering-Plough Corp. (0.91%) and Bristol-Meyers Squibb (1.60%) comprised the bulk of the Fund's

KENT GROWTH AND INCOME FUND*
Distribution of Net Assets
as of December 31, 1998

Finance                       15.6%
Computer & Technology         19.4%
Consumer Discretionary         3.5%
Consumer Staples              11.0%
Utilities                     10.5%
Conglomerates                  4.9%
Retail                         7.0%
Oil/Energy                     6.8%
Other                          5.7%
Basic Materials                2.9%
Medical                       12.7%

positions in the sector. The Fund also added to its existing investments in Microsoft Corp. (3.66%), Lucent Technologies Corp. (1.81%) and IBM Corp. (2.02%). The Fund is currently building positions in EMC Corp. (0.32%), Northern Telecom (0.33%), Waste Management (0.26%) and HEALTHSOUTH (0.13%).*

Growth and Volatility to Come

   In our view, low inflation and low interest rates should help bolster the U.S. economy during the coming year. But we expect more volatility in the financial markets. For example, economic instability in Asia, Russia or Latin America could dampen corporate earnings. That said, we will attempt to seek long-term values in the market, with the expectation that such an approach could be rewarded in the long run.

(1)The Lipper Growth and Income Funds Average consists of managed funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

*The Fund's portfolio composition is subject to change.

SHADOW BAR                                                   Portfolio Reviews




 KENT GROWTH AND INCOME FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 11/2/92)     (inception 12/1/92)
                --------------------------------------------------------------------------------------------
                        One Year                                       28.07%                  27.68%
                     Three Years                                       23.84%                  23.52%
                      Five Years                                       20.83%                  20.58%
                    Life of Fund                                       19.46%                  18.90%

GROWTH OF $10,000 INVESTMENT COMPARISON WITH STANDARD & POOR'S 500 STOCK INDEX
--------------------------------------------------------------------------------

                                                              THE KENT GROWTH AND INCOME FUND     STANDARD & POOR'S COMPOSITE OF
                                                                INSTITUTIONAL CLASS SHARES                  500 STOCKS
                                                              -------------------------------     ------------------------------
11/2/92                                                                    10000                              10000
12/31/92                                                                   10398                              10472
12/31/93                                                                   11610                              11518
12/31/94                                                                   11669                              11669
12/31/95                                                                   15743                              16036
12/31/96                                                                   18809                              19737
12/31/97                                                                   23351                              26321
12/31/98                                                                   29907                              33886

                                                             THE KENT GROWTH AND INCOME FUND    STANDARD & POOR'S COMPOSITE INDEX
                                                                 INVESTMENT CLASS SHARES                  OF 500 STOCKS
                                                             -------------------------------    ---------------------------------
'12/1/92'                                                                 10000                               10000
'12/31/92'                                                                10059                               10131
'12/31/93'                                                                11247                               11143
'12/31/94'                                                                11302                               11288
'12/31/95'                                                                15213                               15514
'12/31/96'                                                                18124                               19093
12/31/97                                                                  22454                               25464
12/31/98                                                                  28666                               32782

The Fund's performance is being measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews

KENT SMALL COMPANY GROWTH FUND+
by Robert Cummisford
Portfolio Manager

   The year that ended December 31, 1998, was a difficult period for small-company stocks, whose performance once again trailed large-company stocks by a wide margin. Investors seeking safety and liquidity amid market volatility turned to larger firms.
   The Kent Small Company Growth Fund's Institutional and Investment shares' total returns were -6.15% and -6.40%, respectively, during the period. During this same period, the Lipper Small-Cap Funds Average(1) posted a return of -0.33%, and the Russell 2000 Index returned -2.55%.
   We found promising opportunities in underperforming sectors, such as technology and finance. Our approach has been to look for companies whose shares we believe are undervalued, then lighten up on those stocks when their prices rise, pushing them out of the small-cap universe. In this way, the Fund is able to maintain its small-cap focus and reinvest the sale proceeds into additional small-cap companies.
   Although small-company stocks remained out of favor during the period, some individual issues performed well. For example, shares of PSInet (0.40% of the portfolio), an Internet service provider, climbed 360%, and shares of Intervoice (0.26%), a company that makes wireless headsets for telephones, rose 82%.*
   The average capitalization of companies held in the Fund rose approximately $684 million over the period, as we started purchasing shares of companies with market capitalizations in the $800 million to $1 billion ranges. Purchasing shares of firms with these larger market caps gave the Fund more liquidity without losing its small-company focus. Previously, the stocks in the Fund had an average market capitalization of $520 million, which is significantly smaller than its benchmark index, the Russell 2000.

KENT SMALL COMPANY GROWTH FUND*
Distribution of Net Assets
as of December 31, 1998

Consumer Staples                   4.6%
Consumer Discretionary             5.8%
Finance                           20.0%
Oil/Energy                         3.1%
Industrial Products                7.0%
Utilities                          5.5%
Other                             11.2%
Retail                             7.1%
Medical                            8.3%
Basic Materials                    5.5%
Computer & Technology             20.6%
Construction                       1.1%

The Outlook

   The Kent Small Company Growth Fund continues to be a well-diversified fund, with 660 securities in the portfolio as of December 31, 1998. We believe the market is currently experiencing a sentimental shift in favor of small-cap stocks, a view that draws support from the Fund's strong 14.14% (Investment Shares) and 14.18% (Institutional Shares) gain during the fourth quarter of 1998. Meanwhile, we continue to find excellent opportunities in several high-growth sectors of the small-cap segment of the market, and we are taking advantage of them as they arise.

(+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stock has experienced a greater degree of market volatility than large company stocks on average.

(1)Lipper Small-Cap Funds Average is comprised of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations of less than $1 billion at time of purchase.

(*)The Fund's portfolio composition is subject to change.

SHADOW BAR                                                   Portfolio Reviews

 KENT SMALL COMPANY GROWTH FUND+
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 11/2/92)     (inception 12/4/92)
                --------------------------------------------------------------------------------------------
                        One Year                                       -6.15%                  -6.40%
                     Three Years                                       12.81%                  12.51%
                      Five Years                                       12.17%                  11.94%
                    Life of Fund                                       14.15%                  12.94%

GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE RUSSELL 2000 INDEX
--------------------------------------------------------------------------------

                                                               KENT SMALL COMPANY GROWTH FUND
                                                                 INSTITUTIONAL CLASS SHARES             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
11/2/92                                                                  10000                              10000
12/31/92                                                                 10885                              11140
12/31/93                                                                 12729                              13246
12/31/94                                                                 12722                              13005
12/31/95                                                                 15745                              16704
12/31/96                                                                 18825                              19466
12/31/97                                                                 24085                              23819
12/31/98                                                                 22600                              23212

                                                               KENT SMALL COMPANY GROWTH FUND
                                                                  INVESTMENT CLASS SHARES               RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
12/4/92                                                                  10000                              10000
12/31/92                                                                 10197                              10348
12/31/93                                                                 11915                              12304
12/31/94                                                                 11906                              12080
12/31/95                                                                 14702                              15516
12/31/96                                                                 17518                              18081
12/31/97                                                                 22372                              22124
12/31/98                                                                 20937                              21560

The Fund's performance is being measured against the Russell 2000 Index, which is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews


KENT INTERNATIONAL GROWTH FUND+
by David Eder
Portfolio Manager

   During the 12 months ended December 31, 1998, the Kent International Growth Fund's Institutional and Investment shares had a total return of 17.92% and 17.60%, respectively. Those returns compared to a 20.33% return for the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index, and a return of 13.02% for the Lipper International Funds Average(1) for the period.
   The year proved to be an exceptional one for European stocks. The eleven countries participating in the European Monetary Union (EMU) generated the highest returns. The advent of a single currency, the euro, forced most EMU participants to lower their interest rates to meet criteria for membership in the union. Low interest rates in conjunction with low inflation created an extremely positive investment environment. The MSCI Europe Index gained 28.5% for the year, with markets in Finland (+122%), Belgium (+68%) and Italy (+53%) boasting especially high returns. We also added two countries to the Fund during the period -- Ireland (+33%) and Portugal (+28%) both of which are participating in the EMU.
   Lingering economic troubles in Asia continued to pose problems for investors. The MSCI Pacific Rim Index gained only 2.44% for the year, as investors avoided markets in countries such as Malaysia (-29%) and New Zealand (-23%). Despite Asia's economic troubles, the Fund has recently moved to a slightly overweighted position in the Pacific Rim countries, where valuations are very attractive compared to Europe and an eventual economic recovery is likely.

KENT INTERNATIONAL GROWTH FUND*
Distribution of Net Assets
as of December 31, 1998

Japan               26.6%
Denmark              0.8%
Australia            3.3%
Spain                3.4%
Hong Kong            2.5%
Germany              9.8%
Other                3.4%
Singapore              1%
United Kingdom      19.5%
Netherlands          5.0%
Italy                4.6%
Switzerland          7.1%
France               8.1%
Finland              0.9%
Belgium              1.7%
Sweden               2.3%

The Outlook

   The Kent International Growth Fund remains a well-diversified fund, with investments in 851 securities as of December 31, 1998. We aim to reduce risk by maintaining a well-diversified portfolio in each country in which the Fund invests.
   Looking ahead, we believe the global economy will continue to be characterized by low inflation and low interest rates. We believe Europe's stock markets can advance further despite lofty valuations, thanks in part to the advent of a single currency. We also remain confident that the Pacific Rim is slated for a recovery. However, the timing of such a rebound depends upon whether governments in countries such as Japan hold true to their promises to stimulate the economy through tax cuts and restructured banking systems.

(+)International investing involves increased risk and volatility.

(1)The Lipper International Funds Average is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States.

*The Fund's portfolio composition is subject to change.

SHADOW BAR                                                     Portfolio Reviews


 KENT INTERNATIONAL GROWTH FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 12/4/92)     (inception 12/4/92)
                --------------------------------------------------------------------------------------------
                        One Year                                       17.92%                  17.60%
                     Three Years                                        8.58%                   8.28%
                      Five Years                                        8.87%                   8.62%
                    Life of Fund                                       12.07%                  11.77%

GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC RIM INDEX
--------------------------------------------------------------------------------

                                      KENT INTERNATIONAL       MORGAN STANLEY
                                         GROWTH FUND,       CAPITAL INTERNATIONAL      MORGAN STANLEY          MORGAN STANLEY
                                     INSTITUTIONAL CLASS    EUROPE, AUSTRALIA AND   CAPITAL INTERNATIONAL   CAPITAL INTERNATIONAL
                                            SHARES             FAR EAST INDEX           EUROPE INDEX            PACIFIC INDEX
                                     -------------------    ---------------------   ---------------------   ---------------------
'12/4/92'                                   10000                   10000                   10000                   10000
'12/31/92'                                  10020                   10054                   10233                    9887
'12/31/93'                                  13045                   13367                   13282                   13444
'12/31/94'                                  13794                   14444                   13636                   15195
'12/31/95'                                  15591                   16113                   16653                   15650
'12/31/96'                                  16507                   17138                   20246                   14335
'12/31/97'                                  16926                   17443                   25063                   10681
'12/31/98'                                  19976                   20989                   32213                   10942

                                      KENT INTERNATIONAL       MORGAN STANLEY
                                         GROWTH FUND,       CAPITAL INTERNATIONAL      MORGAN STANLEY          MORGAN STANLEY
                                       INVESTMENT CLASS     EUROPE, AUSTRALIA AND   CAPITAL INTERNATIONAL   CAPITAL INTERNATIONAL
                                            SHARES             FAR EAST INDEX           EUROPE INDEX            PACIFIC INDEX
                                      ------------------    ---------------------   ---------------------   ---------------------
'12/4/92'                                   10000                   10000                   10000                   10000
'12/31/92'                                  10010                   10054                   10233                    9887
'12/31/93'                                  13006                   13367                   13282                   13444
'12/31/94'                                  13723                   14444                   13636                   15195
'12/31/95'                                  15487                   16113                   16653                   15650
'12/31/96'                                  16350                   17138                   20245                   14335
'12/31/97'                                  16719                   17443                   25063                   10681
'12/31/98'                                  19661                   20989                   32213                   10942

The Fund's performance is being measured against the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE), which is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Rim Index are unmanaged indices of stocks in their respective regions. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

The Morgan Stanley Capital International (MSCI) indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation of the various MSCI indices is the database of approximately 1,500 companies listed on the stock exchanges of the 24 countries for which there are MSCI national indices. The indices are capitalization weighted. Furthermore, companies included in the indices replicate the industry composition of each local market and, in addition, represent samplings of large-, medium- and small-capitalization companies from each local market, taking into account the stocks' liquidity.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews

KENT INDEX EQUITY FUND
by David Eder
Portfolio Manager

   The year ended December 31, 1998, was characterized by strong economic growth, low interest rates, and low inflation in the United States. Those factors supported significant gains in large-company stocks, despite severe volatility. The Standard & Poor's 500 Index posted a gain of greater than 20% for the fourth consecutive year.
   Investors flocked to shares of the largest companies in order to find safety and liquidity in the face of overseas economic troubles that seemed to threaten the U.S. expansion. Thus, the 50 largest companies in the S&P 500 accounted for over two thirds of the returns of the index. Large-company stocks in technology and the financial services market were especially strong performers. For example, technology giants such as Dell (+248%), Lucent Technologies (+176%) and Microsoft (+115%) and financial companies such as Charles Schwab (+101%) and Providian Financial (+150%) were among the top performers.*

A Rebound Late in the Year

   After the Federal Reserve reduced interest rates in the fall -- the federal funds rate was lowered by one quarter percentage point three times -- investors regained confidence in the liquidity of many global markets and economies. The U.S. stock market rebounded sharply, and both large- and small-company stocks performed well.
   For the year ended December 31, 1998, Institutional and Investment Shares of the Kent Index Equity Fund posted total returns of 28.26% and 27.93%, respectively. During the same period, the Lipper Growth and Income Funds Average(1) returned 15.61%. The Standard & Poor's 500 Index posted a return of 28.74%.

KENT INDEX EQUITY FUND*
Distribution of Net Assets
as of December 31, 1998

Medical                  12.2%
Consumer Discretionary    4.2%
Consumer Staples         10.4%
Oil/Energy                6.2%
Other                     6.4%
Utilities                10.5%
Computer & Technology    19.4%
Basic Materials           2.9%
Finance                  15.6%
Retail                    7.6%
Conglomerates             4.6%


Changes in the Index

   The S&P 500 Index -- and therefore the Kent Index Equity Fund -- underwent significant changes during the year. No fewer than 48 changes in the index took place, with 13 occurring during the third quarter alone. The pace of change in the composition of the index reflected in part a large number of corporate mergers.
   The combination of continued strong performance of the largest companies and lower earnings expectations has resulted in historically high valuations among many stocks in the S&P 500. Thus, we believe it may be difficult for the index to duplicate its recent performance during the coming year. That said, low inflation, low interest rates and modest economic growth continue to form a sound basis for continued gains among shares of large companies that make up the Fund and its benchmark index.

(1)The Lipper Growth and Income Funds Average consists of managed funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

*The Fund's portfolio composition is subject to change.

SHADOW BAR                                                  Portfolio Reviews

 KENT INDEX EQUITY FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 11/2/92)     (inception 11/25/92)
                --------------------------------------------------------------------------------------------
                        One Year                                       28.26%                  27.93%
                     Three Years                                       27.59%                  27.29%
                      Five Years                                       23.33%                  23.05%
                    Life of Fund                                       21.08%                  20.60%

GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE STANDARD & POOR'S 500 STOCK
INDEX
--------------------------------------------------------------------------------

                                                                THE KENT INDEX EQUITY FUND      STANDARD & POOR'S COMPOSITE INDEX
                                                                INSTITUTIONAL CLASS SHARES                OF 500 STOCKS
                                                                --------------------------      ---------------------------------
11/2/92                                                                   10000                               10000
12/31/92                                                                  10440                               10472
12/31/93                                                                  11390                               11518
12/31/94                                                                  11488                               11669
12/31/95                                                                  15648                               16036
12/31/96                                                                  19119                               19737
12/31/97                                                                  25342                               26321
12/31/98                                                                  32503                               33886

                                                                THE KENT INDEX EQUITY FUND      STAND & POOR'S COMPOSITE INDEX OF
                                                                 INVESTMENT CLASS SHARES                   500 STOCKS
                                                                --------------------------      ---------------------------------
11/25/92                                                                  10000                               10000
12/31/92                                                                  10185                               10131
12/31/93                                                                  11111                               11143
12/31/94                                                                  11194                               11288
12/31/95                                                                  15199                               15514
12/31/96                                                                  18531                               19093
12/31/97                                                                  24505                               25464
12/31/98                                                                  31347                               32782

The Fund's performance is being measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index that generally represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews


KENT SHORT TERM BOND FUND
by Mitchell Stapley
Portfolio Manager

   Yields on short-term notes declined dramatically during the 12-month period ending December 31, 1998, as global economic uncertainty caused investors to buy very liquid, high-quality issues. The yield on two-year Treasury securities fell from 5.55% at the beginning of the period to 3.82% in October, as investors moved money from riskier investments into the safety of short-term Treasury notes. Subsequently, however, conditions in worldwide financial markets stabilized somewhat, and yields on two-year Treasury securities rose to 4.53%.
   The Fund's Institutional and Investment shares posted total returns of 6.14% and 6.00%, respectively. That compares to a 6.55% return for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index.

Longer Maturities

   During the period, we extended the Fund's average maturity from 1.9 years to
2.1 years to lock in the higher yields that longer-term issues carried. We maintained the Fund's average credit rating at AA2. That high credit quality helped insulate the Fund from some of the market's volatility.
   The Fund's assets were invested primarily in high-quality corporate notes and Treasury securities. Investors' concerns that the global economic crisis would hurt the U.S. economy caused them to shift money from corporate securities to Treasury securities. This widening of corporate yield spreads provided an outstanding opportunity to lock in additional yield for the Fund. The Fund ended the period with 64.3% of its assets in corporate securities.*

KENT SHORT TERM BOND FUND*
Distribution of Net Assets
as of December 31, 1998

U.S. Government & Agency Issues         34.0%
Corporate Notes & Bonds                 61.0%
Cash Equivalents
  Net Other Assets & Liabilities         5.0%

Looking Ahead

   The domestic economy continues to experience growth in the 3% to 4% range, along with low and declining inflation, low unemployment and high consumer confidence. While we expect the economy to slow somewhat in the coming year, those economic underpinnings should continue to provide a beneficial environment for fixed-income securities and corporate securities, in particular. We will seek to maintain a relatively long average maturity to help provide extra yield for shareholders, and we will continue to look for opportunities to lock in higher yields by investing in select corporate bonds.

 KENT SHORT TERM BOND FUND+
 SEC 30-DAY YIELDS AS OF DECEMBER 31, 1998
 -------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                --------------------------------------------------------------------------------------------
                                                                        4.59%                   4.44%

 SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1998. Yield calculations represent past performance and will fluctuate.

 (+)Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 4.58% for Institutional Shares and 4.34% for Investment Shares.

*The Fund's portfolio composition is subject to change.

SHADOW BAR                                                   Portfolio Reviews

 KENT SHORT TERM BOND FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 11/2/92)     (inception 12/4/92)
                --------------------------------------------------------------------------------------------
                        One Year                                        6.14%                   6.00%
                     Three Years                                        5.58%                   5.44%
                      Five Years                                        5.62%                   5.48%
                    Life of Fund                                        5.20%                   5.06%

GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE LEHMAN BROTHERS 1-3-YEAR GOVERNMENT BOND INDEX, CONSUMER PRICE INDEX AND 91-DAY TREASURY BILL
--------------------------------------------------------------------------------

                                       THE KENT SHORT TERM    CONSUMER PRICE INDEX   91-DAY TREASURY BILL*   THE LEHMAN BROTHERS
                                      BOND FUND|INSTITUTIONAL --------------------   ---------------------   1-3 YEAR GOVERNMENT
                                           CLASS SHARES                                                           BOND INDEX
                                       --------------------                                                  -------------------
11/2/92                                       10000                  10000                   10000                  10000
12/31/92                                      10087                   9992                   10053                  10078
12/31/93                                      10395                  10267                   10356                  10621
12/31/94                                      10502                  10542                   10798                  10675
12/31/95                                      11608                  10809                   11393                  11832
12/31/96                                      12098                  11213                   11965                  12433
12/31/97                                      12875                  11404                   12593                  13625
12/31/98                                      13663                  11580                   13160                  14517

                                       THE KENT SHORT TERM    CONSUMER PRICE INDEX   91-DAY TREASURY BILL*   THE LEHMAN BROTHERS
                                       BOND FUND|INVESTMENT   --------------------   ---------------------   1-3 YEAR GOVERNMENT
                                           CLASS SHARES                                                           BOND INDEX
                                       --------------------                                                  -------------------
12/4/92                                       10000                  10000                   10000                  10000
12/31/92                                      10030                   9992                   10027                  10093
12/31/93                                      10335                  10267                   10329                  10637
12/31/94                                      10439                  10542                   10770                  10691
12/31/95                                      11514                  10809                   11364                  11850
12/31/96                                      11982                  11197                   11935                  12452
12/31/97                                      12732                  11387                   12562                  13646
12/31/98                                      13495                  11563                   13127                  14540

The Fund's performance is being measured against the Lehman Brothers 1-3-Year Government Bond Index, which is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. government agencies with maturities of one to three years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

The 91-day Treasury bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days.

The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews


KENT INTERMEDIATE BOND FUND
by Mitchell Stapley
Portfolio Manager

   Uncertainty in world financial markets caused investors to seek the safety and liquidity of Treasury bonds during the 12 months ended December 31, 1998. Corporate bonds underperformed Treasury securities, as investors worried that a global economic downturn would make it more difficult for companies to pay their debts. The period was also characterized by a great deal of volatility in the bond market. The yield on ten-year Treasury securities began the period at 5.75%, fell to as low as 4.16% in October, and then rebounded to 4.65% at the close of the year.
   The Kent Intermediate Bond Fund performed well during the period, with returns similar to those of its benchmark. The Fund's Institutional and Investment shares had total returns of 7.65% and 7.26%, respectively, compared to an 8.44% return for the Lehman Brothers Intermediate Government/Corporate Bond Index.

Managing the Portfolio

   The average maturity of the Fund was slightly longer than that of its benchmark at the start of the period, and we extended the average maturity over the year, from 5.2 years to 5.8 years. That strategy benefited the Fund as yields fell during most of the period.
   The Fund began the period with an allocation between Treasury and corporate securities close to that of its benchmark. The relatively poor performance of corporate securities compared to Treasury securities during most of the period led to some outstanding opportunities in the corporate sector. We took advantage of those opportunities by investing in bonds with credit ratings of A and above

KENT INTERMEDIATE BOND FUND*
Distribution of Net Assets
as of December 31, 1998

Cash Equivalents
  Net Other Assets & Liabilities        5.5%
Corporate Notes & Bonds                30.1%
U.S. Government & Agency Issues        64.4%


issued by high-quality financial and industrial companies. The Fund's credit rating remained high throughout the period, at AA1.

Going Forward

   Given the one percentage point decline in the yield of the ten-year Treasury note during the past year, we do not expect yields to move significantly lower in the coming months. However, low inflation and low interest rates should prevent yields from rising significantly. Therefore, we expect fixed-income securities to trade in a narrow range going forward, and we do anticipate some narrowing of the yield spread on corporate securities. We plan to maintain the Fund's average maturity longer than that of its benchmark to help lock in higher yield for shareholders.

 KENT INTERMEDIATE BOND FUND+
 SEC 30-DAY YIELDS AS OF DECEMBER 31, 1998
 -------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                --------------------------------------------------------------------------------------------
                                                                        4.57%                   4.34%

 SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1998. Yield calculations represent past performance and will fluctuate.

 (+)Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yield would have been 4.56% for Institutional Shares and 4.33% for Investment Shares.

*The Fund's portfolio composition is subject to change.

SHADOW BAR                                                  Portfolio Reviews

 KENT INTERMEDIATE BOND FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 11/2/92)     (inception 11/25/92)
                --------------------------------------------------------------------------------------------
                        One Year                                        7.65%                   7.26%
                     Three Years                                        6.12%                   5.85%
                      Five Years                                        6.09%                   5.89%
                    Life of Fund                                        6.45%                   6.22%

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------------------------------------------------

                                                              THE KENT INTERMEDIATE BOND FUND    THE LEHMAN BROTHERS INTERMEDIATE
                                                                 INSTITUTIONAL CLASS SHARES      GOVERNMENT/CORPORATE BOND INDEX
                                                              -------------------------------    --------------------------------
11/2/92                                                                   10000                              10000
12/31/92                                                                  10125                              10095
12/31/93                                                                  10934                              10976
12/31/94                                                                  10585                              10762
12/31/95                                                                  12298                              12410
12/31/96                                                                  12667                              12913
12/31/97                                                                  13655                              13929
12/31/98                                                                  14699                              15105

                                                              THE KENT INTERMEDIATE BOND FUND    THE LEHMAN BROTHERS INTERMEDIATE
                                                                  INVESTMENT CLASS SHARES        GOVERNMENT/CORPORATE BOND INDEX
                                                              -------------------------------    --------------------------------
11/25/92                                                                  10000                              10000
12/31/92                                                                  10050                              10134
12/31/93                                                                  10873                              11018
12/31/94                                                                  10545                              10803
12/31/95                                                                  12207                              12457
12/31/96                                                                  12544                              12962
12/31/97                                                                  13500                              13982
12/31/98                                                                  14448                              15162

The Fund's performance is being measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, which is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated, SEC-registered corporate debt. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews

KENT INCOME FUND
by Mitchell Stapley
Portfolio Manager

   Yields on long-term bonds declined significantly during the 12-month period ended December 31, 1998. The year was characterized by considerable volatility in the bond market. During the first 10 months of the period, investors were concerned about the impact that overseas economic financial troubles would have on the U.S. economy, and they turned to the liquidity and safety of Treasury bonds. This pushed yields on Treasury instruments lower by over a full percentage point. As a result, the gap between yields on corporate bonds and Treasury securities widened to levels not seen since the last recession. During the final months of 1998, however, conditions in overseas markets seemed to stabilize, and investors began to shift money back into corporate issues. The yield on the 30-year Treasury bond began the period at 5.85%, then fell to as low as 4.75% in October and finished the period at 5.10%.
   The Fund's relatively long average maturity helped its returns, with the rather significant drop in yields that occurred over the course of the year. The Fund's Institutional and Investment Shares posted total returns of 9.29% and 9.04%, respectively, for the 12 months ended December 31, 1998. That compared to an 11.77% return for the Lehman Brothers Long Government/Corporate Bond Index.

Opportunities in Corporate Bonds

   Throughout the period, we aggressively bought high-quality corporate issues as their yield spread rose relative to Treasury yields. That strategy helped the Fund's performance during the last two months of the period. We kept the credit rating of

KENT INCOME FUND*
Distribution of Net Assets
as of December 31, 1998

U.S. Government & Agency Obligations    40.7%
Corporate Notes & Bonds                 53.4%
Cash Equivalents Net Other
  Assets & Liabilities                   4.6%
Municipal Bonds                          0.9%
Foreign Government Agencies              0.4%

the Fund's holdings high, at AA1, and that high-quality orientation helped the Fund weather some of the volatility in the market over the August-to-October period.*

The Outlook

   Going forward, we expect long-term bonds to trade in a relatively narrow range, in an environment of moderate economic growth, low inflation, and low interest rates. We will seek to maintain the Fund's relatively long average maturity to help lock in extra yield, particularly on corporate securities. Meanwhile, we believe that some of the securities we purchased at attractive prices during the market's recent volatility could provide solid returns for the Fund's shareholders.

 KENT INCOME FUND+
 SEC 30-DAY YIELDS AS OF DECEMBER 31, 1998
 -------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                --------------------------------------------------------------------------------------------
                                                                        4.97%                   4.71%

 SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1998. Yield calculations represent past performance and will fluctuate.

 (+)Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 4.96% for Institutional Shares and 4.71% for Investment Shares.

*The Fund's portfolio composition is subject to change.

SHADOW BAR                                                  Portfolio Reviews

 KENT INCOME FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 3/20/95)     (inception 3/22/95)
                --------------------------------------------------------------------------------------------
                        One Year                                        9.29%                   9.04%
                     Three Years                                        6.92%                   6.72%
                    Life of Fund                                        9.41%                   9.14%

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
AND THE LEHMAN BROTHERS LONG GOVERNMENT/CORPORATE BOND INDEX
--------------------------------------------------------------------------------

                                                                               THE LEHMAN BROTHERS      THE LEHMAN BROTHERS LONG
                                                  THE KENT INCOME FUND        GOVERNMENT/CORPORATE        GOVERNMENT/CORPORATE
                                               INSTITUTIONAL CLASS SHARES          BOND INDEX                  BOND INDEX
                                               --------------------------     --------------------      ------------------------
3/20/95                                                  10000                        10000                       10000
12/31/95                                                 11506                        11358                       12190
12/31/96                                                 11643                        11688                       12207
12/31/97                                                 12828                        12871                       13979
12/31/98                                                 14063                        14043                       15624

                                                                               THE LEHMAN BROTHERS      THE LEHMAN BROTHERS LONG
                                                  THE KENT INCOME FUND        GOVERNMENT/CORPORATE        GOVERNMENT/CORPORATE
                                                 INVESTMENT CLASS SHARES           BOND INDEX                  BOND INDEX
                                                 -----------------------      --------------------      ------------------------
3/22/95                                                   10000                       10000                       10000
12/31/95                                                  11464                       11358                       12190
12/31/96                                                  11597                       11688                       12207
12/31/97                                                  12779                       12828                       13979
12/31/98                                                  13933                       14043                       15624

The Fund's performance is being measured against the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Long Government/Corporate Bond Index. The indices are comprised of U.S. Treasury issues, debt of U.S. government agencies, corporate debt guaranteed by the U.S. government and all publicly issued, fixed-rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews


KENT LIMITED TERM TAX-FREE FUND+
by Michael Martin
Portfolio Manager

   The massive amount of new supply that came to the municipal market during 1998 and the 75-basis-point cut in the federal funds rate each had a significant, yet somewhat offsetting, impact on short-term municipal securities during the 12 months ended December 31, 1998. The yield on a three-year AAA-rated general obligation municipal bond decreased by 40 basis points during the period, ending the year at 3.55%; down from 3.95% on December 31, 1997. That decline pales, however, when compared to the 110-basis-point decline in comparable-maturity Treasury securities. The ratio of the yield of a five-year municipal security to the yield of a five-year Treasury security ended the year at 82.6%, up from 72% at the beginning of the year.
   The Fund's Institutional and Investment shares posted total returns of 4.08% and 3.91%, respectively, for the 12 months ended December 31, 1998. That compares to a total return of 4.77% for the Lehman Brothers One-Year General Obligation Municipal Bond Index.

Managing the Fund

   During the period, we maintained the Fund's average maturity at the upper end of the permissible range in order to provide an attractive level of yield for shareholders. The Fund's average maturity finished the year at 2.89 years, essentially unchanged from 2.9 years at the start of the period. Throughout the period, we looked for opportunities to increase the Fund's yield while maintaining the portfolio's high average credit rating of AA. We did not feel that the extra yield available from lower-rated securities was enough to warrant taking on the extra credit risk.


KENT LIMITED TERM TAX-FREE FUND*
Distribution of Net Assets
as of December 31, 1998

Pacific             10.0%
East                14.5%
Other                7.4%
North Central       45.2%
South               13.9%
Mountain             9.0%

Looking Ahead

   We believe it is likely that there will continue to be a very heavy supply of new municipal issues coming to market in the months ahead, which could continue to dampen the performance of municipal securities somewhat. Nevertheless, we believe that the outlook for the municipal market is quite favorable, as the inflation rate is projected to remain low. As a result, we will seek to keep the Fund's average maturity slightly longer than that of its benchmark, to lock in yield for the Fund's shareholders. We will also attempt to take advantage of any market declines to help increase the average maturity further.

 THE KENT LIMITED TERM TAX-FREE FUND
 TAX EQUIVALENT YIELDS(++) AS OF DECEMBER 31, 1998
 -----------------------------------------------------

                TAX BRACKET                INSTITUTIONAL CLASS                INVESTMENT CLASS
                ------------------------------------------------------------------------------
                  28.0%                           4.60%                            4.39%
                  31.0%                           4.80%                            4.58%
                  36.0%                           5.17%                            4.94%
                  39.6%                           5.48%                            5.23%

 ++Based on an SEC 30-day yield on 12/31/98 of 3.31% for the Institutional Class and 3.16% for the Investment Class, SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1998. Yield calculations represent past performance and will fluctuate.

 Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.31% for Institutional Shares and 3.04% for Investment Shares.

(+)The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

*The Fund's portfolio composition is subject to change.

SHADOW BAR                                                Portfolio Reviews


 KENT LIMITED TERM TAX-FREE FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                 (inception 9/1/94)     (inception 11/1/94)
                --------------------------------------------------------------------------------------------
                        One Year                                        4.08%                   3.91%
                     Three Years                                        4.13%                   4.01%
                    Life of Fund                                        4.60%                   4.89%

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS ONE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
AND THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

                                            THE KENT LIMITED TERM TAX-     THE LEHMAN BROTHERS ONE-    THE LEHMAN BROTHERS THREE-
                                           FREE FUND INSTITUTIONAL CLASS    YEAR GENERAL OBLIGATION     YEAR GENERAL OBLIGATION
                                                      SHARES                 MUNICIPAL BOND INDEX         MUNICIPAL BOND INDEX
                                           -----------------------------   ------------------------    --------------------------
9/1/94                                                 10000                         10000                       10000
12/31/94                                                9923                         10108                        9943
12/31/95                                               10760                         10767                       10821
12/31/96                                               11140                         11245                       11319
12/31/97                                               11672                         11762                       11931
21/31/98                                               12148                         12323                       12548

                                              THE KENT LIMITED TERM TAX-   THE LEHMAN BROTHERS ONE-    THE LEHMAN BROTHERS THREE-
                                              FREE FUND INVESTMENT CLASS    YEAR GENERAL OBLIGATION     YEAR GENERAL OBLIGATION
                                                        SHARES               MUNICIPAL BOND INDEX         MUNICIPAL BOND INDEX
                                              --------------------------   ------------------------    --------------------------
11/1/94                                                 10000                        10005                       10000
12/31/94                                                10003                        10198                       10132
12/31/95                                                10843                        10863                       11027
12/31/96                                                11224                        11343                       11534
12/31/97                                                11742                        11867                       12158
12/31/98                                                12201                        12433                       12787

The Fund's performance is being measured against the Lehman Brothers One-Year General Obligation Municipal Bond Index and the Lehman Brothers Three-Year General Obligation Municipal Bond Index, which are unmanaged indices that are comprised of debt instruments issued by municipalities. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews

KENT INTERMEDIATE TAX-FREE FUND+
by Michael Martin
Portfolio Manager

   Intermediate municipal bond returns lagged returns for Treasury securities of comparable maturities during the 12-month period ended December 31, 1998. For example, the yield on the ten-year AAA-rated general obligation municipal security declined by 25 basis points, compared to a 109-basis-point decrease in the yield on a ten-year Treasury note. As a result, the ratio of the yield on a ten-year AAA-rated general obligation security to the yield on a ten-year Treasury security increased from 75.8% at the beginning of the year to 87.7% as of December 31, 1998.
   The performance of intermediate municipal securities lagged that of Treasury securities for several reasons. A very heavy supply of municipal issues met with lukewarm demand from retail investors, who were attracted by strong returns in the equity markets. Also, investors favored the liquidity of Treasury securities over municipal securities, given the increasingly unsettled condition of the financial markets over the August-to-October period.
   For the 12 months ended December 31, 1998, the Fund's Institutional and Investment shares posted total returns of 5.37% and 5.09%, respectively. That performance compared to a total return of 5.17% for the Fund's benchmark, the Lehman Brothers Three-Year General Obligation Municipal Bond Index.
   The average maturity of the Fund began the period at 7.14 years and ended the year at 6.89 years. We kept the average credit quality of the portfolio high at AA because we saw few opportunities to purchase lower quality issues at attractive prices.

KENT INTERMEDIATE TAX-FREE FUND*
Distribution of Net Assets
as of December 31, 1998

North Central            36.5%
East                     15.9%
Other                     6.7%
Mountain                  7.3%
Pacific                  14.1%
South                    19.5%


The Outlook

   We believe the municipal market will once again have to contend with heavy supply coming into the market and with competition from the stock market in the months ahead. But we believe that the outlook for the municipal market -- as well as for the overall bond market -- is favorable given prospects for continued low inflation. Thus, we intend to maintain the Fund's relatively long average maturity to help provide an attractive yield for shareholders. We also look to extend the Fund's average maturity during market setbacks.

 KENT INTERMEDIATE TAX-FREE FUND+
 TAX EQUIVALENT YIELDS(++) AS OF DECEMBER 31, 1998
 -----------------------------------------------------

                TAX BRACKET                INSTITUTIONAL CLASS                INVESTMENT CLASS
                ------------------------------------------------------------------------------
                  28.0%                           4.76%                            4.42%
                  31.0%                           4.97%                            4.61%
                  36.0%                           5.36%                            4.97%
                  39.6%                           5.68%                            5.26%

 (++)Based on an SEC 30-day yield on 12/31/98 of 3.43% for the Institutional Class and 3.18% for the Investment Class, SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1998. Yield calculations represent past performance and will fluctuate.

 Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.42% for Institutional Shares and 3.17% for Investment Shares.

 (+)The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 *The Fund's portfolio composition is subject to change.

SHADOW BAR                                                   Portfolio Reviews

 KENT INTERMEDIATE TAX-FREE FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 12/16/92)    (inception 12/18/92)
                --------------------------------------------------------------------------------------------
                        One Year                                        5.37%                   5.09%
                     Three Years                                        5.27%                   5.01%
                      Five Years                                        5.04%                   4.83%
                    Life of Fund                                        5.64%                   5.44%

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
AND THE LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

                                            THE KENT INTERMEDIATE TAX-     THE LEHMAN BROTHERS THREE-   THE LEHMAN BROTHERS FIVE-
                                           FREE FUND INSTITUTIONAL CLASS    YEAR GENERAL OBLIGATION      YEAR GENERAL OBLIGATION
                                                      SHARES                  MUNICIPAL BOND INDEX        MUNICIPAL BOND INDEX
                                           -----------------------------   --------------------------   -------------------------
12/16/92                                               10000                         10000                        10000
12/31/92                                               10060                         10300                        10500
12/31/93                                               10895                         10673                        10930
12/31/94                                               10567                         10755                        10779
12/31/95                                               11941                         11705                        12032
12/31/96                                               12349                         12243                        12589
12/31/97                                               13222                         12905                        13406
12/31/98                                               13929                         13572                        14189

                                              THE KENT INTERMEDIATE TAX-   THE LEHMAN BROTHERS THREE-   THE LEHMAN BROTHERS FIVE-
                                              FREE FUND INVESTMENT CLASS    YEAR GENERAL OBLIGATION      YEAR GENERAL OBLIGATION
                                                        SHARES                MUNICIPAL BOND INDEX        MUNICIPAL BOND INDEX
                                              --------------------------   --------------------------   -------------------------
12/18/92                                                10000                        10000                        10000
12/31/92                                                10040                        10200                        10600
12/31/93                                                10873                        10673                        10930
12/31/94                                                10543                        10755                        10779
12/31/95                                                11889                        11705                        12032
12/31/96                                                12266                        12243                        12581
12/31/97                                                13100                        12905                        13406
12/31/98                                                13765                        13572                        14189

The Fund's performance is being measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index which are unmanaged indices comprised of debt instruments issued by municipalities. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews

KENT TAX-FREE INCOME FUND+
by Michael Martin
Portfolio Manager

   The main factor holding back the municipal market during 1998 was the tremendous supply of new issues, which amounted to $284 billion for the year -- second only to the $293 billion of new supply seen in 1993. That tremendous increase in supply was met with lukewarm demand by retail investors, who comprise fully one third of the municipal market. These investors continued to be attracted to the very high returns in the equity markets compared to the low relatively level of yields available on municipal securities.
   In addition, many investors became increasingly concerned about how the economic and financial market problems around the globe would affect the U.S. economy. These concerns brought about a tremendous flight to safety and liquidity in Treasury securities. For the year, the yield on a thirty-year AAA-rated general obligation municipal bond declined by only nine basis points, ending the period at 4.94%. By comparison, the thirty-year Treasury bond's yield declined by 84 basis points.
   This underperformance of the municipal market relative to the Treasury market caused hedge funds and other non-traditional buyers to exit the municipal market. This sell-off caused the ratio of the yield on a thirty-year municipal bond to the yield of a thirty-year Treasury security to steadily increase during the period, from 84.8% to 96%. During the flight-to-quality rally that occurred in the Treasury market over the August-to-October period, the municipal-to-Treasury yield ratio actually approached 100%.
   The Fund's Institutional and Investment shares delivered total returns of 5.71% and 5.43%, respectively, for the 12 months through December 31, 1998. That compared to a 5.84% return for the Lehman Brothers Municipal Bond Index.

Managing Average Maturity

   During the brief moments that the fixed-income markets sold off during 1998, we took the opportunity to extend the average maturity of the portfolio. Conversely, when the fixed-income markets ral-

KENT TAX-FREE INCOME FUND*
Distribution of Net Assets
as of December 31, 1998

East           12.1%
Other           0.3%
Mountain       11.6%
Pacific        19.1%
South          15.2%
North Central  41.7%

lied, we generally decreased the average maturity the portfolio. The Fund started the year with an average maturity of 11.9 years and ended the year with an average maturity close to 10 years.
   The average credit rating of the portfolio remained high at AA. We saw little incentive to purchase lower-rated credits given their very small yield advantage over higher-rated issues. This quality-spread differential has narrowed sharply in recent years.


The Outlook

   Although the municipal market may once again have to contend with a heavy supply of new issues in 1999, we believe that the outlook for the municipal market and the bond market, in general, is favorable given the likelihood of continued low inflation. We will continue to seek to maintain an average maturity slightly longer than that of our index, and will take advantage of any market declines to increase the average maturity of the portfolio.

 KENT TAX-FREE INCOME FUND+
 TAX EQUIVALENT YIELDS++ AS OF DECEMBER 31, 1998
 ---------------------------------------------------

                TAX BRACKET                INSTITUTIONAL CLASS                INVESTMENT CLASS
                ------------------------------------------------------------------------------
                  28.0%                           4.94%                            4.60%
                  31.0%                           5.16%                            4.80%
                  36.0%                           5.56%                            5.17%
                  39.6%                           5.89%                            5.48%

 (++)Based on an SEC 30-day yield on 12/31/98 of 3.56% for the Institutional Class and 3.31% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1998. Yield calculations represent past performance and will fluctuate.

 Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.55% for Institutional Shares and 3.30% for Investment Shares.

 (+)The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

 *The Fund's portfolio composition is subject to change.

SHADOW BAR                                                  Portfolio Reviews


 KENT TAX-FREE INCOME FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 ---------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                (inception 3/20/95)     (inception 3/31/95)
                --------------------------------------------------------------------------------------------
                        One Year                                        5.71%                   5.43%
                     Three Years                                        6.05%                   5.74%
                    Life of Fund                                        7.07%                   6.82%

GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

                                                               THE KENT TAX-FREE INCOME FUND      THE LEHMAN BROTHERS MUNICIPAL
                                                                 INSTITUTIONAL CLASS SHARES                 BOND INDEX
                                                               -----------------------------      -----------------------------
3/20/95                                                                   10000                              10000
12/31/95                                                                  10860                              10971
12/31/96                                                                  11290                              11457
12/31/97                                                                  12261                              12511
12/31/98                                                                  12957                              13242

                                                               THE KENT TAX-FREE INCOME FUND      THE LEHMAN BROTHERS MUNICIPAL
                                                                  INVESTMENT CLASS SHARES                   BOND INDEX
                                                               -----------------------------      -----------------------------
3/31/95                                                                   10000                              10000
12/31/95                                                                  10834                              10971
12/31/96                                                                  11217                              11457
12/31/97                                                                  12150                              12511
12/31/98                                                                  12809                              13242

The Fund's performance is being measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index comprised of general obligation municipal debt instruments. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.
Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

Portfolio Reviews

KENT MICHIGAN MUNICIPAL BOND FUND+
by Michael Martin
Portfolio Manager

   Municipal securities underperformed Treasury securities during the 12 months ended December 31, 1998. The main reason was the tremendous amount of new issues hitting the municipal market during the year. That supply met with lukewarm demand by retail investors who comprise fully one third of the municipal market. These investors continued to be attracted to the very high returns in the equity markets compared to the relatively low level of yields available on municipal securities.
   The yield on the five-year AAA-rated general obligation municipal security ended the year at 3.75%, down from 4.10% at the beginning of the year. That 35-basis point decline compares to a 117-basis point decline for a five-year Treasury security. The ratio of the yield on a five-year AAA-rated municipal security to the yield on a five-year Treasury security ended the year at 82.6%, compared to 72% at the beginning of the period.
   During the 12 months ending December 31, 1998, the Fund's Institutional and Investor shares had total returns of 4.75% and 4.60%, respectively. That compared to a 5.17% total return for the Lehman Brothers Three-Year General Obligation Municipal Bond Index.

A Focus on Quality

   The decline in municipal and Treasury yields last year partially reflected concerns about potential weakness in the U.S. economy due to overseas economic problems. Those concerns led the Federal Reserve to cut the federal funds rate three times from September through November. Municipal securities underperformed Treasury securities because worried investors favored issues backed by the federal government and due to the very strong supply of new municipal issues that came to market. In the state of Michigan, new issue volume rose almost 50% compared to 1997.

KENT MICHIGAN MUNICIPAL FUND*
Distribution of Net Assets
as of December 31, 1998

Cash Equivalents & Net Other Assets & Liabilities      1.7%
Municipal Securities                                  98.3%


   The average maturity of the portfolio ended the year at 4.10 years, up only slightly from 4.06 years at the start of the period. During the year, we increased the Fund's yield by purchasing issues such as Chippewa County War Memorial Hospital bonds with a 4.60% coupon due in 2000. We also maintained the Fund's high average credit rating of AA. Yields on lower quality bonds were not attractive enough to compensate for the additional risk in those issues.*

Looking Ahead

   We believe Michigan's economy should continue to benefit from solid economic growth in 1999. We expect new supply to be strong -- but not as strong as it was in 1998. In addition, the market should benefit from continued low inflation. We will look for opportunities in a variety of sectors, but we believe that education and transportation issues might be especially strong.

 KENT MICHIGAN MUNICIPAL BOND FUND(+)
 TAX EQUIVALENT YIELDS(++) AS OF DECEMBER 31, 1998
 -----------------------------------------------------

                TAX BRACKET                INSTITUTIONAL CLASS                INVESTMENT CLASS
                ------------------------------------------------------------------------------
                  28.0%                           5.17%                            4.96%
                  31.0%                           5.39%                            5.17%
                  36.0%                           5.81%                            5.58%
                  39.6%                           6.16%                            5.91%

 ++Based on an SEC 30-day yield on 12/31/98 of 3.72% for the Institutional Class and 3.57% for the Investment Class, SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1998. Yield calculations represent past performance and will fluctuate.

 Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.71% for Institutional Shares and 3.51% for Investment Shares.

 (+)The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
 *The Fund's portfolio composition is subject to change.
 Regional investing may involve additional risks since investments are limited to one geographical area.

 SHADOW BAR                                                Portfolio Reviews

 KENT MICHIGAN MUNICIPAL BOND FUND
 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998
 --------------------------------------------------------

                                                                INSTITUTIONAL CLASS       INVESTMENT CLASS
                                                                 (inception 5/3/93)     (inception 5/11/93)
                --------------------------------------------------------------------------------------------
                        One Year                                        4.75%                   4.60%
                     Three Years                                        4.59%                   4.44%
                      Five Years                                        4.43%                   4.27%
                    Life of Fund                                        4.46%                   4.29%

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------

                                                                                                    LEHMAN BROTHERS THREE-YEAR
                                                              THE KENT MICHIGAN MUNICIPAL BOND     GENERAL OBLIGATION MUNICIPAL
                                                              FUND INSTITUTIONAL CLASS SHARES               BOND INDEX
                                                              --------------------------------     ----------------------------
5/3/93                                                                   10000                              10000
12/31/93                                                                 10300                              10311
12/31/94                                                                 10340                              10390
12/31/95                                                                 11190                              11308
12/31/96                                                                 11580                              11828
12/31/97                                                                 12222                              12468
12/31/98                                                                 12802                              13113

                                                                                                    LEHMAN BROTHERS THREE-YEAR
                                                              THE KENT MICHIGAN MUNICIPAL BOND     GENERAL OBLIGATION MUNICIPAL
                                                                FUND INVESTMENT CLASS SHARES                BOND INDEX
                                                              --------------------------------     ----------------------------
5/11/93                                                                  10000                              10000
12/31/93                                                                 10285                              10311
12/31/94                                                                 10301                              10390
12/31/95                                                                 11126                              11308
12/31/96                                                                 11500                              11828
12/31/97                                                                 12119                              12468
12/31/98                                                                 12676                              13113

The Fund's performance is being measured against the Lehman Brothers Three-Year General Obligation Municipal Bond Index, which is an unmanaged index comprised of debt instruments issued by municipalities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund does reflect the deduction of fees for these value-added services.
Past performance is no guarantee of future results. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions.

Certain fees were waived during the period. Had these waivers not been in effect, total returns would have been lower.

                        THE KENT    GROWTH AND INCOME FUND
                        FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
COMMERCIAL PAPER -- 1.8%
            OIL -- U.S. INTEGRATED -- 1.8%
$15,795,000 Shell Oil Co., 5.00%, 1/4/99....  $ 15,788,419
                                              ------------
            TOTAL COMMERCIAL PAPER..........    15,788,419
                                              ------------
            (Cost $15,788,419)
COMMON STOCKS -- 98.2%
            ADVERTISING -- 0.1%
    15,100  Interpublic Group Cos., Inc. ...     1,204,225
                                              ------------
            AEROSPACE & DEFENSE -- 0.7%
    87,800  Boeing Co. .....................     2,864,475
    20,400  Lockheed Martin Corp. ..........     1,728,900
    30,300  Raytheon Co., Class B...........     1,613,475
                                              ------------
                                                 6,206,850
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.2%
    24,900  Maytag Corp. ...................     1,550,025
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.2%
    15,000  Dana Corp. .....................       613,125
    16,200  TRW, Inc. ......................       910,238
                                              ------------
                                                 1,523,363
                                              ------------
            AUTO/TRUCK -- REPLACEMENT EQUIPMENT -- 0.1%
    16,650  Genuine Parts Co. ..............       556,734
                                              ------------
            AUTOMOTIVE -- 1.3%
   116,700  Ford Motor Co. .................     6,848,832
    66,100  General Motors Corp. ...........     4,730,281
                                              ------------
                                                11,579,113
                                              ------------
            BANKS -- MIDWEST -- 0.3%
    24,400  Fifth Third Bancorp.............     1,740,025
    20,300  Huntington Bancshares...........       610,269
                                              ------------
                                                 2,350,294
                                              ------------
            BANKS -- MONEY CENTER -- 2.1%
   174,064  BankAmerica Corp. ..............    10,465,598
     8,600  Bankers Trust New York Corp. ...       734,763
    84,900  Chase Manhattan Corp. ..........     6,027,900
    16,100  J.P. Morgan & Co., Inc. ........     1,691,506
                                              ------------
                                                18,919,767
                                              ------------
            BANKS -- NORTHEAST -- 0.2%
    23,500  State Street Corp. .............     1,634,719
                                              ------------
            BANKS -- MAJOR REGIONAL -- 4.8%
    73,800  Bank of New York Co., Inc. .....     2,970,450
   124,346  Bank One Corp. .................     6,349,417
    32,900  BankBoston Corp. ...............     1,281,044
    13,700  Comerica, Inc. .................       934,169
    95,900  First Union Corp. ..............     5,831,919
    50,300  Fleet Financial Group, Inc. ....     2,247,781
    60,200  KeyCorp.........................     1,926,400
    29,700  Mellon Bank Corp. ..............     2,041,875
    29,200  National City Corp. ............     2,117,000


                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
----------  --------------------------------  ------------
COMMON STOCKS -- 98.2%
            BANKS -- MAJOR REGIONAL -- (CONTINUED)
    20,400  Northern Trust Corp. ...........  $  1,781,175
    40,700  PNC Bank Corp. .................     2,202,888
    27,800  SunTrust Banks, Inc. ...........     2,126,700
    67,000  U.S. Bancorp....................     2,378,500
    26,800  Wachovia Corp. .................     2,343,325
   160,000  Wells Fargo Co. ................     6,389,999
                                              ------------
                                                42,922,642
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.3%
    45,200  Anheuser-Busch Co., Inc. .......     2,966,250
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 2.4%
   212,600  Coca-Cola Co. ..................    14,217,625
   168,089  PepsiCo, Inc. ..................     6,881,143
                                              ------------
                                                21,098,768
                                              ------------
            BROADCASTING/CABLE -- 1.0%
    28,500  Clear Channel Communications,
            Inc.*...........................     1,553,250
    33,700  Comcast Corp., Special
            Class A.........................     1,977,769
    57,700  MediaOne Group, Inc.*...........     2,711,900
    55,800  Tele-Communications, Inc.,
            Class A*........................     3,086,437
                                              ------------
                                                 9,329,356
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.2%
    48,000  Masco Corp. ....................     1,380,000
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.1%
    12,800  Centex Corp. ...................       576,800
    16,800  Pulte Corp. ....................       467,250
                                              ------------
                                                 1,044,050
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 1.1%
   132,400  Home Depot, Inc. ...............     8,101,225
    33,200  Lowe's Cos., Inc. ..............     1,699,425
                                              ------------
                                                 9,800,650
                                              ------------
            BUILDING PRODUCTS -- WOOD -- 0.1%
    18,400  Weyerhaeuser Co. ...............       934,950
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 1.3%
    25,700  Dow Chemical Co. ...............     2,337,094
   101,700  E.I. du Pont de Nemours &
            Co. ............................     5,396,456
    21,700  Hercules, Inc. .................       594,038
    35,500  PPG Industries, Inc. ...........     2,067,875
    22,800  Union Carbide Corp. ............       969,000
                                              ------------
                                                11,364,463
                                              ------------
            CHEMICALS -- SPECIALTY -- 0.3%
    24,600  Great Lakes Chemical Corp. .....       984,000
    26,400  Nalco Chemical Co. .............       818,400
    20,000  Sigma-Aldrich Corp. ............       587,500
                                              ------------
                                                 2,389,900
                                              ------------

                                   Continued

                        THE KENT    GROWTH AND INCOME FUND
                        FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            COMPUTER SOFTWARE -- 4.0%
    58,000  Computer Associates
            International, Inc. ............  $  2,472,250
   231,700  Microsoft Corp.*................    32,133,893
    21,000  Oracle Corp.*...................       905,625
                                              ------------
                                                35,511,768
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 1.7%
   159,275  Cisco Systems, Inc.*............    14,782,711
                                              ------------
            COMPUTERS -- MAINFRAME -- 2.0%
    96,000  IBM Corp. ......................    17,736,000
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 0.4%
    33,000  EMC Corp.*......................     2,805,000
    30,000  Seagate Technology, Inc.*.......       907,500
                                              ------------
                                                 3,712,500
                                              ------------
            COMPUTERS -- MICRO -- 1.7%
   154,874  Compaq Computer Corp. ..........     6,495,028
   113,800  Dell Computer Corp.*............     8,328,738
                                              ------------
                                                14,823,766
                                              ------------
            COMPUTERS -- MINI -- 1.2%
   109,340  Hewlett-Packard Co. ............     7,469,289
    34,600  Sun Microsystems, Inc.*.........     2,962,625
                                              ------------
                                                10,431,914
                                              ------------
            COMPUTERS -- SERVICES -- 0.7%
    52,870  Automatic Data Processing,
            Inc. ...........................     4,239,513
    14,700  Computer Sciences Corp. ........       947,231
    40,800  First Data Corp. ...............     1,292,850
                                              ------------
                                                 6,479,594
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.8%
    13,000  American Greetings Corp.,
            Class A.........................       533,813
    28,800  Newell Co. .....................     1,188,000
    60,900  Unilever NV, ADR................     5,050,893
                                              ------------
                                                 6,772,706
                                              ------------
            CONTAINERS & PACKAGING -- 0.1%
    19,700  Owens-Illinois, Inc.*...........       603,313
                                              ------------
            COSMETICS & TOILETRIES -- 0.9%
   106,712  Gillette Co. ...................     5,155,524
    52,400  Kimberly-Clark Corp. ...........     2,855,800
                                              ------------
                                                 8,011,324
                                              ------------
            DIVERSIFIED -- 4.9%
    52,300  Allied Signal, Inc. ............     2,317,544
   308,000  General Electric Co.............    31,435,249
    23,000  Johnson Controls, Inc. .........     1,357,000
    35,200  Minnesota Mining & Manufacturing
            Co. ............................     2,503,599
    44,900  Seagram Co., Ltd. ..............     1,706,200
    23,900  Tenneco, Inc. ..................       814,094

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            DIVERSIFIED (CONTINUED)
    22,500  Textron, Inc. ..................  $  1,708,594
    22,300  United Technologies Corp. ......     2,425,125
                                              ------------
                                                44,267,405
                                              ------------
            ELECTRICAL COMPONENTS -- SEMICONDUCTORS --
            2.7%
    40,100  Applied Materials, Inc.*........     1,711,769
   144,700  Intel Corp. ....................    17,155,993
    18,700  Micron Technology, Inc.*........       945,519
    29,100  Rockwell International Corp. ...     1,413,169
    37,500  Texas Instruments, Inc. ........     3,208,593
                                              ------------
                                                24,435,043
                                              ------------
            ELECTRONIC -- CONNECTORS -- 0.0%
     8,700  Thomas & Betts Corp. ...........       376,819
                                              ------------
            FINANCE -- 0.6%
    61,114  Associates First Capital Corp.,
            Class A.........................     2,589,706
    63,216  Washington Mutual, Inc. ........     2,414,061
                                              ------------
                                                 5,003,767
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.2%
    45,300  Household International,
            Inc. ...........................     1,795,013
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 0.3%
    37,200  Merrill Lynch & Co., Inc. ......     2,483,100
                                              ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 1.0%
    45,200  American Express Co. ...........     4,621,700
    66,000  Morgan Stanley, Dean Witter &
            Co. ............................     4,686,000
                                              ------------
                                                 9,307,700
                                              ------------
            FINANCIAL -- MORTGAGE &
            RELATED SERVICES -- 1.3%
    99,200  Fannie Mae......................     7,340,800
    62,300  Freddie Mac.....................     4,014,456
                                              ------------
                                                11,355,256
                                              ------------
            FINANCIAL SERVICES -- DIVERSIFIED -- 1.2%
   217,650  Citigroup, Inc. ................    10,773,675
                                              ------------
            FOOD -- CANNED -- 0.6%
    46,700  Campbell Soup Co. ..............     2,568,500
    44,991  H.J. Heinz Co. .................     2,547,615
                                              ------------
                                                 5,116,115
                                              ------------
            FOOD -- CONFECTIONARY -- 0.1%
    13,400  Hershey Foods Corp. ............       833,313
                                              ------------
            FOOD -- DIVERSIFIED -- 1.2%
    26,300  Bestfoods.......................     1,400,475
    45,600  ConAgra, Inc. ..................     1,436,400
    22,700  General Mills, Inc. ............     1,764,925
    37,300  Kellogg Co. ....................     1,272,863
    19,800  Quaker Oats Co. ................     1,178,100

                                   Continued

                     THE KENT       GROWTH AND INCOME FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            FOOD -- DIVERSIFIED (CONTINUED)
    30,500  Ralston Purina Group............  $    987,438
    90,000  Sara Lee Corp. .................     2,536,874
                                              ------------
                                                10,577,075
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.1%
    55,960  Archer-Daniels-Midland Co. .....       961,813
                                              ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
    47,000  Supervalu, Inc. ................     1,316,000
                                              ------------
            GAS & ELECTRIC UTILITY -- 0.4%
    40,500  PG & E Corp. ...................     1,275,750
    56,200  Public Service Enterprise Group,
            Inc. ...........................     2,248,000
                                              ------------
                                                 3,523,750
                                              ------------
            HOTELS & LODGING -- 0.2%
    49,800  Marriott International, Inc.,
            Class A.........................     1,444,200
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.2%
    20,400  Honeywell, Inc. ................     1,536,375
                                              ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.1%
    22,700  EG&G, Inc. .....................       631,344
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.1%
    21,400  Aon Corp. ......................     1,185,025
                                              ------------
            INSURANCE -- BROKERS -- 0.2%
    34,000  Marsh & McLennan Cos., Inc. ....     1,986,875
                                              ------------
            INSURANCE -- LIFE -- 0.5%
    32,000  American General Corp. .........     2,496,000
    19,300  Torchmark Corp. ................       681,531
    11,900  Transamerica Corp. .............     1,374,450
                                              ------------
                                                 4,551,981
                                              ------------
            INSURANCE -- MULTI-LINE -- 0.5%
    14,500  Aetna, Inc. ....................     1,140,063
    29,500  CIGNA Corp. ....................     2,280,719
    12,500  MBIA, Inc. .....................       819,531
                                              ------------
                                                 4,240,313
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 1.8%
   107,500  Allstate Corp. .................     4,152,187
   105,700  American International Group,
            Inc. ...........................    10,213,262
    15,700  Chubb Corp. ....................     1,018,538
    23,400  Safeco Corp. ...................     1,004,738
                                              ------------
                                                16,388,725
                                              ------------
            LEISURE & RECREATION/GAMING -- 0.0%
    11,300  Harrah's Entertainment, Inc.*...       177,269
    16,800  Mirage Resorts*.................       250,950
                                              ------------
                                                   428,219
                                              ------------
            MACHINERY & EQUIPMENT -- 0.1%
    46,200  Milacron, Inc. .................       889,350
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            MACHINERY -- CONSTRUCTION/MINING -- 0.2%
    35,400  Caterpillar, Inc. ..............  $  1,628,400
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.4%
    41,000  Emerson Electric Co. ...........     2,480,500
    20,800  W.W. Grainger, Inc. ............       865,800
                                              ------------
                                                 3,346,300
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.3%
    27,200  Cooper Industries, Inc. ........     1,297,100
    22,000  Illinois Tool Works, Inc. ......     1,276,000
                                              ------------
                                                 2,573,100
                                              ------------
            MEDIA CONGLOMERATES -- 1.4%
   112,200  Time Warner, Inc. ..............     6,963,413
   180,655  Walt Disney Co. ................     5,419,650
                                              ------------
                                                12,383,063
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.3%
    24,300  Amgen, Inc.*....................     2,540,869
                                              ------------
            MEDICAL -- DRUGS -- 9.5%
   148,700  Abbott Laboratories.............     7,286,300
   127,000  American Home Products Corp. ...     7,151,688
   105,100  Bristol-Myers Squibb Co. .......    14,063,694
    98,400  Eli Lilly & Co. ................     8,745,300
   112,100  Merck & Co., Inc. ..............    16,555,768
   123,310  Pfizer, Inc. ...................    15,467,697
    45,600  Pharmacia & Upjohn, Inc. .......     2,582,100
   144,000  Schering-Plough Corp. ..........     7,956,000
    84,800  Warner-Lambert Co. .............     6,375,900
                                              ------------
                                                86,184,447
                                              ------------
            MEDICAL -- HEALTH MEDICAL ORGANIZATION -- 0.0%
    21,200  Humana, Inc.*...................       377,625
                                              ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 0.1%
    71,200  HEALTHSOUTH Corp.*..............     1,099,150
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.2%
    25,100  Cardinal Health, Inc. ..........     1,904,463
                                              ------------
            MEDICAL INSTRUMENTS -- 0.1%
    18,700  Biomet, Inc. ...................       752,675
                                              ------------
            MEDICAL PRODUCTS -- 0.4%
    26,500  Baxter International, Inc. .....     1,704,281
    20,700  Guidant Corp. ..................     2,282,175
                                              ------------
                                                 3,986,456
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 1.5%
    32,500  Becton, Dickinson & Co. ........     1,387,344
    24,600  C.R. Bard, Inc. ................     1,217,700
   125,720  Johnson & Johnson...............    10,544,765
                                              ------------
                                                13,149,809
                                              ------------

                                   Continued

                       THE KENT     GROWTH AND INCOME FUND
                       FUNDS        SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            METAL -- GOLD -- 0.2%
    57,500  Barrick Gold Corp. .............  $  1,121,250
    30,500  Homestake Mining Co. ...........       280,219
                                              ------------
                                                 1,401,469
                                              ------------
            METAL -- MISCELLANEOUS -- 0.0%
    37,000  Cyprus Amax Minerals Co. .......       370,000
                                              ------------
            METAL -- NON-FERROUS -- 0.4%
    22,700  Aluminum Co. of America.........     1,692,569
    29,600  Freeport-McMoran Copper & Gold,
            Inc., Class B...................       308,950
    23,900  Reynolds Metals Co. ............     1,259,231
                                              ------------
                                                 3,260,750
                                              ------------
            OFFICE AUTOMATION & EQUIPMENT -- 0.7%
    40,000  Pitney Bowes, Inc. .............     2,642,500
    29,400  Xerox Corp. ....................     3,469,200
                                              ------------
                                                 6,111,700
                                              ------------
            OIL -- FIELD SERVICES -- 0.2%
    51,200  Halliburton Co. ................     1,516,800
                                              ------------
            OIL -- INTERNATIONAL INTEGRATED -- 4.5%
    66,000  Chevron Corp. ..................     5,473,875
   231,700  Exxon Corp. ....................    16,943,062
    73,800  Mobil Corp. ....................     6,429,825
   184,200  Royal Dutch Petroleum Co., ADR..     8,818,575
    47,000  Texaco, Inc. ...................     2,485,125
                                              ------------
                                                40,150,462
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.3%
    14,050  Columbia Gas System, Inc. ......       811,388
    30,000  Enron Corp. ....................     1,711,875
                                              ------------
                                                 2,523,263
                                              ------------
            OIL -- U.S. INTEGRATED -- 1.3%
    82,400  Amoco Corp. ....................     4,861,600
    45,300  Atlantic Richfield Co. .........     2,955,825
    34,400  Phillips Petroleum Co. .........     1,466,300
    38,300  Unocal Corp. ...................     1,117,881
    49,300  USX-Marathon Group..............     1,485,163
                                              ------------
                                                11,886,769
                                              ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.1%
    34,500  Baker Hughes, Inc. .............       610,219
                                              ------------
            OIL REFINING -- 0.3%
    21,600  Ashland, Inc. ..................     1,044,900
    34,100  Sunoco, Inc. ...................     1,229,731
                                              ------------
                                                 2,274,631
                                              ------------
            PAPER & RELATED PRODUCTS -- 0.6%
    28,500  Fort James Corp. ...............     1,140,000
    39,400  International Paper Co. ........     1,765,612
    29,900  Mead Corp. .....................       876,444
    18,900  Union Camp Corp. ...............     1,275,750
                                              ------------
                                                 5,057,806
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            PHOTOGRAPHY -- 0.2%
    29,300  Eastman Kodak Co. ..............  $  2,109,600
                                              ------------
            POLLUTION CONTROL -- 0.3%
    48,600  Waste Management, Inc. .........     2,265,975
                                              ------------
            PROTECTION -- SAFETY -- 0.6%
    72,800  Tyco International Ltd. ........     5,491,850
                                              ------------
            PUBLISHING -- BOOKS -- 0.2%
    13,800  McGraw-Hill Cos., Inc. .........     1,405,875
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.7%
     8,900  Dow Jones & Co. ................       428,313
    36,600  Gannett, Inc. ..................     2,360,700
    14,000  Knight-Ridder, Inc. ............       715,750
    19,900  New York Times Co., Class A.....       690,281
     9,100  Times Mirror Co., Class A.......       509,600
    17,700  Tribune Co. ....................     1,168,200
                                              ------------
                                                 5,872,844
                                              ------------
            RESTAURANTS -- 0.6%
    66,200  McDonald's Corp. ...............     5,072,575
                                              ------------
            RETAIL -- APPAREL/SHOES -- 0.5%
    59,100  Gap, Inc. ......................     3,324,375
    40,600  Limited, Inc. ..................     1,182,475
                                              ------------
                                                 4,506,850
                                              ------------
            RETAIL -- DISCOUNT -- 2.9%
    61,700  Dayton-Hudson Corp. ............     3,347,225
    43,200  Kmart Corp.*....................       661,500
   270,400  Wal-Mart Stores, Inc. (b).......    22,020,699
                                              ------------
                                                26,029,424
                                              ------------
            RETAIL -- DRUG STORE -- 0.3%
    51,778  Walgreen Co. ...................     3,032,249
                                              ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.5%
    29,200  J.C. Penney, Inc. ..............     1,368,750
    22,900  May Department Stores Co. ......     1,382,588
    37,100  Sears, Roebuck & Co. ...........     1,576,750
                                              ------------
                                                 4,328,088
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.1%
    19,700  Federated Department Stores,
            Inc.*...........................       858,181
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.3%
    27,100  Albertson's, Inc. ..............     1,725,931
    33,700  American Stores Co. ............     1,244,794
                                              ------------
                                                 2,970,725
                                              ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.1%
    27,600  Auto Zone, Inc.*................       909,075
                                              ------------
            RUBBER -- TIRES -- 0.1%
    16,800  Goodyear Tire & Rubber Co. .....       847,350
                                              ------------

                                   Continued

                     THE KENT       GROWTH AND INCOME FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            SOAP & CLEANING PREPARATIONS -- 1.6%
    29,178  Colgate-Palmolive Co. ..........  $  2,709,907
   127,300  Procter & Gamble Co. ...........    11,624,081
                                              ------------
                                                14,333,988
                                              ------------
            STEEL -- PRODUCERS -- 0.1%
    16,800  Nucor Corp. ....................       726,600
    13,800  USX-U.S. Steel Group............       317,400
                                              ------------
                                                 1,044,000
                                              ------------
            TELECOMMUNICATIONS -- CELLULAR -- 0.5%
    59,100  Airtouch Communications,
            Inc.*...........................     4,262,588
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 2.9%
    26,600  General Instrument Corp.*.......       902,738
    15,400  Harris Corp. ...................       564,025
   144,804  Lucent Technologies, Inc. ......    15,928,439
    71,900  Motorola, Inc. .................     4,390,393
    57,625  Northern Telecom Ltd. ..........     2,888,453
    21,100  Tellabs, Inc.*..................     1,446,669
                                              ------------
                                                26,120,717
                                              ------------
            TEXTILE -- APPAREL -- 0.1%
    19,200  VF Corp. .......................       900,000
                                              ------------
            TOBACCO -- 1.6%
   252,800  Philip Morris Cos., Inc. .......    13,524,800
    28,200  U.S.T., Inc. ...................       983,475
                                              ------------
                                                14,508,275
                                              ------------
            TOOLS -- HAND HELD -- 0.0%
    12,000  Snap-On, Inc. ..................       417,750
                                              ------------
            TOYS/GAME/HOBBY -- 0.2%
    22,400  Hasbro, Inc. ...................       809,200
    25,000  Mattel, Inc. ...................       570,313
                                              ------------
                                                 1,379,513
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.1%
    14,300  FDX Corp.*......................     1,272,700
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.3%
    17,500  AMR Corp.*......................     1,039,062
    16,100  Delta Air Lines, Inc. ..........       837,200
    45,300  Southwest Airlines Co. .........     1,016,419
                                              ------------
                                                 2,892,681
                                              ------------
            TRANSPORTATION -- EQUIPMENT & LEASING -- 0.0%
    14,500  Ryder Systems, Inc. ............       377,000
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.4%
    28,600  CSX Corp. ......................     1,186,900
    33,100  Norfolk Southern Corp. .........     1,048,856
    28,300  Union Pacific Corp. ............     1,275,269
                                              ------------
                                                 3,511,025
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 2.0%
    12,900  Ameren Corp. ...................       550,669
    38,900  Baltimore Gas & Electric Co. ...     1,201,038

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC POWER (CONTINUED)
    47,200  Consolidated Edison, Inc. ......  $  2,495,699
    32,800  Detroit Edison Co. .............     1,406,300
    36,700  Dominion Resources, Inc. .......     1,715,725
    21,500  Entergy Corp. ..................       669,188
    49,100  First Energy Corp. .............     1,598,819
    27,631  Florida Power & Light, Inc. ....     1,702,760
    25,400  Houston Industries, Inc. .......       815,975
    38,500  Northern States Power Co. ......     1,068,375
    43,300  Peco Energy Corp. ..............     1,802,362
    56,140  Southern Co. ...................     1,631,569
    34,100  Texas Utilities Co. ............     1,592,044
                                              ------------
                                                18,250,523
                                              ------------
            UTILITIES -- GAS DISTRIBUTION -- 0.1%
    19,500  Eastern Enterprises.............       853,125
     8,500  ONEOK, Inc. ....................       307,063
                                              ------------
                                                 1,160,188
                                              ------------
            UTILITIES -- TELEPHONE -- 7.5%
   108,798  Ameritech Corp. ................     6,895,073
   163,400  AT&T Corp. .....................    12,295,849
   155,800  Bell Atlantic Corp. ............     8,257,400
   191,000  BellSouth Corp. ................     9,526,125
    80,900  GTE Corp. ......................     5,258,500
   133,341  MCI Worldcom, Inc.*.............     9,567,216
   177,000  SBC Communications, Inc. .......     9,491,625
    39,100  Sprint Corp. ...................     3,289,288
    50,097  US West, Inc. ..................     3,237,519
                                              ------------
                                                67,818,595
                                              ------------
            TOTAL COMMON STOCKS.............   862,070,396
                                              ------------
            (Cost $569,967,757)
TOTAL INVESTMENTS -- 100.0%.................   877,858,815
(Cost $585,756,176)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%.......................       427,017
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $878,285,832
                                              ============

---------------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............
                                               $301,020,370
       Unrealized depreciation...............
                                                 (9,093,759)
                                               ------------
       Net unrealized appreciation...........
                                               $291,926,611
                                               ============

(b) Security has been deposited as initial margin on open futures contract

* Non-income producing security

ADR -- American Depositary Receipt

At December 31, 1998 the Fund's open future contracts were as follows:

  # OF           OPENING          FACE         MARKET
CONTRACTS     CONTRACT TYPE      AMOUNT         VALUE
---------   -----------------  -----------   -----------
   49       Standard & Poor's  $14,455,365   $15,257,375
              500, 3/18/99

                       See Notes to Financial Statements.

                      THE KENT      SMALL COMPANY GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
COMMERCIAL PAPER -- 3.7%
            ENERGY -- 1.9%
$15,126,000 Duke Energy, 5.25%, 1/4/99......  $ 15,119,382
                                              ------------
            OIL & GAS -- 1.8%
14,023,000  Shell Oil Co., 5.00%, 1/4/99....    14,017,157
                                              ------------
            TOTAL COMMERCIAL PAPER..........    29,136,539
                                              ------------
            (Cost $29,136,539)
COMMON STOCKS -- 95.9%
            ADVERTISING -- 1.0%
    51,000  Catalina Market Corp.*..........     3,487,125
    54,600  Ha-Lo Industries, Inc.*.........     2,054,325
   173,400  Sitel Corp.*....................       422,663
    68,200  True North Communications.......     1,832,875
                                              ------------
                                                 7,796,988
                                              ------------
            AEROSPACE & DEFENSE -- 0.4%
    20,400  Alliant Techsystems, Inc.*......     1,681,725
    54,800  Newport News Shipbuilding.......     1,832,375
                                              ------------
                                                 3,514,100
                                              ------------
            AEROSPACE/DEFENSE EQUIPMENT -- 0.4%
    43,150  AAR Corp. ......................     1,030,207
    42,800  Aviall, Inc.*...................       502,900
    39,100  Banner Aerospace, Inc.*.........       369,006
     3,600  Ducommun, Inc.*.................        49,725
    23,800  Fairchild Corp., Class A*.......       374,850
    57,800  Hexcel Corp.*...................       484,075
                                              ------------
                                                 2,810,763
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
   119,900  Fedders Corp. ..................       696,919
    63,500  Royal Appliance Manufacturing
            Co.*............................       234,156
                                              ------------
                                                   931,075
                                              ------------
            AUDIO/VIDEO PRODUCTION -- 0.2%
    50,280  Harman International Industries,
            Inc. ...........................     1,916,925
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 1.0%
    46,800  Arvin Industries, Inc. .........     1,950,974
    49,100  Breed Technologies, Inc.*.......       402,006
    56,500  Detroit Diesel Corp.*...........     1,168,844
     3,100  Excel Industries, Inc. .........        54,250
    37,500  Miller Industries, Inc.*........       168,750
    27,700  Standard Products Co. ..........       564,388
    23,000  Superior Industries
            International...................       639,688
    64,975  Titan International, Inc. ......       617,263
    79,100  Tower Automotive, Inc.*.........     1,972,555
     5,800  Wabash National Corp. ..........       117,813
                                              ------------
                                                 7,656,531
                                              ------------
            AUTO/TRUCK -- REPLACEMENT EQUIPMENT -- 0.3%
    16,200  Exide Corp. ....................       263,250
    38,000  Standard Motor Products,
            Inc.*...........................       921,500
    46,837  Wynn's International, Inc. .....     1,036,269
                                              ------------
                                                 2,221,019
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
----------  --------------------------------  ------------
COMMON STOCKS (CONTINUED)
            BANKS -- CENTRAL US -- 1.2%
   175,000  Community First Bankshares......  $  3,685,937
    80,700  MAF Bancorp, Inc. ..............     2,138,550
    75,000  Republic Bancorp................     1,021,875
    82,500  St. Paul Bancorp, Inc. .........     2,245,547
                                              ------------
                                                 9,091,909
                                              ------------
            BANKS -- EAST -- 0.8%
    27,000  Community Bank System, Inc. ....       791,438
   114,000  Roslyn Bancorp, Inc. ...........     2,451,000
   122,000  UST Corp. ......................     2,874,625
                                              ------------
                                                 6,117,063
                                              ------------
            BANKS -- MIDWEST -- 0.6%
    71,900  First Midwest Bancgroup,
            Inc. ...........................     2,736,693
    81,000  Irwin Financial Corp. ..........     2,202,188
                                              ------------
                                                 4,938,881
                                              ------------
            BANKS -- NORTHEAST -- 1.2%
    73,606  Commerce Bancorp, Inc. .........     3,864,315
    79,200  First Commonwealth Financial....     1,940,400
    79,573  Hubco, Inc. ....................     2,397,137
    52,200  Independent Bank Corp. .........       906,975
    25,300  Sterling Bancorp................       577,156
                                              ------------
                                                 9,685,983
                                              ------------
            BANKS -- SOUTH -- 0.7%
   111,300  Firstbank Corp. ................     3,359,868
    91,500  Republic Security Financial
            Corp. ..........................     1,109,438
    77,100  Triangle Bancorp, Inc. .........     1,219,144
                                              ------------
                                                 5,688,450
                                              ------------
            BANKS -- SOUTHEAST -- 0.6%
   159,800  BancorpSouth, Inc. .............     2,886,388
    72,800  F & M National Corp. ...........     2,179,450
                                              ------------
                                                 5,065,838
                                              ------------
            BANKS -- SOUTHWEST -- 0.1%
    46,800  Texas Regional Bancshares.......     1,172,925
                                              ------------
            BANKS -- WEST -- 0.6%
    33,326  First Republic Bancorp, Inc.*...       835,233
   140,000  Imperial Bancorp................     2,327,500
    72,500  Silicon Valley Bankshares.......     1,234,766
                                              ------------
                                                 4,397,499
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.0%
    31,000  Boston Beer Company, Inc. --
            Class A*........................       263,500
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 0.0%
     2,145  Buenos Aires Embotella
            Doro -- ADR*....................             0
     8,000  Pepsi-Cola Puerto Rico Bottling
            Co.*............................        41,500
                                              ------------
            BROADCASTING/CABLE -- 0.0%
    48,300  Spelling Entertainment Group*...       362,250
                                              ------------

                                   Continued

                     THE KENT       SMALL COMPANY GROWTH FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            BUILDING -- 0.5%
    35,400  Calmat Co. .....................  $  1,092,975
    37,400  Centex Construction Products,
            Inc. ...........................     1,519,375
    35,400  Lone Star Industries, Inc.......     1,303,163
                                              ------------
                                                 3,915,513
                                              ------------
            BUILDING & CONSTRUCTION -- MISCELLANEOUS
            -- 0.4%
     2,200  Butler Manufacturing Co. .......        49,225
    70,900  Dal-Tile International, Inc.*...       735,588
     1,700  Dayton Superior Corp.*..........        32,725
    37,050  Elcor Corp. ....................     1,197,178
    27,800  Nortek, Inc.*...................       767,975
    33,760  Republic Gypsum Co. ............       677,310
     4,400  Willbros Group, Inc.*...........        24,475
                                              ------------
                                                 3,484,476
                                              ------------
            BUILDING -- HEAVY CONSTRUCTION -- 0.3%
    15,600  Dycom Industries, Inc.*.........       891,150
    42,700  Granite Construction, Inc. .....     1,433,119
                                              ------------
                                                 2,324,269
                                              ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.3%
    48,800  ABM Industries, Inc. ...........     1,689,700
    52,500  Rollins, Inc. ..................       918,750
     4,100  Service Experts, Inc.*..........       119,925
                                              ------------
                                                 2,728,375
                                              ------------
            BUILDING -- MOBILE/MANUFACTURING &
            RECREATIONAL VEHICLES -- 0.2%
    30,500  Cavalier Homes, Inc. ...........       346,938
    25,100  Coachmen Industries, Inc. ......       658,874
    38,300  Winnebago Industries, Inc. .....       579,288
                                              ------------
                                                 1,585,100
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 1.1%
    10,000  Beazer Homes USA, Inc.*.........       250,000
    53,400  D. R. Horton, Inc. .............     1,228,199
    63,200  Kaufman & Broad Home Corp. .....     1,816,999
    22,600  M/I Schottenstein Homes,
            Inc. ...........................       497,200
    24,900  MDC Holdings, Inc. .............       532,238
    35,400  Pulte Corp. ....................       984,563
    21,800  Ryland Group, Inc. .............       629,475
    59,500  Standard-Pacific Corp. .........       840,438
    53,300  Toll Brothers, Inc.*............     1,202,581
    18,300  U.S. Home Corp.*................       608,475
                                              ------------
                                                 8,590,168
                                              ------------
            BUILDING PRODUCTS -- AIR CONDITIONING/HEAT --
            0.1%
    47,962  Watsco, Inc. ...................       803,364
                                              ------------
            BUILDING PRODUCTS -- LIGHTING/FIXTURES -- 0.1%
    23,000  Thomas Industries, Inc. ........       451,375
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 0.3%
    86,400  HomeBase, Inc.*.................       550,800
    59,900  Hughes Supply, Inc. ............     1,752,075
                                              ------------
                                                 2,302,875
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            BUSINESS INFORMATION -- 0.3%
    75,900  Primark Corp.*..................  $  2,058,788
                                              ------------
            BUSINESS SERVICES -- 1.3%
    67,000  ADVO, Inc.*.....................     1,767,125
    54,600  Budget Group, Inc. --
            Class A*........................       866,775
    38,300  Fair Issac & Co., Inc. .........     1,768,981
    69,300  Franklin Covey Co.*.............     1,160,775
    45,200  Healthplan Services Corp. ......       519,800
   136,100  Interim Services, Inc.*.........     3,181,337
                                              ------------
                                                 9,264,793
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 0.1%
    47,800  ChemFirst, Inc. ................       944,050
                                              ------------
            CHEMICALS -- PLASTIC -- 0.4%
    62,600  Borden Chemicals & Plastics
            LP..............................       293,438
    50,100  Geon Co. .......................     1,152,300
    61,700  Spartech Corp. .................     1,357,399
    66,600  Wellman, Inc. ..................       678,488
                                              ------------
                                                 3,481,625
                                              ------------
            CHEMICALS -- SPECIALTY -- 1.2%
    41,100  Bush Boake Allen, Inc.*.........     1,448,774
    45,800  General Chemical Group, Inc. ...       635,475
    97,100  Lawter International, Inc. .....     1,128,788
    30,400  LeaRonal, Inc. .................     1,029,800
    53,000  Lilly Industries, Inc. .........     1,056,688
    44,300  Material Sciences Corp.*........       376,550
    24,000  McWhorter Technologies, Inc.*...       549,000
   111,400  NL Industries, Inc. ............     1,580,487
    47,300  OM Group, Inc. .................     1,726,449
     5,000  TETRA Technologies, Inc.*.......        54,688
                                              ------------
                                                 9,586,699
                                              ------------
            COMMERCIAL SERVICES -- 1.3%
    40,400  CDI Corp.*......................       815,575
    27,800  InaCom Corp.*...................       413,525
    40,100  Maximus, Inc.*..................     1,483,700
    28,500  Metamor Worldwide, Inc. ........       712,500
   143,400  National Processing, Inc.*......       788,700
    72,700  Norrell Corp. ..................     1,072,325
   107,200  NOVA Corp.*.....................     3,718,499
    60,000  Personnel Group of America,
            Inc.*...........................     1,050,000
                                              ------------
                                                10,054,824
                                              ------------
            COMPUTER HARDWARE MANUFACTURING -- 0.1%
    33,100  Sequent Computer*...............       399,269
                                              ------------
            COMPUTER SOFTWARE -- 2.0%
    30,800  Ardent Software, Inc.*..........       708,400
    20,700  Documentum, Inc. ...............     1,106,156
    60,000  Excalibur Technologies Corp.*...       367,500
    25,600  Hyperion Solutions Corp. .......       460,800
   105,100  Infoseek Corp. .................     5,189,312
    50,300  MacNeal-Schwendler Corp.*.......       352,100
   141,208  Midway Games, Inc.*.............     1,553,288
    82,700  Platinum Software, Inc.*........     1,059,594
    12,800  Progress Software Corp. ........       432,000

                                   Continued

                     THE KENT       SMALL COMPANY GROWTH FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            COMPUTER SOFTWARE (CONTINUED)
    36,600  Project Software & Development,
            Inc.*...........................  $  1,226,100
    42,650  Rainbow Technologies, Inc.*.....       802,353
    61,300  Sybase, Inc.*...................       454,003
   159,200  Vanstar Corp.*..................     1,472,600
                                              ------------
                                                15,184,206
                                              ------------
            COMPUTERS -- INTEGRATED SYSTEMS -- 0.8%
   122,000  Cerner Corp.*...................     3,263,500
    58,900  MICROS Systems, Inc.*...........     1,936,338
    51,500  Systems & Computer Technology
            Corp. ..........................       708,125
                                              ------------
                                                 5,907,963
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 0.5%
   175,700  Anixter International, Inc.*....     3,568,906
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 1.0%
    92,011  Applied Magnetics Corp.*........       569,318
    72,700  Hutchinson Technology, Inc.*....     2,589,938
   298,100  Western Digital Corp. ..........     4,490,130
                                              ------------
                                                 7,649,386
                                              ------------
            COMPUTERS -- MICRO -- 0.3%
   150,300  Data General Corp.*.............     2,470,556
                                              ------------
            COMPUTERS -- OPTICAL RECOGNITION -- 0.1%
    78,800  BancTec, Inc.*..................       989,925
                                              ------------
            COMPUTERS -- PERIPHERAL EQUIPMENT -- 0.4%
    46,700  Analogic Corp. .................     1,757,088
    78,600  Mylex Corp.*....................       943,200
    30,800  Printronix, Inc.*...............       442,750
                                              ------------
                                                 3,143,038
                                              ------------
            COMPUTERS -- SERVICES -- 2.1%
    82,700  Analysts International Corp. ...     1,591,975
    60,400  BA Merchant Services, Inc.*.....     1,215,550
    83,800  Bell & Howell Co.*..............     3,168,687
    33,000  Computer Horizons Corp.*........       878,625
    66,500  Computer Task Group, Inc. ......     1,803,813
    67,600  DBT Online, Inc.*...............     1,685,775
    40,100  Factset Research Systems*.......     2,476,175
   148,800  PSINet, Inc.*...................     3,106,199
                                              ------------
                                                15,926,799
                                              ------------
            COMPUTERS -- NETWORKING PRODUCTS -- 0.1%
    29,500  Visual Networks, Inc. ..........     1,106,250
                                              ------------
            CONSTRUCTION -- 0.1%
    84,200  Morrison Knudsen Corp.*.........       820,950
                                              ------------
            CONSUMER NON-DURABLE -- 0.2%
   107,900  Wolverine World Wide, Inc. .....     1,429,675
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.8%
    61,200  Department 56, Inc.*............     2,298,825
    67,500  Jenny Craig, Inc.*..............       405,000

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            CONSUMER PRODUCTS -- MISCELLANEOUS (CONTINUED)
   105,700  Jostens, Inc. ..................  $  2,768,019
    46,950  Oneida, Ltd. ...................       695,447
                                              ------------
                                                 6,167,291
                                              ------------
            CONTAINERS -- METAL & GLASS -- 0.1%
    17,900  BWAY Corp.*.....................       269,619
    37,400  United States Can Corp.*........       668,525
                                              ------------
                                                   938,144
                                              ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.3%
    58,700  ACX Technologies, Inc.*.........       777,775
   110,700  Longview Fibre Co. .............     1,279,969
                                              ------------
                                                 2,057,744
                                              ------------
            COSMETICS & TOILETRIES -- 0.3%
   128,300  Playtex Products, Inc.*.........     2,060,819
    39,400  Windmere-Durable Holding,
            Inc.*...........................       305,350
                                              ------------
                                                 2,366,169
                                              ------------
            DATA PROCESSING & REPRODUCTION -- 0.4%
    39,600  Choicepoint, Inc.*..............     2,554,200
   105,700  Pegasystems, Inc.*..............       439,316
                                              ------------
                                                 2,993,516
                                              ------------
            DIVERSIFIED -- 1.4%
    33,850  Allied Products Corp. ..........       213,678
    17,700  Chemed Corp. ...................       592,950
    38,400  Clarcor, Inc. ..................       768,000
    65,400  Federal Signal Corp. ...........     1,790,324
    60,800  Gencorp, Inc. ..................     1,516,199
    41,700  Griffon Corp.*..................       443,063
    54,900  Imation Corp.*..................       960,750
    51,239  IT Group, Inc. .................       570,034
    23,350  Manitowoc Co., Inc. ............     1,036,156
    45,900  MascoTech, Inc. ................       786,038
    31,500  Standex International Corp. ....       826,875
    84,300  Triarc Cos., Inc.*..............     1,348,800
                                              ------------
                                                10,852,867
                                              ------------
            ELECTRICAL & ELECTRONIC -- 0.2%
    40,400  Sigcorp, Inc. ..................     1,441,775
    47,000  VLSI Technology, Inc.*..........       514,063
                                              ------------
                                                 1,955,838
                                              ------------
            ELECTRICAL COMPONENTS -- SEMICONDUCTORS --
            1.3%
   328,300  Cypress Semiconductor Corp.*....     2,728,993
   136,700  General Semiconductor, Inc.*....     1,119,231
    40,100  Integrated Circuit Systems,
            Inc.*...........................       706,763
   189,500  International Rectifier
            Corp.*..........................     1,847,625
   153,700  MEMC Electronic Materials,
            Inc.*...........................     1,306,450
    20,000  PMC-Sierra, Inc.*...............     1,262,500
    87,100  Unitrode Corp.*.................     1,524,250
                                              ------------
                                                10,495,812
                                              ------------

                                   Continued

                      THE KENT      SMALL COMPANY GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            ELECTRICAL EQUIPMENT -- 0.4%
    46,500  C&D Technologies, Inc. .........  $  1,278,750
    27,100  United Illuminating Co. ........     1,395,650
    23,448  World Access, Inc.*.............       501,201
                                              ------------
                                                 3,175,601
                                              ------------
            ELECTRONIC -- MANUFACTURING & MACHINERY --
            0.6%
    84,100  Kulicke & Soffa Industries,
            Inc.*...........................     1,492,774
    55,600  PRI Automation, Inc.*...........     1,445,600
    57,500  SpeedFam International, Inc.*...       984,688
    30,500  Watkins-Johnson Co. ............       621,438
                                              ------------
                                                 4,544,500
                                              ------------
            ELECTRONIC -- MILITARY -- 0.1%
    29,800  ESCO Electronics Corp.*.........       270,063
    36,100  United Industrial Corp. ........       354,231
                                              ------------
                                                   624,294
                                              ------------
            ELECTRONIC -- MISCELLANEOUS COMPONENTS -- 2.1%
   102,100  BMC Industries, Inc. ...........       638,125
    58,256  CTS Corp. ......................     2,534,135
    38,900  Hadco Corp.*....................     1,361,500
    53,500  Innovex, Inc. ..................       733,953
    73,100  Littlefuse, Inc.*...............     1,407,175
    66,200  Oak Industries, Inc.*...........     2,316,999
    76,300  OEA, Inc. ......................       901,294
    41,900  Park Electrochemical Corp. .....     1,199,388
    88,200  Photronics Corp.*...............     2,114,044
    54,400  Plexus Corp.*...................     1,842,800
    28,800  RadiSys Corp.*..................       864,000
                                              ------------
                                                15,913,413
                                              ------------
            ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.6%
    88,600  Artesyn Technologies, Inc.*.....     1,240,400
    64,300  Cable Design Technologies*......     1,189,550
    59,800  Technitrol, Inc. ...............     1,906,125
    10,600  Triumph Group, Inc.*............       339,200
                                              ------------
                                                 4,675,275
                                              ------------
            ELECTRONIC MEASURING EQUIPMENT -- 0.7%
   169,500  Tektronix, Inc. ................     5,095,594
                                              ------------
            ELECTRONIC MEASURING MACHINES -- 0.2%
    99,100  Genrad, Inc.*...................     1,560,825
                                              ------------
            ELECTRONIC PARTS -- DISTRIBUTION -- 0.4%
    34,918  Bell Industries, Inc.*..........       397,192
   103,000  Kent Electronics Corp.*.........     1,313,250
    61,800  Marshall Industries*............     1,514,100
                                              ------------
                                                 3,224,542
                                              ------------
            ELECTRONIC PRODUCTS -- MISCELLANEOUS -- 1.1%
    48,300  Aeroflex, Inc.*.................       730,538
   100,300  Allen Telecom, Inc.*............       670,756
    27,300  American Precision
            Industries*.....................       281,531
   122,700  Ametek, Inc. ...................     2,737,743
    61,500  Integrated Process Equipment*...       661,125
    36,200  Kollmorgen Corp. ...............       552,050
    40,500  Kopin Corp.*....................       850,500

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            ELECTRONIC PRODUCTS -- MISCELLANEOUS
            (CONTINUED)
   115,200  MagneTek, Inc.*.................  $  1,332,000
    42,100  Recoton Corp.*..................       755,169
                                              ------------
                                                 8,571,412
                                              ------------
            ENGINEERING -- 0.3%
    40,100  Jacobs Engineering Group,
            Inc.*...........................     1,634,075
    33,200  Stone & Webster, Inc. ..........     1,103,900
                                              ------------
                                                 2,737,975
                                              ------------
            ENGINEERING -- RESEARCH & DEVELOPMENT
            SERVICES -- 0.1%
    19,490  URS Corp.*......................       455,579
                                              ------------
            ENTERTAINMENT -- 0.3%
    60,500  Acclaim Entertainment...........       741,125
    25,900  Marvel Enterprises, Inc. .......       160,256
     9,700  Scientific Games Holdings
            Corp.*..........................       183,088
    71,900  Vail Resorts, Inc.*.............     1,581,800
                                              ------------
                                                 2,666,269
                                              ------------
            FERTILIZERS -- 0.5%
    59,536  Mississippi Chemical Corp. .....       833,504
   160,500  Terra Industries, Inc. .........       993,094
    38,500  Terra Nitrogen Company LP.......       397,031
    39,900  The Scotts Company*.............     1,533,656
                                              ------------
                                                 3,757,285
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.6%
   209,200  AmeriCredit Corp.*..............     2,889,574
   136,500  Arcadia Financial Ltd.*.........       494,813
    35,900  Student Loan Corp. .............     1,611,013
                                              ------------
                                                 4,995,400
                                              ------------
            FINANCIAL -- INVESTMENT BANKER/BROKER -- 3.1%
    31,400  Advest Group, Inc. .............       580,900
   104,000  Ameritrade Holding Corp. --
            Class A*........................     3,276,000
    44,250  Dain Rauscher Corp. ............     1,305,375
   124,000  E*Trade Group, Inc.*............     5,800,874
   122,700  Everen Capital Corp. ...........     2,791,425
    87,700  Hambrecht & Quist Group*........     1,989,694
    22,000  Interstate/Johnson Lane,
            Inc. ...........................       688,875
    71,800  Jefferies Group, Inc. ..........     3,563,075
   113,225  Morgan Keegan, Inc. ............     2,130,045
    39,500  National Discount Brokers
            Group*..........................       787,531
    34,630  Southwest Securities Group,
            Inc. ...........................       696,929
                                              ------------
                                                23,610,723
                                              ------------
            FINANCIAL -- INVESTMENT MANAGEMENT COS. --
            0.3%
   127,500  Eaton Vance Corp. ..............     2,661,563
                                              ------------
            FINANCIAL -- LEASING COMPANY -- 0.3%
    45,800  Cort Business Services Corp.*...     1,110,649
    39,700  DVI, Inc.*......................       719,563
    53,400  Rental Service Corp.*...........       837,713
                                              ------------
                                                 2,667,925
                                              ------------

                                   Continued

                     THE KENT       SMALL COMPANY GROWTH FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- MORTGAGE & RELATED SERVICES --
            0.2%
    47,600  Triad Guaranty, Inc.*...........  $  1,050,175
   115,700  United Cos. Financial Corp. ....       390,488
                                              ------------
                                                 1,440,663
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 0.6%
   100,686  Downey Financial Corp. .........     2,561,200
    72,800  FirstFed Financial Corp.*.......     1,301,300
    93,873  Westcorp........................       651,244
                                              ------------
                                                 4,513,744
                                              ------------
            FINANCIAL SERVICES -- DIVERSIFIED -- 0.6%
    34,600  Healthcare Financial
            Partners*.......................     1,373,188
   125,200  Paymentech, Inc.*...............     2,316,200
   157,900  Phoenix Investment Partners.....     1,332,281
                                              ------------
                                                 5,021,669
                                              ------------
            FOOD -- DIVERSIFIED -- 0.6%
    18,900  Morrison Health Care, Inc. .....       360,281
    83,200  Ralcorp Holding, Inc.*..........     1,518,400
    73,500  Smucker (J.M.) Co. .............     1,626,188
     2,900  Tasty Baking Co. ...............        44,044
    64,020  Zapata Corp. ...................       784,245
                                              ------------
                                                 4,333,158
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.2%
    50,600  International Multi-Foods
            Corp. ..........................     1,306,113
                                              ------------
            FOOD -- MEAT PRODUCTS -- 0.2%
    77,500  Pilgrim's Pride Corp. ..........     1,545,156
                                              ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
    42,500  Fleming Co., Inc. ..............       440,938
                                              ------------
            FOREST PRODUCTS -- 0.0%
     3,700  Deltic Timber Corp. ............        75,388
                                              ------------
            FUNERAL SERVICES -- 0.2%
    52,100  Equity Corp. International*.....     1,383,906
                                              ------------
            FURNITURE -- 0.2%
    40,387  Bush Industries, Inc. ..........       502,313
     3,900  Falcon Products, Inc. ..........        46,800
    47,700  O'Sullivan Industries*..........       500,850
    24,900  Shelby Williams Industries,
            Inc. ...........................       298,800
                                              ------------
                                                 1,348,763
                                              ------------
            GLASS PRODUCTS -- 0.1%
    36,200  Libbey, Inc. ...................     1,047,538
                                              ------------
            HAZARDOUS WASTE DISPOSAL -- 0.1%
    62,500  Safety-Kleen Corp. .............       882,813
                                              ------------
            HEALTH CARE -- 0.4%
   122,600  IDEXX Laboratories, Inc.*.......     3,298,706
                                              ------------
            HOTELS & LODGING -- 0.5%
    54,450  Marcus Corp. ...................       884,813
   127,500  Prime Hospitality Corp.*........     1,346,719

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            HOTELS & LODGING (CONTINUED)
    79,900  Red Roof Inns, Inc.*............  $  1,348,312
    35,500  Sunburst Hospitality Corp.*.....       150,875
                                              ------------
                                                 3,730,719
                                              ------------
            INDUSTRIAL -- AUTOMOTIVE/ROBOTICS -- 0.4%
    63,700  Esterline Technologies Corp.*...     1,385,475
    86,700  Gerber Scientific, Inc. ........     2,064,544
                                              ------------
                                                 3,450,019
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.5%
   115,200  Roper Industries, Inc. .........     2,347,200
   100,500  Watts Industries, Inc. --
            Class A.........................     1,670,813
                                              ------------
                                                 4,018,013
                                              ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.9%
    86,200  Dionex Corp.*...................     3,157,075
   151,700  EG&G, Inc. .....................     4,219,155
                                              ------------
                                                 7,376,230
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.5%
    83,800  Arm Financial Group, Inc. --
            Class A.........................     1,859,313
    26,900  Penn Treaty American Corp.*.....       724,619
    42,137  RLI Corp. ......................     1,401,055
                                              ------------
                                                 3,984,987
                                              ------------
            INSURANCE -- BROKERS -- 0.7%
    59,100  Arthur J. Gallagher & Co. ......     2,607,787
    46,600  Blanch (E.W.) Holdings, Inc. ...     2,210,588
    47,200  Hilb, Rogal & Hamilton Co. .....       938,100
                                              ------------
                                                 5,756,475
                                              ------------
            INSURANCE -- LIFE -- 1.2%
   113,800  American Heritage Life
            Investment Corp. ...............     2,780,987
    53,000  American Medical Security
            Group, Inc. ....................       758,563
    65,054  Amerus Life Holdings, Inc. .....     1,455,582
    68,584  Delphi Financial Group*.........     3,596,373
    74,500  Life USA Holding, Inc. .........       959,188
                                              ------------
                                                 9,550,693
                                              ------------
            INSURANCE -- MULTI-LINE -- 0.9%
   126,000  Enhance Financial Services
            Group, Inc. ....................     3,780,000
   119,800  FBL Financial Group, Inc. --
            Class A.........................     2,905,150
                                              ------------
                                                 6,685,150
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 3.9%
    54,900  Acceptance Insurance Cos.*......     1,111,725
   104,600  Capital Re Corp. ...............     2,098,537
    42,600  Centris Group, Inc. ............       415,350
    34,400  Chartwell Re Corp. .............       817,000
    37,900  Executive Risk, Inc. ...........     2,082,131
    60,279  Fidelity National Financial,
            Inc. ...........................     1,838,506
    60,000  First American Financial
            Corp. ..........................     1,927,500
    98,500  Foremost Corporation of
            America.........................     2,068,500

                                   Continued

                    THE KENT        SMALL COMPANY GROWTH FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            INSURANCE -- PROPERTY & CASUALTY (CONTINUED)
    32,300  FPIC Insurance Group, Inc.*.....  $  1,544,344
   105,618  Frontier Insurance Group,
            Inc. ...........................     1,359,832
    76,400  Gainsco, Inc. ..................       467,950
     9,500  Gryphon Holdings, Inc.*.........       176,938
   133,700  HCC Insurance Holdings, Inc. ...     2,356,462
    52,400  Highlands Insurance Group*......       684,475
    86,800  LaSalle Re Holdings Ltd.........     1,898,750
    41,700  MMI Cos., Inc. .................       698,475
    65,900  NAC Re Corp. ...................     3,093,180
    15,700  Penn-America Group, Inc. .......       142,281
    43,700  Philadelphia Consolidated
            Holding Corp.*..................       988,713
    49,300  PXRE Corp. .....................     1,235,581
    45,900  SCPIE Holdings, Inc. ...........     1,391,344
    63,700  Zenith National Insurance
            Co. ............................     1,473,063
                                              ------------
                                                29,870,637
                                              ------------
            LASERS -- SYSTEMS/COMPONENTS -- 0.9%
    83,900  Coherent, Inc.*.................     1,043,506
    36,900  Electro Scientific Industries,
            Inc.*...........................     1,672,031
    52,400  VISX, Inc.*.....................     4,581,726
                                              ------------
                                                 7,297,263
                                              ------------
            LEISURE & RECREATION PRODUCTS -- 0.9%
    38,000  Huffy Corp. ....................       627,000
    42,530  K2, Inc. .......................       438,591
   197,600  Oakley, Inc.*...................     1,877,200
    71,600  Polaris Industries, Inc. .......     2,805,825
    21,900  Steinway Musical Instruments*...       569,400
    76,400  Sturm, Ruger & Co., Inc. .......       912,025
                                              ------------
                                                 7,230,041
                                              ------------
            LEISURE & RECREATION SERVICES -- 0.1%
    32,100  Carmike Cinemas, Inc.*..........       652,031
                                              ------------
            LEISURE & RECREATION/GAMING -- 0.7%
   104,400  Aztar Corp.*....................       528,525
   173,400  Boyd Gaming Corp.*..............       574,388
   101,550  Grand Casinos, Inc.*............       818,747
    27,900  Harveys Casino Resorts..........       772,481
    44,900  Hollywood Park, Inc.*...........       373,231
    25,300  Jackpot Enterprises, Inc.*......       238,769
    58,100  Rio Hotel & Casino, Inc.*.......       922,337
    96,300  Station Casinos, Inc.*..........       788,456
    57,300  WMS Industries, Inc.*...........       422,588
                                              ------------
                                                 5,439,522
                                              ------------
            LINEN SUPPLY & RELATED -- 0.1%
    26,000  Angelica Corp. .................       484,250
    27,900  Unifirst Corp. .................       636,469
                                              ------------
                                                 1,120,719
                                              ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.5%
    87,145  Applied Power, Inc. ............     3,289,724
    23,600  Brown & Sharpe
            Manufacturing Co.*..............       188,800
    20,400  Gleason Corp. ..................       369,750
                                              ------------
                                                 3,848,274
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            MACHINERY -- CONSTRUCTION/MINING -- 0.4%
    40,400  CMI Corp., Class A..............  $    320,675
    35,150  Commercial Intertech Corp. .....       454,753
    92,500  JLG Industries, Inc. ...........     1,445,312
    40,600  Terex Corp.*....................     1,159,638
                                              ------------
                                                 3,380,378
                                              ------------
            MACHINERY -- DIVERSIFIED -- 0.1%
    22,500  Cascade Corp. ..................       355,781
     3,800  Gardner Denver Machinery,
            Inc.*...........................        56,050
                                              ------------
                                                   411,831
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.5%
    76,000  Baldor Electric Co. ............     1,539,000
    31,657  Kuhlman Corp. ..................     1,199,009
    57,900  Smith (A.O.) Corp. .............     1,422,169
                                              ------------
                                                 4,160,178
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.9%
    66,830  Albany International Corp.,
            Class A.........................     1,265,601
    42,725  Applied Industrial
            Technology, Inc. ...............       592,809
    53,100  Chart Industries, Inc. .........       404,888
    52,900  Global Industrial Technologies,
            Inc.*...........................       565,369
    55,487  Graco, Inc. ....................     1,636,866
    62,425  Idex Corp. .....................     1,529,412
    83,566  Paxar Corp.*....................       746,871
    27,700  Scotsman Industries, Inc. ......       569,581
                                              ------------
                                                 7,311,397
                                              ------------
            MACHINERY -- MATERIAL HANDLING -- 0.2%
    17,200  Nacco Industries, Inc. .........     1,582,400
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.8%
    73,100  Affymetrix, Inc.*...............     1,781,813
    67,100  Alkermes, Inc.*.................     1,488,781
   107,300  Creative Biomolecules, Inc.*....       395,669
    93,400  Millennium Pharmaceuticals*.....     2,416,725
                                              ------------
                                                 6,082,988
                                              ------------
            MEDICAL -- BIOTECHNOLOGY -- 0.0%
    31,900  Cryolife, Inc.*.................       378,813
                                              ------------
            MEDICAL -- DRUGS -- 1.3%
    75,400  Alpharma, Inc. .................     2,662,563
   149,200  Carter-Wallace, Inc. ...........     2,928,049
    62,700  Guilford Pharmaceuticals*.......       893,475
   106,200  Ligand Pharmaceuticals*.........     1,234,575
    45,300  Medicus Pharmaceuticals,
            Inc.*...........................     2,701,012
                                              ------------
                                                10,419,674
                                              ------------
            MEDICAL -- HEALTH MEDICAL ORGANIZATION -- 0.5%
   149,800  Mid Atlantic Medical Services,
            Inc.*...........................     1,469,913
    86,250  Sierra Health Services, Inc.*...     1,816,640
    53,000  United Wisconsin Services.......       460,438
                                              ------------
                                                 3,746,991
                                              ------------

                                   Continued

                     THE KENT       SMALL COMPANY GROWTH FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            MEDICAL -- HOSPITAL -- 0.7%
    40,300  Curative Health Services,
            Inc.*...........................  $  1,350,050
   228,792  Mariner Post-Acute Network,
            Inc. ...........................     1,043,864
   177,200  Paracelsus Health*..............       276,875
    48,500  Pediatrix Medical Group,
            Inc.*...........................     2,906,968
                                              ------------
                                                 5,577,757
                                              ------------
            MEDICAL -- HOSPITAL SERVICES -- 0.3%
    92,800  Magellan Health Services,
            Inc.*...........................       777,200
    95,700  Quest Diagnostics, Inc.*........     1,704,656
                                              ------------
                                                 2,481,856
                                              ------------
            MEDICAL -- NURSING HOMES -- 0.6%
    36,700  American Retirement Corp.*......       575,731
   335,000  Beverly Enterprises, Inc. ......     2,261,250
    80,100  Integrated Health Services,
            Inc.*...........................     1,131,413
   159,725  Sun Healthcare Group, Inc.*.....     1,048,195
                                              ------------
                                                 5,016,589
                                              ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 0.8%
   165,500  Apria Healthcare Group, Inc.*...     1,479,156
   138,200  Coram Healthcare Corp.*.........       259,125
   112,800  Genesis Health Ventures,
            Inc.*...........................       987,000
   196,100  NovaCare, Inc.*.................       490,250
   141,700  Orthodontic Centers of
            America*........................     2,754,294
                                              ------------
                                                 5,969,825
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.4%
    47,066  Bindley Western Industries,
            Inc. ...........................     2,318,001
    10,000  Express Scripts, Inc. --
            Class A*........................       671,250
                                              ------------
                                                 2,989,251
                                              ------------
            MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
    48,300  Conmed Corp.*...................     1,593,900
    63,800  Respironics, Inc.*..............     1,277,994
                                              ------------
                                                 2,871,894
                                              ------------
            MEDICAL INSTRUMENTS -- 0.3%
    93,100  Acuson Corp.*...................     1,384,862
    43,000  OEC Medical Systems, Inc.*......     1,351,813
                                              ------------
                                                 2,736,675
                                              ------------
            MEDICAL PRODUCTS -- 0.7%
    44,000  Diagnostic Products Corp. ......     1,369,500
    86,800  Haemonetics Corp.*..............     1,974,700
    27,500  Maxxim Medical, Inc.*...........       818,125
   103,400  Owens & Minor, Inc. ............     1,628,550
                                              ------------
                                                 5,790,875
                                              ------------
            MEDICAL SUPPLIES -- 0.4%
    65,800  Ocular Sciences, Inc.*..........     1,760,150
    78,500  Sola International, Inc.*.......     1,354,125
                                              ------------
                                                 3,114,275
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 0.7%
    91,900  Ballard Medical Products........     2,234,318
    46,500  Cooper Cos., Inc.*..............       961,969

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            MEDICAL/DENTAL SUPPLIES (CONTINUED)
    62,200  Sunrise Medical, Inc.*..........  $    773,613
    53,000  West Co., Inc. .................     1,891,438
                                              ------------
                                                 5,861,338
                                              ------------
            METAL -- GOLD -- 0.1%
   106,100  Hecla Mining Co.*...............       384,613
    70,000  Meridian Gold, Inc.*............       398,125
                                              ------------
                                                   782,738
                                              ------------
            METAL -- IRON -- 0.1%
    24,300  Cleveland Cliffs, Inc. .........       979,594
                                              ------------
            METAL -- MISCELLANEOUS -- 0.1%
    37,400  Brush Wellman, Inc. ............       652,163
                                              ------------
            METAL -- NON-FERROUS -- 0.2%
   153,500  Kaiser Aluminum Corp.*..........       748,313
    43,730  RTI International Metals,
            Inc. ...........................       612,220
                                              ------------
                                                 1,360,533
                                              ------------
            METAL -- PROCESSING & FABRICATION -- 0.5%
    25,000  Amcast Industrial Corp. ........       478,125
    30,300  Chase Industries, Inc.*.........       316,256
    35,233  Commercial Metals Co. ..........       977,716
    77,700  Mueller Industries, Inc.*.......     1,578,281
    32,500  Wolverine Tube, Inc.*...........       682,500
                                              ------------
                                                 4,032,878
                                              ------------
            METAL -- SILVER -- 0.0%
    36,400  Coeur d'Alene Mines Corp.*......       168,350
                                              ------------
            METAL PRODUCTS -- DISTRIBUTION -- 0.1%
    32,550  Reliance Steel & Aluminum
            Co. ............................       899,194
                                              ------------
            METAL PRODUCTS -- FASTENERS -- 0.2%
    27,500  SPS Technologies, Inc.*.........     1,529,688
    13,800  TransTechnology Corp. ..........       286,350
                                              ------------
                                                 1,816,038
                                              ------------
            OFFICE SUPPLIES & FORMS -- 0.8%
    38,400  American Business Products,
            Inc. ...........................       902,400
    34,000  Daisytek International Corp.*...       646,000
    29,700  Ennis Business Forms, Inc. .....       295,144
    32,200  Hunt Manufacturing Corp. .......       342,125
    62,900  John H. Harland Co. ............       994,606
    33,800  New England Business Service,
            Inc. ...........................     1,322,425
    50,200  Standard Register Co. ..........     1,553,063
                                              ------------
                                                 6,055,763
                                              ------------
            OIL & GAS -- DRILLING -- 0.1%
    29,000  Atwood Oceanics, Inc.*..........       493,000
   165,800  Parker Drilling Co.*............       528,488
                                              ------------
                                                 1,021,488
                                              ------------
            OIL -- FIELD SERVICES -- 0.7%
    57,700  Hanover Compressor Co.*.........     1,482,168
    49,600  Oceaneering International,
            Inc.*...........................       744,000
    62,700  RPC Energy Services, Inc. ......       462,413
    29,500  Seacor Holdings, Inc.*..........     1,458,406

                                   Continued

                       THE KENT     SMALL COMPANY GROWTH FUND
                       FUNDS        SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            OIL -- FIELD SERVICES (CONTINUED)
    54,600  Seitel, Inc.*...................  $    679,088
    53,800  Unit Corp.*.....................       225,288
    46,600  Veritas DGC, Inc.*..............       605,800
                                              ------------
                                                 5,657,163
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.6%
    62,900  Aquila Gas Pipeline Corp. ......       538,581
    56,900  Kaneb Services, Inc.*...........       231,156
    55,000  Northern Border Partners, LP....     1,797,813
    61,800  Teppco Partners.................     1,506,375
    68,500  Western Gas Resources, Inc. ....       393,875
                                              ------------
                                                 4,467,800
                                              ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 1.4%
    67,500  Belco Oil & Gas Corp. ..........       375,469
    50,600  Benton Oil & Gas Co.*...........       151,800
    48,200  Berry Petroleum Co. ............       683,838
    44,600  Cabot Oil & Gas Corp. ..........       669,000
    37,500  Comstock Resources, Inc.*.......       114,844
    83,850  Cross Timbers Oil Co. ..........       628,875
    40,500  Forcenergy, Inc.*...............       106,313
    64,700  Forest Oil Corp.*...............       549,950
    49,700  Houston Exploration Co.*........       987,787
    28,700  HS Resources, Inc.*.............       213,456
    56,900  KCS Energy, Inc. ...............       174,256
     3,800  Key Production Company, Inc.*...        19,950
    54,200  Louis Dreyfus Natural Gas*......       772,350
    24,900  Meridian Resource Corp.*........        79,369
    76,100  Newfield Exploration Co.*.......     1,588,587
    41,900  Nuevo Energy Co.*...............       481,850
    26,300  Range Resources Corp. ..........        90,406
    63,100  Snyder Oil Corp. ...............       840,019
    32,000  Stone Energy Corp.*.............       919,999
    32,836  Swift Energy Co.*...............       242,166
   109,900  Vintage Petroleum, Inc. ........       947,887
                                              ------------
                                                10,638,171
                                              ------------
            OIL -- U.S. INTEGRATED -- 0.1%
    61,530  Pennzoil-Quaker State Co.*......       911,413
                                              ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.1%
    36,400  Daniel Industries, Inc. ........       441,350
                                              ------------
            OIL REFINING -- 0.2%
    46,100  Frontier Oil Corp.*.............       227,619
    33,500  Giant Industries, Inc. .........       314,063
    57,200  Tesoro Petroleum Corp.*.........       693,549
    27,050  World Fuel Services Corp. ......       290,788
                                              ------------
                                                 1,526,019
                                              ------------
            PAPER & RELATED PRODUCTS -- 0.6%
    82,100  Buckeye Technologies, Inc.*.....     1,226,369
    50,200  Chesapeake Corp. ...............     1,851,124
    11,100  Fibermark, Inc.*................       151,238
    38,700  Pope & Talbot, Inc. ............       324,113
    50,700  Rock-Tenn Company...............       858,731
                                              ------------
                                                 4,411,575
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            PAPER & RELATED PRODUCTS (CONTINUED)
            POLLUTION CONTROL -- 0.4%
    78,700  Calgon Carbon Corp. ............  $    590,250
    47,500  Dames & Moore, Inc. ............       611,563
    34,700  Imco Recycling, Inc. ...........       535,681
    20,700  Ionics, Inc.*...................       619,706
    41,000  Lydall, Inc.*...................       486,875
    28,200  Osmonics, Inc.*.................       237,938
                                              ------------
                                                 3,082,013
                                              ------------
            PRINTING -- COMMERCIAL -- 0.3%
    26,500  Consolidated Graphics, Inc.*....     1,790,406
    73,600  Mail-Well, Inc.*................       841,800
                                              ------------
                                                 2,632,206
                                              ------------
            PROTECTION -- SAFETY -- 0.3%
    42,100  Borg-Warner Security Corp.*.....       789,375
    48,400  Checkpoint Systems, Inc.*.......       598,950
    46,900  Wackenhut Corrections Corp.*....     1,342,513
                                              ------------
                                                 2,730,838
                                              ------------
            PUBLISHING -- BOOKS -- 0.1%
    46,300  Thomas Nelson, Inc. ............       625,050
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.2%
   122,000  Journal Register Co.*...........     1,830,000
                                              ------------
            PUBLISHING -- PERIODICALS -- 0.3%
   117,400  American Media, Inc.*...........       653,038
    38,500  Big Flower Holdings, Inc.*......       849,406
    41,100  Playboy Enterprises, Inc.*......       860,531
                                              ------------
                                                 2,362,975
                                              ------------
            REAL ESTATE -- 0.5%
    71,500  Castle & Cooke, Inc.*...........     1,054,625
    47,500  CB Richard Ellis Services*......       860,938
    69,900  Grubb & Ellis Co.*..............       563,569
    64,000  Webb (Del) Corp. ...............     1,763,999
                                              ------------
                                                 4,243,131
                                              ------------
            RESTAURANTS -- 1.1%
     8,375  Consolidated Products, Inc.*....       172,734
   116,400  Foodmaker, Inc.*................     2,568,074
    79,300  Host Marriott Services Corp.*...       822,738
    69,700  Luby's Cafeteria, Inc. .........     1,075,994
    19,000  Morton's Restaurant Group,
            Inc.*...........................       358,625
    67,900  Ruby Tuesday, Inc. .............     1,442,875
    60,200  Sbarro, Inc. ...................     1,576,487
    65,500  Shoney's, Inc.*.................        85,969
    73,900  TCBY Enterprises, Inc. .........       517,300
                                              ------------
                                                 8,620,796
                                              ------------
            RETAIL -- APPAREL/SHOES -- 1.4%
    57,800  Ann Taylor Stores Corp.*........     2,279,487
   113,880  Burlington Coat Factory
            Warehouse Corp. ................     1,857,668
    40,000  Cole (Kenneth) Productions,
            Inc.*...........................       750,000
    69,500  Footstar, Inc.*.................     1,737,500
    55,500  Genesco, Inc.*..................       315,656
    52,200  Syms Corp.*.....................       469,800

                                   Continued

                      THE KENT      SMALL COMPANY GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            RETAIL -- APPAREL/SHOES (CONTINUED)
    77,300  Talbots Inc. ...................  $  2,425,287
    49,050  The Buckle, Inc.*...............     1,177,200
                                              ------------
                                                11,012,598
                                              ------------
            RETAIL -- AUTOMOBILE -- 0.1%
    24,300  Circuit City
            Stores -- Carmax*...............       132,131
     6,000  Cross-Continent Auto
            Retailer*.......................        58,500
    27,700  United Auto Group, Inc.*........       254,494
                                              ------------
                                                   445,125
                                              ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.1%
    73,900  Handleman Co.*..................     1,039,219
                                              ------------
            RETAIL -- DISCOUNT -- 0.7%
    52,875  99 Cents Only Stores*...........     2,597,484
    58,900  Shopko Stores, Inc.*............     1,958,425
    62,600  Smart & Final, Inc. ............       602,525
                                              ------------
                                                 5,158,434
                                              ------------
            RETAIL -- FABRIC & CRAFT -- 0.1%
    54,700  Jo-Ann Stores, Inc., --
            Class A*........................       882,038
                                              ------------
            RETAIL -- GENERAL MERCHANDISE -- 0.7%
    55,900  Cash America Intl., Inc. .......       848,981
    35,200  Cole National Corp.*............       602,800
    63,500  Hancock Fabrics, Inc. ..........       531,813
    80,500  Musicland Stores Corp.*.........     1,202,469
    64,350  Russ Berrie & Co., Inc. ........     1,512,224
    82,650  The Sports Authority, Inc.*.....       433,913
                                              ------------
                                                 5,132,200
                                              ------------
            RETAIL -- HOME FURNISHINGS -- 0.8%
    81,500  Bombay Co., Inc.*...............       453,344
   128,900  Heilig Meyers Co. ..............       862,019
   149,300  La-Z-Boy, Inc. .................     2,659,406
    44,200  Linens 'n Things, Inc.*.........     1,751,425
    33,800  Maxim Group, Inc.*..............       811,200
                                              ------------
                                                 6,537,394
                                              ------------
            RETAIL -- JEWELRY -- 0.6%
   102,300  Claire's Stores, Inc. ..........     2,097,150
    83,100  Zale Corp.*.....................     2,679,975
                                              ------------
                                                 4,777,125
                                              ------------
            RETAIL -- MAIL ORDER -- 0.4%
    52,900  Enesco Group, Inc. .............     1,229,925
    85,900  Global Directmail, Inc.*........     2,007,913
                                              ------------
                                                 3,237,838
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.1%
    73,500  Value City Department Stores,
            Inc.*...........................     1,024,406
                                              ------------
            RETAIL -- SPECIAL LINE -- 0.0%
     4,000  Heritage Propane Partners LP....        90,250
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.3%
   110,700  Ruddick Corp. ..................     2,421,563
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.2%
    48,900  Discount Auto Parts, Inc.*......  $  1,072,744
    41,000  Tyler Corp. ....................       251,125
                                              ------------
                                                 1,323,869
                                              ------------
            RUBBER & PLASTICS -- 0.1%
    34,300  Furon Co. ......................       585,244
                                              ------------
            SHOES & RELATED APPAREL -- 0.6%
    25,175  Barry (R.G.) Corp.*.............       276,925
    49,800  Brown Group, Inc. ..............       874,613
    90,000  Reebok International Ltd.*......     1,338,750
   115,200  Stride Rite Corp. ..............     1,008,000
    29,900  Timberland Co., Class A*........     1,362,318
                                              ------------
                                                 4,860,606
                                              ------------
            SOAP & CLEANING PREPARATIONS -- 0.3%
    54,800  Church & Dwight Co., Inc. ......     1,969,375
                                              ------------
            STEEL -- PIPES & TUBES -- 0.1%
    42,800  NS Group, Inc.*.................       189,925
    31,900  Quanex Corp. ...................       719,744
    12,300  Shaw Group, Inc.*...............        98,400
                                              ------------
                                                 1,008,069
                                              ------------
            STEEL -- PRODUCERS -- 0.6%
   229,200  Armco, Inc.*....................     1,002,749
    12,600  Atchison Casting Corp.*.........       116,550
    48,900  Birmingham Steel Corp. .........       204,769
    41,800  Carpenter Technology............     1,418,587
    39,300  Lone Star Technologies, Inc.*...       397,913
    92,700  National Steel Corp. ...........       660,488
    50,200  Rouge Industries, Inc. .........       439,250
    76,700  Weirton Steel Corp.*............       119,844
    55,800  WHX Corp.*......................       561,488
                                              ------------
                                                 4,921,638
                                              ------------
            STEEL -- SPECIALTY -- 0.1%
    54,200  Oregon Steel Mills, Inc. .......       643,625
                                              ------------
            TECHNOLOGY -- 0.2%
    53,400  Security Dynamics Technologies,
            Inc. ...........................     1,228,200
    25,000  Structural Dynamics*............       496,875
                                              ------------
                                                 1,725,075
                                              ------------
            TELECOMMUNICATIONS -- CELLULAR -- 0.1%
    93,500  American Mobile Satelllite
            Corp.*..........................       490,875
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 1.7%
    37,200  C-Cor Electronics, Inc.*........       511,500
    67,500  Dsp Communications Inc. ........     1,033,594
    60,100  InterVoice, Inc.*...............     2,073,450
    78,600  Network Equipment
            Technologies, Inc.*.............       810,563
    58,800  Plantronics, Inc.*..............     5,056,799
    60,000  Superior Telecom, Inc. .........     2,834,999
    22,300  Tech-Sym Corp.*.................       496,175
    54,300  Titan Corp. ....................       298,650
                                              ------------
                                                13,115,730
                                              ------------

                                   Continued

                        THE KENT    SMALL COMPANY GROWTH FUND
                        FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS -- SERVICES AND
            EQUIPMENT -- 0.2%
    42,700  Mastec, Inc.*...................  $    896,700
    60,400  Smartalk Teleservices, Inc.*....       160,438
    37,000  Western Wireless Corp. -- Class
            A...............................       814,000
                                              ------------
                                                 1,871,138
                                              ------------
            TEXTILE -- APPAREL -- 1.0%
    63,000  Authentic Fitness Corp. ........     1,149,750
   154,300  Burlington Industries, Inc.*....     1,697,299
    66,500  Delta Woodside Industries,
            Inc. ...........................       399,000
    23,000  Donna Karan International,
            Inc.*...........................       173,938
    37,700  Guess ?, Inc.*..................       181,431
    82,700  Hartmarx Corp.*.................       465,188
    57,650  Kellwood Co. ...................     1,441,250
    24,700  Oxford Industries, Inc. ........       697,775
    75,900  Phillips-Van Heusen Corp. ......       545,531
    33,500  St. John Knits, Inc. ...........       871,000
                                              ------------
                                                 7,622,162
                                              ------------
            TEXTILE -- HOME FURNISHINGS -- 0.1%
    34,013  Pillowtex Corp. ................       909,848
                                              ------------
            TEXTILE -- PRODUCTS -- 0.3%
    99,900  Collins & Aikman Corp.*.........       511,988
    75,300  Cone Mills Corp.*...............       423,563
     4,800  Culp, Inc. .....................        37,800
    20,700  Galey & Lord, Inc.*.............       178,538
    47,550  Guilford Mills, Inc. ...........       793,490
    74,900  Polymer Group, Inc.*............       744,318
                                              ------------
                                                 2,689,697
                                              ------------
            TOBACCO -- 0.2%
    38,300  Brooke Group, Ltd. .............       933,563
    45,100  Schweitzer-Mauduit
            International...................       696,231
    25,740  Standard Commercial Corp. ......       220,399
                                              ------------
                                                 1,850,193
                                              ------------
            TOOLS -- HAND HELD -- 0.1%
    35,200  Toro Co. .......................     1,003,200
                                              ------------
            TRANSPORTATION -- 0.2%
    36,000  Coach USA, Inc.*................     1,248,750
    79,900  OMI Corp.*......................       259,675
                                              ------------
                                                 1,508,425
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.4%
    20,600  AirNet Systems, Inc.*...........       296,125
    47,900  Atlas Air, Inc.*................     2,344,106
    58,900  Pittston Burlington Group.......       655,263
                                              ------------
                                                 3,295,494
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.4%
    31,900  Alaska Airgroup, Inc.*..........     1,411,575
    95,300  America West Holding Corp. --
            Class B*........................     1,620,100
    11,250  Midwest Express Holdings*.......       296,016
                                              ------------
                                                 3,327,691
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            TRANSPORTATION -- EQUIPMENT & LEASING -- 0.9%
    43,000  Greenbrier Cos., Inc. ..........  $    607,375
    51,250  Interpool, Inc. ................       858,438
    33,700  Motivepower Industries, Inc.*...     1,084,719
   146,650  Rollins Truck Leasing Corp. ....     2,163,087
    49,800  Westinghouse Air Brake Co. .....     1,216,988
    32,500  Xtra Corp. .....................     1,344,687
                                              ------------
                                                 7,275,294
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.3%
    75,300  Florida East Coast Industries...     2,649,619
                                              ------------
            TRANSPORTATION -- SHIPPING -- 0.2%
    77,800  Overseas Shipholding Group......     1,249,663
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 2.2%
    29,900  Black Hills Corp. ..............       788,613
     5,900  Calpine Corp.*..................       148,975
    29,400  Central Hudson Gas & Electric
            Corp. ..........................     1,315,650
    31,500  Central Vermont Public Service
            Corp. ..........................       326,813
    25,200  CILCORP, Inc. ..................     1,541,924
    37,700  Cleco Corp. ....................     1,293,581
    55,200  CMP Group, Inc. ................     1,041,900
    41,600  Commonwealth Energy Systems
            Co. ............................     1,684,799
    26,200  Eastern Utilities Assoc. .......       740,150
    35,200  Empire District Electric Co. ...       871,200
    32,800  Northwestern Corp. .............       867,150
    25,900  Orange & Rockland Utilities.....     1,476,300
    70,700  Public Service New Mexico.......     1,444,931
    23,300  TNP Enterprises, Inc. ..........       883,944
    55,320  UniSource Energy Corp.*.........       746,820
    40,000  WPS Resources Corp. ............     1,410,000
                                              ------------
                                                16,582,750
                                              ------------
            UTILITIES -- GAS DISTRIBUTION -- 2.4%
    33,150  Atmos Energy Corp. .............     1,069,088
    25,800  Bay State Gas Co. ..............     1,027,163
    15,400  Connecticut Energy Corp. .......       469,700
    18,900  Connecticut Natural Gas
            Corp. ..........................       496,125
    27,800  Eastern Enterprises.............     1,216,250
    51,200  Energen Corp. ..................       998,400
    53,466  Indiana Energy, Inc. ...........     1,316,600
    30,400  Laclede Gas Co. ................       813,200
    34,300  New Jersey Resources Corp. .....     1,354,850
    11,750  North Carolina Natural Gas......       389,953
    22,900  NUI Corp. ......................       614,006
    38,900  Public Service Co. of North
            Carolina........................     1,011,400
    20,200  South Jersey Industries,
            Inc. ...........................       528,988
    56,077  Southern Union Co.*.............     1,366,876
    54,900  Southwest Gas Corp. ............     1,475,437
    59,500  Southwestern Energy Co. ........       446,250
    49,800  UGI Corp. ......................     1,182,750
    62,600  Wicor, Inc. ....................     1,365,460
    24,400  Yankee Energy System, Inc. .....       710,648
                                              ------------
                                                17,853,144
                                              ------------

                                   Continued

                      THE KENT      SMALL COMPANY GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- WATER SUPPLY -- 0.5%
    15,500  American States Water Co. ......  $    422,375
    14,600  Aquarion Co. ...................       598,600
    36,200  Philadelphia Suburban Corp. ....     1,070,163
    71,600  United Water Resources, Inc. ...     1,713,925
                                              ------------
                                                 3,805,063
                                              ------------
            WHOLESALE DISTRIBUTION -- 0.1%
    16,300  Aviation Sales Co.*.............       662,188
                                              ------------
            WIRE & CABLE PRODUCTS -- 0.5%
     6,900  Alpine Group, Inc.*.............       103,500
    42,100  Barnes Group, Inc. .............     1,236,688
    45,100  Belden, Inc. ...................       955,556
    77,800  General Cable Corp. ............     1,594,900
                                              ------------
                                                 3,890,644
                                              ------------
            TOTAL COMMON STOCKS.............   751,544,035
                                              ------------
            (Cost $663,135,103)

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
----------  --------------------------------  ------------
RIGHTS -- 0.0%
            BEVERAGES -- SOFT DRINKS -- 0.0%
   105,105  Buenos Aires Embotella*.........             0
                                              ------------
            ELECTRONIC -- MISCELLANEOUS COMPONENTS -- 0.0%
   153,700  MEMC Electronic Materials,
            Inc.*...........................             0
                                              ------------
            TOTAL RIGHTS....................             0
                                              ------------
            (Cost $0)
U.S. GOVERNMENT OBLIGATIONS -- 0.2%
$1,720,000  United States Treasury Bills,
            4.54%**, 6/24/99 (b)............     1,684,379
                                              ------------
            TOTAL U.S. GOVERNMENT
            OBLIGATIONS.....................     1,684,379
                                              ------------
TOTAL INVESTMENTS -- 99.8%..................   782,364,951
(Cost $693,952,947) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.2%.......................     1,425,522
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $783,790,477
                                              ============

---------------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............
                                               $187,339,580
       Unrealized depreciation...............
                                                (98,999,832)
                                               ------------
       Net unrealized appreciation...........
                                               $ 88,339,748
                                               ============

(b) Security has been deposited as initial margin on open futures contract.

 * Non-income producing security
** Effective yield at purchase

ADR -- American Depositary Receipt

At December 31, 1998 the Fund's open future contracts were as follows:

  # OF           OPENING           FACE         MARKET
CONTRACTS     CONTRACT TYPE       AMOUNT         VALUE
---------   ------------------  -----------   -----------
   50         Russell 2000,     $10,212,250   $10,631,253
                 3/18/99
   62       Standard & Poor's    18,531,433    19,305,250
               500, 3/19/99

                       See Notes to Financial Statements.

                       THE KENT     INTERNATIONAL GROWTH FUND
                       FUNDS        SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS -- 98.7%
           AUSTRALIA -- 3.1%
           BANKING -- 0.7%
  142,414  National Australia Bank Ltd. ....  $  2,148,837
  177,015  Westpac Banking Corp., Ltd. .....     1,185,627
                                              ------------
                                                 3,334,464
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
   70,676  Coca-Cola Ltd. ..................       263,567
  107,952  Coca-Cola Amatil Ltd. ...........       198,706
                                              ------------
                                                   462,273
                                              ------------
           BREWERY -- 0.1%
  178,336  Fosters Brewing Group Ltd. ......       483,478
                                              ------------
           BROADCASTING & PUBLISHING -- 0.2%
  193,020  News Corp., Ltd. ................     1,276,252
                                              ------------
           BUILDING PRODUCTS -- 0.1%
  111,203  Boral Ltd. ......................       158,241
   34,780  Hardie (James) Industries
           Ltd. ............................        71,123
   80,788  Pioneer International Ltd. ......       170,955
                                              ------------
                                                   400,319
                                              ------------
           CHEMICALS -- 0.0%
   24,206  Orica Ltd. ......................       126,051
                                              ------------
           DIVERSIFIED -- 0.1%
   16,044  Smith (Howard) Ltd. .............       106,241
   55,564  Southcorp Holdings Ltd. .........       177,390
                                              ------------
                                                   283,631
                                              ------------
           ENERGY -- 0.3%
  198,507  Broken Hill Proprietary Co.,
           Ltd. ............................     1,463,388
                                              ------------
           ENGINEERING -- 0.0%
   22,400  Leighton Holdings Ltd. ..........        96,175
                                              ------------
           ENTERTAINMENT -- 0.0%
   40,300  Star City Holdings Ltd.* ........        35,669
   26,100  TABCORP Holdings Ltd. ...........       160,087
                                              ------------
                                                   195,756
                                              ------------
           FOOD PRODUCTS -- 0.0%
  109,521  Goodman Fielder Ltd. ............       110,840
                                              ------------
           GAS UTILITY -- 0.0%
   26,021  Australian Gas Light Co.,
           Ltd. ............................       187,597
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.1%
   91,818  CSR Ltd. ........................       224,707
   88,700  Pacific Dunlop Ltd. .............       143,629
                                              ------------
                                                   368,336
                                              ------------
           INSURANCE -- 0.3%
  102,900  AMP Ltd.* .......................     1,304,897
   53,578  GIO Australia Holdings Ltd. .....       176,144
   33,545  QBE Insurance Group Ltd. ........       138,882
                                              ------------
                                                 1,619,923
                                              ------------
           MANUFACTURING -- CAPITAL GOODS -- 0.0%
   27,129  Email Ltd. ......................        38,787
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           AUSTRALIA (CONTINUED)
           METALS -- 0.0%
  147,691  M.I.M. Holdings Ltd. ............  $     65,223
                                              ------------
           METALS & MINING -- 0.2%
   68,058  Australian National Industries
           Ltd. ............................        48,006
   16,914  Great Central Mines Ltd. ........        12,138
   17,377  Newcrest Mining Ltd.* ...........        24,109
  151,360  Normandy Mining Ltd. ............       140,186
   64,635  North Ltd. ......................       105,454
   51,258  QCT Resources Ltd. ..............        30,811
   29,836  Rio Tinto Ltd. ..................       354,200
   10,352  Westralian Sands Ltd. ...........        25,081
  104,971  WMC Ltd. ........................       316,774
                                              ------------
                                                 1,056,759
                                              ------------
           OIL & GAS -- 0.0%
   52,241  Santos Ltd. .....................       140,346
                                              ------------
           PACKAGING -- 0.0%
   58,093  Amcor Ltd. ......................       248,461
                                              ------------
           PHARMACEUTICALS -- 0.0%
   10,670  Faulding (F.H.) & Co., Ltd. .....        50,393
                                              ------------
           REAL ESTATE -- 0.2%
  113,230  General Property Trust Units.....       211,825
   50,194  Lend Lease Corp., Ltd. ..........       677,313
  107,728  Westfield Trust Units............       237,874
                                              ------------
                                                 1,127,012
                                              ------------
           REAL ESTATE INVESTMENT TRUST -- 0.0%
   14,411  Schroders Property Fund..........        23,512
                                              ------------
           RETAIL STORES -- 0.1%
  115,754  Coles Myer Ltd. .................       607,040
                                              ------------
           SERVICES -- 0.1%
   20,119  Brambles Industries Ltd. ........       490,523
                                              ------------
           TELECOM EQUIPMENT -- 0.5%
  493,400  Telstra Corporation Ltd. ........     2,309,082
                                              ------------
           TOBACCO -- 0.0%
    8,400  Rothmans Holdings Ltd. ..........        60,281
                                              ------------
                                                16,625,902
                                              ------------
           AUSTRIA -- 0.5%
           BANKING -- 0.2%
   11,885  Bank Austria AG..................       604,694
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
    3,100  Oesterreichische
           Brau-Beteiligungs AG.............       177,221
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    1,133  Wienerberger Baustoffindustrie
           AG...............................       225,477
                                              ------------
           CHEMICALS -- 0.0%
      600  Lenzing AG* .....................        37,378
                                              ------------

                                   Continued

                        THE KENT    INTERNATIONAL GROWTH FUND
                        FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           AUSTRIA (CONTINUED)
           CONSTRUCTION -- 0.0%
    1,455  Bau Holding AG...................  $     68,292
                                              ------------
           ELECTRIC UTILITY -- 0.2%
    3,569  Oesterreichische
           Elektrizitaetswirtschafts AG,
           Class A..........................       545,794
                                              ------------
           ENGINEERING -- 0.0%
    1,800  VA Technologie AG................       156,067
                                              ------------
           INSURANCE -- 0.0%
      880  EA-Generali AG...................       216,282
                                              ------------
           METALS & MINING -- 0.0%
    2,575  Radex-Heraklith
           Industriebeteiligungs AG.........        67,133
                                              ------------
           OIL & GAS -- 0.1%
    3,240  OMV AG...........................       305,529
                                              ------------
           PAPER PRODUCTS -- 0.0%
    2,100  Mayr-Melnhof Karton AG...........        98,207
                                              ------------
           STEEL -- 0.0%
    1,800  Boehler-Uddeholm AG..............        83,824
                                              ------------
           TRANSPORTATION -- 0.0%
    4,100  Austrian Airlines................       146,953
    2,500  Flughafen Wien AG................       122,738
                                              ------------
                                                   269,691
                                              ------------
                                                 2,855,589
                                              ------------
           BELGIUM -- 1.7%
           BANKING -- 0.3%
    1,116  Generale de Banque SA............       524,657
   12,520  KBC Bancassurance Holding NV.....       991,315
                                              ------------
                                                 1,515,972
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    1,925  Cimenteries CBR
           Cementbedrijven..................       190,523
                                              ------------
           CHEMICALS -- 0.1%
    8,510  Solvay SA........................       641,605
                                              ------------
           ELECTRIC UTILITY -- 0.2%
    5,840  Tractebel........................     1,133,906
                                              ------------
           ENERGY -- 0.2%
    1,897  PetroFina SA.....................       869,734
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.3%
    3,800  Electrabel SA....................     1,670,318
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.1%
    2,000  Groupe Bruxelles Lambert SA......       407,537
                                              ------------
           INSURANCE -- 0.3%
    2,900  Fortis AG........................     1,051,007
    1,350  Royale Belge.....................       546,245
                                              ------------
                                                 1,597,252
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           BELGIUM (CONTINUED)
           MERCHANDISING -- 0.1%
    4,400  Delhaize-Le Lion SA..............  $    389,372
                                              ------------
           PHARMACEUTICALS -- 0.0%
       40  UCB SA...........................       246,851
                                              ------------
           TECHNOLOGY -- 0.1%
    1,000  Barco NV.........................       282,365
                                              ------------
                                                 8,945,435
                                              ------------
           DENMARK -- 0.8%
           BANKING & FINANCE -- 0.1%
    4,547  Den Danske Bank..................       610,854
    4,693  Unidanmark AS, Class A...........       423,999
                                              ------------
                                                 1,034,853
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
    3,060  Carlsberg AS, Class A............       177,897
    2,305  Carlsberg AS, Class B............       133,280
                                              ------------
                                                   311,177
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
    2,390  ISS International Service System
           AS, Series B.....................       155,469
                                              ------------
           ENGINEERING -- 0.0%
    3,615  FLS Industries AS -- Class B.....        73,841
                                              ------------
           FOOD PRODUCTS -- 0.1%
    5,195  Danisco AS.......................       281,612
                                              ------------
           PHARMACEUTICALS -- 0.1%
    4,946  Novo Nordisk AS, Class B.........       652,799
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
    7,000  Tele Danmark AS, Class B.........       944,795
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.2%
       70  D/S 1912, Class B................       489,445
       53  D/S Svendborg AS, Class B........       537,133
                                              ------------
                                                 1,026,578
                                              ------------
                                                 4,481,124
                                              ------------
           FINLAND -- 0.9%
           BANKING & FINANCE -- 0.1%
   57,106  Merita PLC, Class A..............       363,166
                                              ------------
           CHEMICALS -- 0.0%
    8,900  Kemira...........................        64,158
                                              ------------
           DIVERSIFIED -- 0.0%
      800  Amer Group Ltd. .................         8,327
    1,500  Instrumentarium Group,
           Series B.........................        61,886
                                              ------------
                                                    70,213
                                              ------------
           ENGINEERING -- 0.0%
    5,500  Metra OYJ........................        95,590
                                              ------------
           FOOD PRODUCTS -- 0.0%
    3,300  Cultor -- Series 2...............        33,891
                                              ------------

                                   Continued

                      THE KENT      INTERNATIONAL GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           FINLAND (CONTINUED)
           FOREST PRODUCTS -- 0.1%
   13,860  UPM-Kymmene Corp. ...............  $    388,704
                                              ------------
           INSURANCE -- 0.0%
      800  Pohjola Insurance Group, Class
           B................................        43,924
    4,300  Sampo Insurance Co. .............       164,330
                                              ------------
                                                   208,254
                                              ------------
           MACHINERY & EQUIPMENT -- 0.0%
      500  Kone Corp. -- Class B............        58,263
                                              ------------
           METALS -- 0.0%
    8,700  Outokumpu OYJ....................        80,414
                                              ------------
           RETAIL -- GENERAL MERCHANDISE -- 0.0%
    6,300  Kesko............................        94,563
    2,250  Stockmann AB-B Share.............        42,482
                                              ------------
                                                   137,045
                                              ------------
           TELECOMMUNICATIONS -- 0.7%
   22,500  Nokia -- Class A.................     2,755,127
    6,500  Nokia -- Class K.................       795,925
                                              ------------
                                                 3,551,052
                                              ------------
                                                 5,050,750
                                              ------------
           FRANCE -- 8.0%
           ADVERTISING -- 0.0%
        3  Havas SA.........................           306
                                              ------------
           ALUMINUM -- 0.0%
    2,000  Pechiney SA -- A Shares..........        65,342
                                              ------------
           AUTO PARTS -- 0.1%
    7,345  Valeo SA.........................       579,079
                                              ------------
           AUTOMOTIVE -- 0.1%
    3,662  PSA Peugeot Citroen..............       567,065
                                              ------------
           BANKING -- 0.6%
   14,898  Banque Nationale de Paris........     1,227,363
   11,664  Paribas..........................     1,014,178
    6,247  Societe Generale.................     1,012,089
                                              ------------
                                                 3,253,630
                                              ------------
           BEVERAGES & TOBACCO -- 0.3%
    6,120  LVMH (Moet Hennessy Louis
           Vuitton).........................     1,211,727
    5,400  Pernod Ricard....................       350,913
                                              ------------
                                                 1,562,640
                                              ------------
           BROADCASTING/CABLE -- 0.2%
    3,136  Canal Plus.......................       856,139
                                              ------------
           BUILDING PRODUCTS -- 0.1%
    1,195  Imetal SA........................       119,799
    6,721  Lafarge SA.......................       638,892
                                              ------------
                                                   758,691
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           CHEMICALS -- 0.4%
    5,932  L'Air Liquide....................  $  1,088,488
   24,814  Rhone-Poulenc SA.................     1,277,568
                                              ------------
                                                 2,366,056
                                              ------------
           COMMERCIAL SERVICES -- 0.1%
    2,840  Sodexho SA.......................       635,517
                                              ------------
           COMPUTER SOFTWARE -- 0.0%
    3,000  Dassault Systems SA..............       141,085
                                              ------------
           CONSTRUCTION -- 0.1%
    1,466  Bouygues.........................       302,333
                                              ------------
           DEFENSE -- 0.1%
      200  Sagem SA.........................       132,474
   12,325  Thomson CSF......................       529,537
                                              ------------
                                                   662,011
                                              ------------
           DIVERSIFIED -- 0.1%
      498  Chargeurs International SA.......        27,548
   12,106  Lagardere S.C.A..................       514,710
    1,350  Nord-Est SA......................        36,251
                                              ------------
                                                   578,509
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.4%
    9,837  Alcatel Alsthom..................     1,204,530
    2,100  Legrand SA.......................       556,766
   10,800  Schneider SA.....................       655,423
                                              ------------
                                                 2,416,719
                                              ------------
           ENERGY -- 0.6%
   16,567  Elf Aquitane SA..................     1,915,909
   14,700  Total SA, Class B................     1,489,472
                                              ------------
                                                 3,405,381
                                              ------------
           ENGINEERING -- 0.0%
      200  Groupe Gtm.......................        20,766
                                              ------------
           FINANCE -- 0.5%
    9,588  Compagnie Generale des Eaux......     2,488,825
      546  CPR (Compagnie Parisenne de
           Reescompte)......................        25,218
      863  Credit National..................        55,618
      202  Societe Eurafrance SA............       133,534
                                              ------------
                                                 2,703,195
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.1%
    2,600  Eridania Beghin-Say SA...........       450,089
                                              ------------
           FOOD PRODUCTS -- 0.3%
    5,121  Groupe Danone....................     1,466,808
                                              ------------
           HEALTH & PERSONAL CARE -- 0.8%
    4,047  L'OREAL..........................     2,926,935
    7,623  Sanofi SA........................     1,255,487
                                              ------------
                                                 4,182,422
                                              ------------

                                   Continued

                      THE KENT      INTERNATIONAL GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           INDUSTRIAL GOODS & SERVICES -- 0.1%
    9,801  Michelin Class B, Registered.....  $    392,145
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.3%
    8,380  Lyonnaise des Eaux SA............     1,722,203
                                              ------------
           INSURANCE -- 0.6%
   20,600  Axa -- UAP.......................     2,987,107
    2,000  Cap Gemini.......................       321,160
                                              ------------
                                                 3,308,267
                                              ------------
           LEISURE -- 0.1%
    2,650  Accor SA.........................       574,024
      541  Club Mediterranee SA*............        48,618
                                              ------------
                                                   622,642
                                              ------------
           MACHINE -- DIVERSIFIED -- 0.0%
    1,600  Sidel SA.........................       135,768
                                              ------------
           MEDIA -- 0.0%
      498  Pathe SA.........................       139,076
                                              ------------
           MEDICAL SUPPLIES -- 0.0%
      500  Essilor International............       196,921
                                              ------------
           MERCHANDISING -- 1.0%
    2,303  Carrefour SA.....................     1,739,410
    6,600  Etablissements Economiques du
           Casino...........................       687,647
    7,885  Pinault Printemps Redoute........     1,507,549
    1,450  Promodes.........................     1,054,922
                                              ------------
                                                 4,989,528
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.2%
    6,333  Compagnie de Saint Gobain........       894,510
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.1%
    5,700  Bic..............................       316,326
                                              ------------
           OIL & GAS -- 0.0%
       50  Cie Gen Geophysique*.............         2,915
    1,300  Primagaz Cie.....................       123,344
                                              ------------
                                                   126,259
                                              ------------
           REAL ESTATE -- 0.1%
    2,600  SEFIMEG..........................       183,852
      918  Simco SA.........................        83,320
      800  Unibail..........................       116,720
      572  Union Immobiliere de France......        51,609
                                              ------------
                                                   435,501
                                              ------------
           STEEL -- 0.1%
   25,100  Unisor Sacilor SA................       278,814
                                              ------------
           TELECOMMUNICATIONS -- SERVICES & EQUIPMENT --
           0.5%
   35,000  France Telecom...................     2,781,951
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           TOBACCO -- 0.0%
    3,200  SEITA............................  $    200,501
                                              ------------
                                                43,514,195
                                              ------------
           GERMANY -- 9.3%
           AUTOMOTIVE -- 1.3%
   52,287  Daimler Chrysler AG*.............     5,164,310
      761  MAN AG...........................       223,888
   22,270  Volkswagen AG....................     1,778,365
                                              ------------
                                                 7,166,563
                                              ------------
           BANKING -- 1.1%
   26,968  Bayerische Vereinsbank AG........     2,113,043
   34,660  Deutsche Bank AG.................     2,040,447
   37,160  Dresdner Bank AG.................     1,561,791
                                              ------------
                                                 5,715,281
                                              ------------
           BUILDING PRODUCTS -- 0.1%
    4,070  Heidelberger Zement AG...........       317,678
                                              ------------
           CHEMICALS -- 0.8%
   45,780  BASF AG..........................     1,748,163
   49,840  Bayer AG.........................     2,081,250
    7,120  Degussa AG.......................       391,370
                                              ------------
                                                 4,220,783
                                              ------------
           CLOTHING -- 0.1%
    3,500  Adidas AG........................       380,361
                                              ------------
           COMPUTER SOFTWARE -- 0.4%
    4,403  SAP AG...........................     1,903,401
                                              ------------
           CONSTRUCTION -- 0.0%
    4,730  Hochtief AG......................       184,597
                                              ------------
           DIVERSIFIED -- 0.7%
    1,231  Preussag AG......................       556,547
   35,890  VEBA AG..........................     2,148,413
    2,007  Viag AG..........................     1,177,311
                                              ------------
                                                 3,882,271
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.4%
   37,370  Siemens AG.......................     2,412,019
                                              ------------
           ENGINEERING -- 0.5%
    2,040  AGIV-AG..........................        52,668
   25,420  Mannesmann AG....................     2,915,131
                                              ------------
                                                 2,967,799
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.3%
   29,050  RWE AG...........................     1,591,579
                                              ------------
           HEALTH & PERSONAL CARE -- 0.1%
    7,860  Beiersdorf AG, Series ABC........       542,712
                                              ------------
           HEALTH CARE -- 0.1%
    5,300  Schering AG......................       665,872
                                              ------------

                                   Continued

                       THE KENT     INTERNATIONAL GROWTH FUND
                       FUNDS        SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           GERMANY (CONTINUED)
           INSURANCE -- 1.8%
    1,780  Aachener & Muenchener............  $    209,578
   15,970  Allianz AG.......................     5,858,618
    3,660  AMB Aachener & Muenchener........       538,389
    1,000  Axa Colonia Konzern AG...........       113,478
    5,547  Muenchener Rueckver AG...........     2,687,700
                                              ------------
                                                 9,407,763
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
    3,830  Kloeckner-Humbolt-Deutz AG*......        35,643
      636  Linde AG.........................       391,409
                                              ------------
                                                   427,052
                                              ------------
           METALS & MINING -- 0.1%
    2,480  FAG Kugelfischer Georg Schaefer
           AG...............................        21,070
    2,734  Thyssen AG.......................       507,395
                                              ------------
                                                   528,465
                                              ------------
           PHARMACEUTICALS -- 0.1%
   13,100  Merck KGaA.......................       589,904
                                              ------------
           RETAIL STORES -- 0.1%
      791  Karstadt AG......................       413,185
                                              ------------
           RETAIL -- MAJOR DEPARTMENT STORES -- 0.2%
   17,073  Metro AG.........................     1,363,360
                                              ------------
           RETAIL -- GENERAL MERCHANDISE -- 0.0%
    1,630  Douglas Holding AG...............        98,846
                                              ------------
           TELECOMMUNICATIONS -- 0.9%
  142,500  Deutsche Telekom AG..............     4,688,615
                                              ------------
           TIRE & RUBBER -- 0.0%
    4,870  Continental AG...................       134,504
                                              ------------
           TRANSPORTATION -- 0.1%
   28,980  Lufthansa AG.....................       640,317
                                              ------------
                                                50,242,927
                                              ------------
           HONG KONG -- 2.5%
           AIRLINES -- 0.0%
   12,600  Hong Kong Aircraft Engineering
           Co., Ltd. .......................        17,240
                                              ------------
           BANKING -- 0.3%
  364,218  Bank of East Asia Ltd. ..........       634,688
  108,800  Hang Seng Bank Ltd. .............       972,555
   14,695  Wing Lung Bank...................        51,025
                                              ------------
                                                 1,658,268
                                              ------------
           BROADCASTING & PUBLISHING -- 0.0%
   96,000  South China Morning Post Holdings
           Ltd. ............................        49,258
   25,000  Television Broadcasts Ltd. ......        64,541
                                              ------------
                                                   113,799
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           HONG KONG (CONTINUED)
           DIVERSIFIED -- 0.1%
   94,500  Swire Pacific Ltd., Class A......  $    423,279
  262,500  Wharf Holdings Ltd. .............       382,889
                                              ------------
                                                   806,168
                                              ------------
           ELECTRIC UTILITY -- 0.1%
  141,400  CLP Holdings Ltd. ...............       704,534
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.2%
  323,400  Johnson Electric Holdings
           Ltd. ............................       830,727
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
   65,000  Elec & Eltek International
           Holdings Ltd. ...................        12,418
                                              ------------
           GAS UTILITY -- 0.1%
  402,232  Hong Kong & China Gas Co.,
           Ltd. ............................       511,420
                                              ------------
           HOTELS & LODGING -- 0.1%
   65,500  Hong Kong & Shanghai
           Hotels Ltd. .....................        46,502
   33,000  Miramar Hotel & Investment
           Ltd. ............................        33,865
  384,000  Shangri-La Asia Ltd. ............       327,144
                                              ------------
                                                   407,511
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.5%
  357,000  Hutchison Whampoa Ltd. ..........     2,523,000
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.0%
   20,000  Varitronix International Ltd. ...        37,434
                                              ------------
           REAL ESTATE -- 0.5%
  133,000  Cheung Kong Holdings Ltd. .......       957,109
  369,557  Hysan Development Co., Ltd. .....       550,971
  116,525  New World Development Co.,
           Ltd. ............................       293,305
  135,136  Sun Hung Kai Properties Ltd. ....       985,562
                                              ------------
                                                 2,786,947
                                              ------------
           REAL ESTATE INVESTMENT TRUST -- 0.1%
  455,100  Hang Lung Development Co. .......       487,585
                                              ------------
           TELECOMMUNICATIONS -- 0.3%
  845,855  Hong Kong
           Telecommunications Ltd. .........     1,479,450
                                              ------------
           TRANSPORTATION -- 0.2%
1,092,000  Cathay Pacific Airways...........     1,085,372
                                              ------------
                                                13,461,873
                                              ------------
           IRELAND -- 0.4%
           AIRLINES -- 0.0%
    7,300  Ryanair Holdings PLC*............        52,244
                                              ------------
           BANKING -- 0.3%
   59,200  Allied Irish Banks...............     1,061,852
                                              ------------
           BUILDING PRODUCTS -- 0.1%
   17,480  C.R.H. PLC.......................       302,326
                                              ------------

                                   Continued

                      THE KENT      INTERNATIONAL GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           IRELAND (CONTINUED)
           CONSUMER GOODS & SERVICES -- 0.0%
   29,000  Waterford Wedgewood..............  $     24,646
                                              ------------
           DIVERSIFIED -- 0.0%
    3,227  DCC PLC..........................        27,425
                                              ------------
           FINANCE -- 0.0%
    4,200  Irish Permanent PLC..............        63,248
                                              ------------
           FOOD PRODUCTS -- 0.0%
   11,700  Fyffes PLC.......................        26,167
    7,660  Greencore Group..................        35,405
    7,300  Kerry Group PLC..................        99,591
                                              ------------
                                                   161,163
                                              ------------
           HOTELS & LODGING -- 0.0%
    1,900  Jurys Hotel Group PLC............        14,448
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
   49,400  Smurfit (Jefferson) Group........        89,123
                                              ------------
           INSURANCE -- 0.0%
   14,630  Irish Life PLC...................       137,860
                                              ------------
           MEDIA -- 0.0%
   10,026  Independent Newspapers PLC.......        40,362
                                              ------------
           OIL & GAS -- 0.0%
    9,100  Tullow Oil*......................         7,462
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
    1,608  Clondalkin Group PLC.............        11,508
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.0%
    1,000  Irish Continental Group PLC......        11,853
                                              ------------
                                                 2,005,520
                                              ------------
           ITALY -- 4.6%
           AGRICULTURE -- 0.0%
   94,400  Parmalat Finanziaria SpA.........       180,912
                                              ------------
           AUTO PARTS -- 0.0%
   72,520  Magneti Marelli SpA..............       125,786
                                              ------------
           AUTOMOTIVE -- 0.2%
  233,938  Fiat SpA.........................       814,368
   70,340  Fiat SpA di Risp.,
           (Non-convertible)................       140,774
   90,820  Fiat SpA Preferred...............       175,428
                                              ------------
                                                 1,130,570
                                              ------------
           BANKING -- 0.7%
  114,300  Banca Commerciale Italiana.......       790,240
  117,282  Banca Intesa Veneto SpA..........       705,232
   46,200  Banca Ambrosiano Veneto SpA di
           Risp., (Non-convertible).........       141,215
   17,100  Banca Popolare de Milano.........       155,559
  269,200  Credito Italiano SpA.............     1,599,142
   11,723  Riunione Adriatica di Sicurta SpA
           di Risp., (Non-convertible)......       117,664
                                              ------------
                                                 3,509,052
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           ITALY (CONTINUED)
           BROADCASTING & PUBLISHING -- 0.1%
   75,600  Mediaset SpA.....................  $    614,376
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    1,900  Cementir SpA.....................         2,189
   10,950  Italcementi SpA..................       120,863
      900  Italcementi SpA di Risp.,
           (Non-convertible)................         4,585
                                              ------------
                                                   127,637
                                              ------------
           CHEMICALS -- 0.1%
  317,962  Montedison SpA...................       423,270
   12,800  Montedison SpA di Risp.,
           (Non-convertible)................        12,809
   84,200  Snia BPD SpA.....................       132,768
      900  Snia BPD SpA di Risp.,
           (Non-convertible)................           993
                                              ------------
                                                   569,840
                                              ------------
           ENGINEERING -- 0.0%
    7,900  Impregilo SpA*...................         7,158
                                              ------------
           FINANCE -- 0.4%
   89,312  Banc San Paolo Torino............     1,581,614
   36,470  Mediobanca SpA...................       507,605
                                              ------------
                                                 2,089,219
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.1%
   40,500  Edison SpA.......................       478,098
                                              ------------
           GAS UTILITY -- 0.0%
   44,500  Italgas SpA......................       241,406
                                              ------------
           INSURANCE -- 0.9%
   65,363  Assicurazioni Generali...........     2,735,197
  357,500  Istituto Nazionale delle
           Assicurazioni....................       946,385
   27,062  Riuniune Adriatici de Sicurta
           SpA..............................       393,073
   10,900  Societa Assicuratrice Industriale
           (SAI) SpA........................       131,549
  298,200  Unione Immobiliare*..............       155,892
                                              ------------
                                                 4,362,096
                                              ------------
           JEWELRY -- 0.0%
   21,300  Bulgari SpA......................       127,240
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.1%
  179,696  Olivetti SpA*....................       626,634
                                              ------------
           OIL & GAS -- 0.6%
  509,300  ENI SpA..........................     3,335,839
                                              ------------
           PAPER PRODUCTS -- 0.0%
   15,200  Burgo (Cartiere) SpA.............        97,991
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
   11,400  Mondadori (Arnoldo) Editore
           SpA..............................       151,065
                                              ------------
           RETAIL STORES -- 0.0%
   14,200  La Rinascente SpA................       146,358
                                              ------------

                                   Continued

                    THE KENT        INTERNATIONAL GROWTH FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           ITALY (CONTINUED)
           TELECOMMUNICATIONS -- 1.2%
   19,400  Sirti SpA........................  $    117,302
   99,760  Telecom Italia Mobile SpA........       470,699
  422,760  Telecom Italia Mobile SpA di
           Risp, (Non-convertible)..........     3,127,960
  234,911  Telecom Italia SpA...............     2,008,770
   57,260  Telecom Italia SpA-RNC...........       361,154
                                              ------------
                                                 6,085,885
                                              ------------
           TEXTILE PRODUCTS -- 0.1%
  115,720  Benetton Group SpA...............       233,701
    4,200  Marzotto (Gaetano) & Figli SpA...        46,358
                                              ------------
                                                   280,059
                                              ------------
           TIRE & RUBBER -- 0.1%
  120,700  Pirelli SpA......................       387,598
   10,600  Pirelli SpA di Risp,
           (Non-convertible)................        26,164
                                              ------------
                                                   413,762
                                              ------------
                                                24,700,983
                                              ------------
           JAPAN -- 27.3%
           ALUMINUM -- 0.0%
   38,000  Nippon Light Metal Co., Ltd. ....        39,753
                                              ------------
           APPLIANCES & HOUSEHOLD PRODUCTS -- 1.5%
  203,000  Matsushita Electric Industrial
           Co., Ltd. .......................     3,597,599
   16,000  Pioneer Electronic Corp. ........       268,802
  187,000  Sanyo Electric Co. ..............       580,248
  108,000  Sharp Corp. .....................       975,668
   39,000  Sony Corp. ......................     2,845,564
                                              ------------
                                                 8,267,881
                                              ------------
           AUTOMOTIVE -- 2.6%
    3,000  Autobacs Seven Co., Ltd. ........       101,067
   93,000  Honda Motor Co., Ltd. ...........     3,058,869
  241,000  Nissan Motor Co., Ltd. ..........       739,260
  381,000  Toyota Motor Corp. ..............    10,369,727
                                              ------------
                                                14,268,923
                                              ------------
           BANKING -- 3.1%
   36,000  77 Bank..........................       360,649
  228,000  Asahi Bank Ltd. .................       836,834
   44,000  Ashikaga Bank Ltd. ..............        78,797
  449,000  Bank of Tokyo -- Mitsubishi
           Ltd. ............................     4,657,321
  104,000  Bank of Yokohama Ltd. ...........       249,866
   73,000  Chiba Bank Ltd. .................       290,585
  300,000  Fuji Bank Ltd. ..................     1,106,416
   49,000  Gunma Bank Ltd. .................       389,666
   23,000  Higo Bank........................       105,420
   62,000  Hokuriku Bank....................       111,581
  265,000  Industrial Bank of Japan.........     1,224,017
   85,000  Joyo Bank........................       333,077
  125,000  Mitsubishi Trust & Banking
           Corp. ...........................       805,654
  110,000  Mitsui Trust & Banking Co.,
           Ltd. ............................       125,802
  359,000  Sakura Bank Ltd. ................       824,324

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           BANKING (CONTINUED)
   77,000  Shizuoka Bank....................  $    952,289
  305,000  Sumitomo Bank Ltd. ..............     3,136,619
  199,000  Tokai Bank.......................       942,103
   18,000  Yamaguchi Bank...................       170,112
                                              ------------
                                                16,701,132
                                              ------------
           BREWERY -- 0.4%
   46,000  Asahi Breweries Ltd. ............       679,010
  101,000  Kirin Brewery Co., Ltd. .........     1,289,400
   31,000  Sapporo Breweries Ltd. ..........       134,667
                                              ------------
                                                 2,103,077
                                              ------------
           BROADCASTING & PUBLISHING -- 0.0%
   16,000  Tokyo Broadcasting System........       179,154
                                              ------------
           BUILDING PRODUCTS -- 0.1%
   21,000  Sanwa Shutter Corp. .............        91,971
   23,000  Sumitomo Osaka Cement Co.,
           Ltd. ............................        43,024
   72,400  Taiheiyo Cement Corp. ...........       181,647
   20,000  Tostem Corp. ....................       397,176
                                              ------------
                                                   713,818
                                              ------------
           CHEMICALS -- 1.3%
  138,000  Asahi Chemical Industry Co.,
           Ltd. ............................       659,435
   19,000  Daicel Chemical Industries
           Ltd. ............................        56,597
   72,000  Dainippon Ink & Chemicals
           Inc. ............................       197,240
   27,000  Denki Kagaku Kogyo Kabushiki
           Kaisha...........................        44,044
   32,000  Kaneka Corp. ....................       240,291
  201,000  Mitsubishi Chemical Corp. .......       424,108
   45,000  Mitsubishi Gas Chemical Co. .....       124,871
   10,000  Nippon Shokubai Kabushiki
           Kaisha Co. ......................        53,902
   52,000  Sekisui Chemical Co., Ltd. ......       350,365
   37,000  Shin-Etsu Chemical Co., Ltd. ....       892,225
  155,000  Sumitomo Chemical Co. ...........       604,628
   89,000  Takeda Chemical Industries.......     3,432,285
   54,000  Tosoh Corp. .....................        77,556
   76,000  Ube Industries Ltd. .............       115,216
                                              ------------
                                                 7,272,763
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
      100  Oyo Corp. .......................         1,618
                                              ------------
           CONSTRUCTION -- 0.3%
   50,000  Daiwa House Industry Co.,
           Ltd. ............................       533,261
   35,000  Kumagai Gumi Co., Ltd.*..........        26,995
   13,000  Okumura Corp. ...................        57,741
   18,000  Penta-Ocean Construction.........        36,065
   68,000  Sekisui House Ltd. ..............       720,412
   74,000  Shimizu Corp. ...................       248,642
   93,000  Taisei Corp. ....................       178,915
                                              ------------
                                                 1,802,031
                                              ------------

                                   Continued

                        THE KENT    INTERNATIONAL GROWTH FUND
                        FUNDS       SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           CONSUMER GOODS & SERVICES -- 0.1%
   22,000  Nippon Sheet Glass Co., Ltd. ....  $     62,023
   35,000  Toto Ltd. .......................       281,436
                                              ------------
                                                   343,459
                                              ------------
           COSMETICS/PERSONAL CARE -- 0.4%
   59,000  Kao Corp. .......................     1,333,817
   15,000  Lion Corp. ......................        62,635
   40,000  Shiseido Co., Ltd. ..............       514,909
                                              ------------
                                                 1,911,361
                                              ------------
           DATA PROCESSING & REPRODUCTION -- 0.5%
  197,000  Fujitsu Ltd. ....................     2,628,492
                                              ------------
           DISTRIBUTION -- 0.0%
  137,000  Itochu Corp. ....................       264,777
                                              ------------
           DIVERSIFIED -- 0.0%
   18,000  Yamaha Corp. ....................       186,708
                                              ------------
           ELECTRIC UTILITY -- 1.2%
  107,900  Kansai Electric Power Co.,
           Inc. ............................     2,367,558
   47,500  Tohoku Electric Power............       842,224
  132,000  Tokyo Electric Power Co. ........     3,264,991
                                              ------------
                                                 6,474,773
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.6%
   25,000  Casio Computer Co., Ltd. ........       184,846
   18,000  Kyocera Corp. ...................       952,688
  206,000  Mitsubishi Electric Corp. .......       648,335
   25,000  Omron Corp. .....................       343,095
   11,000  Rohm Co., Ltd. ..................     1,003,488
                                              ------------
                                                 3,132,452
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.2%
   16,000  Alps Electric Co., Ltd. .........       294,335
    6,000  SMC Corp. .......................       479,801
   10,000  Taiyo Yuden Co., Ltd. ...........       118,621
                                              ------------
                                                   892,757
                                              ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS -- 1.0%
    8,600  Advantest Corp. .................       545,903
   22,100  Fanuc Ltd. ......................       758,241
    3,000  Hirose Electric Co., Ltd. .......       210,379
  330,000  Hitachi Ltd. ....................     2,047,933
  153,000  NEC Corp. .......................     1,410,681
   13,000  Nitto Denko Corp. ...............       216,673
   23,000  Yokogawa Electric Corp. .........       114,188
                                              ------------
                                                 5,303,998
                                              ------------
           ENERGY -- 0.0%
  100,000  Japan Energy Corp. ..............        94,861
                                              ------------
           ENGINEERING -- 0.3%
    7,000  Daito Trust Construction Co.,
           Ltd. ............................        60,755
   92,000  Kajima Corp. ....................       240,610
   18,000  Kandenko Co., Ltd. ..............       121,919
  131,000  Kawasaki Heavy Industries
           Ltd. ............................       307,766

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           ENGINEERING (CONTINUED)
   25,000  Kinden Corp. ....................  $    380,774
   25,000  Nishimatsu Construction..........       146,281
   71,000  Obayashi Corp. ..................       341,163
                                              ------------
                                                 1,599,268
                                              ------------
           ENTERTAINMENT -- 0.1%
    4,000  NAMCO............................        80,499
    1,700  Toho Co. ........................       233,304
   14,000  Tokyo Dome Corp. ................        74,719
                                              ------------
                                                   388,522
                                              ------------
           FINANCE -- 0.7%
   14,000  Acom Co., Ltd. ..................       901,091
  128,000  Daiwa Securities Co., Ltd. ......       438,027
  195,000  Nomura Securities Co., Ltd. .....     1,702,843
   24,000  Orient Corp. ....................        53,619
    6,000  Orix Corp. ......................       448,950
                                              ------------
                                                 3,544,530
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.2%
   62,000  Ajinomoto Co., Inc. .............       659,594
   21,000  Nippon Meat Packers Inc. ........       338,840
   12,000  Nissin Food Products Co.,
           Ltd. ............................       302,669
                                              ------------
                                                 1,301,103
                                              ------------
           FOOD PRODUCTS -- 0.2%
   65,000  Daiei Inc. ......................       176,911
   10,000  House Foods Industry.............       169,331
   12,000  Itoham Foods.....................        51,172
   17,000  Kikkoman Corp. ..................       108,212
   15,000  Meiji Milk Products Co., Ltd. ...        45,214
   16,000  Nichirei Corp. ..................        38,157
    8,000  QP Corp. ........................        65,889
   23,000  Snow Brand Milk Products
           Co., Ltd. .......................       105,216
   20,000  Yamazaki Baking Co., Ltd. .......       261,179
                                              ------------
                                                 1,021,281
                                              ------------
           FOREST PRODUCTS -- 0.2%
   17,000  Mitsubishi Paper Mills...........        34,815
   91,000  Nippon Paper Industries Co. .....       414,676
   99,000  Oji Paper Co., Ltd. .............       515,201
   12,000  Sumitomo Forestry Co., Ltd. .....        86,173
    6,000  Uni-Charm........................       281,923
                                              ------------
                                                 1,332,788
                                              ------------
           GAS UTILITY -- 0.3%
  243,000  Osaka Gas Co., Ltd. .............       838,030
  270,000  Tokyo Gas Co., Ltd. .............       710,926
                                              ------------
                                                 1,548,956
                                              ------------
           HEALTH & PERSONAL CARE -- 0.2%
   40,000  Kyowa Hakko Kogyo Co. ...........       197,878
   44,000  Sankyo Co., Ltd. ................       963,504
                                              ------------
                                                 1,161,382
                                              ------------

                                   Continued

                      THE KENT      INTERNATIONAL GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           HEALTH CARE -- 0.1%
   11,000  Hoya Corp. ......................  $    536,364
                                              ------------
           HOTELS & LODGING -- 0.0%
   11,000  Fujita Kanko Inc. ...............        97,813
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 1.0%
   88,000  Bridgestone Corp. ...............     2,001,124
   97,000  Denso Corp. .....................     1,797,306
   17,000  Inax Corp. ......................       110,021
   58,000  Mitsui Engineering & Shipbuilding
           Co., Ltd.*.......................        57,590
   35,000  NGK Insulators Ltd. .............       452,097
   20,000  NGK Spark Plug Co., Ltd. ........       204,084
   70,000  Sumitomo Electric Industries
           Ltd. ............................       788,765
                                              ------------
                                                 5,410,987
                                              ------------
           INSURANCE -- 0.6%
   74,000  Mitsui Marine & Fire Insurance
           Co., Ltd. .......................       390,349
   41,000  Nichido Fire & Marine Insurance
           Co., Ltd. .......................       201,735
   53,000  Nippon Fire & Marine Insurance
           Co. .............................       195,467
   64,000  Sumitomo Marine & Fire Insurance
           Co. .............................       406,253
  170,000  Tokio Marine & Fire Insurance
           Co. .............................     2,034,635
                                              ------------
                                                 3,228,439
                                              ------------
           JEWELRY -- 0.0%
   29,000  Citizen Watch Co., Ltd. .........       174,828
                                              ------------
           LEASING -- 0.1%
    7,000  Daiwa Kosho Lease Co., Ltd. .....        28,795
   39,000  Yamato Transport Co., Ltd. ......       546,293
                                              ------------
                                                   575,088
                                              ------------
           MACHINE -- DIVERSIFIED -- 0.1%
    7,000  Komori Corp. ....................       147,699
   12,000  Kurita Water Industries Ltd. ....       176,388
   27,000  Toyoda Automatic Loom Works......       478,499
                                              ------------
                                                   802,586
                                              ------------
           MACHINERY & EQUIPMENT -- 0.8%
   27,000  Amada Co., Ltd. .................       130,935
   14,000  Brother Industries Ltd. .........        43,689
   24,000  Daikin Industries Ltd. ..........       238,305
   26,000  Ebara Corp. .....................       224,280
   93,000  Komatsu Ltd. ....................       488,924
   10,000  Koyo Seiko Co., Ltd. ............        55,498
  135,000  Kubota Corp. ....................       403,337
   38,000  Minebea Co., Ltd. ...............       435,935
  324,000  Mitsubishi Heavy Industries
           Ltd. ............................     1,263,868
    5,000  Mori Seiki Co. ..................        56,739
   51,000  NSK Ltd. ........................       190,804

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)

   MACHINERY & EQUIPMENT (CONTINUED)
   42,000  NTN Corp. .......................  $    135,536
   16,000  Tokyo Electron Ltd. .............       608,529
                                              ------------
                                                 4,276,379
                                              ------------

           MANUFACTURING -- CAPITAL GOODS -- 0.3%
   31,000  Fujikura Ltd. ...................       166,548
   12,000  Kokuyo Co. ......................       161,813
   14,000  Makita Corp. ....................       156,264
   23,000  Murata Manufacturing Co.,
           Ltd. ............................       956,322
    8,000  Noritake Co., Ltd. ..............        41,420
    7,000  Takara Standard Co. .............        58,956
                                              ------------
                                                 1,541,323
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.9%
   88,000  Canon Inc. ......................     1,884,099
   54,000  Fuji Photo Film Co., Ltd. .......     2,010,698
   32,000  Konica Corp. ....................       146,104
   35,000  Nikon Corp. .....................       341,322
    8,700  Sega Enterprises Ltd. ...........       193,211
   13,000  Shimano Inc. ....................       335,959
                                              ------------
                                                 4,911,393
                                              ------------
           MEDICAL SUPPLIES -- 0.1%
   25,000  Olympus Optical Co., Ltd. .......       287,908
                                              ------------
           MERCHANDISING -- 0.8%
   41,000  Ito-Yokado Co., Ltd. ............     2,871,540
   31,000  JUSCO Co., Ltd. .................       627,989
   35,000  Marui Co., Ltd. .................       674,887
                                              ------------
                                                 4,174,416
                                              ------------
           METALS -- 0.5%
   42,000  Daido Steel Co., Ltd. ...........        55,480
  312,000  Kawasaki Steel Corp. ............       467,461
  104,000  Mitsubishi Materials Corp. ......       175,183
  662,000  Nippon Steel Corp. ..............     1,203,139
  338,000  NKK Corp. .......................       230,734
  343,000  Sumitomo Metal Industries
           Ltd. ............................       392,272
   11,000  Tokyo Steel Manufacturing Co. ...        55,197
                                              ------------
                                                 2,579,466
                                              ------------
           METALS & MINING -- 0.1%
   92,000  Hitachi Zosen Corp. .............       127,238
   46,000  Mitsui Mining & Smelting Co. ....       227,153
   52,000  Sumitomo Metal Mining Co. .......       169,189
                                              ------------
                                                   523,580
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.1%
  113,000  Asahi Glass Co., Ltd. ...........       702,264
                                              ------------
           OIL & GAS -- 0.1%
    3,100  Arabian Oil Co., Ltd. ...........        39,878
   57,000  Cosmo Oil Co., Ltd. .............        86,412
   32,000  Mitsubishi Oil Co., Ltd.*........        56,456

                                   Continued

                     THE KENT       INTERNATIONAL GROWTH FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           OIL & GAS (CONTINUED)
  118,000  Nippon Oil Co., Ltd. ............  $    412,176
   14,000  Teikoko Oil Co., Ltd. ...........        41,579
                                              ------------
                                                   636,501
                                              ------------
           PACKAGING -- 0.1%
   21,000  Toyo Seikan Kaisha Ltd. .........       357,085
                                              ------------
           PHARMACEUTICALS -- 0.7%
   22,000  Chugai Pharmaceutical Co.,
           Ltd. ............................       220,397
   26,000  Dai-Ichi Pharmaceuticals.........       440,031
   28,000  Eisai Co., Ltd. .................       546,116
    3,000  Kissei Pharmaceutical Co.,
           Ltd. ............................        53,060
   35,000  Meiji Seika Co. .................       139,632
   33,000  Shionogi & Co., Ltd. ............       241,949
   33,000  Taisho Pharmaceutical Co. .......       909,868
   32,000  Yamanouchi Pharmaceutical Co.,
           Ltd. ............................     1,032,654
                                              ------------
                                                 3,583,707
                                              ------------
           PRINTING & PUBLISHING -- 0.4%
   73,000  Dai Nippon Printing Co., Ltd. ...     1,166,223
   67,000  Toppan Printing Co., Ltd. .......       819,705
                                              ------------
                                                 1,985,928
                                              ------------
           REAL ESTATE -- 0.3%
  124,000  Mitsubishi Estate Co., Ltd. .....     1,113,615
   78,000  Mitsui Fudosan Co., Ltd. ........       591,241
                                              ------------
                                                 1,704,856
                                              ------------
           RETAIL STORES -- 0.2%
    6,000  Aoyama Trading Co., Ltd. ........       168,090
   14,000  Daimuru Inc. ....................        42,200
   16,000  Hankyu Department Stores Co. ....       105,110
   20,000  Isetan Co. ......................       214,900
   43,000  Mitsukoshi Ltd. .................       114,365
   29,000  Mycal Corp. .....................       173,285
    5,000  Skylark Co., Ltd. ...............        74,515
   28,000  Takashimaya Co., Ltd. ...........       236,071
                                              ------------
                                                 1,128,536
                                              ------------
           RETAIL -- GENERAL MERCHANDISE -- 0.1%
   15,300  Credit Saison Co., Ltd. .........       377,764
                                              ------------
           RETAIL-SPECIAL LINE -- 0.1%
    2,000  Shimachu Co. ....................        39,895
   18,000  Uny Co., Ltd. ...................       329,531
                                              ------------
                                                   369,426
                                              ------------
           SERVICES -- 0.2%
   11,000  Secom Co., Ltd. .................       912,793
                                              ------------
           STORAGE -- 0.0%
   15,000  Mitsubishi Logistics Corp. ......       175,537
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           TELECOMMUNICATIONS -- 1.9%
   11,000  Nippon Comsys Corp. .............  $    150,084
    1,314  Nippon Telegraph & Telephone
           Corp. ...........................    10,158,178
                                              ------------
                                                10,308,262
                                              ------------
           TEXTILE PRODUCTS -- 0.4%
   12,000  Gunze Ltd. ......................        28,937
   33,000  Kuraray Co., Ltd. ...............       364,825
   57,000  Mitsubishi Rayon Co., Ltd. ......       156,148
   21,000  Nisshinbo Industries Inc. .......        73,353
   15,000  Onward Kashiyama Co., Ltd. ......       201,868
   89,000  Teijin Ltd. .....................       328,237
    5,000  Tokyo Style......................        50,711
  134,000  Toray Industries Inc. ...........       700,908
   49,000  Toyobo Ltd. .....................        63,424
   14,000  Wacoal Corp. ....................       180,342
                                              ------------
                                                 2,148,753
                                              ------------
           TOBACCO -- 0.0%
   11,000  Takara Shuzo.....................        65,631
                                              ------------
           TRANSPORTATION -- 1.1%
      422  East Japan Railway Co. ..........     2,360,727
   82,000  Hankyu Corp. ....................       360,578
  171,000  Japan Airlines Co.*..............       451,769
  155,000  Kinki Nippon Railway Co. ........       831,364
   77,000  Nagoya Railroad Co., Ltd. .......       279,884
   46,000  Nankai Electric Railway Co. .....       232,046
  103,000  Nippon Express Co., Ltd. ........       580,762
   67,000  Odakyu Electric Railway Co. .....       234,626
   78,000  Tobu Railway Co., Ltd. ..........       228,198
  105,000  Tokyu Corp. .....................       276,471
                                              ------------
                                                 5,836,425
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.2%
   25,000  Kamigumi Co., Ltd. ..............       121,679
   30,000  Kawasaki Kisen Kaisha Ltd. ......        40,427
   47,000  Keihin Electric Express Railway
           Co., Ltd. .......................       147,921
  101,000  Mitsui OSK Lines Ltd. ...........       162,966
  113,000  Nippon Yusen Kabushiki Kaisha....       357,644
    8,000  Seino Transportation.............        45,817
                                              ------------
                                                   876,454
                                              ------------
           WHOLESALE & INTERNATIONAL TRADE -- 0.5%
  143,000  Marubeni Corp. ..................       245,947
  150,000  Mitsubishi Corp. ................       864,388
  152,000  Mitsui & Co., Ltd. ..............       850,309
  102,000  Sumitomo Corp. ..................       497,355
                                              ------------
                                                 2,457,999
                                              ------------
           WIRE & CABLE PRODUCTS -- 0.0%
   60,000  Furukawa Electric Co., Ltd. .....       204,793
                                              ------------
                                               147,434,902
                                              ------------

                                   Continued

                     THE KENT       INTERNATIONAL GROWTH FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           MALAYSIA -- 0.6%
           AGRICULTURE -- 0.0%
  130,000  Golden Hope Plantations Berhad...  $     98,160
   37,500  Highlands & Lowlands Berhad......        17,197
   52,000  IOI Corp. Berhad.................        20,877
   79,000  Kuala Lumpur Kepong Berhad.......        94,570
                                              ------------
                                                   230,804
                                              ------------
           AUTOMOTIVE -- 0.0%
   13,000  Ederan Otomobil..................        14,365
   19,200  Oriental Holdings................        20,686
   33,000  Perusahaan Otomobil Nasional
           Berhad...........................        34,945
   41,000  Tan Chong Motors.................         9,288
                                              ------------
                                                    79,284
                                              ------------
           BANKING -- 0.2%
   24,000  AMMB Holdings Berhad.............        19,802
   48,000  Commerce Asset Holdings Berhad...        25,990
  343,000  Malayan Banking Berhad...........       486,403
  213,600  Public Bank Berhad...............        72,775
  187,000  RHB Capital Berhad...............        73,011
                                              ------------
                                                   677,981
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   18,000  Guinness Anchor..................        12,663
                                              ------------
           BUILDING PRODUCTS -- 0.0%
   15,000  Jaya Tiasa Holdings Berhad.......        13,951
  113,000  Malayan United Industries........        17,169
                                              ------------
                                                    31,120
                                              ------------
           CHEMICALS -- 0.0%
    8,000  Malaysian Oxygen Berhad..........        10,608
                                              ------------
           DIVERSIFIED -- 0.1%
   60,000  Malaysian Resources..............        15,249
   58,000  Multi-Purpose Holdings Berhad*...        10,895
   22,500  Perlis Plantations Berhad........        16,161
  247,040  Sime Darby Berhad................       198,365
  132,500  YTL Corp. Berhad.................       120,546
                                              ------------
                                                   361,216
                                              ------------
           ELECTRIC UTILITY -- 0.1%
  327,000  Tenaga Nasional Berhad...........       469,736
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.0%
   12,000  Malaysian Pacific................        11,492
                                              ------------
           ENERGY -- 0.0%
   16,000  UMW Holdings Berhard.............        11,787
                                              ------------
           ENGINEERING -- 0.0%
  180,000  Amsteel Corp. Berhad*............        17,570
    6,300  Silverstone Berhad*..............             0
   46,000  Time Engineering Berhard*........         7,497
   49,326  United Engineers (Malaysia)
           Ltd.*............................        25,163
                                              ------------
                                                    50,230
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           MALAYSIA (CONTINUED)
           ENTERTAINMENT -- 0.0%
   38,000  Berjaya Land Berhad..............  $     12,807
  141,000  Magnum Corp. Berhad..............        42,327
  118,000  Resorts World Berhad.............        95,185
                                              ------------
                                                   150,319
                                              ------------
           FINANCE -- 0.0%
   48,000  MBf Capital Berhad*..............         7,558
   23,000  Rashid Hussain Berhad*...........        11,437
                                              ------------
                                                    18,995
                                              ------------
           FOOD PRODUCTS -- 0.0%
   26,000  Nestle (Malaysia) Berhad.........        72,783
                                              ------------
           METALS & MINING -- 0.0%
   92,400  Malaysia Mining Corp. Berhad.....        37,097
                                              ------------
           OIL & GAS -- 0.0%
   17,500  Shell Refining Co. (Malaysia)
           Berhad...........................        12,892
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
   11,000  New Straits Time Press...........         5,409
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
   47,000  Technology Resources Industries
           Berhad...........................        17,139
  351,000  Telekom Malaysia Berhad..........       646,425
                                              ------------
                                                   663,564
                                              ------------
           TOBACCO -- 0.0%
   15,000  RJ Reynolds......................        11,879
   29,300  Rothmans of Pall Mall (Malaysia)
           Berhad...........................       120,872
                                              ------------
                                                   132,751
                                              ------------
           TRANSPORTATION -- 0.0%
   47,000  Malaysian Airlines...............        18,004
   91,000  Malaysian International
           Shipping.........................        83,796
                                              ------------
                                                   101,800
                                              ------------
                                                 3,142,531
                                              ------------
           NETHERLANDS -- 5.0%
           BANKING -- 0.4%
   91,835  ABN Amro Holding NV..............     1,932,939
                                              ------------
           BEVERAGES & TOBACCO -- 0.2%
   19,937  Heineken NV......................     1,200,469
                                              ------------
           BROADCASTING & PUBLISHING -- 0.1%
   48,430  Elsevier NV......................       678,708
                                              ------------
           CHEMICALS -- 0.2%
   18,132  Akzo Nobel NV....................       826,085
                                              ------------
           COMPUTER SOFTWARE -- 0.1%
    6,665  Getronics NV.....................       330,290
                                              ------------
           CONSUMER GOODS & SERVICES -- 0.6%
   40,624  Unilever NV-CVA..................     3,474,325
                                              ------------

                                   Continued

                      THE KENT      INTERNATIONAL GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           NETHERLANDS (CONTINUED)
           ELECTRONICS -- 0.3%
   23,240  Philips Electronics NV...........  $  1,560,341
                                              ------------
           FINANCE -- 0.7%
   59,683  ING Groep NV.....................     3,641,404
                                              ------------
           FOOD PRODUCTS -- 0.3%
   30,149  Koninklijke Ahold NV.............     1,510,127
                                              ------------
           INSURANCE -- 0.1%
    6,400  Aegon NV.........................       786,415
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.0%
      262  Stork NV.........................         5,989
                                              ------------
           OIL & GAS -- 1.2%
  135,788  Royal Dutch Petroleum Co. .......     6,765,281
                                              ------------
           PACKAGING -- 0.0%
    5,696  Buhrmann NV......................       101,982
                                              ------------
           PRINTING & PUBLISHING -- 0.2%
    6,216  Oce NV...........................       223,577
    4,461  Wolters Kluwer CVA...............       955,114
                                              ------------
                                                 1,178,691
                                              ------------
           RETAIL -- SPECIAL LINE -- 0.3%
   38,917  Ahold............................     1,439,168
                                              ------------
           STEEL -- 0.0%
    3,036  Koninklijke Hoogovens NV.........        84,124
                                              ------------
           TRANSPORTATION -- 0.3%
    1,986  IHC Caland NV....................        82,544
   10,159  KLM Royal Dutch Air Lines NV.....       307,477
    1,133  Pakhoed NV.......................        28,617
   30,151  TNT Post Group NV................       972,008
                                              ------------
                                                 1,390,646
                                              ------------
                                                26,906,984
                                              ------------
           NEW ZEALAND -- 0.2%
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.0%
    8,949  Fisher & Paykel Industries
           Ltd. ............................        32,383
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   41,300  Lion Nathan Ltd. ................       105,376
                                              ------------
           FOREST PRODUCTS -- 0.0%
  130,281  Carter Holt Harvey Ltd. .........       116,997
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
  131,965  Telecom Corp. of
           New Zealand Ltd. ................       575,120
                                              ------------
                                                   829,876
                                              ------------
           NORWAY -- 0.4%
           BANKING -- 0.1%
   68,900  Christiania Bank Og
           Kreditkasse......................       238,748
   37,000  Den Norske Bank ASA..............       127,724
                                              ------------
                                                   366,472
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           NORWAY (CONTINUED)
           CHEMICALS -- 0.0%
    1,000  Dyno Industrier ASA..............  $     14,832
                                              ------------
           DIVERSIFIED -- 0.2%
   26,150  Norsk Hydro ASA..................       882,104
                                              ------------
           ELECTRIC UTILITY -- 0.0%
   15,650  Hafslund ASA, Series A...........        98,599
   10,326  Hafslund ASA, Series B...........        43,913
                                              ------------
                                                   142,512
                                              ------------
           FOREST PRODUCTS -- 0.0%
    3,200  Norske Skogindustrier ASA --
           Class A..........................        93,243
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
    1,200  Unitor ASA.......................        11,655
                                              ------------
           INSURANCE -- 0.0%
   34,100  Storebrand ASA...................       257,358
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.1%
   18,800  Orkla ASA -- Class A.............       280,072
                                              ------------
           OIL & GAS -- 0.0%
   10,500  Aker RGI ASA, Series A...........       110,254
    2,100  Aker RGI ASA, Series B...........        18,743
    9,700  Petroleum Geo-Services ASA.......       123,498
                                              ------------
                                                   252,495
                                              ------------
           TRANSPORTATION -- 0.0%
    2,200  Leif Hoegh & Co. ASA.............        25,700
                                              ------------
                                                 2,326,443
                                              ------------
           PORTUGAL -- 0.3%
           BANKING -- 0.1%
   10,500  Banco Commercial Portuguese......       322,822
    6,300  Banco Espirito Santo.............       195,539
                                              ------------
                                                   518,361
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.1%
   32,100  Electricidade De Portugal........       706,766
                                              ------------
           TELECOMMUNICATIONS -- 0.1%
   10,100  Portugal Telecom SA..............       463,095
                                              ------------
           TRANSPORTATION -- 0.0%
    2,000  Brisa Auto-Estradas..............       117,732
                                              ------------
                                                 1,805,954
                                              ------------
           SINGAPORE -- 1.0%
           AUTOMOTIVE -- 0.0%
    1,000  Cycle & Carriage.................         3,424
                                              ------------

                                   Continued

                    THE KENT        INTERNATIONAL GROWTH FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           SINGAPORE (CONTINUED)
           BANKING -- 0.4%
   77,375  Development Bank of Singapore
           Ltd. ............................  $    698,738
  115,676  Oversea-Chinese Banking Corp.,
           Ltd. ............................       785,214
  117,350  United Overseas Bank Ltd. .......       753,905
                                              ------------
                                                 2,237,857
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   47,000  Fraser & Neave Ltd. .............       137,301
                                              ------------
           FINANCE -- 0.0%
   29,600  Haw Par Brothers International
           Ltd. ............................        33,189
                                              ------------
           HOTELS & LODGING -- 0.0%
    1,400  Overseas Union Enterprise
           Ltd. ............................         2,783
    1,100  Shangri-La Hotel Ltd. ...........         1,787
                                              ------------
                                                     4,570
                                              ------------
           PRINTING & PUBLISHING -- 0.1%
   46,023  Singapore Press Holdings Ltd. ...       499,289
                                              ------------
           REAL ESTATE -- 0.1%
   69,600  City Developments Ltd. ..........       301,608
  115,000  DBS Land Ltd. ...................       169,368
    8,000  United Industrial Corp., Ltd. ...         3,200
   52,000  United Overseas Land Ltd. .......        35,298
                                              ------------
                                                   509,474
                                              ------------
           STEEL -- 0.0%
   60,750  NatSteel Ltd. ...................        66,643
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
  635,000  Singapore Telecommunications
           Ltd. ............................       969,843
                                              ------------
           TRANSPORTATION -- 0.2%
  133,000  Singapore Airlines Ltd. .........       975,359
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.0%
   79,000  Keppel Corp. ....................       211,630
                                              ------------
                                                 5,648,579
                                              ------------
           SPAIN -- 3.4%
           AGRICULTURE -- 0.0%
    5,700  Azucarera Ebro Agricolas SA......       125,915
                                              ------------
           BANKING -- 0.7%
   79,726  Banco Central Hispanoamericano
           SA...............................       948,106
   84,322  Banco Santander SA...............     1,678,212
    1,676  Banco Santander SA...............        33,365
   35,400  Corporation Bancaria De Espana
           SA...............................       918,158
                                              ------------
                                                 3,577,841
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           SPAIN (CONTINUED)
           BANKING & FINANCE -- 0.4%
  147,123  Banco Bilbao Vizcaya.............  $  2,310,294
    2,460  Portland Valoerrivass............       100,698
                                              ------------
                                                 2,410,992
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
    1,650  El Aguila SA*....................        15,954
   13,330  Tabacalera SA -- Class A.........       336,798
                                              ------------
                                                   352,752
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    5,400  Uralita SA.......................        60,215
                                              ------------
           CHEMICALS -- 0.0%
      700  Ercros SA*.......................           944
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
      500  Prosegur, CIA de Seguridad SA....         5,840
                                              ------------
           CONSTRUCTION -- 0.1%
    4,100  ACS, Actividades de Construccion
           y Servicios SA...................       162,042
    5,308  Fomento de Construcciones y
           Contratas SA.....................       395,222
                                              ------------
                                                   557,264
                                              ------------
           ENGINEERING -- 0.1%
   20,163  Autopistas Concesionaria Espanola
           SA...............................       335,834
    5,800  Dragados & Construcciones SA.....       214,085
      200  Urbis SA*........................         3,112
                                              ------------
                                                   553,031
                                              ------------
           FOOD PRODUCTS -- 0.0%
   18,700  Telepizza SA*....................       178,169
    1,282  Viscofan Industria Navarra de
           Envolturas Celulosicassa SA......        41,530
                                              ------------
                                                   219,699
                                              ------------
           FOREST PRODUCTS -- 0.0%
      100  Empresa Nacional de Celulosas
           SA...............................         1,680
    2,498  Sarrio SA*.......................        12,429
                                              ------------
                                                    14,109
                                              ------------
           GAS & ELECTRIC UTILITY -- 1.0%
   68,880  Endesa SA........................     1,827,838
   10,824  Gas Natural SDG SA...............     1,180,247
   65,024  Iberdrola SA.....................     1,218,414
   22,066  Union Electrica Fenosa SA........       382,324
                                              ------------
                                                 4,608,823
                                              ------------
           HOTELS & LODGING -- 0.0%
    2,700  Sol Melia SA.....................        94,325
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.0%
    1,475  Corporacion Financiara Alba SA...       246,716
                                              ------------

                                   Continued

                    THE KENT        INTERNATIONAL GROWTH FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           SPAIN (CONTINUED)
           INSURANCE -- 0.0%
    5,500  Corporacion Mapfre...............  $    149,445
                                              ------------
           MACHINERY & EQUIPMENT -- 0.0%
    6,416  Zardoya Otis SA..................       200,597
                                              ------------
           METALS -- 0.0%
    6,000  Acerinox SA......................       139,952
                                              ------------
           OIL & GAS -- 0.2%
   21,698  Repsol SA........................     1,159,237
                                              ------------
           REAL ESTATE -- 0.1%
    4,268  Metrovacesa SA...................       128,319
   13,083  Vallehermoso SA..................       187,439
                                              ------------
                                                   315,758
                                              ------------
           TELECOMMUNICATIONS -- 0.6%
   73,909  Telefonica de Espana.............     3,291,421
                                              ------------
           WATER UTILITY -- 0.1%
    4,747  Aquas de Barcelona...............       318,273
                                              ------------
                                                18,403,149
                                              ------------
           SWEDEN -- 2.3%
           AUTOMOTIVE -- 0.1%
   11,300  Volvo AB, Series A...............       253,031
   18,300  Volvo AB, Series B...............       419,935
                                              ------------
                                                   672,966
                                              ------------
           BANKING & FINANCE -- 0.3%
   21,000  ForeningsSparbanken AB...........       544,072
   35,400  Skandiaviska Enskilda Banken,
           Series A.........................       373,411
   13,000  Svenska Handelsbanken,
           Series A.........................       548,514
    6,300  Svenska Handlesbanken,
           Series B.........................       241,724
                                              ------------
                                                 1,707,721
                                              ------------
           CHEMICALS -- 0.0%
   10,200  Aga AB, Series A.................       135,277
    8,900  Aga AB, Series B.................       116,939
                                              ------------
                                                   252,216
                                              ------------
           COMPUTER HARDWARE MANUFACTURING -- 0.0%
    5,800  WM-Data AB, Series B.............       247,584
                                              ------------
           CONSUMER GOODS & SERVICES -- 0.1%
   19,600  Securitas AB, Series B...........       304,680
                                              ------------
           ENGINEERING -- 0.2%
   40,200  ABB AB, Series A.................       429,002
   28,500  ABB AB, Series B.................       302,386
    9,300  Drott AB*........................        85,479
    9,300  Skanska AB, Series B.............       258,157
                                              ------------
                                                 1,075,024
                                              ------------
           FINANCE -- 0.0%
    5,800  Om Gruppen AB....................        72,987
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           SWEDEN (CONTINUED)
           FOREST PRODUCTS -- 0.1%
      700  Korsnas AB, Series B.............  $      9,500
   21,500  Stora Kopparbergs Bergslags
           Aktiebolag, Series A.............       236,073
    3,250  Stora Kopparbergs Bergslags
           Aktiebolag, Series B.............        36,086
   11,900  Svenska Cellusoa AB, Series B....       259,859
                                              ------------
                                                   541,518
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
   14,900  Sandvik AB, Series A.............       259,193
                                              ------------
           INSURANCE -- 0.1%
   30,800  Skandia Forsakrings AB...........       471,184
                                              ------------
           MACHINERY & EQUIPMENT -- 0.0%
   10,050  Atlas Copco AB, Series A.........       220,701
      500  Atlas Copco AB, Series B.........        10,857
                                              ------------
                                                   231,558
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.1%
   22,000  Electrolux AB, Series B..........       378,630
                                              ------------
           METALS & MINING -- 0.0%
    7,960  Trelleborg AB, Series B..........        64,815
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.0%
      300  Esselte AB, Series B.............         4,923
                                              ------------
           PHARMACEUTICALS -- 0.4%
   79,400  Astra AB, Series A...............     1,621,200
   18,433  Astra AB, Series B...............       375,230
                                              ------------
                                                 1,996,430
                                              ------------
           RETAIL -- SPECIAL LINE -- 0.2%
   12,400  Hennes & Mauritz AB, Series B....     1,012,739
                                              ------------
           TELECOMMUNICATIONS -- 0.7%
    7,300  Netcom AB, Series B*.............       297,204
  115,800  Telefonaktiebolaget LM Ericsson,
           Series B.........................     2,757,299
                                              ------------
                                                 3,054,503
                                              ------------
                                                12,348,671
                                              ------------
           SWITZERLAND -- 7.0%
           AIRLINES -- 0.1%
    1,100  SAirGroup........................       273,102
                                              ------------
           BUILDING PRODUCTS -- 0.2%
      700  Holderbank Financiere Glarus
           AG -- Class A....................       175,321
      542  Holderbank Financiere Glarus
           AG -- Class B....................       641,648
                                              ------------
                                                   816,969
                                              ------------
           COMMERCIAL SERVICES -- 0.1%
    1,690  Addeco SA........................       771,492
                                              ------------

                                   Continued

                      THE KENT      INTERNATIONAL GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           SWITZERLAND (CONTINUED)
           DIVERSIFIED -- 0.3%
      704  ABB AG, Bearer Shares............  $    825,231
      579  Alusuisse-Lonza Holding AG,
           Registered*......................       674,490
                                              ------------
                                                 1,499,721
                                              ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.1%
      285  The Swatch Group AG, Bearer......       176,376
    1,100  The Swatch Group AG, Registered..       164,782
                                              ------------
                                                   341,158
                                              ------------
           FINANCE -- 1.1%
   14,820  Credit Suisse Group,
           Registered.......................     2,319,870
   12,842  UBS AG, Registered...............     3,945,682
                                              ------------
                                                 6,265,552
                                              ------------
           FOOD PRODUCTS -- 1.0%
    2,469  Nestle SA, Registered............     5,374,887
                                              ------------
           INSURANCE -- 0.9%
      927  Swiss Reinsurance Co.,
           Registered.......................     2,416,914
    2,940  Zuerich Verichrng Gesellschft
           Registered.......................     2,204,761
                                              ------------
                                                 4,621,675
                                              ------------
           MANUFACTURING -- CONSUMER GOODS -- 0.0%
      281  Sulzer AG, Registered............       171,037
                                              ------------
           PHARMACEUTICALS -- 3.0%
      578  Novartis AG, Bearer..............     1,136,236
    3,824  Novartis AG, Registered..........     7,518,031
      470  Roche Holding AG.................     5,735,204
      133  Roche Holding AG, Bearer.........     2,408,750
                                              ------------
                                                16,798,221
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
    2,500  Swisscom AG, Registered*.........     1,046,610
                                              ------------
                                                37,980,424
                                              ------------
           UNITED KINGDOM -- 19.4%
           AEROSPACE -- 0.1%
   25,464  Smiths Industries PLC............       356,730
                                              ------------
           AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
  119,388  British Aerospace PLC............     1,014,046
    7,300  Cobham PLC.......................        83,380
                                              ------------
                                                 1,097,426
                                              ------------
           AIRLINES -- 0.1%
   26,000  BAA PLC..........................       301,946
                                              ------------
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
   65,300  EMI Group PLC....................       460,116
                                              ------------
           AUTO PARTS -- 0.0%
   34,514  BBA Group PLC....................       215,054
                                              ------------

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)

              AUTOMOTIVE -- 0.1%
  124,647  Rolls-Royce PLC..................  $    512,247
                                              ------------
           BANKING -- 1.9%
   93,637  Abbey National PLC...............     2,005,058
  101,328  Barclays PLC.....................     2,179,862
   58,483  HSBC Holdings PLC................     1,592,866
  120,292  HSBC Holdings PLC (Hong Kong
           Dollars).........................     3,040,153
   57,404  Royal Bank of Scotland Group
           PLC..............................       923,570
   24,268  Schroders PLC....................       438,495
                                              ------------
                                                10,180,004
                                              ------------
           BEVERAGES & TOBACCO -- 0.6%
  237,642  Diageo PLC.......................     2,670,850
   51,361  Scottish & Newcastle PLC.........       582,372
                                              ------------
                                                 3,253,222
                                              ------------
           BREWERY -- 0.2%
   62,127  Bass PLC.........................       873,967
                                              ------------
           BROADCASTING/CABLE -- 0.2%
  114,000  British Sky Broadcasting Group
           PLC..............................       873,919
   48,242  Carlton Communications PLC.......       442,260
                                              ------------
                                                 1,316,179
                                              ------------
           BUILDING PRODUCTS -- 0.2%
   63,291  Blue Circle Industries PLC.......       365,404
   42,536  BPB PLC..........................       152,158
   21,454  RMC Group PLC....................       292,700
   50,900  Rugby Group PLC..................        79,606
   80,155  Tarmac PLC.......................       132,695
   58,313  Williams Holdings................       327,446
                                              ------------
                                                 1,350,009
                                              ------------
           CHEMICALS -- 0.2%
   40,448  BOC Group PLC....................       592,216
   29,410  Elementis PLC....................        40,859
   60,251  Imperial Chemical Industries
           PLC..............................       520,275
                                              ------------
                                                 1,153,350
                                              ------------
           COMPUTER SOFTWARE -- 0.0%
   12,540  Mysis PLC........................        91,332
                                              ------------
           CONSTRUCTION -- 0.0%
   31,469  Taylor Woodrow PLC...............        78,799
                                              ------------
           DISTRIBUTION -- 0.4%
  260,409  BG PLC...........................     1,645,337
  366,494  Centrica PLC*....................       736,300
                                              ------------
                                                 2,381,637
                                              ------------
           DIVERSIFIED -- 0.1%
   70,000  Rentokil Initial PLC.............       527,590
   52,000  Siebe PLC........................       205,047
                                              ------------
                                                   732,637
                                              ------------

                                   Continued

                     THE KENT       INTERNATIONAL GROWTH FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           ELECTRIC UTILITY -- 0.4%
  121,353  National Grid Group PLC..........  $    965,116
   39,709  Scottish & Southern Energy PLC...       445,627
   79,283  Scottish Power PLC...............       811,912
                                              ------------
                                                 2,222,655
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.4%
   15,800  Bowthorpe PLC....................        91,614
   35,374  Electrocomponents PLC............       236,010
  180,203  General Electric Co., PLC........     1,619,036
                                              ------------
                                                 1,946,660
                                              ------------
           ENERGY -- 1.1%
  388,928  British Petroleum Co., PLC.......     5,804,471
                                              ------------
           FINANCE -- 1.3%
   56,913  Cardon PLC.......................        96,586
  108,200  Halifax PLC......................     1,535,597
  357,273  Lloyds TSB Group PLC.............     5,070,493
   22,109  Provident Financial PLC..........       319,293
   31,900  St. James's Place Capital PLC....       153,653
                                              ------------
                                                 7,175,622
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.7%
   67,002  Cadbury Schweppes PLC............     1,141,534
  215,948  Unilever PLC.....................     2,427,032
                                              ------------
                                                 3,568,566
                                              ------------
           FOOD PRODUCTS -- 0.3%
   74,900  Associated British Foods PLC.....       699,110
   15,000  Compass Group....................       171,829
   37,080  Tate & Lyle PLC..................       206,674
   19,834  Unigate PLC......................       142,559
   38,630  United Biscuits Holdings PLC.....       154,415
                                              ------------
                                                 1,374,587
                                              ------------
           FOREST PRODUCTS -- 0.0%
   68,504  Arjo Wiggins Appleton PLC........       125,944
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.2%
   94,871  National Power PLC...............       838,164
                                              ------------
           HEALTH & PERSONAL CARE -- 2.0%
  236,685  Glaxo Wellcome PLC...............     8,116,143
   62,969  Zeneca Group PLC.................     2,750,154
                                              ------------
                                                10,866,297
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
   10,000  Bunzl PLC........................        39,099
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.2%
  314,244  BTR PLC..........................       643,092
   54,127  Hanson PLC.......................       427,993
   39,633  TI Group PLC.....................       213,815
                                              ------------
                                                 1,284,900
                                              ------------
           INSURANCE -- 2.2%
  102,941  Allied Zurich PLC*...............     1,540,602
   60,568  Boots Co., PLC...................     1,029,396

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           INSURANCE (CONTINUED)
   57,041  Commercial Union PLC.............  $    891,630
   83,616  Great Universal Stores PLC.......       875,762
   71,949  Guardian Royal Exchange PLC......       402,221
   84,407  Legal & General Group PLC........     1,098,914
  189,526  Marks & Spencer PLC..............     1,294,443
  128,433  Prudential Corp., PLC............     1,941,345
  106,541  Royal & Sun Alliance Insurance
           Group PLC........................       862,384
  126,338  Sainsbury (J) PLC................       983,216
  441,269  Tesco PLC........................     1,266,466
                                              ------------
                                                12,186,379
                                              ------------
           LEISURE -- 0.3%
   59,792  Granada Group PLC................     1,060,974
  100,282  Ladbroke Group PLC...............       400,438
   69,606  Rank Group PLC...................       265,206
                                              ------------
                                                 1,726,618
                                              ------------
           MACHINE -- DIVERSIFIED -- 0.0%
   44,496  FKI PLC..........................        99,574
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
   58,800  GKN PLC..........................       786,075
                                              ------------
           MANUFACTURING -- CAPITAL GOODS -- 0.1%
   28,784  IMI PLC..........................       113,741
   47,801  Wolseley PLC.....................       301,821
                                              ------------
                                                   415,562
                                              ------------
           MERCHANDISING -- 0.1%
   92,836  Safeway PLC......................       462,995
                                              ------------
           METALS -- 0.2%
  169,516  British Steel PLC................       258,772
   71,082  Rio Tinto PLC, Registered........       820,768
                                              ------------
                                                 1,079,540
                                              ------------
           METALS & MINING -- 0.0%
   18,004  Johnson Matthey PLC..............       121,468
                                              ------------
           OIL & GAS -- 0.1%
   17,571  Burmah Castrol PLC...............       252,441
   80,282  LASMO PLC........................       132,237
                                              ------------
                                                   384,678
                                              ------------
           PAPER PRODUCTS -- 0.0%
   32,556  Rexam PLC -- New.................        91,813
   19,673  Rexam PLC -- B Shares*...........        31,587
                                              ------------
                                                   123,400
                                              ------------
           PHARMACEUTICALS -- 1.0%
  368,827  SmithKline Beecham PLC...........     5,176,173
                                              ------------
           PRINTING & PUBLISHING -- 0.5%
   47,573  Pearson PLC......................       948,240
   94,996  Reed International PLC...........       756,290
   97,327  Reuters Group PLC................     1,020,985
                                              ------------
                                                 2,725,515
                                              ------------

                                   Continued

                      THE KENT      INTERNATIONAL GROWTH FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           RAILROADS -- 0.2%
   33,667  Railtrack Group PLC..............  $    880,558
                                              ------------
           REAL ESTATE -- 0.3%
   42,809  British Land Co., PLC............       316,598
   31,336  Great Portland Estates PLC.......       102,188
   35,421  Hammerson PLC....................       203,026
   44,945  Land Securities PLC..............       538,412
   28,788  MEPC PLC.........................       193,985
   32,472  Slough Estates PLC...............       147,493
                                              ------------
                                                 1,501,702
                                              ------------
           RETAIL STORES -- 0.0%
   31,126  Next PLC.........................       252,723
                                              ------------
           RETAIL -- GENERAL MERCHANDISE -- 0.2%
   90,385  Kingfisher PLC...................       977,487
   11,990  Sear PLC.........................        51,867
                                              ------------
                                                 1,029,354
                                              ------------
           RETAIL -- SPECIAL LINE -- 0.1%
  120,111  LucasVarity PLC..................       395,684
                                              ------------
           TELECOMMUNICATIONS -- 2.2%
  424,768  British Telecommunications PLC...     6,392,362
  158,777  Cable & Wireless PLC.............     1,953,560
  204,651  Vodafone Group PLC...............     3,316,453
                                              ------------
                                                11,662,375
                                              ------------
           TELECOMMUNICATIONS -- EQUIPMENT -- 0.0%
   22,300  Racal Electronic PLC.............       128,746
                                              ------------
           TOBACCO -- 0.2%
  102,941  British American Tobacco.........       913,742
                                              ------------
           TRANSPORTATION -- 0.3%
   87,761  British Airways PLC..............       594,288
   11,886  Ocean Group PLC..................       149,806
   52,509  Peninsular & Oriental Steam
           Navigation Co. ..................       620,288
   30,200  Stagecoach Holdings..............       120,215
                                              ------------
                                                 1,484,597
                                              ------------
           WATER UTILITY -- 0.3%
   21,666  Anglian Water....................       300,645
   12,412  Hyder PLC........................       156,432
   28,874  Thames Water PLC.................       550,545
   46,044  United Utilities PLC.............       638,144
                                              ------------
                                                 1,645,766
                                              ------------
                                               104,784,844
                                              ------------
           TOTAL COMMON STOCKS..............   533,496,655
                                              ------------
           (Cost $449,100,450)

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
CLOSED END FUNDS -- 0.0%
           AUSTRALIA -- 0.0%
   30,253  Stockland Trust Group............  $     75,337
                                              ------------
           TOTAL CLOSED END FUNDS...........        75,337
                                              ------------
           (Cost $74,093)
PREFERRED STOCKS -- 0.6%
           AUSTRALIA -- 0.2%
           PRINTING & PUBLISHING -- 0.2%
  133,541  News Corp., Ltd. ................       813,353
                                              ------------
           GERMANY -- 0.4%
           AUTOMOTIVE -- 0.1%
    5,270  Den Volkswagen...................       262,626
      168  MAN AG...........................        33,993
                                              ------------
                                                   296,619
                                              ------------
           COMPUTER SOFTWARE -- 0.2%
    3,300  SAP AG...........................     1,575,577
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.1%
   16,540  RWE AG...........................       603,793
                                              ------------
                                                 2,475,989
                                              ------------
           TOTAL PREFERRED STOCKS...........     3,289,342
                                              ------------
           (Cost $1,648,486)
RIGHTS -- 0.0%
           FINLAND -- 0.0%
           MEDICAL SUPPLIES -- 0.0%
    1,500  Instrumentarium Rights*..........         4,002
                                              ------------
           ITALY -- 0.0%
           BUILDING PRODUCTS -- 0.0%
      190  Cementir SpA Rights*.............             0
                                              ------------
           NETHERLANDS -- 0.0%
           MACHINERY & EQUIPMENT -- 0.0%
       10  Stork Rights*....................             7
                                              ------------
           SPAIN -- 0.0%
           TELECOMMUNICATIONS -- 0.0%
   73,909  Telefonica Rights*...............        65,724
                                              ------------
           TOTAL RIGHTS.....................        69,733
                                              ------------
           (Cost $0)

                                   Continued

                    THE KENT        INTERNATIONAL GROWTH FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                       SECURITY                  MARKET
 SHARES               DESCRIPTION                VALUE
 ------               -----------                ------
WARRANTS -- 0.0%
           GERMANY -- 0.0%
           INSURANCE -- 0.0%
      209  Munchener Ruckversicherungs
           Warrants*........................  $      9,788
                                              ------------
           HONG KONG -- 0.0%
           REAL ESTATE -- 0.0%
   11,529  Chinese Estates Ltd. Warrants*...           610
   11,529  Chinese Estates Ltd. Warrants*...           506
    5,200  Kumagai Gumi Company Warrants*...           416
                                              ------------
                                                     1,532
                                              ------------
           ITALY -- 0.0%
           FINANCIAL -- BANKING -- 0.0%
    8,395  Mediobanca Warrants*.............        30,441
                                              ------------
           TOTAL WARRANTS...................        41,761
                                              ------------
           (Cost $0)
TOTAL INVESTMENTS -- 99.3%..................   536,972,828
(Cost $450,823,029) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.7%.......................     3,916,358
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $540,889,186
                                              ============

---------------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $154,292,546
       Unrealized depreciation...............   (70,583,850)
                                               ------------
       Net unrealized appreciation...........  $ 83,708,696
                                               ============

*  Non-income producing

AB   -- Aktiebolag (Swedish Stock Company)
AG   -- Aktiengesellschaft (German Stock Company)
NV   -- Naamloze Vennootschap (Dutch Corporation)
PLC  -- Public Limited Company (British)
SA   -- Sociedad Anonima (Spanish Corporation)
SpA  -- Societa per Azioni (Italian Corporation)

                       See Notes to Financial Statements.

                    THE KENT        INDEX EQUITY FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
COMMERCIAL PAPER -- 1.0%
            OIL -- U.S. INTEGRATED -- 1.0%
$7,701,000  Shell Oil Co., 5.00%, 1/4/99....  $  7,697,791
                                              ------------
            TOTAL COMMERCIAL PAPER..........     7,697,791
                                              ------------
            (Cost $7,697,791)
COMMON STOCKS -- 98.6%
            ADVERTISING -- 0.2%
    11,100  Interpublic Group Cos., Inc. ...       885,225
    13,800  Omnicom Group...................       800,400
                                              ------------
                                                 1,685,625
                                              ------------
            AEROSPACE & DEFENSE -- 0.8%
    80,892  Boeing Co. .....................     2,639,101
    10,300  General Dynamics Corp. .........       603,838
    15,894  Lockheed Martin Corp. ..........     1,347,017
     5,600  Northrop Grumman Corp. .........       409,500
    27,500  Raytheon Co., Class B...........     1,464,375
                                              ------------
                                                 6,463,831
                                              ------------
            AGRICULTURE -- 0.1%
    19,600  Pioneer Hi-Bred, Inc. ..........       529,200
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
     7,400  Maytag Corp. ...................       460,650
     6,200  Whirlpool Corp. ................       343,325
                                              ------------
                                                   803,975
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.3%
     3,100  Cummins Engine, Inc. ...........       110,050
    13,432  Dana Corp. .....................       549,033
     5,800  Eaton Corp. ....................       409,988
     5,420  Navistar International Corp.*...       154,470
     6,350  PACCAR, Inc. ...................       261,144
     9,900  TRW, Inc. ......................       556,256
                                              ------------
                                                 2,040,941
                                              ------------
            AUTO/TRUCK -- REPLACEMENT EQUIPMENT -- 0.1%
    14,525  Genuine Parts Co. ..............       485,680
                                              ------------
            AUTOMOTIVE -- 1.2%
    98,500  Ford Motor Co. .................     5,780,719
    53,200  General Motors Corp. ...........     3,807,125
                                              ------------
                                                 9,587,844
                                              ------------
            BANKS -- MIDWEST -- 0.3%
    21,800  Fifth Third Bancorp.............     1,554,613
    17,170  Huntington Bancshares...........       516,173
                                              ------------
                                                 2,070,786
                                              ------------
            BANKS -- MONEY CENTER -- 2.0%
   140,142  BankAmerica Corp. ..............     8,426,037
     7,800  Bankers Trust New York Corp. ...       666,413
    23,300  BB&T Corp. .....................       939,281
    68,516  Chase Manhattan Corp. ..........     4,864,635
    14,300  J.P. Morgan & Co., Inc. ........     1,502,394
                                              ------------
                                                16,398,760
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
----------  --------------------------------  ------------
COMMON STOCK (CONTINUED)
            BANKS -- NORTHEAST -- 0.1%
    13,100  State Street Corp. .............  $    911,269
                                              ------------
            BANKS -- MAJOR REGIONAL -- 4.2%
    60,700  Bank of New York Co., Inc. .....     2,443,175
    95,211  Bank One Corp. .................     4,861,711
    23,900  BankBoston Corp. ...............       930,606
    12,650  Comerica, Inc. .................       862,572
    78,770  First Union Corp. ..............     4,790,200
    46,114  Fleet Financial Group, Inc. ....     2,060,719
    35,700  KeyCorp.........................     1,142,400
    21,200  Mellon Bank Corp. ..............     1,457,500
    26,800  National City Corp. ............     1,943,000
     9,000  Northern Trust Corp. ...........       785,813
    24,500  PNC Bank Corp. .................     1,326,063
     8,800  Republic New York Corp. ........       400,950
    14,100  Summit Bancorp..................       615,994
    17,000  SunTrust Banks, Inc. ...........     1,300,500
    58,762  U.S. Bancorp....................     2,086,051
    16,800  Wachovia Corp. .................     1,468,950
   131,400  Wells Fargo Co. ................     5,247,787
                                              ------------
                                                33,723,991
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.4%
     3,000  Adolph Coors Co. ...............       169,313
    39,170  Anheuser-Busch Co., Inc. .......     2,570,531
     5,600  Brown-Forman Corp. .............       423,850
                                              ------------
                                                 3,163,694
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 2.2%
   197,700  Coca-Cola Co. ..................    13,221,187
   119,700  PepsiCo, Inc. ..................     4,900,218
                                              ------------
                                                18,121,405
                                              ------------
            BROADCASTING/CABLE -- 0.9%
    20,200  Clear Channel
            Communications, Inc.*...........     1,100,900
    30,000  Comcast Corp., Special
            Class A.........................     1,760,625
    49,500  MediaOne Group, Inc.*...........     2,326,500
    42,546  Tele-Communications, Inc.,
            Class A*........................     2,353,326
                                              ------------
                                                 7,541,351
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.1%
     3,300  Armstrong World Industries,
            Inc. ...........................       199,031
    27,600  Masco Corp. ....................       793,500
     4,400  Owens-Corning Fiberglass
            Corp. ..........................       155,925
                                              ------------
                                                 1,148,456
                                              ------------
            BUILDING -- HEAVY CONSTRUCTION -- 0.0%
     6,400  Fluor Corp. ....................       272,400
     3,300  Foster Wheeler Corp. ...........        43,519
                                              ------------
                                                   315,919
                                              ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.0%
    10,500  Ecolab, Inc. ...................       379,969
                                              ------------

                                   Continued

                    THE KENT        INDEX EQUITY FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            BUILDING -- MOBILE/MANUFACTURING &
            RECREATIONAL VEHICLES -- 0.0%
     2,800  Fleetwood Enterprises, Inc. ....  $     97,300
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.1%
     4,800  Centex Corp. ...................       216,300
     3,240  Kaufman & Broad Home Corp. .....        93,150
     3,500  Pulte Corp. ....................        97,344
                                              ------------
                                                   406,794
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 1.1%
   119,462  Home Depot, Inc. ...............     7,309,581
    28,600  Lowe's Cos., Inc. ..............     1,463,963
                                              ------------
                                                 8,773,544
                                              ------------
            BUILDING PRODUCTS -- WOOD -- 0.1%
     8,900  Louisiana-Pacific Corp. ........       162,981
    16,150  Weyerhaeuser Co. ...............       820,622
                                              ------------
                                                   983,603
                                              ------------
            BUSINESS EQUIPMENT & SERVICES -- 0.6%
    14,300  AES Corp.*......................       677,463
    40,000  Electronic Data Systems
            Corp. ..........................     2,009,999
    13,300  Paychex, Inc. ..................       684,119
    25,300  Staples, Inc.*..................     1,105,294
                                              ------------
                                                 4,476,875
                                              ------------
            BUSINESS SERVICES -- 0.0%
     8,200  H & R Block, Inc. ..............       369,000
                                              ------------
            CAPITAL GOODS -- 0.2%
    57,200  CBS Corp. ......................     1,873,300
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 1.4%
     6,000  B.F. Goodrich Co. ..............       215,250
    18,200  Dow Chemical Co. ...............     1,655,063
    92,000  E.I. du Pont de Nemours &
            Co. ............................     4,881,749
     6,400  Eastman Chemical Co. ...........       286,400
     7,700  Hercules, Inc. .................       210,788
    48,800  Monsanto Co. ...................     2,317,999
    14,400  PPG Industries, Inc. ...........       838,800
    13,500  Rohm & Haas Co. ................       406,688
    11,000  Union Carbide Corp. ............       467,500
     6,200  W.R. Grace & Co.*...............        97,263
                                              ------------
                                                11,377,500
                                              ------------
            CHEMICALS -- SPECIALTY -- 0.3%
    18,800  Air Products & Chemical,
            Inc. ...........................       752,000
    11,737  Engelhard Corp. ................       228,872
     4,800  Great Lakes Chemical Corp. .....       192,000
    10,600  Morton International, Inc. .....       259,700
     5,400  Nalco Chemical Co. .............       167,400
    12,900  Praxair, Inc. ..................       454,725
     8,200  Sigma-Aldrich Corp. ............       240,875
                                              ------------
                                                 2,295,572
                                              ------------
            COMMERCIAL SERVICES -- 0.2%
    69,719  Cendant Corp.*..................     1,329,018
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            COMPUTER SOFTWARE -- 4.2%
     5,500  Adobe Systems, Inc. ............  $    257,125
    43,618  Computer Associates
            International, Inc. ............     1,859,217
   200,200  Microsoft Corp.*................    27,765,237
    79,075  Oracle Corp.*...................     3,410,109
    22,126  Parametric Technology Corp.*....       362,313
                                              ------------
                                                33,654,001
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 1.7%
   29,2003  COM Corp.*......................     1,308,525
    13,400  Cabletron Systems*..............       112,225
   126,350  Cisco Systems, Inc.*............    11,726,859
    28,700  Novell, Inc.*...................       520,188
                                              ------------
                                                13,667,797
                                              ------------
            COMPUTERS -- MAINFRAME -- 1.8%
    74,800  IBM Corp. ......................    13,819,299
    20,700  Unisys Corp.*...................       712,856
                                              ------------
                                                14,532,155
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 0.5%
    40,600  EMC Corp.*......................     3,451,000
    19,800  Seagate Technology, Inc.*.......       598,950
                                              ------------
                                                 4,049,950
                                              ------------
            COMPUTERS -- MICRO -- 1.8%
    10,900  Apple Computer, Inc.*...........       446,219
   135,774  Compaq Computer Corp. ..........     5,694,022
     4,000  Data General Corp.*.............        65,750
   102,100  Dell Computer Corp.*............     7,472,443
    12,700  Gateway 2000, Inc.*.............       650,081
                                              ------------
                                                14,328,515
                                              ------------
            COMPUTERS -- MINI -- 1.1%
    84,500  Hewlett-Packard Co. ............     5,772,406
    15,300  Silicon Graphics, Inc.*.........       196,988
    30,800  Sun Microsystems, Inc.*.........     2,637,250
                                              ------------
                                                 8,606,644
                                              ------------
            COMPUTERS -- SERVICES -- 0.6%
    24,500  Automatic Data Processing,
            Inc. ...........................     1,964,594
     5,900  Ceridian Corp.*.................       411,894
    12,800  Computer Sciences Corp. ........       824,800
    12,000  Equifax, Inc. ..................       410,250
    36,300  First Data Corp. ...............     1,150,256
     2,200  Shared Medical Systems Corp. ...       109,725
                                              ------------
                                                 4,871,519
                                              ------------
            CONSUMER DURABLE -- 0.1%
    10,800  Danaher Corp. ..................       586,575
                                              ------------
            CONSUMER NON-DURABLE -- 0.2%
    31,700  Coca-Cola Enterprises, Inc. ....     1,133,275
    26,400  RJR Nabisco Holdings Corp. .....       783,750
                                              ------------
                                                 1,917,025
                                              ------------

                                   Continued

                    THE KENT        INDEX EQUITY FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.7%
     5,700  American Greetings Corp.,
            Class A.........................  $    234,056
     2,995  Jostens, Inc. ..................        78,432
    13,200  Newell Co. .....................       544,500
    12,200  Rubbermaid, Inc. ...............       383,538
     4,700  Tupperware Corp. ...............        77,256
    52,000  Unilever NV, ADR................     4,312,750
                                              ------------
                                                 5,630,532
                                              ------------
            CONSUMER SERVICES -- 0.1%
    10,000  Carnival Cruise Lines, Inc. ....       480,000
                                              ------------
            CONTAINERS & PACKAGING -- 0.1%
    12,600  Owens-Illinois, Inc.*...........       385,875
     6,816  Sealed Air Corp.*...............       348,042
                                              ------------
                                                   733,917
                                              ------------
            CONTAINERS -- METAL & GLASS -- 0.1%
     2,500  Ball Corp. .....................       114,375
    10,100  Crown Cork & Seal Co., Inc. ....       311,206
                                              ------------
                                                   425,581
                                              ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.0%
     4,300  Bemis Co. ......................       163,131
                                              ------------
            COSMETICS & TOILETRIES -- 1.0%
     4,500  Alberto Culver Co., Class B.....       120,094
    21,400  Avon Products, Inc. ............       946,950
    89,864  Gillette Co. ...................     4,341,555
     8,700  International Flavors &
            Fragrances, Inc. ...............       384,431
    44,440  Kimberly-Clark Corp. ...........     2,421,980
                                              ------------
                                                 8,215,010
                                              ------------
            DIVERSIFIED -- 4.7%
    16,020  Allegheny Teledyne, Inc. .......       327,409
    45,600  Allied Signal, Inc. ............     2,020,650
     5,625  Crane Co. ......................       169,805
     2,800  Freeport-McMoran-Cooper Corp.*..       156,800
   262,800  General Electric Co. (b)........    26,822,024
    13,465  IMS Health, Inc. ...............     1,015,766
     9,600  ITT Industries, Inc. ...........       381,600
     6,900  Johnson Controls, Inc. .........       407,100
    32,800  Minnesota Mining & Manufacturing
            Co. ............................     2,332,899
     3,400  National Service Industries,
            Inc. ...........................       129,200
    32,000  Seagram Co., Ltd. ..............     1,216,000
    13,800  Tenneco, Inc. ..................       470,063
    13,300  Textron, Inc. ..................     1,009,969
    18,500  United Technologies Corp. ......     2,011,875
                                              ------------
                                                38,471,160
                                              ------------
            ELECTRICAL & ELECTRONIC -- 0.0%
     7,100  KLA-Tencor Corp.*...............       307,963
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            ELECTRICAL COMPONENTS --
            SEMICONDUCTORS -- 2.8%
    11,700  Advanced Micro Devices, Inc.*...  $    338,569
    29,800  Applied Materials, Inc.*........     1,272,088
   135,000  Intel Corp. ....................    16,005,937
    11,500  LSI Logic Corp.*................       185,438
    17,300  Micron Technology, Inc.*........       874,731
    13,300  National Semiconductor Corp.*...       179,550
    15,500  Rockwell International Corp. ...       752,719
    31,700  Texas Instruments, Inc. ........     2,712,330
                                              ------------
                                                22,321,362
                                              ------------
            ELECTRONIC -- CONNECTORS -- 0.1%
    16,255  AMP, Inc. ......................       846,275
     4,600  Thomas & Betts Corp. ...........       199,238
                                              ------------
                                                 1,045,513
                                              ------------
            ELECTRONIC MEASURING EQUIPMENT -- 0.0%
     3,800  Tektronix, Inc. ................       114,238
                                              ------------
            ELECTRONICS -- 0.0%
     6,800  Raychem Corp. ..................       219,725
                                              ------------
            ENERGY -- 0.0%
     8,600  Orxy Energy Co.*................       115,563
                                              ------------
            FINANCE -- 1.2%
    56,254  Associates First Capital Corp.,
            Class A.........................     2,383,762
     9,200  Bear Stearns Companies, Inc. ...       343,850
     5,400  Capital One Financial Corp. ....       621,000
    20,600  Franklin Resources, Inc. .......       659,200
    12,400  Mercantile Bancorporation.......       571,950
    11,000  Provident Cos., Inc. ...........       456,500
    17,400  Regions Financial Corp. ........       701,438
    13,600  SLM Holding Corp. ..............       652,800
    15,900  SunAmerica, Inc. ...............     1,289,888
    10,300  Union Planters Corp. ...........       466,719
    48,169  Washington Mutual, Inc. ........     1,839,454
                                              ------------
                                                 9,986,561
                                              ------------
            FINANCIAL -- BANKING -- 0.1%
    21,400  Synovus Financial Corp. ........       521,625
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.4%
    38,693  Household International,
            Inc. ...........................     1,533,211
    61,130  MBNA Corp. .....................     1,524,429
                                              ------------
                                                 3,057,640
                                              ------------
            FINANCIAL -- INVESTMENT BANKER/BROKER -- 0.1%
     9,600  Lehman Brothers Holding,
            Inc. ...........................       423,000
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 0.5%
    28,300  Merrill Lynch & Co., Inc. ......     1,889,025
    32,475  Schwab (Charles) Corp. .........     1,824,689
                                              ------------
                                                 3,713,714
                                              ------------

                                   Continued

                    THE KENT        INDEX EQUITY FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- MISCELLANEOUS SERVICES -- 0.9%
    36,600  American Express Co. ...........  $  3,742,350
    46,816  Morgan Stanley, Dean Witter &
            Co..............................     3,323,936
                                              ------------
                                                 7,066,286
                                              ------------
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 1.3%
     9,000  Countrywide Credit
            Industries, Inc. ...............       451,688
    84,300  Fannie Mae......................     6,238,200
    55,100  Freddie Mac.....................     3,550,506
                                              ------------
                                                10,240,394
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 0.1%
     4,700  Golden West Financial Corp. ....       430,931
                                              ------------
            FINANCIAL SERVICES -- DIVERSIFIED -- 1.1%
   183,944  Citigroup, Inc. ................     9,105,228
                                              ------------
            FOOD -- CANNED -- 0.5%
    36,500  Campbell Soup Co. ..............     2,007,500
    29,400  H.J. Heinz Co. .................     1,664,775
                                              ------------
                                                 3,672,275
                                              ------------
            FOOD -- CONFECTIONERY -- 0.2%
    11,600  Hershey Foods Corp. ............       721,375
     9,400  Wm. Wrigley Jr. Co. ............       841,888
                                              ------------
                                                 1,563,263
                                              ------------
            FOOD -- DIVERSIFIED -- 1.0%
    23,400  Bestfoods.......................     1,246,050
    39,650  ConAgra, Inc. ..................     1,248,975
    12,600  General Mills, Inc. ............       979,650
    33,100  Kellogg Co. ....................     1,129,538
    11,100  Quaker Oats Co. ................       660,450
    25,340  Ralston Purina Group............       820,383
    76,000  Sara Lee Corp. .................     2,142,249
                                              ------------
                                                 8,227,295
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.1%
    48,666  Archer-Daniels-Midland Co. .....       836,447
                                              ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
     9,800  Supervalu, Inc. ................       274,400
    27,400  Sysco Corp. ....................       751,788
                                              ------------
                                                 1,026,188
                                              ------------
            FOOD PRODUCTS -- 0.3%
    39,300  Safeway, Inc.*..................     2,394,844
                                              ------------
            FUNERAL SERVICES -- 0.1%
    20,900  Service Corp. International.....       795,506
                                              ------------
            GAS & ELECTRIC UTILITY -- 0.2%
    31,000  PG & E Corp. ...................       976,500
    18,900  Public Service Enterprise
            Group, Inc. ....................       756,000
                                              ------------
                                                 1,732,500
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            GLASS PRODUCTS -- 0.1%
    18,800  Corning, Inc. ..................  $    846,000
                                              ------------
            HEALTH CARE -- 0.0%
     8,800  HCR Manor Care, Inc.*...........       258,500
                                              ------------
            HOTELS & LODGING -- 0.1%
    21,000  Hilton Hotels Corp. ............       401,625
    20,300  Marriott International, Inc.,
            Class A.........................       588,700
                                              ------------
                                                   990,325
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.1%
    10,300  Honeywell, Inc. ................       775,719
                                              ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.1%
     3,700  EG&G, Inc. .....................       102,906
     3,600  Millipore Corp. ................       102,375
     4,000  Perkin-Elmer Corp. .............       390,250
                                              ------------
                                                   595,531
                                              ------------
            INSURANCE -- 0.3%
    13,600  Cincinnati Financial Corp. .....       498,100
     9,300  Loews Corp. ....................       913,725
     5,900  Progressive Corp. ..............       999,313
                                              ------------
                                                 2,411,138
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.1%
    13,700  Aon Corp. ......................       758,638
                                              ------------
            INSURANCE -- BROKERS -- 0.1%
    20,750  Marsh & McLennan Cos., Inc. ....     1,212,578
                                              ------------
            INSURANCE -- LIFE -- 0.7%
    20,598  American General Corp. .........     1,606,644
    25,364  Conseco, Inc. ..................       775,187
     8,625  Jefferson-Pilot Corp. ..........       646,875
    11,550  Providian Financial Corp. ......       866,250
    11,400  Torchmark Corp. ................       402,563
     5,082  TransAmerica Corp. .............       586,971
    11,200  UNUM Corp. .....................       653,800
                                              ------------
                                                 5,538,290
                                              ------------
            INSURANCE -- MULTI-LINE -- 0.5%
    11,770  Aetna, Inc. ....................       925,416
    16,700  CIGNA Corp. ....................     1,291,119
    19,000  Hartford Financial Services
            Group, Inc. ....................     1,042,625
     8,100  MBIA, Inc. .....................       531,056
     9,200  MGIC Investment Corp. ..........       366,275
                                              ------------
                                                 4,156,491
                                              ------------

                                   Continued

                   THE KENT         INDEX EQUITY FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            INSURANCE -- PROPERTY & CASUALTY -- 1.7%
    67,298  Allstate Corp. .................  $  2,599,385
    85,380  American International Group,
            Inc. ...........................     8,249,842
    13,500  Chubb Corp. ....................       875,813
     8,200  Lincoln National Corp. .........       670,863
    11,500  Safeco Corp. ...................       493,781
    19,234  St. Paul Cos., Inc. ............       668,382
                                              ------------
                                                13,558,066
                                              ------------
            LEISURE & RECREATION PRODUCTS -- 0.0%
     8,100  Brunswick Corp. ................       200,475
                                              ------------
            LEISURE & RECREATION/GAMING -- 0.0%
     8,200  Harrah's Entertainment, Inc.*...       128,638
    14,600  Mirage Resorts, Inc.*...........       218,087
                                              ------------
                                                   346,725
                                              ------------
            MACHINERY & EQUIPMENT -- 0.0%
     3,200  Milacron, Inc. .................        61,600
                                              ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.2%
    29,600  Caterpillar, Inc. ..............     1,361,600
    13,450  Ingersoll-Rand Co. .............       631,309
                                              ------------
                                                 1,992,909
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.3%
    35,800  Emerson Electric Co. ...........     2,165,900
     7,900  W.W. Grainger, Inc. ............       328,838
                                              ------------
                                                 2,494,738
                                              ------------
            MACHINERY -- FARM -- 0.1%
     2,000  Briggs & Stratton Corp. ........        99,750
     6,000  Case Corp. .....................       130,875
    19,900  Deere & Co. ....................       659,188
                                              ------------
                                                   889,813
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.3%
     2,300  Aeroquip-Vickers, Inc. .........        68,856
     8,400  Cooper Industries, Inc. ........       400,575
    18,100  Dover Corp. ....................       662,913
     3,922  Harnischfeger Industries,
            Inc. ...........................        39,955
    20,300  Illinois Tool Works, Inc. ......     1,177,400
     9,025  Parker Hannifin Corp. ..........       295,569
                                              ------------
                                                 2,645,268
                                              ------------
            MACHINERY -- MATERIAL HANDLING -- 0.0%
       700  Nacco Industries, Inc. .........        64,400
                                              ------------
            MACHINERY -- THERMAL PROCESSOR -- 0.0%
    13,500  Thermo Electron Corp.*..........       228,656
                                              ------------
            MEDIA CONGLOMERATES -- 1.6%
    97,320  Time Warner, Inc. ..............     6,039,923
    28,200  Viacom, Inc., Class B*..........     2,086,800
   166,500  Walt Disney Co. ................     4,995,000
                                              ------------
                                                13,121,723
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.3%
    20,600  Amgen, Inc.*....................  $  2,153,988
                                              ------------
            MEDICAL -- DRUGS -- 8.8%
   122,900  Abbott Laboratories.............     6,022,100
     7,000  ALZA Corp.*.....................       365,750
   106,900  American Home Products Corp. ...     6,019,806
    79,700  Bristol-Myers Squibb Co. .......    10,664,856
    89,500  Eli Lilly & Co. ................     7,954,313
    96,400  Merck & Co., Inc. ..............    14,237,075
   105,100  Pfizer, Inc. ...................    13,183,481
    41,330  Pharmacia & Upjohn, Inc. .......     2,340,311
   119,400  Schering-Plough Corp. ..........     6,596,850
    66,700  Warner-Lambert Co. .............     5,015,006
                                              ------------
                                                72,399,548
                                              ------------
            MEDICAL -- HEALTH MEDICAL ORGANIZATION -- 0.1%
    13,600  Humana, Inc.*...................       242,250
    15,900  United Healthcare Corp. ........       684,694
                                              ------------
                                                   926,944
                                              ------------
            MEDICAL -- HOSPITAL -- 0.2%
    52,449  Columbia HCA Healthcare Corp. ..     1,298,113
    25,100  Tenet Healthcare Corp.*.........       658,875
                                              ------------
                                                 1,956,988
                                              ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 0.1%
    34,300  HEALTHSOUTH Corp.*..............       529,506
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.2%
    16,200  Cardinal Health, Inc. ..........     1,229,175
                                              ------------
            MEDICAL INSTRUMENTS -- 0.4%
     9,100  Biomet, Inc. ...................       366,275
    38,100  Medtronic, Inc. ................     2,828,925
     6,800  St. Jude Medical, Inc.*.........       188,275
                                              ------------
                                                 3,383,475
                                              ------------
            MEDICAL PRODUCTS -- 0.7%
     5,300  Allergan, Inc. .................       343,175
    23,200  Baxter International, Inc. .....     1,492,049
    31,800  Boston Scientific Corp.*........       852,638
    12,300  Guidant Corp. ..................     1,356,075
    37,800  HBO & Co. ......................     1,084,388
     5,900  Mallinckrodt, Inc. .............       181,794
                                              ------------
                                                 5,310,119
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 1.3%
     4,500  Bausch & Lomb, Inc. ............       270,000
    20,100  Becton, Dickinson & Co. ........       858,019
     4,600  C.R. Bard, Inc. ................       227,700
   109,300  Johnson & Johnson...............     9,167,537
                                              ------------
                                                10,523,256
                                              ------------

                                   Continued

                       THE KENT     INDEX EQUITY FUND
                       FUNDS        SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            METAL -- GOLD -- 0.2%
    30,300  Barrick Gold Corp. .............  $    590,850
    18,700  Battle Mountian Gold Co. .......        77,138
    17,200  Homestake Mining Co. ...........       158,025
    13,315  Newmont Mining Corp. ...........       240,502
    20,300  Placer Dome, Inc. ..............       233,450
                                              ------------
                                                 1,299,965
                                              ------------
            METAL -- MISCELLANEOUS -- 0.0%
     7,600  Cyprus Amax Minerals Co. .......        76,000
    13,500  Inco, Ltd. .....................       142,594
                                              ------------
                                                   218,594
                                              ------------
            METAL -- NON-FERROUS -- 0.3%
    18,450  Alcan Aluminum, Ltd. ...........       499,303
    15,200  Aluminum Co. of America.........     1,133,350
     3,200  Asarco, Inc. ...................        48,200
    14,600  Freeport-McMoran Copper & Gold,
            Inc., Class B...................       152,388
     4,800  Phelps Dodge Corp. .............       244,200
     5,900  Reynolds Metals Co. ............       310,856
                                              ------------
                                                 2,388,297
                                              ------------
            METAL -- PROCESSING & FABRICATION -- 0.0%
     5,100  Timken Co. .....................        96,263
     7,825  Worthington Industries, Inc. ...        97,812
                                              ------------
                                                   194,075
                                              ------------
            MOVIE/TELEVISION PRODUCTION &
            DISTRIBUTION -- 0.0%
     5,900  King World Productions, Inc.*...       173,681
                                              ------------
            OFFICE AUTOMATION & EQUIPMENT -- 0.6%
    11,044  IKON Office Solutions, Inc. ....        94,564
    22,300  Pitney Bowes, Inc. .............     1,473,194
    26,667  Xerox Corp. ....................     3,146,706
                                              ------------
                                                 4,714,464
                                              ------------
            OFFICE SUPPLIES & FORMS -- 0.1%
     9,500  Avery Dennison Corp. ...........       428,093
     6,600  Deluxe Corp. ...................       241,313
     7,200  Moore Corp., Ltd. ..............        79,200
                                              ------------
                                                   748,606
                                              ------------
            OIL & GAS -- 0.1%
     9,800  Anadarko Petroleum Corp. .......       302,575
     8,000  Apache Corp. ...................       202,500
                                              ------------
                                                   505,075
                                              ------------
            OIL & GAS -- DRILLING -- 0.3%
     6,900  Rowan Cos., Inc.*...............        69,000
    44,200  Schlumberger, Ltd. .............     2,038,725
                                              ------------
                                                 2,107,725
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            OIL -- FIELD SERVICES -- 0.1%
    35,700  Halliburton Co. ................  $  1,057,613
                                              ------------
            OIL -- INTERNATIONAL INTEGRATED -- 4.3%
    53,200  Chevron Corp. ..................     4,412,275
   196,900  Exxon Corp. ....................    14,398,312
    63,500  Mobil Corp. ....................     5,532,437
   174,300  Royal Dutch Petroleum Co., ADR..     8,344,612
    43,500  Texaco, Inc. ...................     2,300,063
                                              ------------
                                                34,987,699
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.5%
    17,300  Coastal Corp. ..................       604,419
     6,750  Columbia Gas System, Inc. ......       389,813
    26,800  Enron Corp. ....................     1,529,274
     8,900  Sonat, Inc. ....................       240,856
    34,500  Williams Co. ...................     1,075,969
                                              ------------
                                                 3,840,331
                                              ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 0.1%
    14,465  Burlington Resources, Inc. .....       518,028
     4,100  Helmerich & Payne, Inc. ........        79,438
    20,423  Union Pacific Resources Group,
            Inc. ...........................       185,083
                                              ------------
                                                   782,549
                                              ------------
            OIL -- U.S. INTEGRATED -- 0.8%
     7,400  Amerada Hess Corp. .............       368,150
    27,500  Amoco Corp. ....................     1,622,500
    26,100  Atlantic Richfield Co. .........     1,703,024
     3,900  Kerr-Mcgee Corp. ...............       149,175
    28,700  Occidental Petroleum Corp. .....       484,313
    21,000  Phillips Petroleum Co. .........       895,125
    19,600  Unocal Corp. ...................       572,075
    23,900  USX-Marathon Group..............       719,988
                                              ------------
                                                 6,514,350
                                              ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.1%
    25,780  Baker Hughes, Inc. .............       455,984
     4,800  McDermott International,
            Inc. ...........................       118,500
                                              ------------
                                                   574,484
                                              ------------
            OIL REFINING -- 0.1%
     6,200  Ashland, Inc. ..................       299,925
     7,574  Sunoco, Inc. ...................       273,137
                                              ------------
                                                   573,062
                                              ------------
            PAINTS & RELATED PRODUCTS -- 0.1%
    14,100  Sherwin-Williams Co. ...........       414,188
                                              ------------

                                   Continued

                     THE KENT       INDEX EQUITY FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            PAPER & RELATED PRODUCTS -- 0.5%
     4,608  Boise Cascade Corp. ............  $    142,848
     7,800  Champion International Co. .....       315,900
    17,900  Fort James Corp. ...............       716,000
     7,600  Georgia Pacific Corp. ..........       445,075
    24,924  International Paper Co. ........     1,116,907
     8,400  Mead Corp. .....................       246,225
     2,400  Potlatch Corp. .................        88,500
     4,500  Temple-Inland, Inc. ............       266,906
     5,600  Union Camp Corp. ...............       378,000
     8,250  Westvaco Corp. .................       221,203
     9,100  Williamette Industries, Inc. ...       304,850
                                              ------------
                                                 4,242,414
                                              ------------
            PHOTOGRAPHY -- 0.2%
    26,200  Eastman Kodak Co. ..............     1,886,400
     3,589  Polaroid Corp. .................        67,069
                                              ------------
                                                 1,953,469
                                              ------------
            POLLUTION CONTROL -- 0.4%
    14,100  Browning-Ferris Industries,
            Inc. ...........................       400,969
    26,800  Laidlaw, Inc. ..................       269,675
    10,099  Pall Corp. .....................       255,631
    46,442  Waste Management, Inc. .........     2,165,358
                                              ------------
                                                 3,091,633
                                              ------------
            PRINTING & PUBLISHING -- 0.1%
    13,865  Dun & Bradstreet Corp. .........       437,614
                                              ------------
            PRINTING -- COMMERCIAL -- 0.1%
    11,300  R.R. Donnelley & Sons Co. ......       495,081
                                              ------------
            PROTECTION -- SAFETY -- 0.5%
    52,343  Tyco International Ltd. ........     3,948,625
                                              ------------
            PUBLISHING -- BOOKS -- 0.1%
     8,100  McGraw-Hill Cos., Inc. .........       825,188
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.5%
     7,600  Dow Jones & Co. ................       365,750
    23,100  Gannett, Inc. ..................     1,489,950
     6,400  Knight-Ridder, Inc. ............       327,200
    15,400  New York Times Co., Class A.....       534,188
     7,000  Times Mirror Co., Class A.......       392,000
     9,900  Tribune Co. ....................       653,400
                                              ------------
                                                 3,762,488
                                              ------------
            PUBLISHING -- PERIODICALS -- 0.0%
     4,300  Meredith Corp. .................       162,863
                                              ------------
            RESTAURANTS -- 0.6%
    11,300  Darden Restaurants, Inc. .......       203,400
    54,800  McDonald's Corp. ...............     4,199,050
    12,410  Tricon Global Restaurants,
            Inc.*...........................       622,051
    10,300  Wendy's International, Inc. ....       224,669
                                              ------------
                                                 5,249,170
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            RETAIL -- 0.3%
     8,900  Consolidated Stores*............  $    179,669
    15,050  Dollar General, Corp. ..........       355,556
    12,500  Fred Meyer, Inc.*...............       753,125
    12,800  Kohl's Corp.*...................       786,400
                                              ------------
                                                 2,074,750
                                              ------------
            RETAIL -- APPAREL/SHOES -- 0.5%
    46,925  Gap, Inc. ......................     2,639,531
    18,478  Limited, Inc. ..................       538,172
    12,100  Nordstrom, Inc. ................       419,719
    25,800  TJX Companies, Inc. ............       748,200
                                              ------------
                                                 4,345,622
                                              ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.0%
     8,100  Circuit City Stores, Inc. ......       404,494
                                              ------------
            RETAIL -- DISCOUNT -- 2.3%
    17,550  Costco Cos., Inc.*..............     1,266,891
    35,700  Dayton-Hudson Corp. ............     1,936,724
    40,000  Kmart Corp.*....................       612,500
    21,250  Toys 'R' Us, Inc.*..............       358,594
   181,700  Wal-Mart Stores, Inc. ..........    14,797,193
                                              ------------
                                                18,971,902
                                              ------------
            RETAIL -- DRUG STORE -- 0.7%
    31,600  CVS Corp. ......................     1,738,000
     3,200  Longs Drug Stores Corp. ........       120,000
    21,000  Rite Aid Corp. .................     1,040,813
    40,400  Walgreen Co. ...................     2,365,925
                                              ------------
                                                 5,264,738
                                              ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.5%
     5,716  Harcourt General, Inc. .........       304,020
    20,600  J.C. Penney, Inc. ..............       965,625
    18,800  May Department Stores Co. ......     1,135,050
    31,875  Sears, Roebuck & Co. ...........     1,354,687
                                              ------------
                                                 3,759,382
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.1%
     9,000  Dillards Department Stores,
            Inc. ...........................       255,375
    17,100  Federated Department
            Stores, Inc.*...................       744,919
                                              ------------
                                                 1,000,294
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.5%
    20,000  Albertson's, Inc. ..............     1,273,749
    22,300  American Stores Co. ............       823,706
     3,100  Great Atlantic & Pacific Tea
            Co., Inc. ......................        91,838
    20,800  Kroger Co.*.....................     1,258,400
    12,100  Winn-Dixie Stores, Inc. ........       542,988
                                              ------------
                                                 3,990,681
                                              ------------

                                   Continued

                       THE KENT     INDEX EQUITY FUND
                       FUNDS        SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.1%
    12,400  Auto Zone, Inc.*................  $    408,425
     5,200  Pep Boys-Manny, Moe & Jack......        81,575
                                              ------------
                                                   490,000
                                              ------------
            RETAIL/WHOLESALE -- COMPUTERS -- 0.0%
     8,128  Tandy Corp. ....................       334,772
                                              ------------
            RUBBER -- TIRES -- 0.1%
     6,300  Cooper Tire & Rubber Co. .......       128,756
    12,800  Goodyear Tire & Rubber Co. .....       645,600
                                              ------------
                                                   774,356
                                              ------------
            SHOES & RELATED APPAREL -- 0.1%
    23,400  Nike, Inc., Class B.............       949,163
     4,600  Reebok International Ltd.*......        68,425
                                              ------------
                                                 1,017,588
                                              ------------
            SOAP & CLEANING PREPARATIONS -- 1.6%
     8,400  Clorox, Inc. ...................       981,225
    24,000  Colgate-Palmolive Co. ..........     2,229,000
   106,400  Procter & Gamble Co. ...........     9,715,650
                                              ------------
                                                12,925,875
                                              ------------
            STEEL -- PRODUCERS -- 0.1%
    10,500  Bethlehem Steel Corp.*..........        87,938
     7,200  Nucor Corp. ....................       311,400
     7,140  USX-U.S. Steel Group............       164,220
                                              ------------
                                                   563,558
                                              ------------
            TECHNOLOGY -- 0.1%
    16,800  BMC Software, Inc.*.............       748,650
    18,700  Peoplesoft, Inc.*...............       354,131
                                              ------------
                                                 1,102,781
                                              ------------
            TECHNOLOGY -- SOFTWARE -- 0.0%
     3,800  AutoDesk, Inc. .................       162,213
                                              ------------
            TELECOMMUNICATIONS -- 0.1%
    34,000  Sprint Corp., PCS*..............       786,250
                                              ------------
            TELECOMMUNICATIONS -- CELLULAR -- 0.4%
    46,600  Airtouch Communications,
            Inc.*...........................     3,361,025
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 2.5%
     6,955  Andrew Corp.*...................       114,758
    16,400  Ascend Communications, Inc.*....     1,078,300
    12,300  General Instrument Corp.*.......       417,431
     6,500  Harris Corp. ...................       238,063
   105,446  Lucent Technologies, Inc. ......    11,599,059
    48,600  Motorola, Inc. .................     2,967,637
    53,000  Northern Telecom Ltd. ..........     2,656,625
     6,400  Scientific-Atlanta, Inc. .......       146,000
    15,700  Tellabs, Inc.*..................     1,076,431
                                              ------------
                                                20,294,304
                                              ------------

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            TEXTILE -- APPAREL -- 0.1%
     5,900  Fruit of the Loom, Inc.*........  $     81,494
     5,400  Liz Claiborne, Inc. ............       170,438
     2,900  Russell Corp. ..................        58,906
     9,900  VF Corp. .......................       464,062
                                              ------------
                                                   774,900
                                              ------------
            TEXTILE -- HOME FURNISHINGS -- 0.0%
     1,500  Springs Industries, Inc. .......        62,156
                                              ------------
            TOBACCO -- 1.4%
    14,000  Fortune Brands, Inc. ...........       442,750
   195,200  Philip Morris Cos., Inc. .......    10,443,200
    15,100  U.S.T., Inc. ...................       526,613
                                              ------------
                                                11,412,563
                                              ------------
            TOOLS -- HAND HELD -- 0.1%
     7,600  Black & Decker Corp. ...........       426,075
     4,850  Snap-On, Inc. ..................       168,841
     7,200  The Stanley Works...............       199,800
                                              ------------
                                                   794,716
                                              ------------
            TOYS/GAME/HOBBY -- 0.1%
    10,700  Hasbro, Inc. ...................       386,538
    23,747  Mattel, Inc. ...................       541,728
                                              ------------
                                                   928,266
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.1%
    11,960  FDX Corp.*......................     1,064,440
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.3%
    14,800  AMR Corp.*......................       878,750
    12,400  Delta Air Lines, Inc. ..........       644,800
    27,325  Southwest Airlines Co. .........       613,105
     7,600  US Airways Group, Inc.*.........       395,200
                                              ------------
                                                 2,531,855
                                              ------------
            TRANSPORTATION -- EQUIPMENT & LEASING -- 0.0%
     6,000  Ryder Systems, Inc. ............       156,000
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.5%
    38,400  Burlington Northern Santa Fe
            Corp. ..........................     1,296,000
    17,808  CSX Corp. ......................       739,032
    30,800  Norfolk Southern Corp. .........       975,975
    20,100  Union Pacific Corp. ............       905,756
                                              ------------
                                                 3,916,763
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 2.2%
    11,200  Ameren Corp. ...................       478,100
    15,500  American Electric Power Co. ....       729,469
    12,100  Baltimore Gas & Electric Co. ...       373,588
    12,300  Carolina Power & Light Co. .....       578,869
    17,300  Central & South West Corp. .....       474,669
    12,835  CINergy Corp. ..................       441,203
    19,000  Consolidated Edison, Inc. ......     1,004,624
    11,800  Detroit Edison Co. .............       505,925

                                   Continued

                      THE KENT      INDEX EQUITY FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC POWER (CONTINUED)
    15,950  Dominion Resources, Inc. .......  $    745,663
    29,306  Duke Power Co.*.................     1,877,415
    28,700  Edison International............       800,012
    20,000  Entergy Corp. ..................       622,500
    19,300  First Energy Corp. .............       628,456
    14,700  Florida Power & Light, Inc. ....       905,887
    10,400  General Public Utilities
            Corp. ..........................       459,550
    24,044  Houston Industries, Inc. .......       772,414
     9,000  New Century Energies, Inc. .....       438,750
    15,200  Niagara Mohawk Power Corp.*.....       245,100
    12,300  Northern States Power Co. ......       341,325
    24,200  PacifiCorp......................       509,713
    18,100  Peco Energy Corp. ..............       753,413
    12,300  PP&L Resources, Inc. ...........       342,863
    56,700  Southern Co. ...................     1,647,843
    22,670  Texas Utilities Co. ............     1,058,405
    17,600  Unicom Corp. ...................       678,700
                                              ------------
                                                17,414,456
                                              ------------
            UTILITIES -- GAS DISTRIBUTION -- 0.2%
     7,800  Consolidated Natural Gas Co. ...       421,200
     1,700  Eastern Enterprises.............        74,375
     3,900  Nicor, Inc. ....................       164,775
     2,600  ONEOK, Inc. ....................        93,925
     2,900  People's Energy Corp. ..........       115,638
    19,525  Sempra Energy...................       495,446
                                              ------------
                                                 1,365,359
                                              ------------
            UTILITIES -- TELEPHONE -- 7.7%
    22,300  Alltel Corp. ...................     1,333,819
    89,600  Ameritech Corp. ................     5,678,400
   146,756  AT&T Corp. .....................    11,043,388
   126,240  Bell Atlantic Corp. ............     6,690,720
   158,400  BellSouth Corp. ................     7,900,200
    13,900  Frontier Corp. .................       472,600
    78,300  GTE Corp. ......................     5,089,500
   144,299  MCI Worldcom, Inc.*.............    10,353,453
    23,200  Nextel Communications, Inc. --
            Class A*........................       548,100

                        SECURITY                 MARKET
  SHARES              DESCRIPTION                VALUE
  ------              -----------                ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- TELEPHONE (CONTINUED)
   156,818  SBC Communications, Inc. .......  $  8,409,365
    35,000  Sprint Corp. ...................     2,944,375
    40,760  US West, Inc. ..................     2,634,115
                                              ------------
                                                63,098,035
                                              ------------
            TOTAL COMMON STOCKS.............   798,574,754
                                              ------------
            (Cost $447,287,779)
TOTAL INVESTMENTS -- 99.6%..................   806,272,545
(Cost $454,985,570)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%.......................     3,078,807
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $809,351,352
                                              ============

---------------

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $366,424,228
       Unrealized depreciation...............   (16,800,065)
                                               ------------
       Net unrealized appreciation...........  $349,624,163
                                               ============

(b) Security has been deposited as initial margin on open future contracts.

* Non-income producing security.

ADR -- American Depositary Receipt

At December 31, 1998, the Fund's open future contracts were as follows:

  # OF          OPENING           FACE        MARKET
CONTRACTS    CONTRACT TYPE       AMOUNT       VALUE
---------  -----------------   ----------   ----------
   30      Standard & Poor's   $9,066,650   $9,341,249
             500, 3/18/99

                       See Notes to Financial Statements.

                      THE KENT      SHORT TERM BOND FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
COMMERCIAL PAPER -- 3.3%
             ENERGY -- 3.3%
$ 4,857,000  Duke Energy, 5.25%, 1/4/99.....  $  4,854,875
                                              ------------
             TOTAL COMMERCIAL PAPER.........     4,854,875
                                              ------------
             (Cost $4,854,875)
CORPORATE NOTES & BONDS -- 61.0%
             AEROSPACE -- 4.2%
  6,000,000  Boeing Capital Corp., 6.83%,
             5/21/01........................     6,172,500
                                              ------------
             BANKING -- 7.0%
  5,000,000  ABN Amro Bank, 6.63%,
             10/31/01.......................     5,109,350
  5,000,000  Bankers Trust Corp., 5.85%,
             5/11/00........................     5,031,250
                                              ------------
                                                10,140,600
                                              ------------
             BROKERS -- 6.8%
  6,000,000  Morgan Stanley Group, Inc.,
             6.50%, 3/30/01.................     6,127,500
  3,750,000  Salomon, Inc., 6.50%, 3/1/00...     3,787,500
                                              ------------
                                                 9,915,000
                                              ------------
             COMPUTER HARDWARE MANUFACTURING -- 3.5%
  5,000,000  IBM Corp., 5.76%, 7/10/00......     5,037,500
                                              ------------
             FINANCE -- 26.7%
  5,000,000  Aristar, Inc., 6.00%, 8/1/01...     5,025,000
  4,000,000  Beneficial Corp., 6.28%,
             1/15/02........................     4,045,000
  5,000,000  Ford Motor Credit Corp., 7.50%,
             1/15/03........................     5,343,750
  3,000,000  General Motors Acceptance
             Corp., 6.80%, 5/22/01..........     3,086,250
  4,000,000  Household Netherlands BV,
             6.20%, 12/1/03.................     4,095,000
  5,000,000  MCN Investment Corp., 6.89%,
             1/16/02........................     5,168,750
  5,000,000  Merrill Lynch & Co., Inc.,
             6.64%, 9/19/02.................     5,156,250
  5,000,000  Norwest Financial, Inc., 7.88%,
             2/15/02........................     5,368,750
  1,500,000  Transamerica Financial Corp.,
             6.13%, 11/1/01.................     1,501,875
                                              ------------
                                                38,790,625
                                              ------------
             INDUSTRIAL GOODS & SERVICES -- 5.8%
  4,375,000  Enron Corp., 6.45%, 11/15/01...     4,478,906
  2,000,000  Monsanto Co., 5.38%,
             12/1/01 (b)....................     1,990,000
  2,000,000  SuperValu, Inc., 7.25%,
             7/15/99........................     2,017,500
                                              ------------
                                                 8,486,406
                                              ------------

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
             PHARMACEUTICALS -- 3.5%
$ 5,000,000  American Home Products Corp.,
             7.70%, 2/15/00.................  $  5,131,250
                                              ------------
             UTILITIES -- 3.5%
  5,000,000  Georgia Power Co., First
             Mortgage, 6.13%, 9/1/99........     5,031,250
                                              ------------
             TOTAL CORPORATE NOTES &
             BONDS..........................    88,705,131
                                              ------------
             (Cost $87,676,049)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.5%
             FANNIE MAE -- 3.5%
  5,000,000  6.03%, 7/2/99..................     5,027,150
                                              ------------
             FEDERAL HOME LOAN BANK -- 3.5%
  5,000,000  5.81%, 11/4/99.................     5,035,700
                                              ------------
             FREDDIE MAC -- 5.5%
  3,000,000  4.95%, 2/4/99..................     2,985,975
  5,000,000  5.75%, 7/15/03.................     5,138,000
                                              ------------
                                                 8,123,975
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    18,186,825
                                              ------------
             (Cost $18,214,923)
U.S. GOVERNMENT OBLIGATIONS -- 21.5%
             U.S. TREASURY NOTES -- 21.5%
  2,000,000  5.00%, 2/15/99.................     2,001,180
 20,000,000  7.50%, 10/31/99................    20,453,200
  2,250,000  6.00%, 8/15/00.................     2,297,273
  2,250,000  6.63%, 7/31/01.................     2,358,720
  3,900,000  6.25%, 1/31/02.................     4,074,330
                                              ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS....................    31,184,703
                                              ------------
             (Cost $30,909,269)
TOTAL INVESTMENTS -- 98.3%..................   142,931,534
(Cost $141,655,116) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.7%.......................     2,423,522
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $145,355,056
                                              ============

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $  1,608,301
       Unrealized depreciation...............      (331,883)
                                               ------------
       Net unrealized appreciation...........  $  1,276,418
                                               ------------
                                               ------------

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Board of Trustees.

                       See Notes to Financial Statements.

                       THE KENT     INTERMEDIATE BOND FUND
                       FUNDS        SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
COMMERCIAL PAPER -- 4.2%
              ENERGY -- 4.2%
$37,787,000   Duke Energy, 5.25%, 1/4/99.....  $ 37,770,468
                                               ------------
              TOTAL COMMERCIAL PAPER.........    37,770,468
                                               ------------
              (Cost $37,770,468)
CORPORATE NOTES & BONDS -- 28.9%
              BANKING -- 7.5%
  6,000,000   Bank of Montreal-Chicago,
              7.80%, 4/1/07..................     6,720,000
 10,000,000   Bankers Trust Corp., 5.85%,
              5/11/00........................    10,062,500
 10,000,000   Chase Manhattan Corp., 6.75%,
              9/15/06........................    10,525,000
  8,000,000   Chase Manhattan Corp.-New,
              6.50%, 1/15/09.................     8,370,000
  5,000,000   J.P. Morgan & Co., 7.63%,
              9/15/04........................     5,375,000
  5,000,000   MBNA American Bank NA, 7.25%,
              9/15/02........................     5,318,750
  5,000,000   MBNA Master Credit Card Trust,
              5.65%*, 1/15/99................     5,004,500
  5,000,000   NCNB Corp., 9.38%, 9/15/09.....     6,325,000
 10,000,000   Wachovia Corp., 6.38%,
              2/1/09.........................    10,550,000
                                               ------------
                                                 68,250,750
                                               ------------
              BROKERS -- 0.6%
  5,000,000   Salomon, Inc., 5.64%*,
              2/15/99........................     4,993,750
                                               ------------
              COMPUTER HARDWARE MANUFACTURING -- 0.6%
  5,000,000   IBM Corp., 5.76%, 7/10/00......     5,037,500
                                               ------------
              FINANCE -- 10.2%
  5,000,000   Associates Corp., N.A., 6.52%,
              10/11/02.......................     5,156,250
  5,500,000   Bear Stearns Co., 6.75%,
              4/15/03........................     5,644,375
  5,000,000   First Union Institutional
              Capital I, 8.04%, 12/1/26,
              Callable 12/1/06 @ 104.02......     5,312,500
 10,000,000   Ford Capital Guaranteed Notes,
              9.88%, 5/15/02.................    11,300,000
  8,400,000   Ford Motor Credit Corp., 9.03%,
              12/30/09, Callable 12/30/04 @
              100............................     9,912,000
  5,000,000   General Electric Capital Corp.,
              6.66%*, 5/1/00, Putable 5/1/00
              @ 100..........................     5,087,500
 10,000,000   General Motors Acceptance
              Corp., 5.35%, 12/7/01..........     9,937,500
  5,000,000   Household Finance Corp., 8.00%,
              8/1/04.........................     5,531,250
  8,000,000   Household Netherlands BV,
              6.20%, 12/1/03.................     8,190,000
  8,000,000   HSBC America Capital II, 8.38%,
              5/15/27, Callable 5/15/07 @
              104.19.........................     8,150,000
  7,000,000   Safeco, 6.88%, 7/15/07 (b).....     7,271,250
  5,000,000   Salomon Smith Barney, 7.13%,
              10/1/06........................     5,331,250

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
              FINANCE (CONTINUED)
$ 5,100,000   Travelers Group, Inc., 6.88%,
              12/15/03.......................  $  5,335,875
                                               ------------
                                                 92,159,750
                                               ------------
              INDUSTRIAL GOODS & SERVICES -- 5.7%
  5,500,000   Boston Scientific, 6.63%,
              3/15/05........................     5,190,625
 11,500,000   Champion International Corp.,
              7.70%, 12/15/99................    11,686,875
  7,500,000   Comdisco, Inc., 6.13%*,
              2/1/99.........................     7,640,625
  6,000,000   ConAgra, Inc., 6.70%, 8/1/27...     6,307,500
 10,000,000   General Motors, 6.25%,
              5/1/05.........................    10,275,000
 10,000,000   Tyco International Group,
              5.88%, 11/1/04 (b).............    10,012,500
                                               ------------
                                                 51,113,125
                                               ------------
              INSURANCE -- 1.2%
  5,000,000   American Annuity Group, 6.88%,
              6/1/08.........................     5,050,000
  5,000,000   St. Paul Companies, Inc.,
              7.19%, 8/2/07..................     5,475,000
                                               ------------
                                                 10,525,000
                                               ------------
              TELECOMMUNICATIONS -- 1.7%
  6,000,000   Bell Canada, 7.75%, 4/1/06.....     6,630,000
  8,000,000   Sprint Cap Corp., 6.88%,
              11/15/28.......................     8,360,000
                                               ------------
                                                 14,990,000
                                               ------------
              TRANSPORTATION -- RAILROAD -- 0.8%
  7,000,000   Union Pacific Co., 6.34%,
              11/25/03.......................     7,070,000
                                               ------------
              UTILITIES -- 0.6%
  5,000,000   Western Resources, Inc., 6.88%,
              8/1/04.........................     5,268,750
                                               ------------
              TOTAL CORPORATE NOTES &
              BONDS..........................   259,408,625
                                               ------------
              (Cost $251,831,173)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.0%
              FANNIE MAE -- 4.5%
  7,950,000   7.35%, 3/28/05.................     8,817,902
 10,000,000   5.75%, 6/15/05.................    10,369,600
  9,100,000   6.00%, 11/15/22................     9,180,808
 12,000,000   6.25%, 11/18/23................    12,167,760
                                               ------------
                                                 40,536,070
                                               ------------
              FEDERAL FARM CREDIT BANK -- 1.2%
 10,000,000   6.30%, 9/23/04.................    10,552,300
                                               ------------
              FEDERAL HOME LOAN BANK -- 0.6%
  5,000,000   6.49%, 1/8/04..................     5,288,050
                                               ------------
              FREDDIE MAC -- 6.1%
 39,000,000   5.75%, 7/15/03.................    40,076,400
 10,410,000   8.12%, 1/31/05.................    11,931,942
  3,000,000   7.22%, 6/14/06.................     3,358,200
                                               ------------
                                                 55,366,542
                                               ------------

                                   Continued

                      THE KENT      INTERMEDIATE BOND FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (CONTINUED)
              TENNESSEE VALLEY AUTHORITY -- 0.6%
$ 5,000,000   6.25%, 12/15/17................  $  5,287,500
                                               ------------
              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS....................   117,030,462
                                               ------------
              (Cost $113,663,258)
U.S. GOVERNMENT OBLIGATIONS -- 51.4%
              U.S. TREASURY BONDS -- 3.8%
 28,275,000   9.13%, 5/15/09.................    33,916,145
                                               ------------
              U.S. TREASURY NOTES -- 47.6%
 31,500,000   6.38%, 5/15/99.................    31,698,765
 39,500,000   7.75%, 1/31/00.................    40,761,235
 23,050,000   6.88%, 3/31/00.................    23,656,907
 33,500,000   6.25%, 8/31/00.................    34,345,540
 56,000,000   6.50%, 5/31/01.................    58,365,999
 13,300,000   6.25%, 10/31/01................    13,866,048
 77,000,000   7.50%, 11/15/01................    82,853,539
  2,650,000   6.25%, 2/28/02.................     2,771,185
  3,200,000   6.63%, 4/30/02.................     3,388,064
  2,000,000   6.25%, 2/15/03.................     2,113,340
 35,900,000   5.50%, 2/28/03.................    36,960,486
  7,000,000   5.75%, 4/30/03.................     7,282,170
  2,900,000   5.50%, 5/31/03.................     2,992,829
  4,600,000   5.75%, 8/15/03.................     4,802,860
 14,850,000   7.50%, 2/15/05.................    17,001,468
  2,100,000   6.88%, 5/15/06.................     2,378,586
  7,800,000   7.00%, 7/15/06.................     8,900,346
  2,300,000   6.50%, 10/15/06................     2,557,508

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
U.S. GOVERNMENT OBLIGATIONS (CONTINUED)
              U.S. TREASURY NOTES (CONTINUED)
$ 1,420,000   6.25%, 2/15//07................  $  1,561,049
 26,000,000   6.63%, 5/15/07.................    29,294,460
 18,135,000   6.13%, 8/15/07.................    19,841,504
                                               ------------
                                                427,393,888
                                               ------------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS....................   461,310,033
                                               ------------
              (Cost $453,745,914)
YANKEE CERTIFICATES OF DEPOSIT -- 1.2%
 10,000,000   Potash Corp. Saskatchewan,
              7.13%, 6/15/07.................    10,437,500
                                               ------------
              TOTAL YANKEE CERTIFICATES OF
              DEPOSIT........................    10,437,500
                                               ------------
              (Cost $10,026,500)
TOTAL INVESTMENTS -- 98.7%...................   885,957,088
(Cost $867,037,313) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.3%........................    11,935,787
                                               ------------
TOTAL NET ASSETS -- 100%.....................  $897,892,875
                                               ============

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation................  $20,659,028
       Unrealized depreciation................   (1,739,253)
                                                -----------
       Net unrealized appreciation............  $18,919,775
                                                ===========

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Board of Trustees.

 * Variable rate security. Rate presented represents rate in effect at December 31, 1998. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                     THE KENT       INCOME FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
COMMERCIAL PAPER -- 3.0%
              ENERGY -- 3.0%
$ 7,230,000   Duke Energy, 5.25%, 1/4/99.....  $  7,226,837
                                               ------------
              TOTAL COMMERCIAL PAPER.........     7,226,837
                                               ------------
              (Cost $7,226,837)
CORPORATE NOTES & BONDS -- 53.4%
              BANKING -- 16.7%
  2,700,000   Bank of Montreal-Chicago,
              7.80%, 4/1/07..................     3,024,000
  2,000,000   Bank of New York, 8.50%,
              12/15/04.......................     2,322,500
  2,000,000   BankAmerica Corp., 7.20%,
              4/15/06........................     2,172,500
  2,000,000   Chase Manhattan Corp., 7.13%,
              3/1/05.........................     2,132,500
  4,000,000   First Union Corp., 9.45%,
              8/15/01........................     4,430,000
  2,000,000   Fleet/Norstar Group, 8.63%,
              1/15/07........................     2,370,000
  2,000,000   Midland Bank PLC, 7.63%,
              6/15/06........................     2,212,500
  3,000,000   National City Bank of
              Cleveland, 7.25%, 7/15/10......     3,412,500
  5,000,000   NCNB Corp., 10.20%, 7/15/15....     6,793,749
  5,000,000   PNC Bank N.A., 7.88%, 4/15/05..     5,556,250
  2,000,000   Republic New York Corp., 7.00%,
              3/22/11........................     2,082,500
  2,000,000   South Trust Bank NA, 6.57%,
              12/15/27.......................     2,015,000
  2,000,000   Swiss Bank Corp.-New York,
              7.38%, 7/15/15.................     2,137,500
                                               ------------
                                                 40,661,499
                                               ------------
              BROADCASTING/CABLE -- 1.6%
  3,000,000   Time Warner, Inc., 9.13%,
              1/15/13........................     3,795,000
                                               ------------
              BROKERS -- 0.9%
  2,000,000   Salomon, Inc., 6.75%,
              2/15/03........................     2,067,500
                                               ------------
              FINANCE -- 10.8%
  5,000,000   Associates Corp. NA, 6.25%,
              11/1/08........................     5,193,750
  3,500,000   British Gas Finance, 6.63%,
              6/1/18.........................     3,486,875
  2,000,000   Discover Credit, 9.26%,
              3/20/12........................     2,610,000
  2,000,000   Ford Motor Credit Corp., 9.03%,
              12/30/09, Callable 12/30/04 @
              100............................     2,360,000
  3,500,000   Great Western Financial Trust
              II, 8.21%, 2/1/27, Callable
              2/1/07 @ 104.10................     3,745,000
  2,000,000   HSBC America Capital II, 8.38%,
              5/15/27, Callable 5/15/07 @
              104.19.........................     2,037,500

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
              FINANCE (CONTINUED)
$ 2,000,000   Lehman Brothers Holdings, Inc.,
              8.75%, 3/15/05.................  $  2,215,000
  4,000,000   St. Paul Cos., Inc., 7.25%,
              8/9/07.........................     4,400,000
                                               ------------
                                                 26,048,125
                                               ------------
              GAS TRANSMISSION -- 1.1%
  2,500,000   Enserch Corp., 7.13%,
              6/15/05........................     2,681,250
                                               ------------
              INDUSTRIAL GOODS & SERVICES -- 10.1%
  2,000,000   ConAgra, Inc., 6.70%, 8/1/27...     2,102,500
  5,000,000   Cyprus Amax, 7.38%, 5/15/07....     5,025,000
  3,000,000   Engelhard Corp., 7.38%,
              8/1/06.........................     3,255,000
  2,000,000   General Motors Corp., 9.13%,
              7/15/01........................     2,175,000
  3,650,000   Hasbro, Inc., 6.60%, 7/15/28...     3,700,188
  5,000,000   Protection One Alarm, 7.38%,
              08/15/05 (b)...................     5,162,500
  2,950,000   Raytheon Co., 6.75%, 8/15/07...     3,104,875
                                               ------------
                                                 24,525,063
                                               ------------
              INSURANCE -- 0.9%
  2,000,000   Travelers Capital III, 7.63%,
              12/1/36........................     2,070,000
                                               ------------
              OIL & GAS -- 2.7%
  5,000,000   Phillips Petroleum, 9.38%,
              2/15/11........................     6,518,750
                                               ------------
              RETAIL -- 2.2%
  4,740,009   Fred Meyer, Inc., Lease Trust,
              8.50%, 7/15/17.................     5,196,235
                                               ------------
              TELECOMMUNICATIONS -- 5.5%
  3,500,000   GTE Florida, Inc., 6.86%,
              2/1/28.........................     3,762,500
  4,000,000   Sprint Capital Corp., 6.88%,
              11/15/28.......................     4,180,000
  5,000,000   US West Cap Funding, Inc.,
              6.88%, 7/15/28.................     5,262,500
                                               ------------
                                                 13,205,000
                                               ------------
              UTILITIES -- 0.9%
  2,000,000   Pacific Gas & Electric, 6.25%,
              3/1/04.........................     2,057,500
                                               ------------
              TOTAL CORPORATE NOTES &
              BONDS..........................   128,825,922
                                               ------------
              (Cost $121,789,409)
FOREIGN GOVERNMENT AGENCIES -- 0.4%
  1,000,000   Hydro-Quebec, 9.41%, 3/23/00...     1,045,000
                                               ------------
              TOTAL FOREIGN GOVERNMENT
              AGENCIES.......................     1,045,000
                                               ------------
              (Cost $1,059,483)

                                   Continued

                   THE KENT         INCOME FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
MUNICIPAL BOND -- TAXABLE -- 0.9%
              CALIFORNIA -- 0.9%
$ 2,000,000   San Bernardino County,
              Financing Authority Pension
              Obligation Revenue, 6.99%,
              8/1/10 (Insured by MBIA).......  $  2,172,500
                                               ------------
              TOTAL MUNICIPAL BONDS --
              TAXABLE........................     2,172,500
                                               ------------
              (Cost $2,030,920)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.6%
              FANNIE MAE -- 7.2%
 10,000,000   7.40%, 7/1/04..................    11,024,200
  3,000,000   6.05%, 12/1/08.................     3,057,188
  3,500,000   6.25%, 11/18/23................     3,548,930
                                               ------------
                                                 17,630,318
                                               ------------
              FREDDIE MAC -- 1.2%
  2,500,000   7.22%, 6/14/06.................     2,798,500
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 2.2%
  5,000,000   6.25%, 12/15/17................     5,287,500
                                               ------------
              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS....................    25,716,318
                                               ------------
              (Cost $24,588,632)
U.S. GOVERNMENT OBLIGATIONS -- 30.1%
              U.S. TREASURY BONDS -- 4.7%
  2,200,000   7.50%, 11/15/16................     2,732,356
  6,000,000   8.75%, 5/15/20.................     8,534,940
                                               ------------
                                                 11,267,296
                                               ------------

 PRINCIPAL               SECURITY                 MARKET
  AMOUNT                DESCRIPTION               VALUE
 ---------              -----------               ------
U.S. GOVERNMENT OBLIGATIONS (CONTINUED)
              U.S. TREASURY NOTES -- 25.4%
$10,000,000   6.75%, 6/30/99.................  $ 10,107,000
 12,500,000   8.00%, 5/15/01.................    13,431,125
 12,000,000   7.50%, 5/15/02.................    13,036,440
 12,000,000   5.50%, 2/28/03.................    12,354,480
 11,000,000   7.50%, 2/15/05.................    12,593,680
                                               ------------
                                                 61,522,725
                                               ------------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS....................    72,790,021
                                               ------------
              (Cost $72,433,984)
TOTAL INVESTMENTS -- 98.4%...................   237,776,598
(Cost $229,129,265) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.6%........................     3,869,748
                                               ------------
TOTAL NET ASSETS -- 100%.....................  $241,646,346
                                               ============

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation................    $9,165,346
    Unrealized depreciation................      (518,013)
                                               ----------
    Net unrealized appreciation............    $8,647,333
                                               ==========

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Board of Trustees.

MBIA  Municipal Bond Insurance Association
PLC   Public Limited Company

                       See Notes to Financial Statements.

                     THE KENT       LIMITED TERM TAX-FREE FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS -- 97.3%
            ALASKA -- 1.6%
$  530,000  Alaska State Housing Finance
            Corp., 4.60%, 12/1/00 (Insured
            by MBIA)........................  $    537,950
                                              ------------
            ARIZONA -- 3.4%
 1,000,000  Arizona State University
            Revenue, 7.10%, 7/1/16,
            Prerefunded 7/1/01 @ 102........     1,100,000
                                              ------------
            ARKANSAS -- 3.2%
 1,000,000  Arkansas State Economic
            Development, (AMT), 5.00%,
            2/1/03, (Insured by AMBAC)......     1,038,750
                                              ------------
            CALIFORNIA -- 3.7%
 1,000,000  University of California
            Revenue, Multiple Purpose
            Projects, Series B, 9.00%,
            9/1/03 (Insured by MBIA)........     1,218,750
                                              ------------
            COLORADO -- 1.5%
   500,000  Colorado Housing Finance
            Authority, 4.50%, 11/1/05.......       499,375
                                              ------------
            CONNECTICUT -- 3.2%
 1,000,000  Connecticut State, GO, Series C,
            5.38%, 8/15/02..................     1,056,250
                                              ------------
            DISTRICT OF COLUMBIA -- 3.1%
 1,000,000  District of Columbia, GO, 5.10%,
            12/1/99, (Insured by MBIA)......     1,016,407
                                              ------------
            ILLINOIS -- 10.0%
 1,000,000  Chicago Metropolitan Water
            Reclamation District, Working
            Cash Fund, 5.90%, 12/1/04.......     1,103,750
 1,400,000  Joliet Illinois Regional Port
            District, Marine Term Revenue,
            5.10%*, 1/4/99..................     1,400,000
   745,000  University of Illinois Revenue,
            Health Service Facility, 4.90%,
            10/1/01 (Insured by AMBAC)......       767,350
                                              ------------
                                                 3,271,100
                                              ------------
            INDIANA -- 3.5%
 1,100,000  Greenwood Indiana School
            Building Corp., 4.75%,
            7/15/07.........................     1,139,875
                                              ------------
            IOWA -- 3.1%
 1,000,000  Chillicothe Pollution Control
            Revenue Bond, 4.25%, 11/1/23,
            Mandatory Put 11/1/03 @ 100.....     1,000,000
                                              ------------
            MICHIGAN -- 21.9%
 1,235,000  Detroit, GO, 8.00%, 4/1/11,
            Prerefunded 4/1/01 @102.........     1,373,938
 1,050,000  Flint Michigan Hospital Building
            Authority Revenue, 5.00%,
            7/1/03..........................     1,072,313

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  Michigan State Hospital Finance
            Authority Revenue, Detroit
            Medical Group, Series A, 5.00%,
            8/15/06 (Insured by AMBAC)......  $  1,048,750
 1,600,000  Michigan State Hospital Finance
            Authority Revenue, Sisters of
            Mercy Health Corp. Bond 1993,
            Series F, 4.60%, 8/15/02
            (Insured by MBIA)...............     1,637,999
 1,000,000  Michigan State Housing
            Development Authority, Rental
            Housing Revenue, (AMT), 5.15%,
            10/1/00 (Insured by MBIA).......     1,020,000
 1,000,000  Western Townships Michigan
            Utilities Authority, Sewer
            Disposal System, 8.13%, 1/1/09,
            Callable 1/1/99 @ 102...........     1,020,000
                                              ------------
                                                 7,173,000
                                              ------------
            NEW JERSEY -- 3.5%
 1,000,000  New Jersey Economic Development
            Authority, Market Transition
            Facility Revenue, Series A 1994,
            7.00%, 7/1/03 (Insured by
            MBIA)...........................     1,130,000
                                              ------------
            NEW MEXICO -- 3.1%
 1,000,000  Albuquerque New Mexico Gross
            Receipts Tax, 5.38%, 7/1/01,
            Callable 7/1/99 @ 100 (Insured
            by MBIA)........................     1,007,460
                                              ------------
            OHIO -- 3.2%
   500,000  Cleveland Airport System
            Revenue, 5.50%, 1/1/04 (Insured
            by FSA).........................       530,625
   500,000  Cleveland-Cuyahoga County Port
            Authority, Rock & Roll Hall of
            Fame, Refunding, Subordinated
            Bonds, 4.90%, 12/1/00...........       505,625
                                              ------------
                                                 1,036,250
                                              ------------
            OKLAHOMA -- 3.5%
 1,115,000  Tulsa Industrial Authority
            Revenue, University of Tulsa,
            Series A, 5.50%, 10/1/00
            (Insured by MBIA)...............     1,154,025
                                              ------------
            TEXAS -- 7.6%
 1,400,000  Guadalupe-Blanco River
            Authority, Texas Pollution
            Control Revenue, 5.15%*,
            1/4/99..........................     1,400,000
 1,000,000  Pasadena Independent School
            District, GO, 6.75%, 8/15/05,
            Prerefunded 8/15/01 @ 100,
            (Insured by FGIC)...............     1,076,250
                                              ------------
                                                 2,476,250
                                              ------------

                                   Continued

                   THE KENT         LIMITED TERM TAX-FREE FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            UTAH -- 4.1%
$1,310,000  Salt Lake City Redevelopment
            Agency, Neighborhood
            Redevelopment Tax, Inc., Series
            A, (AMT), 5.25%, 10/1/99........  $  1,327,397
                                              ------------
            VIRGINIA -- 4.7%
 1,500,000  Norfolk, GO, 5.13%, 6/1/01......     1,550,625
                                              ------------
            WISCONSIN -- 3.1%
 1,000,000  Green Bay, GO, Series A, 5.10%,
            4/1/00..........................     1,020,000
                                              ------------
            WYOMING -- 6.3%
 1,000,000  Campbell County School District,
            No. 001 Gillette, GO, 5.15%,
            6/1/02..........................     1,043,750
 1,000,000  Wyoming Community Development,
            (AMT), 4.45%, 6/1/30, Callable
            2/16/99 @ 100, Mandatory Put
            6/30/99 @ 100...................     1,001,990
                                              ------------
                                                 2,045,740
                                              ------------
            TOTAL MUNICIPAL BONDS...........    31,799,204
                                              ------------
            (Cost $30,981,779)
INVESTMENT COMPANIES -- 1.2%
   380,067  Dreyfus Tax Exempt Money Market
            Fund............................       380,067
                                              ------------
            TOTAL INVESTMENT COMPANIES......       380,067
                                              ------------
            (Cost $380,067)
TOTAL INVESTMENTS -- 98.5%..................    32,179,271
(Cost $31,361,846) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.5%.......................       474,288
                                              ------------
TOTAL NET ASSETS -- 100%....................  $ 32,653,559
                                              ============

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $    818,050
       Unrealized depreciation...............          (625)
                                               ------------
       Net unrealized appreciation...........  $    817,425
                                               ============

* Variable rate security. Rate presented represents rate in effect at December 31, 1998. Maturity date reflects next rate change date.

AMBAC  AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
FGIC   Financial Guaranty Insurance Corp.
FSA    Financial Security Assurance
GO     General Obligation
MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                    THE KENT        INTERMEDIATE TAX-FREE FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
DEMAND NOTES -- 3.4%
            ILLINOIS -- 0.8%
$2,400,000  Southwestern Illinois
            Development Authority, Solid
            Waste Disposal Revenue Bond,
            5.20%*, 1/4/99..................  $  2,400,000
                                              ------------
            MICHIGAN -- 1.0%
 3,000,000  University of Michigan,
            University Revenue, 5.15%*,
            1/4/99..........................     3,000,000
                                              ------------
            NEW MEXICO -- 0.3%
 1,050,000  Hurley New Mexico Pollution
            Control Revenue Bond, 5.10%*,
            1/4/99..........................     1,050,000
                                              ------------
            TEXAS -- 0.7%
 2,000,000  Gulf Coast Waste Disposal
            Authority, Texas Pollution
            Control Revenue Bond, 5.05%*,
            1/4/99..........................     2,000,000
                                              ------------
            WYOMING -- 0.6%
 1,900,000  Sublette County Pollution
            Control Revenue Bond, 5.05%*,
            1/4/99..........................     1,900,000
                                              ------------
            TOTAL DEMAND NOTES..............    10,350,000
                                              ------------
            (Cost $10,350,000)
MUNICIPAL BONDS -- 95.4%
            ALASKA -- 2.7%
 1,520,000  Alaska Municipal Bond Bank
            Authority, Series A, GO, 4.75%,
            10/1/99.........................     1,535,717
 1,000,000  Anchorage Electric Utility,
            Revenue Bond, Senior Lien,
            5.50%, 12/1/03, Callable 6/1/03
            @ 102 (Insured by MBIA).........     1,071,250
 5,000,000  North Slope Boro, Series B, GO,
            7.50%, 6/30/01 (Insured by
            FSA)............................     5,437,500
                                              ------------
                                                 8,044,467
                                              ------------
            ARIZONA -- 3.2%
 2,000,000  Maricopa County Unified School
            District No. 97 Deer Valley,
            Series F, GO, 5.00%, 7/1/11,
            Callable 7/1/08 @ 100 (Insured
            by MBIA)........................     2,070,000
   500,000  Phoenix, GO, 6.00%, 7/1/99......       506,890
 1,500,000  Pima County Unified School
            District No. 1 Tucson, Series B,
            GO, ETM, 6.80%, 7/1/00..........     1,571,250
 5,000,000  Salt River Project Agricultural
            Improvement & Power District
            Electric System, Series A,
            5.63%, 1/1/06...................     5,456,250
                                              ------------
                                                 9,604,390
                                              ------------
            CALIFORNIA -- 5.9%
 3,400,000  California State, GO, 6.60%,
            2/1/10..........................     4,084,250
 3,000,000  Orange County, Series A, 6.00%,
            6/1/10 (Insured by MBIA)........     3,442,500

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            CALIFORNIA (CONTINUED)
$2,000,000  Riverside County Transportation
            Commission, Sales Tax Revenue,
            Series A, 5.60%, 6/1/05 (Insured
            by AMBAC).......................  $  2,187,500
 2,000,000  Turlock Irrigation District
            Revenue, Series A, 6.00%, 1/1/06
            (Insured by MBIA)...............     2,240,000
 4,850,000  University of California
            Revenue, Multiple Purpose
            Projects, Series B, 9.00%,
            9/1/03 (Insured by MBIA)........     5,910,937
                                              ------------
                                                17,865,187
                                              ------------
            COLORADO -- 2.8%
   500,000  Arapahoe County, School District
            No. 001, Englewood, 4.50%,
            12/1/16, Callable 12/1/08 @ 100
            (Insured by FSA)................       474,375
 4,000,000  Arapahoe County, School District
            No. 005, Cherry Creek, Series A,
            GO, 5.25%, 12/15/02.............     4,220,000
 1,400,000  Boulder Valley School District,
            5.50%, 12/1/07 (Insured by
            FGIC)...........................     1,538,250
 1,000,000  Colorado Springs Utility
            Revenue, Series A, 6.50%,
            11/15/03, Callable 11/15/01 @
            102.............................     1,088,750
 1,000,000  E-470 Public Highway Authority
            Revenue, Series C, 6.00%, 9/1/07
            (Insured by MBIA)...............     1,130,000
                                              ------------
                                                 8,451,375
                                              ------------
            CONNECTICUT -- 1.4%
 4,000,000  Connecticut State, Series A,
            6.00%, 5/15/02..................     4,290,000
                                              ------------
            FLORIDA -- 1.8%
 1,000,000  Broward County School District,
            GO, 5.20%, 2/15/03..............     1,048,750
 2,000,000  Lakeland Electric & Water
            Revenue, 5.90%, 10/1/07.........     2,245,000
 1,000,000  Tampa Guaranteed Entitlement
            Revenue, 6.60%, 10/1/00 (Insured
            by AMBAC).......................     1,053,750
 1,000,000  Tampa Utilities, Tax & Special
            Revenue, 6.30%, 10/1/00 (Insured
            by AMBAC).......................     1,048,750
                                              ------------
                                                 5,396,250
                                              ------------
            GEORGIA -- 2.8%
 2,670,000  Atlanta Airport Facilities
            Revenue, (AMT), Series B, 5.50%,
            1/1/03 (Insured by AMBAC).......     2,810,175
 4,000,000  Georgia State, Series B, GO,
            5.95%, 3/1/08...................     4,565,000

                                   Continued

                      THE KENT      INTERMEDIATE TAX-FREE FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            GEORGIA (CONTINUED)
$1,000,000  Georgia State Tollway Authority
            Revenue, Georgia 400 Project,
            6.25%, 7/1/00...................  $  1,042,500
                                              ------------
                                                 8,417,675
                                              ------------
            HAWAII -- 1.1%
 1,025,000  Honolulu City & County, Series
            A, GO, 5.60%, 1/1/05............     1,105,719
 1,000,000  Honolulu City & County, Series
            D, GO, ETM, 6.50%, 12/1/00......     1,056,250
 1,150,000  Maui County, Series A, GO,
            6.80%, 12/1/03, Prerefunded
            12/1/00 @ 101 (Insured by
            AMBAC)..........................     1,231,937
                                              ------------
                                                 3,393,906
                                              ------------
            IDAHO -- 0.7%
 1,915,000  Ada & Canyon Counties, Joint
            School District No. 2, Meridan,
            GO, 5.50%, 7/30/14..............     2,084,956
                                              ------------
            ILLINOIS -- 6.8%
   305,000  Chicago, GO, 6.00%, 1/1/09,
            Callable 1/1/08 @ 102 (Insured
            by FGIC)........................       342,744
   300,000  Chicago Equipment Notes, GO,
            5.60%, 1/1/05 (Insured by
            AMBAC)..........................       323,250
 2,000,000  Chicago Metropolitan, Water
            Reclamation District, Capital
            Improvement, GO, 6.80%, 1/1/03,
            Prerefunded 1/1/00 @ 102........     2,103,480
 3,000,000  Chicago Metropolitan, Water
            Reclamation District, Capital
            Improvement, GO, 5.50%,
            12/1/10.........................     3,300,000
 4,270,000  Du Page & Will Counties,
            Community School District No.
            204, GO, 4.95%, 12/30/01
            (Insured by FGIC)...............     4,414,112
 1,865,000  Glenview, Series B, GO, 4.50%,
            12/1/10, Callable 12/1/09 @ 100
            (b).............................     1,892,975
 4,000,000  Illinois Development Finance
            Authority, Pollution Control
            Revenue, Commonwealth Edison,
            5.30%, 1/15/04 (Insured
            by MBIA)........................     4,235,000
   300,000  Kane, Cook, & Du Page Counties,
            School District No. 46, Elgin,
            GO, 5.05%, 1/1/06 (Insured by
            FSA)............................       314,625
   100,000  Lake County, School District No.
            046, Grayslake, Series A, GO,
            6.10%, 12/1/04, Callable 12/1/99
            @ 100 (Insured by MBIA).........       100,909

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            ILLINOIS (CONTINUED)
$3,135,000  Northwest Suburban Municipal
            Joint Action, Water Agency,
            Water Supply System, Series A,
            5.25%, 5/1/04 (Insured by
            MBIA)...........................  $  3,330,938
                                              ------------
                                                20,358,033
                                              ------------
            INDIANA -- 4.4%
 2,000,000  Indiana Municipal Power Supply
            Agency, System Revenue, Series
            B, 5.88%, 1/1/10 (Insured by
            MBIA)...........................     2,255,000
 3,000,000  Indiana Municipal Power Supply
            Agency, System Revenue, Series
            B, 6.00%, 1/1/13 (Insured by
            MBIA)...........................     3,408,749
 1,000,000  Indiana Transportation Finance
            Authority, Highway Revenue,
            Series A, 5.75%, 6/1/12 (Insured
            by AMBAC).......................     1,118,750
 1,565,000  Indianapolis Utilities District,
            Series B, 3.50%, 6/1/18 (Insured
            by FGIC)........................     1,263,738
 1,000,000  Purdue University Student Fee
            Revenue, Series D, 6.50%,
            7/1/03, Prerefunded 1/1/00 @
            103.............................     1,058,830
 2,500,000  Purdue University Student Fee
            Revenue, Series P, 5.25%,
            7/1/09..........................     2,690,625
 1,300,000  Purdue University Student Fee
            Revenue, Series P, 5.25%,
            7/1/13..........................     1,378,000
                                              ------------
                                                13,173,692
                                              ------------
            IOWA -- 0.3%
 1,000,000  Chillicothe Pollution Control
            Revenue Bond, 4.25%, 11/1/23,
            Mandatory Put 11/1/03 @ 100.....     1,000,000
                                              ------------
            LOUISIANA -- 3.3%
 2,050,000  Baton Rouge, Sales & Use Tax
            Revenue, Series A, 5.25%, 8/1/06
            (Insured by FGIC)...............     2,190,938
 4,000,000  Louisiana State, Series A, GO,
            5.30%, 8/1/04 (Insured
            by MBIA)........................     4,275,000
 3,000,000  Louisiana State, Series A, GO,
            6.00%, 4/15/07 (Insured
            by FGIC)........................     3,382,500
                                              ------------
                                                 9,848,438
                                              ------------
            MARYLAND -- 0.0%
    50,000  Maryland State Refunding Bond,
            GO, 4.20%, 8/1/01...............        50,813
                                              ------------
            MASSACHUSETTS -- 3.1%
 5,000,000  Massachusetts Bay Transportation
            Authority, Series A, 5.00%,
            3/1/02..........................     5,181,250

                                   Continued

                    THE KENT        INTERMEDIATE TAX-FREE FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MASSACHUSETTS (CONTINUED)
$3,750,000  Massachusetts State, Special
            Obligation Revenue, Series A,
            5.25%, 6/1/08 (Insured by
            AMBAC)..........................  $  4,003,125
                                              ------------
                                                 9,184,375
                                              ------------
            MICHIGAN -- 18.1%
 2,215,000  Battle Creek Downtown
            Development Authority, 6.00%,
            5/1/07 (Insured by MBIA)........     2,486,338
 4,000,000  Battle Creek Downtown
            Development Authority, Tax
            Increment Revenue, 7.30%,
            5/1/10..........................     4,699,999
   250,000  Beaverton Rural, GO, 4.60%,
            5/1/07, Callable 5/1/04 @ 101
            (Insured by FGIC)...............       255,938
   300,000  Cadillac Public Schools, GO,
            7.25%, 5/1/05 (Insured by
            FGIC)...........................       351,750
 2,100,000  Caledonia Community Schools, GO,
            6.70%, 5/1/22, Prerefunded
            5/1/02 @ 102 (Insured by
            AMBAC)..........................     2,331,000
 3,000,000  Detroit, GO, Distributable State
            Aid, 5.70%, 5/1/01 (Insured by
            AMBAC)..........................     3,131,250
 3,000,000  Detroit Sewage Disposal Revenue,
            Series B, 6.00%, 7/1/09 (Insured
            by MBIA)........................     3,416,250
 6,000,000  Detroit Water Supply System,
            Permanent Linked Bonds, 5.25%,
            7/1/13, Callable 7/1/04 @ 104
            (Insured by FGIC)...............     6,232,499
 1,000,000  Detroit Water Supply System,
            Second Lien, Series A, 5.20%,
            7/1/08 (Insured by MBIA)........     1,068,750
 2,840,000  Grand Ledge Public Schools
            District, GO, 5.35%, 5/1/10
            (Insured by MBIA)...............     3,070,750
 1,700,000  Greater Detroit Resource
            Recovery Authority, Series A,
            5.50%, 12/13/04 (Insured by
            AMBAC)..........................     1,833,875
 1,000,000  Ingham County, GO, 5.13%,
            11/1/12 (Insured by FSA)........     1,055,000
 2,000,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 5.35%, 5/15/06
            (Insured by MBIA)...............     2,140,000
   300,000  Lincoln School District, 5.00%,
            5/1/13, Callable 5/1/08 @ 100
            (Insured by FSA)................       304,875
 2,000,000  Michigan State Comprehensive
            Transportation, Series B, 5.50%,
            5/15/02.........................     2,105,000

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  Michigan State Hospital Finance
            Authority Revenue, Detroit
            Medical Group, Series A, 5.00%,
            8/15/06 (Insured by AMBAC)......  $  1,048,750
 1,450,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 5.00%, 5/15/06
            (Insured by AMBAC)..............     1,518,875
 1,000,000  Michigan State South Central
            Power Agency, Power Supply
            System Revenue, 5.80%, 11/1/05
            (Insured by MBIA)...............     1,103,750
 1,000,000  Michigan State Strategic Fund,
            Hope Network Project, Series B,
            4.80%, 9/1/08 (LOC: First of
            America)........................     1,018,750
 1,000,000  Michigan State Strategic Fund,
            Hope Network Project, Series B,
            5.13%, 9/1/13, Callable 9/1/08 @
            102 (LOC: First of America).....     1,020,000
 2,300,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Ford
            Motor Co. Project, Series A,
            7.10%, 2/1/06...................     2,699,625
 2,500,000  Michigan State Trunk Line,
            Series A, 5.50%, 10/1/02........     2,646,875
 3,500,000  Michigan State Underground
            Storage Tank Financial Assurance
            Authority, Series I, 6.00%,
            5/1/05 (Insured by AMBAC).......     3,880,625
 2,000,000  Northville Public Schools,
            Series A, GO, 7.00%, 5/1/08.....     2,165,000
 1,575,000  South Redford School District,
            5.25%, 5/1/09 (Insured by
            FGIC)...........................     1,671,469
 1,000,000  Western Michigan University
            Revenue, 5.40%, 11/15/01
            (Insured by FGIC)...............     1,045,000
                                              ------------
                                                54,301,993
                                              ------------
            MINNESOTA -- 0.5%
 1,000,000  Minneapolis Community
            Development Agency, Tax
            Increment Revenue, 7.00%, 9/1/00
            (Insured by MBIA)...............     1,056,250
   400,000  Minnesota Various Purpose Bonds,
            GO, 6.40%, 8/1/01...............       427,000
                                              ------------
                                                 1,483,250
                                              ------------
            MISSOURI -- 0.3%
 1,000,000  St. Louis Water Revenue, 4.25%,
            7/1/09, Callable 1/1/09 @ 101
            (Insured by AMBAC)..............       995,000
                                              ------------

                                   Continued

                   THE KENT         INTERMEDIATE TAX-FREE FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            NEVADA -- 0.9%
$2,500,000  Clark County School District,
            Group 2, GO, 7.20%, 5/1/01,
            Prerefunded 5/1/00 @ 102
            (Insured by FGIC)...............  $  2,671,875
                                              ------------
            NEW JERSEY -- 4.4%
   350,000  Manalapan School District, GO,
            5.00%, 12/1/11, Callable 12/1/08
            @ 100 (Insured by FGIC).........       362,688
 1,000,000  Monmouth County Improvement
            Authority, 4.15%, 12/1/07
            (Insured by AMBAC)..............     1,002,500
 6,000,000  New Jersey Economic Development
            Authority, Market Transition
            Facility Revenue, Senior Lien,
            7.00%, 7/1/04 (Insured by
            MBIA)...........................     6,922,499
 1,375,000  New Jersey State, Series D, GO,
            5.25%, 2/15/01..................     1,421,406
 3,000,000  Ocean County Utilities
            Authority, Wastewater Revenue,
            Refunding, GO, 6.00%, 1/1/07....     3,371,250
                                              ------------
                                                13,080,343
                                              ------------
            NEW MEXICO -- 0.3%
 1,000,000  New Mexico Mortgage Financing
            Authority, (AMT), 5.35%, 7/1/23,
            Callable 7/1/08 @ 102 (Insured
            by GNMA, FNMA, FHLMC)...........     1,011,250
                                              ------------
            NEW YORK -- 2.4%
 1,000,000  Long Island Power Authority,
            4.10%, 4/1/07 (Insured by
            MBIA)...........................       996,250
 1,130,000  Metropolitan Transportation
            Authority, Series M, 5.50%,
            7/1/08 (Insured by FGIC)........     1,243,000
 1,660,000  New York State Urban Development
            Corp., Refunding, Syracuse
            University Center, 5.50%,
            1/1/15..........................     1,774,125
 3,000,000  Triborough Bridge & Tunnel
            Authority, General Purpose,
            Series Y, 5.50%, 1/1/17.........     3,266,250
                                              ------------
                                                 7,279,625
                                              ------------
            NORTH CAROLINA -- 0.7%
 2,000,000  North Carolina Municipal Power
            Agency No. 1, Catawba Electric
            Revenue, 5.90%, 1/1/03..........     2,127,500
                                              ------------

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            OKLAHOMA -- 2.2%
$1,600,000  Oklahoma Housing Finance Agency,
            Single Family Mortgage Revenue
            Bond, (AMT), 5.15%, 9/1/20,
            Callable 9/1/08 @ 101.5.........  $  1,602,000
 1,000,000  Oklahoma State Turnpike
            Authority, Series A, 5.50%,
            1/1/07 (Insured by FGIC)........     1,095,000
 3,500,000  Tulsa Industrial Authority,
            University of Tulsa, Series A,
            6.00%, 10/1/16 (Insured by
            MBIA)...........................     4,003,125
                                              ------------
                                                 6,700,125
                                              ------------
            OREGON -- 0.4%
   800,000  Chemeketa Community College
            District, GO, 5.95%, 6/1/16,
            Callable 6/1/06 @ 100 (Insured
            by FGIC)........................       899,000
   400,000  Clackamas County Schools, GO,
            4.05%, 6/1/07 (Insured by
            FGIC)...........................       398,500
                                              ------------
                                                 1,297,500
                                              ------------
            PENNSYLVANIA -- 2.8%
 2,000,000  Allegheny County Airport
            Revenue, (AMT), 5.00%, 1/1/02
            (Insured by MBIA)...............     2,055,000
 4,285,000  Chartiers Valley Joint School,
            ETM, 6.15%, 3/1/07..............     4,772,419
 1,475,000  Pennsylvania State, Series A,
            GO, 7.00%, 5/1/05, Prerefunded
            5/1/00 @ 101.5..................     1,565,344
                                              ------------
                                                 8,392,763
                                              ------------
            PUERTO RICO -- 1.8%
 3,055,000  Puerto Rico Commonwealth
            Aqueduct & Sewer Authority,
            6.00%, 7/1/06...................     3,398,688
 2,000,000  Puerto Rico Commonwealth Highway
            & Transportation Authority,
            Highway Revenue, Series X,
            4.90%, 7/1/01...................     2,052,500
                                              ------------
                                                 5,451,188
                                              ------------
            RHODE ISLAND -- 1.8%
 1,000,000  Providence, GO, 6.70%, 1/15/02,
            Prerefunded 1/15/00 @ 102
            (Insured by MBIA)...............     1,052,800
 3,025,000  Rhode Island State, Series A,
            GO, 5.50%, 8/1/04 (Insured by
            MBIA)...........................     3,270,781
 1,000,000  State Depositors Economic
            Protection Corp., Series B,
            Special Obligation, 5.20%,
            8/1/03 (Insured by MBIA)........     1,053,750
                                              ------------
                                                 5,377,331
                                              ------------

                                   Continued

                   THE KENT         INTERMEDIATE TAX-FREE FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            SOUTH CAROLINA -- 0.8%
$2,380,000  Charleston Waterworks & Sewer,
            4.50%, 1/1/04...................  $  2,442,475
                                              ------------
            TENNESSEE -- 0.4%
 1,230,000  Tennessee State, Series B, GO,
            6.20%, 6/1/01...................     1,302,263
                                              ------------
            TEXAS -- 8.3%
   400,000  Arlington Permanent
            Improvements, GO, 5.38%,
            8/15/08, Callable 8/15/06 @
            100.............................       430,500
 2,245,000  Dallas Independent School
            District, GO, 5.40%, 8/15/03
            (Insured by PSFG)...............     2,388,119
 1,500,000  Houston Water & Sewer System
            Revenue, Junior Lien, Series C,
            5.75%, 12/1/03 (Insured by
            MBIA)...........................     1,623,750
 1,000,000  Houston Water & Sewer System
            Revenue, Prior Lien, Series A,
            7.00%, 12/1/01 (Insured by
            AMBAC)..........................     1,090,000
 3,000,000  Lower Colorado River Authority,
            4.90%, 1/1/07, Callable 1/1/06 @
            102.............................     3,138,750
 1,050,000  Round Rock Independent School
            District, GO, 5.25%, 2/15/05
            (Insured by PSFG)...............     1,116,938
 2,800,000  Texas Municipal Power Agency,
            5.60%, 9/1/01 (Insured by
            MBIA)...........................     2,933,000
 4,450,000  Texas State, Series A, GO,
            5.70%, 10/1/03..................     4,789,312
 5,595,000  Texas State Public Finance
            Authority, Series A, GO, 6.50%,
            10/1/04.........................     6,315,355
 1,015,000  University of Texas, University
            Revenue, Series A, 6.60%,
            8/15/02, Callable 8/15/01 @
            102.............................     1,102,544
                                              ------------
                                                24,928,268
                                              ------------
            VIRGINIA -- 0.1%
   150,000  Newport News Water Utility
            Improvements, Series A, GO,
            5.30%, 6/1/99...................       151,322
                                              ------------
            WASHINGTON -- 7.1%
 1,000,000  King County School District,
            4.60%, 12/1/03 (Insured by
            FGIC)...........................     1,028,750
 5,000,000  Port Seattle Passenger
            Facilities, (AMT), Series B,
            5.00%, 12/1/07 (Insured by
            AMBAC)..........................     5,262,500
 2,695,000  Tacoma Electric System,
            Refunding, 6.00%, 1/1/06
            (Insured by AMBAC)..............     2,994,819
    50,000  Washington State, Series A, GO,
            5.30%, 2/1/99, Callable 9/1/04 @
            100.............................        50,060

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            WASHINGTON (CONTINUED)
$8,000,000  Washington State, Series A, GO,
            5.50%, 9/1/05, Callable 9/1/04 @
            100.............................  $  8,659,999
   300,000  Washington State, Series B, GO,
            5.38%, 5/1/08...................       328,125
   850,000  Washington State, Series III-H,
            Motor Vehicle Fuel Tax, 5.75%,
            9/1/12..........................       942,438
 2,000,000  Washington State Public Power
            Supply System, Nuclear Project
            No. 1 Bond Revenue, Series C,
            7.25%, 7/1/00 (Insured by
            FGIC)...........................     2,107,500
                                              ------------
                                                21,374,191
                                              ------------
            WEST VIRGINIA -- 0.4%
 1,095,000  West Virginia School Building
            Authority Revenue, Capital
            Improvement, Series A, 6.70%,
            7/1/00 (Insured by MBIA)........     1,145,644
                                              ------------
            WISCONSIN -- 1.4%
   350,000  Milwaukee County, Series A, GO,
            5.00%, 10/1/10, Callable 10/1/08
            @ 100...........................       367,063
 1,025,000  Milwaukee Metropolitan Sewer
            District, Series A, GO, 6.60%,
            10/1/99.........................     1,050,851
 1,500,000  Milwaukee Metropolitan Sewer
            District, Series A, GO, 6.70%,
            10/1/00.........................     1,580,624
 1,000,000  Wisconsin State Public Power,
            Inc., Supply System, Series A,
            7.00%, 7/1/01, Callable 7/1/00 @
            102 (Insured by AMBAC)..........     1,067,500
                                              ------------
                                                 4,066,038
                                              ------------
            TOTAL MUNICIPAL BONDS...........   286,743,501
                                              ------------
            (Cost $268,479,669)
INVESTMENT COMPANIES -- 0.4%
 1,078,116  Dreyfus Tax Exempt Money Market
            Fund............................     1,078,116
                                              ------------
            TOTAL INVESTMENT COMPANIES......     1,078,116
                                              ------------
            (Cost $1,078,116)
TOTAL INVESTMENTS -- 99.2%..................   298,171,617
                      (Cost $279,907,785)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.8%.......................     2,350,287
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $300,521,904
                                              ============

---------------

                                   Continued

                    THE KENT        INTERMEDIATE TAX-FREE FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation................  $18,308,042
       Unrealized depreciation................      (44,210)
                                                -----------
       Net unrealized appreciation............  $18,263,832
                                                ===========

(b) Represents security purchased on a when issued basis.

* Variable rate security. Rate presented represents rate in effect at December 31, 1998. Maturity date reflects next rate change date.

  AMBAC  AMBAC Indemnity Corp.
  AMT    Alternative Minimum Tax Paper
  ETM    Escrowed to Maturity
  FGIC   Financial Guaranty Insurance Corp.
  FHLMC  Freddie Mac
  FNMA   Fannie Mae
  FSA    Financial Security Assurance
  GNMA   Ginnie Mae
  GO     General Obligation
  LOC    Letter of Credit
  MBIA   Municipal Bond Insurance Association
  PSFG   Permanent School Fund Guarantee

                       See Notes to Financial Statements.

                    THE KENT        TAX-FREE INCOME FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS -- 99.7%
             CALIFORNIA -- 12.8%
 $1,000,000  Anaheim Public Financing
             Authority, Lease Revenue,
             Public Improvements Project,
             Series A, 6.00%, 9/1/24
             (Insured by FSA)...............  $  1,161,250
  1,200,000  California State Department of
             Water, Resource Center Valley
             Project, 5.00%, 12/1/10,
             Callable 12/1/08 @ 101.........     1,266,000
  1,400,000  California State, GO, 7.00%,
             6/1/05.........................     1,638,000
  2,000,000  California State, GO, 6.25%,
             9/1/12.........................     2,375,000
  3,000,000  Northern California Power
             Agency Revenue, Geothermal
             Project, Series A, 5.50%,
             7/1/05 (Insured by AMBAC)......     3,270,000
  2,000,000  Orange County, Series A, 6.00%,
             6/1/10 (Insured by MBIA).......     2,295,000
  3,000,000  Sacramento California Municipal
             Utility District, 5.10%,
             7/1/14, Callable 7/1/07 @ 102
             (Insured by AMBAC).............     3,094,680
  1,380,000  Turlock Irrigation District
             Revenue, Series A, 6.00%,
             1/1/07
             (Insured by MBIA)..............     1,561,125
                                              ------------
                                                16,661,055
                                              ------------
             COLORADO -- 1.9%
  1,580,000  Denver City & County
             Airport Revenue, (AMT),
             6.75%, 11/15/22, Callable
             11/15/02 @ 102.................     1,708,375
    650,000  Denver City & County Airport
             Revenue, Series C, (AMT),
             6.75%, 11/15/22, Callable
             11/15/02 @ 102.................       727,188
                                              ------------
                                                 2,435,563
                                              ------------
             GEORGIA -- 0.9%
  1,000,000  Georgia State, Series B, GO,
             5.95%, 3/1/08..................     1,141,250
                                              ------------
             HAWAII -- 2.5%
  2,000,000  Hawaii State, Series CB, GO,
             5.75%, 1/1/07..................     2,195,000
  1,000,000  Honolulu City & County, Series
             A, GO, 5.75%, 4/1/10...........     1,112,500
                                              ------------
                                                 3,307,500
                                              ------------
             IDAHO -- 1.9%
  1,500,000  Ada & Canyon Counties School
             District No. 2, GO, 5.50%,
             7/30/13........................     1,635,000
    785,000  Idaho Health Facilities
             Authority Hospital, 5.45%,
             7/15/23, Callable 7/15/08 @
             101............................       784,019
                                              ------------
                                                 2,419,019
                                              ------------

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             ILLINOIS -- 7.5%
 $2,000,000  Chicago Metropolitan, Water
             Reclamation District, Capital
             Improvement, GO, 5.50%,
             12/1/10........................  $  2,200,000
  1,000,000  Chicago Public Building
             Commission, Series A, ETM,
             7.00%, 1/1/20 (Insured by
             MBIA)..........................     1,265,000
  2,000,000  Chicago School Finance
             Authority, Series A, GO, 4.90%,
             6/1/05, Callable 6/1/04 @ 102
             (Insured by MBIA)..............     2,085,000
  2,000,000  Du Page & Will Counties,
             Community School District No
             204, GO, 4.95%, 12/30/01
             (Insured by FGIC)..............     2,067,500
  1,000,000  Illinois State Sales Tax,
             Series S, 5.00%, 6/15/08.......     1,060,000
  1,000,000  Will County Forest Preserve
             District, GO, 5.90%, 12/1/03,
             Callable 12/1/02 @ 100 (Insured
             by AMBAC)......................     1,068,750
                                              ------------
                                                 9,746,250
                                              ------------
             INDIANA -- 6.1%
  2,000,000  Indiana Municipal Power Supply
             Agency, System Revenue, Series
             B, 6.00%, 1/1/13 (Insured by
             MBIA)..........................     2,272,500
  2,250,000  Indiana State Office Building
             Commission, Capital Complex,
             Government Center Parking
             Facilities, Series A, 4.80%,
             7/1/03 (Insured by AMBAC)......     2,325,938
  1,000,000  Indiana Transportation Finance
             Authority, Highway Revenue,
             Series A, 5.75%, 6/1/12
             (Insured by AMBAC).............     1,118,750
  1,000,000  Marion County Hospital
             Authority Revenue, Community
             Hospital, Indianapolis Project,
             ETM, 6.00%, 5/1/06.............     1,110,000
  1,000,000  Purdue University Student Fee
             Revenue, Series P, 5.25%,
             7/1/09.........................     1,076,250
                                              ------------
                                                 7,903,438
                                              ------------
             IOWA -- 1.9%
  2,055,000  Iowa Finance Authority, Private
             College Revenue, Drake
             University Project, 6.50%,
             12/1/11 (Insured by MBIA)......     2,455,725
                                              ------------
             KENTUCKY -- 1.0%
  1,315,000  Louisville & Jefferson County,
             Metropolitan Sewer District,
             Sewer & Drain System Revenue,
             Series A, 5.25%, 5/15/27,
             Callable 5/15/07 @ 101
             (Insured by MBIA)..............     1,346,231
                                              ------------

                                   Continued

                     THE KENT       TAX-FREE INCOME FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             LOUISIANA -- 2.4%
 $3,000,000  Louisiana State Gas & Fuels
             Tax Revenue, Series A,
             7.25%, 11/15/00, Callable
             11/15/99 @ 102.................  $  3,153,150
                                              ------------
             MARYLAND -- 1.6%
  2,000,000  Prince Georges County,
             Consolidated Public
             Improvement, GO, 5.00%, 1/1/02
             (Insured by MBIA)..............     2,072,500
                                              ------------
             MASSACHUSETTS -- 1.6%
  1,000,000  Massachusetts State Water,
             Resource Authority, Series B,
             5.00%, 12/1/25, Callable
             12/1/05 @ 102 (Insured by
             MBIA)..........................       987,500
  1,000,000  Massachusetts State, Series B,
             GO, 5.40%, 11/1/06.............     1,087,500
                                              ------------
                                                 2,075,000
                                              ------------
             MICHIGAN -- 20.5%
  2,000,000  Battle Creek Downtown
             Development Authority, Tax
             Increment Revenue, 7.30%,
             5/1/10, Prerefunded
             5/14/04 @ 102..................     2,350,000
  1,300,000  Berkley School District, GO,
             7.00%, 1/1/07 (Insured
             by FGIC).......................     1,538,875
  2,000,000  Detroit Sewage Disposal
             Revenue, Series B, 6.00%,
             7/1/09 (Insured by MBIA).......     2,277,500
  1,000,000  Detroit Water Supply System,
             Series B, 5.10%, 7/1/07
             (Insured by MBIA)..............     1,057,500
    930,000  Kent County Airport Facility,
             Kent County International
             Airport, (AMT), 5.50%, 1/1/07,
             Callable 1/1/05 @ 102..........     1,002,075
  1,000,000  Michigan Higher Education
             Facilities Authority, 5.35%,
             5/1/15, Callable 5/1/08 @ 101
             (LOC: FOA).....................     1,017,500
  2,000,000  Michigan State Hospital Finance
             Authority, Sisters of Mercy,
             Series P, 5.25%, 8/15/21,
             Callable 8/15/03 @ 102
             (Insured by MBIA)..............     2,022,500
  2,365,000  Michigan State Hospital Finance
             Authority, Detroit Medical
             Center, Series B, 5.00%,
             8/15/06 (Insured by AMBAC).....     2,480,294
  2,000,000  Michigan State Hospital Finance
             Authority, Henry Ford Health,
             Series A, 5.25%, 11/15/20,
             Callable 5/15/06 @ 102 (Insured
             by AMBAC)......................     2,010,000

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             MICHIGAN (CONTINUED)
 $1,300,000  Michigan State Housing
             Development Authority,
             Rental Housing Revenue,
             Series A, 5.15%, 4/1/02
             (Insured by AMBAC).............  $  1,339,000
  1,000,000  Michigan State South Central
             Power Agency, Power Supply
             System Revenue, 5.80%, 11/1/05
             (Insured by MBIA)..............     1,103,750
  2,000,000  Michigan State Trunk Line,
             5.50%, 11/1/16, Prerefunded
             11/1/06 @ 101 (Insured by
             FGIC)..........................     2,207,500
  1,000,000  Michigan State Underground
             Storage Tank Financial
             Assurance Authority, Series I,
             6.00%, 5/1/05 (Insured by
             AMBAC).........................     1,108,750
  2,000,000  Michigan State University
             Revenue, Series A, 5.50%,
             8/15/22, Prerefunded
             8/15/02 @ 100..................     2,117,500
  3,000,000  University of Michigan Hospital
             Revenue, Series A,
             5.15%*, 1/4/99.................     2,999,999
                                              ------------
                                                26,632,743
                                              ------------
             MISSOURI -- 1.2%
    500,000  Missouri State, Health &
             Education Facilities, Lake of
             Ozarks General Hospital, 6.50%,
             2/15/21, Callable 2/15/06 @
             102............................       546,250
  1,000,000  St. Louis Missouri Water
             Revenue, 4.30%, 7/1/10,
             Callable 1/1/09 @ 101
             (Insured by AMBAC).............       990,000
                                              ------------
                                                 1,536,250
                                              ------------
             NEBRASKA -- 0.9%
  1,075,000  Omaha Public Power District,
             5.10%, 2/1/08..................     1,142,188
                                              ------------
             NEVADA -- 3.4%
  1,805,000  Clark County School District,
             GO, 5.75%, 6/15/10, Callable
             6/15/06 @ 101 (Insured by
             FGIC)..........................     1,976,475
  2,000,000  Nevada State, Nevada Municipal
             Bond Bank, Series A, GO, 8.00%,
             11/1/05........................     2,467,500
                                              ------------
                                                 4,443,975
                                              ------------
             NEW JERSEY -- 2.6%
  1,500,000  New Jersey Economic Development
             Authority, Market Transition
             Facility Revenue, Senior Lien,
             7.00%, 7/1/04 (Insured by
             MBIA)..........................     1,730,625

                                   Continued

                    THE KENT        TAX-FREE INCOME FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             NEW JERSEY (CONTINUED)
 $1,500,000  New Jersey State Transportation
             Trust Fund Authority,
             Transportation System,
             Series A, 6.00%, 12/15/06
             (Insured by MBIA)..............  $  1,695,000
                                              ------------
                                                 3,425,625
                                              ------------
             NEW YORK -- 3.9%
  1,000,000  Long Island Power Authority,
             4.10%, 4/1/07
             (Insured by MBIA)..............       996,250
  1,350,000  New York City, Municipal Water
             & Sewer Revenue, 5.50%,
             6/15/24, Callable 6/15/06 @
             101............................     1,400,625
  1,500,000  New York City, Tax Revenue
             Anticipation Note, Livingston
             Plaza Project, 5.40%, 1/1/18
             (Insured by FSA)...............     1,608,750
  1,000,000  New York State Thruway
             Authority, Series 1997 B,
             6.00%, 4/1/07..................     1,112,500
                                              ------------
                                                 5,118,125
                                              ------------
             OKLAHOMA -- 2.6%
  1,000,000  Grand River Dam Authority,
             5.75%, 6/1/08 (Insured by
             FSA)...........................     1,123,750
  1,000,000  Oklahoma State Turnpike
             Authority, Series A, 5.50%,
             1/1/07 (Insured by FGIC).......     1,095,000
  1,000,000  Tulsa Industrial Authority,
             University of Tulsa, Series A,
             6.00%, 10/1/16 (Insured by
             MBIA)..........................     1,143,750
                                              ------------
                                                 3,362,500
                                              ------------
             PENNSYLVANIA -- 1.6%
  2,000,000  Pennsylvania State, First
             Series, GO, 5.38%, 5/15/16,
             Callable 5/15/06 @ 101.5
             (Insured by FGIC)..............     2,082,500
                                              ------------
             PUERTO RICO -- 0.8%
  1,000,000  Puerto Rico Commonwealth
             Highway & Transportation
             Authority, Highway Revenue,
             Series X, 4.90%, 7/1/01........     1,026,250
                                              ------------
             RHODE ISLAND -- 0.8%
  1,000,000  Convention Center Authority,
             Series B, 5.00%, 5/15/09
             (Insured by MBIA)..............     1,058,750
                                              ------------

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             SOUTH CAROLINA -- 2.5%
 $2,000,000  Charleston Water & Sewer
             Revenue, 4.50%, 1/1/04.........  $  2,052,500
  1,200,000  Myrtle Beach Water & Sewer
             Revenue, 4.90%, 3/1/02 (Insured
             by MBIA).......................     1,239,000
                                              ------------
                                                 3,291,500
                                              ------------
             TENNESSEE -- 1.0%
  1,225,000  Tennessee Housing Development
             Agency, Mortgage Finance,
             Series C, (AMT), 5.95%, 7/1/09,
             Callable 7/1/05 @ 102 (Insured
             by MBIA).......................     1,296,969
                                              ------------
             TEXAS -- 6.6%
  1,000,000  Brownsville Utility System,
             6.25%, 9/1/11 (Insured by
             AMBAC).........................     1,168,750
  1,000,000  Harris County, Certificates of
             Obligation, 6.00%, 12/15/11....     1,150,000
  1,500,000  Richardson Texas Independent
             School District, Series C,
             4.75%, 2/15/04 (Guaranteed by
             PSF) (b).......................     1,560,000
  2,000,000  Texas City Industrial
             Development Corp., Marine
             Terminal Revenue, Arco Pipeline
             Co. Project, 7.38%, 10/1/20....     2,610,000
  2,000,000  Texas State, Series A, GO,
             5.70%, 10/1/03.................     2,152,500
                                              ------------
                                                 8,641,250
                                              ------------
             UTAH -- 2.4%
  2,175,000  Intermountain Power Agency,
             Utah Power Supply, Series D,
             5.00%, 7/1/23, Callable 7/1/06
             @ 102..........................     2,120,625
  1,000,000  St. George, Parks &
             Recreational Facilities, GO,
             5.38%, 8/1/21, Callable 8/1/07
             @ 101 (Insured by FGIC)........     1,028,750
                                              ------------
                                                 3,149,375
                                              ------------
             WASHINGTON -- 3.8%
  1,000,000  Douglas County Public Utility
             District No. 001, Electric
             Distribution System, 5.90%,
             1/1/11, Callable 1/1/05 @ 102
             (Insured by MBIA)..............     1,087,500
  2,500,000  Port Seattle Limited Tax, GO,
             (AMT), 5.35%, 5/1/04...........     2,668,750
  1,000,000  Washington State, Motor
             Vehicle Fuel Tax, R-92D, GO,
             6.25%, 9/1/07..................     1,152,500
                                              ------------
                                                 4,908,750
                                              ------------

                                   Continued

                     THE KENT       TAX-FREE INCOME FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

 SHARES OR
 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
-----------  -------------------------------  ------------
MUNICIPAL BONDS (CONTINUED)
             WISCONSIN -- 1.0%
 $1,285,000  Wisconsin State Health and
             Education Facility, Lawrence
             University, 5.13%, 4/15/28,
             Callable 10/1/08 @ 101.........  $  1,254,481
                                              ------------
             WYOMING -- 2.0%
  2,650,000  Sublette County Pollution
             Control Revenue Bond, 5.05%*,
             1/4/99.........................     2,650,000
                                              ------------
             TOTAL MUNICIPAL BONDS..........   129,737,912
                                              ------------
             (Cost $121,194,230)
                              INVESTMENT COMPANIES -- 0.2%
    294,445  Dreyfus Tax Exempt Money Market
             Fund...........................       294,445
                                              ------------
             TOTAL INVESTMENT COMPANIES.....       294,445
                                              ------------
             (Cost $294,445)
TOTAL INVESTMENTS -- 99.9%..................   130,032,357
                      (Cost $121,488,675)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%.......................       137,873
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $130,170,230
                                              ============

---------------

(a) Represents cost for federal income tax purposes and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $8,572,998
    Unrealized depreciation...................     (29,316)
                                                ----------
    Net unrealized appreciation...............  $8,543,682
                                                ==========

(b) Represents security purchased on a when issued basis.

 * Variable rate security. Rate presented represents rate in effect at December 31, 1998. Maturity date reflects next rate change date.

    AMBAC  AMBAC Indemnity Corp.
    AMT    Alternative Minimum Tax Paper
    ETM    Escrowed to Maturity
    FGIC   Financial Guaranty Insurance Corp.
    FOA    First of America
    FSA    Financial Security Assurance
    GO     General Obligation
    LOC    Letter of Credit
    MBIA   Municipal Bond Insurance Association
    PSF    Permanent School Fund

                       See Notes to Financial Statements.

                   THE KENT         MICHIGAN MUNICIPAL BOND FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS -- 98.3%
            MICHIGAN -- 95.8%
$1,465,000  Allegan Sanitary Sewer System,
            (AMT), 5.45%, 11/1/02...........  $  1,512,613
 2,000,000  Battle Creek Downtown
            Development Authority, Tax
            Increment Revenue, 6.90%,
            5/1/04..........................     2,230,000
 1,000,000  Bay City Electric Utility
            Revenue, 5.15%, 1/1/07 (Insured
            by AMBAC).......................     1,061,250
 2,450,000  Brighton Area School District,
            5.13%, 5/01/08, (Insured by
            FSA)............................     2,612,313
   290,000  Chippewa County Hospital Finance
            Authority, 4.40%, 11/1/99.......       291,073
   585,000  Chippewa County Hospital Finance
            Authority, 4.40%, 11/1/99.......       587,165
   260,000  Chippewa County Hospital Finance
            Authority, 4.60%, 11/1/00.......       261,950
 1,000,000  Chippewa Valley School District,
            GO, 6.38%, 5/1/05, Prerefunded
            5/1/01 @ 101.5 (Insured by
            FGIC)...........................     1,073,750
   745,000  Chippewa Valley School District,
            Series A, GO, 5.60%, 5/1/99.....       750,699
 1,700,000  Clintondale Community School
            District, GO, 4.65%, 5/1/03.....     1,755,250
 2,000,000  Dearborn School District, GO,
            6.63%, 5/1/09, Prerefunded
            5/1/00 @ 102 (Insured by
            MBIA)...........................     2,122,500
 1,000,000  Dearborn School District, GO,
            6.38%, 5/1/10, Prerefunded
            5/1/00 @ 102 (Insured by
            MBIA)...........................     1,058,750
   965,000  Dearborn Sewage Disposal System,
            6.90%, 4/1/02 (Insured by
            MBIA)...........................     1,053,056
   580,000  Detroit, Distributable State
            Aid, GO, 5.60%, 5/1/00 (Insured
            by AMBAC).......................       595,225
 1,000,000  Detroit, GO, 5.00%, 4/1/04
            (Insured by FGIC)...............     1,046,250
   750,000  Detroit, GO, 6.00%, 4/1/06
            (Insured by FGIC)...............       833,438
 1,570,000  Detroit, Local Development
            Finance Authority, Tax Increment
            Revenue, 5.25%, 5/1/07..........     1,660,275
 1,730,000  Dexter Community School
            District, GO, 6.25%, 5/1/07
            (Insured by FGIC)...............     1,976,525
 2,000,000  East China Township School
            District, GO, 6.00%, 5/1/02,
            Callable 5/1/01 @ 102...........     2,140,000
 1,000,000  Eastern Michigan University, GO,
            5.80%, 6/1/01 (Insured by
            AMBAC)..........................     1,047,500
   445,000  Farmington Hills Economic
            Development Corp. Revenue,
            Botsford Continuing Care, Series
            A, 5.10%, 2/15/04 (Insured by
            MBIA)...........................       467,250

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  470,000  Farmington Hills Economic
            Development Corp. Revenue,
            Botsford Continuing Care, Series
            A, 5.20%, 2/15/05
            (Insured by MBIA)...............  $    497,613
   465,000  Flint Hospital Building
            Authority, Hurley Medical
            Center, 4.00%, 7/1/99...........       465,037
 1,600,000  Flint Hospital Building
            Authority, Hurley Medical
            Center, Series A, 5.00%,
            7/1/03..........................     1,634,000
   305,000  Flint Hospital Building
            Authority, Hurley Medical
            Center, Series B, 4.00%,
            7/1/99..........................       305,024
   740,000  Grand Haven Area Public Schools,
            5.45%, 5/1/04 (Insured by MBIA),
            Prerefunded 5/1/03 @ 102........       800,798
   260,000  Grand Haven Area Public Schools,
            5.45%, 5/1/04 (Insured by MBIA),
            Callable 5/1/03 @ 102...........       278,486
 1,250,000  Greater Detroit Resource
            Recovery Authority, Series B,
            5.00%, 12/13/02 (Insured by
            AMBAC)..........................     1,301,563
 1,575,000  Hamilton Community Schools
            District, 5.50%, 5/1/07
            (Insured by FGIC)...............     1,716,750
 1,250,000  Huron Valley School District,
            GO, 7.10%, 5/1/08, Prerefunded
            5/1/01 @ 102 (Insured by
            FGIC)...........................     1,368,750
 1,810,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 4.95%, 5/15/02
            (Insured by MBIA)...............     1,871,088
 1,000,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 5.25%, 5/15/05
            (Insured by MBIA)...............     1,063,750
   750,000  Kalamazoo Hospital Finance
            Authority, Revenue, Bronson
            Methodist Hospital, 5.50%,
            5/15/08 (Insured by MBIA).......       817,500
 1,295,000  Kenowa Hills Public Schools, GO,
            5.50%, 5/1/05...................     1,401,838
   500,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 5.25%, 1/1/04...       526,250
   505,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 5.30%, 1/1/05...       534,038
   645,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 4.30%, 1/1/05
            (Insured by MBIA)...............       648,225

                                   Continued

                    THE KENT        MICHIGAN MUNICIPAL BOND FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,150,000  Kent Hospital Finance Authority,
            Butterworth Hospital, 4.90%,
            1/15/05.........................  $  1,193,125
 2,000,000  Lake Orion Community School
            District, GO, 6.20%, 5/1/04
            (Insured by AMBAC)..............     2,212,500
 2,375,055  Michigan Department of State
            Police Lease, 4.95%, 3/10/02
            (b).............................     2,392,868
 1,265,000  Michigan Higher Education
            Facility Authority, Thomas M
            Cooley Law School, 4.75%, 5/1/07
            (LOC: First of America).........     1,279,231
 1,000,000  Michigan Hospital Finance
            Authority, Sisters of Mercy,
            7.50%, 2/15/18, Prerefunded
            2/15/01 @ 102...................     1,097,500
 1,020,000  Michigan Municipal Bond
            Authority, Local Government Loan
            Program, Qualified School,
            6.35%, 5/15/01..................     1,081,200
 1,000,000  Michigan Municipal Bond
            Authority, Pooled Projects,
            Series B, 5.10%, 10/1/04........     1,057,500
 2,000,000  Michigan Municipal Bond
            Authority, State Revolving Fund,
            5.50%, 10/1/06..................     2,182,500
 1,500,000  Michigan Municipal Bond
            Authority, State Revolving Fund,
            Series A, 6.00%, 10/1/03........     1,633,125
 2,000,000  Michigan Public Power Agency,
            Belle River Project, Series A,
            5.30%, 1/1/00...................     2,033,800
   750,000  Michigan Public Power Agency,
            Belle River Project, Series A,
            5.70%, 1/1/03...................       799,688
 1,000,000  Michigan State Building
            Authority, Series II, 6.10%,
            10/1/01.........................     1,061,250
 3,000,000  Michigan State Comprehensive
            Transportation, Series B, 5.63%,
            5/15/03.........................     3,206,249
 1,855,000  Michigan State Hospital Finance
            Authority, Bay Medical Center,
            Series A, 5.38%, 7/1/06 (Insured
            by FSA).........................     1,989,488
 2,000,000  Michigan State Hospital Finance
            Authority, Daughters of Charity
            National Health System, 4.80%,
            11/1/17, Mandatory Put
            11/1/04 @ 100...................     2,077,500
   750,000  Michigan State Hospital Finance
            Authority, GO, Detroit Medical
            Center Group A, 5.00%, 8/15/04
            (Insured by AMBAC)..............       787,500
 2,000,000  Michigan State Hospital Finance
            Authority, Mclaren Obligated
            Group, Series A, 5.75%,
            10/15/03........................     2,142,500

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,500,000  Michigan State Hospital Finance
            Authority, Mercy Health
            Services, Series S, 6.00%,
            8/15/06.........................  $  1,661,250
 1,000,000  Michigan State Hospital Finance
            Authority, Sisters of Mercy
            Health Corp. Bond 1993, Series
            F, 4.60%, 8/15/02 (Insured by
            MBIA)...........................     1,023,750
 2,800,000  Michigan State Hospital Finance
            Authority, Sisters of Mercy
            Health Corp., Series J, 7.38%,
            2/15/11, Prerefunded 2/15/01 @
            102.............................     3,065,999
 1,000,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 5.00%, 5/15/05
            (Insured by AMBAC)..............     1,050,000
 2,680,000  Michigan State Housing
            Development Authority, Rental
            Housing Revenue, Series A,
            (AMT), 5.25%, 10/1/01 (Insured
            by MBIA)........................     2,757,049
 2,500,000  Michigan State Strategic Fund,
            5.05%*, 1/4/99 (LOC:
            Barclays).......................     2,500,000
 2,000,000  Michigan State Underground
            Storage, Tank Financial
            Assurance Authority, Series I,
            5.00%, 5/1/00 (Insured by
            AMBAC)..........................     2,037,500
 3,270,000  Michigan State Underground
            Storage, Tank Financial
            Assurance Authority, Series I,
            6.00%, 5/1/06 (Insured by
            AMBAC)..........................     3,637,874
   505,000  Michigan Strategic Fund, Clark
            Retirement Community Project,
            4.50%, 6/1/03...................       506,894
   520,000  Michigan Strategic Fund, Clark
            Retirement Community Project,
            4.60% 6/1/04....................       522,600
   610,000  Michigan Strategic Fund, Clark
            Retirement Community Project,
            4.85%, 6/1/07...................       613,050
   615,000  Michigan Strategic Fund, Hope
            Network Project, Series B,
            4.75%, 9/1/07 (LOC: First of
            America)........................       628,069
 1,000,000  Mount Clemens Community School
            District, GO, 6.60%, 5/1/20,
            Prerefunded 5/1/02 @ 102
            (Insured by MBIA)...............     1,107,500
 1,495,000  Oakland County Economic
            Development Corp., Boardwalk
            Shopping Center, 4.38%*, 2/25/99
            (LOC: NBD), Mandatory Put 7/1/03
            @ 100...........................     1,495,000
 1,080,000  Oakland County Economic
            Development Corp., Sugartree
            Shopping Center, 4.38%*, 2/25/99
            (LOC: NBD), Mandatory Put 7/1/03
            @ 100...........................     1,080,000

                                   Continued

                     THE KENT       MICHIGAN MUNICIPAL BOND FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  Oakland Washtenaw County
            Community College, 6.65%,
            5/1/11, Prerefunded 5/1/02 @
            100.............................  $  1,107,500
 3,000,000  Okemos Public School District,
            Series I, GO, 6.90%, 5/1/11,
            Prerefunded 5/1/01 @ 102........     3,269,999
 3,200,000  Plymouth-Canton Community School
            District, Series B, GO, 6.80%,
            5/1/17, Prerefunded 5/1/01 @
            101.............................     3,451,999
   735,000  Reeths-Puffer Schools, GO,
            6.75%, 5/1/01 (Insured by
            FGIC)...........................       784,613
   750,000  Reeths-Puffer Schools, GO,
            6.25%, 5/1/02 (Insured by
            FGIC)...........................       808,125
 2,000,000  Rockford Public Schools, GO,
            7.38%, 5/1/19, Prerefunded
            5/1/00 @ 101....................     2,122,500
 2,035,000  Walled Lake Consolidated School
            District, GO, 4.70%, 5/1/01.....     2,080,788
 2,235,000  Walled Lake Consolidated School
            District, GO, 4.80%, 5/1/02.....     2,307,638
 2,000,000  Walled Lake Consolidated School
            District, Series II, GO, 7.10%,
            5/1/05, Prerefunded 5/1/00 @
            102.............................     2,135,000
 1,025,000  Washtenaw Community College, GO,
            4.70%, 4/1/03 (Insured by
            FGIC)...........................     1,057,031
   550,000  Wayne County Downriver System
            Sewer Disposal, GO, 3.75%,
            5/1/99..........................       550,693
   550,000  Wayne County Downriver System
            Sewer Disposal, GO, 3.75%,
            5/1/00..........................       550,286
 1,750,000  Western Michigan University,
            Series A, 6.50%, 7/15/21,
            Prerefunded 7/15/01 @ 102
            (Insured by AMBAC)..............     1,903,125
 1,000,000  Western Townships Michigan
            Utilities Authority, Sewer
            Disposal System, 8.13%, 1/1/09,
            Callable 1/1/99 @ 102...........     1,020,000
 1,000,000  Wyandotte Electric Revenue,
            6.20%, 10/1/03 (Insured by
            MBIA)...........................     1,097,500

SHARES OR
PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
 1,150,000  Ypsilanti School District,
            4.50%, 5/1/00 (Insured by
            FGIC)...........................     1,165,813
                                              ------------
                                               118,694,211
                                              ------------
            PUERTO RICO -- 2.5%
 3,000,000  Puerto Rico Commonwealth Highway
            & Transportation Authority,
            Highway Revenue, Series X,
            4.90%, 7/1/01...................     3,078,750
                                              ------------
            TOTAL MUNICIPAL BONDS...........   121,772,961
                                              ------------
            (Cost $117,862,360)
INVESTMENT COMPANIES -- 0.5%
   655,493  Dreyfus Tax Exempt Money Market
            Fund............................       655,493
                                              ------------
            TOTAL INVESTMENT COMPANIES......       655,493
                                              ------------
            (Cost $655,493)
TOTAL INVESTMENTS -- 98.8%..................   122,428,454
(Cost $118,517,853)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.2%.......................     1,474,409
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $123,902,863
                                              ============

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $  3,921,381
       Unrealized depreciation...............       (10,780)
                                               ------------
       Net unrealized appreciation...........  $  3,910,601
                                               ============

(b) 144a security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Board of Trustees.

* Variable rate security. Rate presented represents rate in effect at December 31, 1998. Maturity date reflects next rate change date.

  AMBAC  AMBAC Indemnity Corp.
  AMT    Alternative Minimum Tax Paper
  FGIC   Financial Guaranty Insurance Corp.
  FSA    Financial Security Assurance
  GO     General Obligation
  LOC    Letter of Credit
  MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                    THE KENT        MONEY MARKET FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

 PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT                DESCRIPTION                COST
 ---------              -----------             ---------
BANK NOTES -- 2.9%
$ 5,000,000   First Union National Bank of
              North Carolina, 5.22%,
              2/26/99........................  $  5,000,000
  5,000,000   First Union National Bank of
              North Carolina, 5.11%,
              2/26/99........................     5,000,000
  5,000,000   First Union National Bank of
              North Carolina, 5.25%,
              9/17/99........................     5,000,000
  5,000,000   Morgan Guaranty Trust, 5.55%,
              2/4/99.........................     4,999,105
                                               ------------
              TOTAL BANK NOTES...............    19,999,105
                                               ------------
              (Cost $19,999,105)
BANKERS ACCEPTANCES -- 0.7%
  5,000,000   First Union National Bank of
              North Carolina, 5.00%,
              2/23/99........................     4,963,194
                                               ------------
              TOTAL BANKERS ACCEPTANCES......     4,963,194
                                               ------------
              (Cost $4,963,194)
CERTIFICATES OF DEPOSIT -- 3.6%
  5,000,000   Mellon Bank, 5.25%, 2/5/99.....     5,000,000
  5,000,000   Mellon Bank, 5.71%, 3/5/99.....     5,000,000
  5,000,000   Mellon Bank, 5.06%, 4/16/99....     5,000,000
  5,000,000   Mellon Bank, 4.85%, 4/19/99....     5,000,000
  5,000,000   Mellon Bank, 5.75%, 6/3/99.....     5,000,000
                                               ------------
              TOTAL CERTIFICATES OF
              DEPOSIT........................    25,000,000
                                               ------------
              (Cost $25,000,000)
COMMERCIAL PAPER -- 38.7%
  5,000,000   Bank of Nova Scotia, 5.65%,
              3/23/99........................     4,998,278
  5,000,000   BellSouth Telecommunications,
              5.10%, 2/12/99.................     4,970,250
  5,000,000   Cargill, Inc., 5.03%, 3/5/99...     4,955,988
  5,000,000   Cargill, Inc., 4.98%,
              3/18/99........................     4,947,433
  5,000,000   Commerzbank AG, 5.47%,
              1/11/99........................     4,992,403
 30,000,000   Commonwealth Bank of Australia,
              5.25%, 1/4/99..................    29,986,876
  5,000,000   DaimlerChrysler, 5.25%,
              2/23/99........................     4,961,354
  5,000,000   DaimlerChrysler, 5.00%,
              4/22/99........................     4,922,917
  5,000,000   Deere & Co., 5.31%, 1/22/99....     4,984,513
  5,000,000   Deere & Co., 5.01%, 3/26/99....     4,941,550
  5,000,000   Deutsche Bank Financial, 5.80%,
              1/5/99.........................     4,996,778
  5,000,000   Dresdner US Finance, 5.23%,
              2/16/99........................     4,966,586
  5,000,000   Dresdner US Finance, 5.26%,
              2/18/99........................     4,964,933
  5,000,000   E.I. du Pont de Nemours & Co.,
              5.12%, 1/15/99.................     4,990,044
  5,000,000   E.I. du Pont de Nemours & Co.,
              5.07%, 1/27/99.................     4,981,692
  5,000,000   First Union National Bank of
              North Carolina, 4.87%,
              5/13/99........................     4,910,717

 PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT                DESCRIPTION                COST
 ---------              -----------             ---------
COMMERCIAL PAPER (CONTINUED)
$ 5,000,000   Ford Motor Credit Corp., 5.40%,
              1/8/99.........................  $  4,994,749
  5,000,000   Ford Motor Credit Corp., 5.15%,
              1/19/99........................     4,987,125
  5,000,000   Ford Motor Credit Corp., 5.09%,
              1/28/99........................     4,980,913
  5,000,000   Ford Motor Credit Corp., 5.05%,
              2/3/99.........................     4,976,854
  5,000,000   General Electric Capital Corp.,
              5.45%, 2/22/99.................     4,960,639
  5,000,000   General Electric Capital Corp.,
              5.08%, 2/26/99.................     4,960,489
  5,000,000   General Electric Capital Corp.,
              5.04%, 3/18/99.................     4,946,800
  5,000,000   General Electric Capital Corp.,
              5.06%, 3/19/99.................     4,945,886
  5,000,000   General Motors Acceptance
              Corp., 5.29%, 1/21/99..........     4,985,306
  5,000,000   General Motors Acceptance
              Corp., 5.39%, 1/26/99..........     4,981,285
  5,000,000   General Motors Acceptance
              Corp., 5.44%, 1/26/99..........     4,981,111
  5,000,000   General Motors Acceptance
              Corp., 5.18%, 2/3/99...........     4,976,258
  5,000,000   H.J. Heinz Co., 5.13%,
              1/29/99........................     4,980,050
  5,000,000   Household Finance, 5.10%,
              1/4/99.........................     4,997,875
  5,000,000   Household Finance, 5.38%,
              1/21/99........................     4,985,056
  4,230,000   Motorola Credit Corp., 5.20%,
              2/19/99........................     4,200,061
  5,000,000   Motorola Credit Corp., 5.00%,
              2/26/99........................     4,961,111
  5,000,000   National Australia Funding,
              5.18%, 1/4/99..................     4,997,842
 10,000,000   National Australia Funding,
              5.05%, 3/2/99..................     9,915,833
  5,000,000   Panasonic, 5.10%, 1/26/99......     4,982,292
    989,000   Shell Oil Co., 5.00%, 1/4/99...       988,588
  5,000,000   Societe Generale North America,
              5.42%, 1/12/99.................     4,991,719
  5,000,000   Sony Capital Corp., 5.25%,
              1/12/99........................     4,991,978
  5,000,000   Sony Capital Corp., 5.20%,
              1/25/99........................     4,982,666
  5,000,000   Sony Capital Corp., 5.20%,
              1/29/99........................     4,979,778
  6,250,000   Toronto Dominion, 4.70%,
              4/14/99........................     6,165,955
  5,000,000   Toyota Motor Credit Corp.,
              5.03%, 3/5/99..................     4,955,988
 15,000,000   Walt Disney Co., 5.00%.
              1/6/99.........................    14,989,584
  5,000,000   Walt Disney Co., 5.05%,
              2/5/99.........................     4,975,451
 10,000,000   Xerox Credit Corp., 5.00%,
              1/5/99.........................     9,994,444
                                               ------------
              TOTAL COMMERCIAL PAPER.........   270,185,998
                                               ------------
              (Cost $270,185,998)

                                   Continued

                   THE KENT         MONEY MARKET FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

 PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT                DESCRIPTION                COST
 ---------              -----------             ---------
CORPORATE NOTES & BONDS -- 1.1%
$ 7,825,000   General Motors Acceptance
              Corp., 6.15%, 9/20/99..........  $  7,884,530
                                               ------------
              TOTAL CORPORATE NOTES &
              BONDS..........................     7,884,530
                                               ------------
              (Cost $7,884,530)
DEMAND NOTES -- 24.3%
  4,000,000   Adena Health System, 5.56%*,
              1/7/99.........................     4,000,000
  8,000,000   American Healthcare Funding
              L.L.C., 5.70%*, 1/6/99 (LOC:
              LaSalle National Bank).........     8,000,000
  4,000,000   American Mfg. Co., Inc., Series
              1997, 5.50%*, 1/7/99 (LOC:
              Mellon Bank)...................     4,000,000
  7,500,000   Arboretum Properties L.L.C.,
              5.56%*, 1/6/99 (LOC: Michigan
              National Bank).................     7,500,000
  2,900,000   Buckeye Corrugated, Inc.,
              5.56%*, 1/6/99 (LOC:
              Keybank).......................     2,900,000
  8,159,000   Capital One Funding Corp.,
              5.57%*, 1/7/99.................     8,159,000
  4,400,000   City of Cloquet, Minnesota
              Taxable Industrial Bond, Series
              1996B, 5.70%*, 1/6/99 (LOC:
              Credit Suisse).................     4,400,000
  3,920,000   Excel Health Services, Inc.,
              5.56%*, 1/7/99.................     3,920,000
  4,830,000   First Metro Title Co., 5.56%*,
              1/7/99 (LOC: Michigan National
              Bank)..........................     4,830,000
  6,565,000   GTB Properties L.L.C., 5.80%*,
              1/7/99.........................     6,565,000
  4,565,000   Harry W. Albright, Jr., 5.58%*,
              1/7/99.........................     4,565,000
  3,450,000   HWP Co., Ltd. Project, 5.30%*,
              1/7/99 (LOC: National City Bank
              Cleveland, Ohio)...............     3,450,000
  3,450,000   Idaho Associates L.L.C.,
              5.70%*, 1/6/99 (LOC: LaSalle
              National Bank).................     3,450,000
  5,010,000   Jackson Tube Service, Inc.,
              5.56%*, 1/6/99.................     5,010,000
  5,000,000   Jefferson County, Kentucky,
              5.34%*, 1/7/99 (LOC: Bank One
              Kentucky)......................     5,000,000
 11,520,000   Katz Capital Corp., 5.68%*,
              1/7/99 (LOC: Citizens Bank)....    11,520,000
  4,445,000   Labelle Capital Funding L.L.C.,
              5.58%*, 1/7/99 (LOC: First of
              America Bank -- Michigan)......     4,445,000
  1,575,000   Laird's Auto Glass & Trim,
              Inc., 5.25%*, 1/7/99 (LOC:
              Michigan National Bank)........     1,575,000

 PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT                DESCRIPTION                COST
 ---------              -----------             ---------
DEMAND NOTES (CONTINUED)
$ 3,920,000   Macroe Properties, Inc.,
              5.58%*, 1/7/99 (LOC: Huntington
              Bank)..........................  $  3,920,000
  1,300,000   Michigan State Strategic Fund,
              Ltd., 5.65%*, 1/6/99...........     1,300,000
  5,000,000   Mississippi Business Finance
              Corp., 5.70%*, 1/6/99 (LOC:
              First National Bank of
              Chicago).......................     5,000,000
  5,000,000   Nationsbank Corp., 5.44%*,
              11/18/99.......................     4,999,356
  6,000,000   Nationsbank Corp., 5.27%*,
              4/1/99.........................     6,009,717
  8,385,000   Ordeal Properties L.L.C.,
              5.56%*, 1/6/99 (LOC:
              Keybank).......................     8,385,000
  2,420,000   Patt's Enterprises L.L.C.,
              5.58%*, 1/7/99 (LOC: Huntington
              National Bank).................     2,420,000
  4,860,000   PRA at Glenwood Hills
              Corporate, Centre Limited
              Liability Co., 5.27%*, 1/7/99
              (LOC: First of America Bank --
              Michigan)......................     4,860,000
  8,350,000   PRD Finance L.L.C., 5.27%*,
              1/7/99 (LOC: First of America
              Bank -- Michigan)..............     8,350,000
  5,140,000   Reynolds Road Fitness Center,
              Inc., 5.50%*, 1/6/99 (LOC:
              Fifth Third Bank)..............     5,140,000
  3,000,000   Royal Town Center L.L.C.
              Project, 5.56%*, 1/7/99 (LOC:
              Comerica Bank).................     3,000,000
  2,625,000   Rumpf Development Ltd., 5.56%*,
              1/6/99 (LOC: Keybank)..........     2,625,000
  5,000,000   Sheperd Capital L.L.C., 5.58%*,
              1/7/99 (LOC: Comerica Bank)....     5,000,000
  1,900,000   South Bend MAC, L.P., 5.65%*,
              1/6/99 (LOC: LaSalle National
              Bank)..........................     1,900,000
  1,075,000   The Economic Development Corp.
              of the County of Marquette,
              Pioneer Laboratories, Inc.
              Project, 5.80%*, 1/6/99 (LOC:
              NBD Bank)......................     1,075,000
  4,000,000   Village of Glendale Heights,
              Illinois, 5.57%*, 1/7/99.......     4,000,000
  3,020,000   White Mountain Imaging, 5.56%*,
              1/6/99 (LOC: Keybank)..........     3,020,000
  5,275,000   Zeigler Realty L.L.C, 5.58%*,
              1/7/99 (LOC: First of America
              Bank -- Michigan)..............     5,275,000
                                               ------------
              TOTAL DEMAND NOTES.............   169,568,073
                                               ------------
              (Cost $169,568,073)

                                   Continued

                    THE KENT        MONEY MARKET FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

 PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT                DESCRIPTION                COST
 ---------              -----------             ---------
EURO CERTIFICATES OF DEPOSIT -- 0.7%
$ 5,000,000   Commerzbank AG, 5.42%,
              2/16/99........................  $  5,000,125
                                               ------------
              TOTAL EURO CERTIFICATES OF
              DEPOSIT........................     5,000,125
                                               ------------
              (Cost $5,000,125)
FUNDING AGREEMENTS -- 4.3%
  5,000,000   Allstate Financial Corp.,
              5.29%*, 1/4/99 (b).............     5,000,000
  5,000,000   Allstate Financial Corp.,
              5.29%*, 1/4/99 (b).............     5,000,000
 20,000,000   General American Life Insurance
              Co., 5.24%*, 1/4/99............    20,000,000
                                               ------------
              TOTAL FUNDING AGREEMENTS.......    30,000,000
                                               ------------
              (Cost $30,000,000)
YANKEE CERTIFICATES OF DEPOSIT -- 17.4%
  5,000,000   Bank of New York, 5.50%,
              2/17/99........................     4,998,092
  5,000,000   Bank of Nova Scotia, 5.33%,
              1/11/99........................     5,000,000
  5,000,000   Bank of Nova Scotia, 5.21%,
              11/25/99.......................     5,000,000
  5,000,000   Bank of Nova Scotia, 5.23%,
              2/4/99.........................     5,000,000
  5,000,000   Bank of Nova Scotia, 5.08%,
              3/29/99........................     5,000,000
  5,000,000   Barclays Bank PLC, 5.65%,
              3/2/99.........................     4,999,567
  5,000,000   Bayerische Landesbank, 5.70%,
              5/21/99........................     5,011,136
  5,000,000   Canadian Imperial Bank of
              Commerce, 5.55%, 2/10/99.......     4,999,132
  5,000,000   Canadian Imperial Bank of
              Commerce, 5.31%, 3/16/99.......     4,999,900
  5,000,000   Canadian Imperial Bank of
              Commerce, 4.87%, 4/21/99.......     5,000,298
  5,000,000   Commerzbank AG, 5.65%,
              2/26/99........................     4,999,089
  4,000,000   Commerzbank AG, 5.67%,
              3/5/99.........................     3,999,427
  5,000,000   Credit Agricole Indosuez,
              5.71%, 1/7/99..................     4,999,887

 SHARES OR
 PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT                DESCRIPTION                COST
 ---------              -----------             ---------
YANKEE CERTIFICATES OF DEPOSIT (CONTINUED)
$ 5,000,000   Credit Agricole Indosuez,
              5.66%, 3/3/99..................  $  4,999,674
  5,000,000   Credit Agricole Indosuez,
              5.73%, 4/16/99.................     4,999,177
  5,000,000   Credit Agricole Indosuez,
              5.78%, 5/14/99.................     5,010,528
  7,000,000   Deutche Bank, 5.74%, 4/27/99...     7,006,443
  5,000,000   Dresdner US Finance, 5.45%,
              1/6/99.........................     5,000,000
  5,000,000   Dresdner US Finance, 5.33%,
              3/11/99........................     5,000,057
  5,000,000   Rabobank, 5.69%, 4/16/99.......     4,999,311
  5,000,000   Societe Generale, 5.70%,
              3/23/99........................     4,999,468
  5,000,000   Societe Generale, 5.77%,
              4/19/99........................     4,999,451
  5,000,000   Swiss Bank, 5.74%, 6/11/99.....     4,999,789
  5,000,000   Toronto Dominion, 5.26%,
              2/1/99.........................     5,000,128
                                               ------------
              TOTAL YANKEE CERTIFICATES OF
              DEPOSIT........................   121,020,554
                                               ------------
              (Cost $121,020,554)
INVESTMENT COMPANIES -- 5.8%
    660,852   Dreyfus Cash Management Money
              Market Fund....................       660,852
 39,664,114   Federated Prime Value
              Obligations Money Market
              Fund...........................    39,664,114
                                               ------------
              TOTAL INVESTMENT COMPANIES.....    40,324,966
                                               ------------
              (Cost $40,324,966)
TOTAL INVESTMENTS -- 99.5%...................   693,946,545
                      (Cost $693,946,545) (a)
OTHER ASSETS IN EXCESS OF LIABILITIES 0.5%...     3,181,074
                                               ------------
TOTAL NET ASSETS -- 100.0%...................  $697,127,619
                                               ============

---------------

(a) Cost for federal income tax and financial reporting purposes is the same.

(b) Illiquid security.

* Variable rate security. Rate presented represents rate in effect at December 31, 1998. Maturity date reflects next rate change date.

LOC
      Letter of Credit
PLC
      Public Limited Company

                       See Notes to Financial Statements.

                    THE KENT        MICHIGAN MUNICIPAL MONEY MARKET FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS -- 86.3%
            MICHIGAN -- 82.2%
$5,000,000  City of Dearborn Economic
            Development Corp., Henry Ford
            Village, 4.10%*, 1/7/99, (LOC:
            Comerica).......................  $  5,000,000
   950,000  Clinton Township Economic
            Development Corp., Pointe
            Village Square, (AMT), 3.90%,
            2/1/99, (LOC: FOA)..............       950,000
   760,000  De Witt Michigan Public Schools,
            QSBLF, 3.50%, 5/1/99, (Insured
            by FSA).........................       760,000
 1,200,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series D,
            5.00%*, 1/4/99, (LOC: Credit
            Suisse).........................     1,200,000
 2,300,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series F,
            5.00%*, 1/4/99, (LOC: Bank of
            Nova Scotia)....................     2,300,000
 7,700,000  Detroit Michigan City School
            District, 4.50%, 7/1/99.........     7,731,290
   500,000  Detroit Michigan Downtown
            Development Authority Tax
            Increment, Project A, 3.60%,
            7/1/99, (Insured by MBIA).......       500,000
 1,300,000  Detroit Michigan Sewage
            Disposal, 7.18%, 7/1/99,
            Prerefunded 7/1/99 @ 101.50,
            (Insured by MBIA)...............     1,341,636
   700,000  Dexter Michigan Community
            Schools, QSBLF, 3.80%, 5/1/99,
            (Insured by FGIC)...............       700,000
   365,000  Farmington Hills Michigan
            Education, Marketing Displays,
            (AMT), 3.80%, 3/1/99, (LOC:
            Comerica Bank)..................       365,000
 5,810,000  Garden City Michigan Hospital,
            4.05%*, 1/7/99, (LOC: FOA)......     5,810,000
 7,000,000  Genesee County Economic
            Development Corp., Rue
            Properties, (AMT), 4.20%*,
            1/7/99, (LOC: Nationsbank)......     7,000,000
 3,000,000  Kalamazoo Michigan City School
            District, 3.75%, 9/16/99, (LOC:
            National City)..................     3,007,166
 1,000,000  Kent County Hospital Authority,
            Butterworth Hospital, 7.25%,
            1/15/12, Prerefunded
            1/15/00 @ 102...................     1,061,324

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$2,060,000  Leelanau County Economic
            Development Corp., American
            Mutual Insurance Co., 3.25%*,
            6/15/99, (LOC: FOA).............  $  2,060,000
 4,500,000  Lenawee County Economic
            Development Corp., Rima Mfg. Co.
            Project, (AMT), 4.20%*, 1/7/99,
            (LOC: Keybank)..................     4,500,000
   390,000  Livonia County Economic
            Development Corp., American
            Community Mutual Insurance Co.,
            3.25%*, 5/15/99, (LOC: FOA).....       390,000
 1,400,000  Marquette County Economic
            Development Corp., Pioneer Labs,
            Inc., (AMT), 4.00%*, 1/6/99,
            (LOC: NBD Bank).................     1,400,000
 1,800,000  Meridian Michigan Economic
            Development Corp., Hannah
            Technology, 3.50%*, 1/15/99,
            (LOC: Comerica Bank)............     1,800,000
 2,520,000  Michigan Municipal Bond
            Authority, 4.50%, 8/27/99, (LOC:
            Comerica).......................     2,534,263
 6,000,000  Michigan Municipal Bond
            Authority, 4.25%, 8/27/99, (LOC:
            Bank of Nova Scotia)............     6,025,274
 8,000,000  Michigan Municipal Bond
            Authority, School Loan, 3.50%,
            12/1/99.........................     8,042,881
 1,000,000  Michigan Municipal Bond
            Authority, Local Government Loan
            Program, Series B, 6.90%, 5/1/99
            (Insured by FGIC)...............     1,010,272
 3,500,000  Michigan Municipal Bond
            Authority, Series B-1, 4.50%,
            7/2/99..........................     3,515,148
 3,500,000  Michigan Municipal Bond
            Authority, Series D-1, 4.25%,
            8/27/99.........................     3,518,776
 1,000,000  Michigan State Building
            Authority, Series 1, 4.20%,
            10/1/99, (Insured by AMBAC).....     1,005,970
 1,000,000  Michigan State Comprehensive
            Transportation, Series B, 5.10%,
            5/15/99.........................     1,004,787
 1,060,000  Michigan State Hospital Finance
            Authority, Sisters of Mercy
            Health Corp., Series J, 7.15%,
            2/15/99.........................     1,064,398

                                   Continued

                      THE KENT      MICHIGAN MUNICIPAL MONEY MARKET FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$2,500,000  Michigan State Hospital Finance
            Authority, St. Mary's Hospital
            of Livonia, Series A, 3.95%*,
            1/6/99, (LOC: Comerica Bank)....  $  2,500,000
 3,000,000  Michigan State Housing
            Development Authority, Canton
            Club East, (AMT), 4.15%*,
            1/7/99, (LOC: Keybank)..........     3,000,000
 1,650,000  Michigan State Housing
            Development Authority, Laurel
            Valley, 4.05%*, 1/6/99, (LOC:
            Wachovia).......................     1,650,000
 1,500,000  Michigan State Housing
            Development Authority, Limited
            Obligation Revenue, Pine Ridge,
            4.00%*, 1/6/99, (LOC:
            Wachovia).......................     1,500,000
 1,190,000  Michigan State Housing
            Development Authority, Series B,
            (AMT), 3.00%, 12/1/99...........     1,190,000
 1,300,000  Michigan State Housing
            Development Authority, Woodland
            Meadows, (AMT), 4.00%*, 1/6/99,
            (LOC: Union Bank of
            Switzerland)....................     1,300,000
 3,300,000  Michigan State Job Development
            Authority, BASF Wyandotte,
            3.67%*, 1/7/99, (LOC: Bayerische
            Landesbank).....................     3,300,000
 6,900,000  Michigan State Strategic Fund,
            Detroit Edison, 5.05%*, 1/4/99,
            (LOC: Barclays).................     6,900,000
 2,300,000  Michigan State Strategic Fund,
            Jedco Inc., 4.20%*, 1/7/99,
            (LOC: NBD Bank).................     2,300,000
 3,000,000  Michigan State Strategic Fund,
            Van Andel Research Project,
            4.15%*, 1/7/99, (LOC: Michigan
            National Bank)..................     3,000,000
 2,700,000  Michigan State Strategic Fund,
            AACOA Extrusions, Inc., (AMT),
            4.20%*, 1/6/99, (LOC: NBD
            Bank)...........................     2,700,000
 2,510,000  Michigan State Strategic Fund,
            Atmosphere Annealing, (AMT),
            4.20%*, 1/7/99, (LOC: FOA)......     2,510,000
 1,160,000  Michigan State Strategic Fund,
            B.K. Hardwoods, (AMT), 4.20%*,
            1/7/99, (LOC: Huntington
            Bank)...........................     1,160,000
 4,035,000  Michigan State Strategic Fund,
            Banks Hardwoods, Inc., (AMT),
            4.15%*, 1/7/99, (LOC: Bank
            One)............................     4,035,000

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,900,000  Michigan State Strategic Fund,
            Besser International Sales Inc.
            Project, (AMT), 4.20%*, 1/6/99,
            (LOC: NBD Bank).................  $  1,900,000
 3,200,000  Michigan State Strategic Fund,
            Bloomfield Valley Properties,
            3.40%*, 1/4/99, (LOC: Charter
            One)............................     3,200,000
 3,700,000  Michigan State Strategic Fund,
            Brazing Concepts Co., (AMT),
            4.20%*, 1/6/99, (LOC: NBD
            Bank)...........................     3,700,000
 1,500,000  Michigan State Strategic Fund,
            C-1, (AMT), 4.15%*, 1/6/99,
            (LOC: Comerica Bank)............     1,500,000
 1,000,000  Michigan State Strategic Fund,
            C-Tec Inc. Project, (AMT),
            4.10%*, 1/6/99, (LOC: Suntrust
            Bank)...........................     1,000,000
 2,000,000  Michigan State Strategic Fund,
            Camac LLC, (AMT), 4.20%*,
            1/6/99, (LOC: NBD Bank).........     2,000,000
 1,200,000  Michigan State Strategic Fund,
            Consumers Power, 5.10%*, 1/4/99,
            (LOC: Union Bank of
            Switzerland)....................     1,200,000
 1,875,000  Michigan State Strategic Fund,
            Cyberplast, (AMT), 4.15%*,
            1/7/99, (LOC: NBD Bank).........     1,875,000
 5,000,000  Michigan State Strategic Fund,
            Dawnbreakers LLC, (AMT), 4.20%*,
            1/7/99, (LOC: National City
            Bank)...........................     5,000,000
 2,500,000  Michigan State Strategic Fund,
            Donnelley Corp., Series B,
            (AMT), 3.75%*, 4/1/99, (LOC:
            Dresdner Bank)..................     2,500,000
 5,000,000  Michigan State Strategic Fund,
            Dow Chemical Co. Project, (AMT),
            5.10%*, 1/4/99..................     5,000,000
 1,000,000  Michigan State Strategic Fund,
            Dow Chemical Co. Project,
            5.15%*, 1/4/99..................     1,000,000
 1,170,000  Michigan State Strategic Fund,
            Enviromental Powder Co., (AMT),
            4.20%*, 1/7/99, (LOC: Michigan
            National Bank)..................     1,170,000
 1,000,000  Michigan State Strategic Fund,
            Equad Project, (AMT), 4.20%*,
            1/7/99, (LOC: Huntington
            Bank)...........................     1,000,000

                                   Continued

                     THE KENT       MICHIGAN MUNICIPAL MONEY MARKET FUND
                     FUNDS          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  750,000  Michigan State Strategic Fund,
            Focus Hope Group, 3.65%,
            10/1/99, (LOC: Michigan National
            Bank)...........................  $    750,000
 1,405,000  Michigan State Strategic Fund,
            Gollin Block & Supply Co.,
            (AMT), 4.00%*, 1/6/99, (LOC:
            Northern Trust).................     1,404,987
 1,510,000  Michigan State Strategic Fund,
            Hamilton Industrial Products,
            Inc. Project, (AMT), 4.20%*,
            1/7/99, (LOC: National Australia
            Bank)...........................     1,510,000
 1,715,000  Michigan State Strategic Fund,
            I.V.C. Industrial Coatings,
            Inc., (AMT), 4.15%*, 1/6/99,
            (LOC: Bank One).................     1,715,000
 1,700,000  Michigan State Strategic Fund,
            Industrial Development, Kinder
            Care, 4.15%*, 1/6/99............     1,700,000
   235,000  Michigan State Strategic Fund,
            Kazoo, Inc. Project, (AMT),
            3.70%*, 3/15/99, (LOC: FOA).....       235,000
 3,005,000  Michigan State Strategic Fund,
            Kerkstra Precast Project (AMT),
            4.20%*, 1/7/99, (LOC: Huntington
            Bank)...........................     3,005,000
 1,500,000  Michigan State Strategic Fund,
            Kerkstra, (AMT), 4.20%*, 1/6/99,
            (LOC: Huntington Bank)..........     1,500,000
 1,320,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            John A. Biewer Co. Project,
            (AMT), 3.25%*, 3/1/99, (LOC:
            Michigan National Bank).........     1,320,000
   960,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Autocam Corp., (AMT), 4.20%*,
            1/7/99, (LOC: Comerica Bank)....       960,000
 2,500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Cincinnati Milacron, (AMT),
            4.20%*, 1/6/99, (LOC: PNC
            Bank)...........................     2,500,000
 1,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Dickinson Press, Inc. Project,
            (AMT), 4.20%*, 1/7/99, (LOC:
            Huntington Bank)................     1,000,000
 2,500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Donnelly Corp., (AMT), 4.25%*,
            1/6/99, (LOC: Dresdner Bank)....     2,500,000
 4,615,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, JB
            Labratoriess, Inc., (AMT),
            4.20%*, 1/7/99, (LOC: Huntington
            Bank)...........................     4,615,000

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  295,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Kay
            Screen Printing, (AMT), 4.25%*,
            1/7/99, (LOC: Manufacturers
            Bank)...........................  $    295,000
   940,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Kay
            Screen Printing, (AMT), 4.25%*,
            1/7/99, (LOC: Comercia Bank)....       940,000
 3,025,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Midbrook Products, Inc. Project,
            (AMT), 4.20%*, 1/7/99, (LOC:
            Comerica Bank)..................     3,025,000
   715,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Patten Monument, (AMT), 4.20%,
            1/7/99, (LOC: Huntington
            Bank)...........................       715,000
 1,600,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Pilot Industries, (AMT), 4.30%*,
            1/7/99, (LOC: NBD Bank).........     1,600,000
   915,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Stephenson Land, (AMT), 4.20%*,
            1/7/99, (LOC: Comerica Bank)....       915,000
   500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Tawas Bay Associates, (AMT),
            3.25%, 6/1/99, (LOC: FOA).......       500,000
   455,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Tom
            Miller, Inc., (AMT), 4.15%*,
            1/6/99, (LOC: First Union)......       455,000
 1,840,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Wayne Disposal Project, (AMT),
            4.15%*, 1/6/99, (LOC: Comerica
            Bank)...........................     1,840,000
 4,000,000  Michigan State Strategic Fund,
            Middleville Tool & Die Project,
            (AMT), 4.20%*, 1/6/99, (LOC: NBD
            Bank)...........................     4,000,000
   765,000  Michigan State Strategic Fund,
            Molmec, Inc., (AMT), 4.20%*,
            1/7/99, (LOC: Comerica Bank)....       765,000
 1,000,000  Michigan State Strategic Fund,
            Northern Pure Ice Co. Project,
            (AMT), 4.00%*, 1/6/99, (LOC:
            National Australia Bank)........     1,000,000

                                   Continued

                      THE KENT      MICHIGAN MUNICIPAL MONEY MARKET FUND
                      FUNDS         SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  Michigan State Strategic Fund,
            NSF International Project,
            Series 1997B, 3.75%*, 1/6/99,
            (LOC: FOA)......................  $  1,000,000
 1,685,000  Michigan State Strategic Fund,
            Omni Technical Services, Inc.,
            (AMT), 4.20%*, 1/7/99, (LOC:
            FOA)............................     1,685,000
 2,000,000  Michigan State Strategic Fund,
            Phipps Emmett Assoc., (AMT),
            4.15%*, 1/6/99, (LOC: National
            Australia Bank).................     2,000,000
   865,000  Michigan State Strategic Fund,
            Plascore, Inc., (AMT), 4.20%*,
            1/7/99, (LOC: First Michigan
            Bank)...........................       865,000
 5,700,000  Michigan State Strategic Fund,
            Rochester Gear Project, (AMT),
            4.20%*, 1/6/99, (LOC: Comerica
            Bank)...........................     5,700,000
11,900,000  Michigan State Strategic Fund,
            Solid Waste Disposal, Grayling
            Generating Project, (AMT),
            4.15%*, 1/6/99, (LOC: Barclays
            Bank)...........................    11,900,001
 2,120,000  Michigan State Strategic Fund,
            Sunrise Windows Ltd. Project,
            (AMT), 4.20%*, 1/6/99 (LOC:
            Keybank)........................     2,120,000
 1,000,000  Michigan State Strategic Fund,
            Thompson Family Holdings, (AMT),
            4.20%*, 1/7/99, (LOC: FOA)......     1,000,000
 2,800,000  Michigan State Strategic Fund,
            United Waste System, (AMT),
            4.05%*, 1/6/99, (LOC: Bank of
            America)........................     2,800,000
 1,075,000  Michigan State Strategic Fund,
            Wright -- Technology, Inc.,
            Series 1997, (AMT), 4.20%*,
            1/7/99, (LOC: FOA)..............     1,075,000
 2,000,000  Michigan State Strategic Fund,
            Xibitz, Inc. Project, (AMT),
            4.20%*, 1/6/99, (LOC: NBD
            Bank)...........................     2,000,000
 1,000,000  Michigan State Trunk Line,
            4.70%, 11/15/99, (Insured by
            FGIC)...........................     1,014,046
10,000,000  Midland County Economic
            Development Corp., Limited
            Obligation Revenue, Dow Chemical
            Project, Series A, (AMT),
            5.15%*, 1/4/99..................    10,000,001

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$4,300,000  Oakland County Economic
            Development Corp., V & M Corp.,
            (AMT), 4.20%*, 1/6/99, (LOC: NBD
            Bank)...........................  $  4,300,000
 3,000,000  Oakland County Economic
            Development Corp., Cranbrook
            Community, 4.05%*, 1/7/99, (LOC:
            SPA Comerica Bank)..............     3,000,000
   675,000  Oakland County Economic
            Development Corp., Orchard Maple
            Project, 3.65%*, 5/15/99, (LOC:
            FOA)............................       675,000
   675,000  Oakland County Michigan Building
            Authority, West Wing Extension,
            5.10%, 9/1/99...................       682,867
   280,000  Rochester Hills Economic
            Development Corp., BRG Assoc.,
            3.40%*, 6/1/99, (LOC: Comerica
            Bank)...........................       280,000
 1,200,000  Scio Township Economic
            Development Corp., Daycroft
            School Project, 3.75%*, 1/7/99,
            (LOC: National Australia
            Bank)...........................     1,200,000
 1,070,000  St. Clair Shores, Michigan
            Education, Borman's, Inc.
            Project, (AMT), 3.50%*, 4/15/99,
            (LOC: Michigan National Bank)...     1,070,000
   590,000  Standish-Sterling Michigan
            Community Schools QSBLF, 4.25%,
            5/1/99, (Insured by FGIC).......       592,395
 3,100,000  University of Michigan Hospital
            Revenue, 5.15%*, 1/4/99.........     3,100,000
 2,000,000  University of Michigan Hospital
            Revenue, Series A, 5.15%*,
            1/4/99..........................     2,000,000
 1,300,000  University of Michigan Hospital
            Revenue, Series A, 5.15%*,
            1/4/99..........................     1,300,000
 6,625,000  University of Michigan
            University Revenue, 5.15%*,
            1/4/99..........................     6,625,000
 3,075,000  University of Michigan, Medical
            Service Plan, Series A, 5.15%*,
            1/4/99..........................     3,075,000
 1,740,000  Warren Economic Development
            Corp., CMX Corp. Project, (AMT),
            3.70%*, 3/15/99, (LOC: FOA).....     1,740,000
 1,120,000  Warren Economic Development
            Corp., Cross Country Inn, (AMT),
            3.65%, 5/1/99, (LOC: Huntington
            Bank)...........................     1,120,000
   525,000  Warren Economic Development
            Corp., Limited Obligation
            Revenue, Elias Brothers, (AMT),
            3.40%, 6/1/99, (LOC: Comercia
            Bank)...........................       525,000

                                   Continued

                   THE KENT         MICHIGAN MUNICIPAL MONEY MARKET FUND
                   FUNDS            SCHEDULE OF PORTFOLIO INVESTMENTS
                                    (CONTINUED)
                                    DECEMBER 31, 1998

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$4,410,000  Wayne County Airport, Detroit
            Airport, Series A, (AMT),
            4.15%*, 1/6/99, (LOC: Baerische
            Landesbank).....................  $  4,410,000
 2,000,000  Whitmore Lake Michigan Public
            School District, 4.50%,
            6/30/99.........................     2,004,741
                                              ------------
                                               266,312,223
                                              ------------
            PUERTO RICO -- 4.1%
 4,695,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Abbott Labs, 3.55%*, 3/1/99.....     4,695,000
 4,200,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Merck, 2.90%*, 6/1/99...........     4,200,000
 4,250,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Reynolds Metal, 3.80%*, 9/1/99,
            (LOC: ABN/Amro).................     4,250,783
                                              ------------
                                                13,145,783
                                              ------------
            TOTAL MUNICIPAL BONDS...........   279,458,006
                                              ------------
            (Cost $279,458,006)
TAX FREE COMMERCIAL PAPER -- 13.2%
            MICHIGAN -- 13.2%
 4,800,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series A,
            2.85%*, 1/5/99, (LOC: Morgan
            Guaranty).......................     4,800,000
 3,600,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series A,
            2.90%*, 1/6/99, (LOC: Morgan
            Guaranty).......................     3,600,000
 4,390,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series B,
            3.05%*, 1/7/99, (LOC: Union Bank
            of Switzerland).................     4,390,000

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
TAX FREE COMMERCIAL PAPER (CONTINUED)
            MICHIGAN (CONTINUED)
$3,000,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series B,
            2.85%*, 1/11/99, (LOC: Union
            Bank of Switzerland)............  $  3,000,000
 6,500,000  Michigan State Builders, 3.30%,
            2/9/99, (LOC: CIBC).............     6,500,000
 8,050,000  Michigan State Housing
            Development Authority,
            Multifamily Series A, (AMT),
            3.25%, 1/13/99, (LOC: Comerica
            Bank)...........................     8,050,000
12,380,000  Michigan State Underground Tank
            Storage, 3.25%, 1/20/99, (LOC:
            CIBC)...........................    12,380,000
                                              ------------
            TOTAL TAX FREE COMMERCIAL
            PAPER...........................    42,720,000
                                              ------------
            (Cost $42,720,000)
INVESTMENT COMPANIES -- 0.2%
   375,554  Dreyfus Tax Exempt Money Market
            Fund............................       375,554
   172,243  Federated Tax Exempt Money
            Market..........................       172,243
                                              ------------
            TOTAL INVESTMENT COMPANIES......       547,797
                                              ------------
            (Cost $547,797)
TOTAL INVESTMENTS -- 99.7%..................   322,725,803
(Cost $322,725,803) (a)
OTHER ASSETS IN EXCESS OF
LIABILITIES -- 0.3%.........................       891,690
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $323,617,493
                                              ============

---------------
(a) Cost for federal income tax and financial reporting purposes is the same.

* Variable rate security. Rate presented represents rate in effect at December 31, 1998.

Maturity date reflects next rate change date.

AMBAC   AMBAC Indemnity Corp.
AMT     Alternative Minimum Tax Paper
FGIC    Financial Guaranty Insurance Corp.
FSA     Financial Security Assurance
FOA     First of America
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
QSBLF   Qualified School Board Lending Fund

                       See Notes to Financial Statements.

                    THE KENT        GOVERNMENT MONEY MARKET FUND
                    FUNDS           SCHEDULE OF PORTFOLIO INVESTMENTS
                                    DECEMBER 31, 1998

 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 80.8%
             FANNIE MAE -- 17.3%
$ 1,961,000  5.39%**, 1/4/99................  $  1,960,119
  4,000,000  5.36%**, 1/19/99...............     3,989,280
  5,000,000  5.01%*, 2/4/99.................     5,000,000
  7,000,000  4.99%**, 2/19/99...............     6,952,471
  4,000,000  4.98%**, 3/10/99...............     3,962,373
  2,215,000  5.40%, 3/12/99.................     2,214,746
  5,000,000  4.55%**, 4/7/99................     4,939,333
                                              ------------
                                                29,018,322
                                              ------------
             FEDERAL FARM CREDIT BANK -- 5.3%
  5,000,000  4.92%**, 2/18/99...............     4,967,200
  4,000,000  5.25%**, 3/5/99................     3,963,250
                                              ------------
                                                 8,930,450
                                              ------------
             FEDERAL HOME LOAN BANK -- 21.6%
  4,000,000  5.03%**, 1/8/99................     3,996,088
  2,240,000  4.96%**, 1/20/99...............     2,234,136
  1,472,000  5.33%**, 2/3/99................     1,464,808
  3,300,000  5.33%**, 2/4/99................     3,283,388
  1,298,000  5.05%**, 2/16/99...............     1,289,624
  3,000,000  5.25%**, 2/26/99...............     2,975,500
  5,000,000  5.50%, 3/26/99.................     4,999,117
  1,941,000  4.71%**, 5/28/99...............     1,903,670
  5,000,000  4.95%*, 8/12/99................     4,998,534
  4,000,000  4.94%, 10/27/99................     4,000,000
  5,000,000  5.13%, 11/17/99................     5,000,000
                                              ------------
                                                36,144,865
                                              ------------
             FREDDIE MAC -- 36.6%
  4,000,000  5.03%**, 1/4/99................     3,998,323
  4,000,000  5.27%**, 1/6/99................     3,997,072
  1,132,000  5.39%**, 1/7/99................     1,130,983
  5,000,000  5.05%**, 1/8/99................     4,995,091
  4,000,000  5.10%**, 1/11/99...............     3,994,333
  3,000,000  5.10%**, 1/14/99...............     2,994,475
  1,000,000  5.10%**, 1/15/99...............       998,017
  1,320,000  5.24%**, 1/21/99...............     1,316,157
  5,000,000  5.00%**, 1/22/99...............     4,985,593
  4,000,000  4.94%**, 1/22/99...............     3,988,170
  3,000,000  4.98%**, 2/3/99................     2,986,305
  5,000,000  5.18%**, 2/5/99................     4,974,819
  2,000,000  4.96%**, 2/25/99...............     1,984,844
  5,000,000  4.91%**, 2/26/99...............     4,961,811

 SHARES OR
 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
             FREDDIE MAC (CONTINUED)
$ 5,000,000  5.00%**, 2/26/99...............  $  4,961,111
  4,000,000  4.98%**, 3/9/99................     3,962,927
  5,000,000  4.87%**, 3/30/99...............     4,940,477
                                              ------------
                                                61,170,508
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................   135,264,145
                                              ------------
             (Cost $135,274,145)

REPURCHASE AGREEMENTS -- 9.6%
 16,000,000  Donaldson, Lufkin & Jenrette,
             4.85%, dated 12/31/98, due
             1/4/99 with a maturity value of
             $16,008,622 (collateralized by
             $16,070,000 DHLB, 5.13%,
             9/15/03, market value
             $16,327,120)...................    16,000,000
                                              ------------
             TOTAL REPURCHASE AGREEMENTS....    16,000,000
                                              ------------
             (Cost $16,000,000)
INVESTMENT COMPANIES -- 9.6%
    104,738  Dreyfus Cash Management Money
             Market Fund....................       104,738
 15,985,868  Federated Government
             Obligations Money Market
             Fund...........................    15,985,868
                                              ------------
             TOTAL INVESTMENT COMPANIES.....    16,090,606
                                              ------------
             (Cost $16,090,606)
TOTAL INVESTMENTS -- 100.2%.................   167,354,751
(Cost $167,354,751) (a)
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (0.2)%............................      (339,207)
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $167,015,544
                                              ============

---------------

(a) Cost for federal income tax and financial reporting purposes is the same.
 * Variable rate security. Rate presented represents rate in effect at December 31, 1998. Maturity date reflects next rate change date.

**  Effective yield at purchase.

                       See Notes to Financial Statements.

                       THE KENT           STATEMENTS OF ASSETS AND LIABILITIES
                       FUNDS              DECEMBER 31, 1998

                                                              GROWTH AND    SMALL COMPANY   INTERNATIONAL      INDEX
                                                             INCOME FUND     GROWTH FUND     GROWTH FUND    EQUITY FUND
                                                             ------------   -------------   -------------   ------------
ASSETS:
  Investments:
    Investments at cost....................................  $585,756,176   $693,952,947    $450,823,029    $454,985,570
    Net unrealized appreciation/(depreciation).............   292,102,639     88,412,004      86,149,799     351,286,975
                                                             ------------   ------------    ------------    ------------
    Total investments at value.............................   877,858,815    782,364,951     536,972,828     806,272,545
  Cash.....................................................           166            118          16,442             946
  Foreign currency at value (cost $0; $0; $2,681,444; $0,
    respectively)..........................................            --             --       2,699,230              --
  Receivable for investments sold..........................            --      1,225,645          61,253       2,836,155
  Receivable for capital shares issued.....................         2,464            732           4,006         109,574
  Interest and dividends receivable........................       982,914        504,685       1,215,811         850,136
  Tax reclaim receivable...................................            --             --         900,067              --
  Net receivable for variation margin on future
    contracts..............................................        39,940        244,615              --          22,575
  Prepaid expenses and other assets........................           209          1,649           1,510             330
                                                             ------------   ------------    ------------    ------------
    Total Assets...........................................   878,884,508    784,342,395     541,871,147     810,092,261
                                                             ------------   ------------    ------------    ------------
LIABILITIES:
  Payable for investments purchased........................            --             --         196,312         450,500
  Payable for capital shares redeemed......................         4,954         16,445           2,901          44,893
  Foreign withholding taxes payable........................            --             --         336,733              --
  Payable to adviser.......................................       508,421        438,532         335,464         166,214
  Payable to administrator.................................        17,504         14,998          10,599          10,673
  Payable to distributor (Investment Shares)...............        10,422          4,765           2,568           7,903
  Payable to trustees......................................         5,227          4,764           2,722           3,907
  Accrued expenses and other liabilities...................        52,148         72,414          94,662          56,819
                                                             ------------   ------------    ------------    ------------
    Total Liabilities......................................       598,676        551,918         981,961         740,909
                                                             ------------   ------------    ------------    ------------
NET ASSETS.................................................  $878,285,832   $783,790,477    $540,889,186    $809,351,352
                                                             ============   ============    ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital..........................................  $572,364,316   $679,470,845    $438,225,408    $457,166,312
  Accumulated undistributed (distributions in excess of)
    net investment income..................................        (7,045)        (7,159)     (3,835,078)         (5,959)
  Accumulated undistributed net realized gains/(losses) on
    investments, foreign currency and futures contracts
    sold...................................................    13,825,922     15,914,787      20,283,904         904,024
  Net unrealized appreciation/(depreciation) of investments
    and translation of assets and liabilities in foreign
    currencies.............................................   292,102,639     88,412,004      86,214,952     351,286,975
                                                             ------------   ------------    ------------    ------------
TOTAL NET ASSETS...........................................  $878,285,832   $783,790,477    $540,889,186    $809,351,352
                                                             ============   ============    ============    ============
INSTITUTIONAL SHARES:
  Net Assets...............................................  $827,828,283   $760,335,137    $528,499,548    $771,146,580
  Shares Outstanding.......................................    45,923,297     49,175,609      33,209,957      31,818,561
  Net Asset Value, offering and redemption price per
    share..................................................  $      18.03   $      15.46    $      15.91    $      24.24
                                                             ============   ============    ============    ============
INVESTMENT SHARES:
  Net Assets...............................................  $ 50,457,549   $ 23,455,340    $ 12,389,638    $ 38,204,772
  Shares Outstanding.......................................     2,821,601      1,523,843         786,656       1,575,565
  Net Asset Value, offering and redemption price per
    share..................................................  $      17.88   $      15.39    $      15.75    $      24.25
                                                             ============   ============    ============    ============

                       See Notes to Financial Statements.

                       THE KENT           STATEMENTS OF ASSETS AND LIABILITIES
                       FUNDS              DECEMBER 31, 1998

                                                               SHORT TERM     INTERMEDIATE
                                                               BOND FUND       BOND FUND      INCOME FUND
                                                              ------------    ------------    ------------
ASSETS:
  Investments:
    Investments at cost.....................................  $141,655,116    $867,037,313    $229,129,265
    Net unrealized appreciation/(depreciation)..............     1,276,418      18,919,775       8,647,333
                                                              ------------    ------------    ------------
    Total investments at value..............................   142,931,534     885,957,088     237,776,598
  Cash......................................................           890              39             582
  Receivable for capital shares issued......................            --              --          27,474
  Interest and dividends receivable.........................     2,494,507      12,432,459       3,998,891
  Prepaid expenses and other assets.........................         4,585             192           3,678
                                                              ------------    ------------    ------------
    Total Assets............................................   145,431,516     898,389,778     241,807,223
                                                              ------------    ------------    ------------
LIABILITIES:
  Payable for capital shares redeemed.......................            --              --          21,353
  Payable to adviser........................................        61,637         415,751         123,450
  Payable to administrator..................................         2,868          17,650           4,751
  Payable to transfer agent.................................         1,369           7,777              95
  Payable to distributor (Investment Shares)................           793           2,606           2,266
  Payable to trustees.......................................         1,128           5,178           1,543
  Accrued expenses and other liabilities....................         8,665          47,941           7,419
                                                              ------------    ------------    ------------
    Total Liabilities.......................................        76,460         496,903         160,877
                                                              ------------    ------------    ------------
NET ASSETS..................................................  $145,355,056    $897,892,875    $241,646,346
                                                              ============    ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................  $150,876,110    $883,474,535    $232,800,716
  Accumulated undistributed (distributions in excess of) net investment
    income..................................................        (1,436)        244,070          (6,610)
  Accumulated undistributed net realized gains/(losses) on
    investments sold........................................    (6,796,036)     (4,745,505)        204,907
  Net unrealized appreciation/(depreciation) of
    investments.............................................     1,276,418      18,919,775       8,647,333
                                                              ------------    ------------    ------------
TOTAL NET ASSETS............................................  $145,355,056    $897,892,875    $241,646,346
                                                              ============    ============    ============
INSTITUTIONAL SHARES:
  Net Assets................................................  $139,228,674    $885,579,501    $231,017,204
  Shares Outstanding........................................    14,244,639      88,008,592      22,357,460
  Net Asset Value, offering and redemption price per
    share...................................................  $       9.77    $      10.06    $      10.33
                                                              ============    ============    ============
INVESTMENT SHARES:
  Net Assets................................................  $  6,126,382    $ 12,313,374    $ 10,629,142
  Shares Outstanding........................................       627,439       1,221,080       1,030,103
  Net Asset Value, offering and redemption price per
    share...................................................  $       9.76    $      10.08    $      10.32
                                                              ============    ============    ============

                       See Notes to Financial Statements.

                    THE KENT         STATEMENTS OF ASSETS AND LIABILITIES
                    FUNDS            DECEMBER 31, 1998

                                                                                                               MICHIGAN
                                                              LIMITED TERM    INTERMEDIATE      TAX-FREE      MUNICIPAL
                                                              TAX-FREE FUND   TAX-FREE FUND   INCOME FUND     BOND FUND
                                                              -------------   -------------   ------------   ------------
ASSETS:
  Investments:
    Investments at cost.....................................   $31,361,846    $279,907,785    $121,488,675   $118,517,853
    Net unrealized appreciation/(depreciation)..............       817,425      18,263,832       8,543,682      3,910,601
                                                               -----------    ------------    ------------   ------------
    Total investments at value..............................    32,179,271     298,171,617     130,032,357    122,428,454
  Interest and dividends receivable.........................       482,217       4,370,735       1,754,690      1,554,796
  Prepaid expenses and other assets.........................         6,832           5,544           9,624          4,309
                                                               -----------    ------------    ------------   ------------
    Total Assets............................................    32,668,320     302,547,896     131,796,671    123,987,559
                                                               -----------    ------------    ------------   ------------
LIABILITIES:
  Payable for investments purchased.........................            --       1,872,908       1,554,330             --
  Payable for capital shares redeemed.......................            --              --              --         27,276
  Payable to adviser........................................        12,643         127,418          60,812         47,655
  Payable to administrator..................................           646           5,924           2,566          2,446
  Payable to distributor (Investment Shares)................            49             844             401            763
  Payable to trustees.......................................           264           1,791             668            822
  Accrued expenses and other liabilities....................         1,159          17,107           7,664          5,734
                                                               -----------    ------------    ------------   ------------
    Total Liabilities.......................................        14,761       2,025,992       1,626,441         84,696
                                                               -----------    ------------    ------------   ------------
NET ASSETS..................................................   $32,653,559    $300,521,904    $130,170,230   $123,902,863
                                                               ===========    ============    ============   ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   $31,832,374    $281,950,649    $121,514,637   $119,972,096
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................         1,397           4,382             414         20,166
  Accumulated undistributed net realized gains/(losses) on
    investments sold........................................         2,363         303,041         111,497             --
  Net unrealized appreciation/(depreciation) of
    investments.............................................       817,425      18,263,832       8,543,682      3,910,601
                                                               -----------    ------------    ------------   ------------
TOTAL NET ASSETS............................................   $32,653,559    $300,521,904    $130,170,230   $123,902,863
                                                               ===========    ============    ============   ============
INSTITUTIONAL SHARES:
  Net Assets................................................   $32,233,520    $296,483,634    $128,232,124   $117,957,313
  Shares Outstanding........................................     3,155,599      27,557,941      11,928,915     11,485,861
  Net Asset Value, offering and redemption price per
    share...................................................   $     10.21    $      10.76    $      10.75   $      10.27
                                                               ===========    ============    ============   ============
INVESTMENT SHARES:
  Net Assets................................................   $   420,039    $  4,038,270    $  1,938,106   $  5,945,550
  Shares Outstanding........................................        40,964         375,322         179,888        579,638
  Net Asset Value, offering and redemption price per
    share...................................................   $     10.25    $      10.76    $      10.77   $      10.26
                                                               ===========    ============    ============   ============

                       See Notes to Financial Statements.

                      THE KENT         STATEMENTS OF ASSETS AND LIABILITIES
                      FUNDS            DECEMBER 31, 1998

                                                                                  MICHIGAN
                                                                                 MUNICIPAL       GOVERNMENT
                                                                MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                    FUND            FUND            FUND
                                                                ------------    ------------    ------------
ASSETS:
  Investments:
    Investments at amortized cost...........................    $693,946,545    $322,725,803    $151,354,751
    Repurchase agreements (cost $0; $0; and $16,000,000,
      respectively).........................................             --              --       16,000,000
                                                                ------------    ------------    ------------
    Total investments at amortized cost.....................    693,946,545     322,725,803      167,354,751
  Cash......................................................             --          54,360               --
  Interest and dividends receivable.........................      6,316,231       1,813,435          303,626
  Prepaid expenses and other assets.........................          3,340             124            3,243
                                                                ------------    ------------    ------------
    Total Assets............................................    700,266,116     324,593,722      167,661,620
                                                                ------------    ------------    ------------
LIABILITIES:
  Dividends payable.........................................      2,723,907         809,470          598,148
  Cash overdraft............................................         91,159              --               --
  Payable to adviser........................................        231,191         114,476           25,412
  Payable to administrator..................................          7,825           3,668            1,200
  Payable to trustees.......................................          3,759           1,343              407
  Accrued expenses and other liabilities....................         80,656          47,272           20,909
                                                                ------------    ------------    ------------
    Total Liabilities.......................................      3,138,497         976,229          646,076
                                                                ------------    ------------    ------------
NET ASSETS..................................................    $697,127,619    $323,617,493    $167,015,544
                                                                ============    ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................    $697,119,620    $323,627,308    $167,014,096
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................         13,072             781            2,214
  Accumulated undistributed net realized gains/(losses) on
    investments sold........................................         (5,073)        (10,596)            (766)
                                                                ------------    ------------    ------------
TOTAL NET ASSETS............................................    $697,127,619    $323,617,493    $167,015,544
                                                                ============    ============    ============
INSTITUTIONAL SHARES:
  Net Assets................................................    $693,399,440    $323,271,698    $166,922,456
  Shares Outstanding........................................    693,397,466     323,259,217      166,923,218
  Net Asset Value, offering and redemption price per
    share...................................................    $      1.00     $      1.00     $       1.00
                                                                ============    ============    ============
INVESTMENT SHARES:
  Net Assets................................................    $ 3,728,179     $   345,795     $     93,088
  Shares Outstanding........................................      3,728,406         345,773           93,088
  Net Asset Value, offering and redemption price per
    share...................................................    $      1.00     $      1.00     $       1.00
                                                                ============    ============    ============

                       See Notes to Financial Statements.

                       THE KENT             STATEMENTS OF OPERATIONS
                       FUNDS                FOR THE YEAR ENDED DECEMBER 31, 1998

                                                          GROWTH AND     SMALL COMPANY    INTERNATIONAL       INDEX
                                                         INCOME FUND      GROWTH FUND      GROWTH FUND     EQUITY FUND
                                                         ------------    -------------    -------------    ------------
INVESTMENT INCOME:
  Dividends..........................................    $ 13,253,212    $  8,350,306      $11,107,566     $ 10,841,384
  Interest...........................................           4,627          62,036          300,671            1,995
  Less: Net foreign taxes withheld...................         (21,615)         (2,201)      (1,214,185)         (27,631)
                                                         ------------    ------------      -----------     ------------
    Total Investment Income..........................      13,236,224       8,410,141       10,194,052       10,815,748
                                                         ------------    ------------      -----------     ------------
EXPENSES:
  Investment advisory fees...........................       5,462,664       5,258,368        3,990,372        2,128,823
  Administration fees................................       1,411,202       1,358,690          962,462        1,282,561
  Distribution fees (Investment Shares)..............         109,568          59,520           27,994           84,973
  Fund accounting fees...............................         131,824         145,893          123,992          131,054
  Custodian fees.....................................           9,520          32,853          323,344           19,084
  Other expenses.....................................         307,720         326,639          226,820          319,879
                                                         ------------    ------------      -----------     ------------
    Total expenses before waivers....................       7,432,498       7,181,963        5,654,984        3,966,374
    Less: expenses voluntarily waived................         (78,034)        (75,116)         (53,203)        (886,706)
                                                         ------------    ------------      -----------     ------------
    Net Expenses.....................................       7,354,464       7,106,847        5,601,781        3,079,668
                                                         ------------    ------------      -----------     ------------
NET INVESTMENT INCOME................................       5,881,760       1,303,294        4,592,271        7,736,080
                                                         ------------    ------------      -----------     ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses) on investments and
    foreign currency transactions....................      25,901,332      56,249,334       65,343,795        2,640,102
  Net realized gains/(losses) on futures contracts...       3,481,810       3,370,391               --          226,836
  Net change in unrealized
    appreciation/(depreciation) of investments and
    translation of assets and liabilities in foreign
    currencies.......................................     164,789,723     (99,658,205)      19,020,408      168,607,691
                                                         ------------    ------------      -----------     ------------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS........................................     194,172,865     (40,038,480)      84,364,203      171,474,629
                                                         ------------    ------------      -----------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................    $200,054,625    $(38,735,186)     $88,956,474     $179,210,709
                                                         ============    ============      ===========     ============

                       See Notes to Financial Statements.

                       THE KENT        STATEMENTS OF OPERATIONS
                       FUNDS           FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                SHORT TERM    INTERMEDIATE
                                                                BOND FUND      BOND FUND      INCOME FUND
                                                                ----------    ------------    -----------
INVESTMENT INCOME:
  Interest..................................................    $8,660,770    $50,056,981     $16,935,762
  Dividends.................................................      398,238       1,552,766         548,803
                                                                ----------    -----------     -----------
    Total Investment Income.................................    9,059,008      51,609,747      17,484,565
                                                                ----------    -----------     -----------
EXPENSES:
  Investment advisory fees..................................      696,368       4,345,604       1,481,491
  Administration fees.......................................      251,895       1,429,015         446,634
  Distribution fees (Investment Shares).....................       17,117          24,241          21,966
  Fund accounting fees......................................       25,860         128,198          45,167
  Custodian fees............................................          339           1,200             773
  Other expenses............................................       97,815         205,694         101,258
                                                                ----------    -----------     -----------
    Total expenses before waivers...........................    1,089,394       6,133,952       2,097,289
    Less: expenses voluntarily waived.......................      (20,774)        (79,007)        (24,690)
                                                                ----------    -----------     -----------
    Net Expenses............................................    1,068,620       6,054,945       2,072,599
                                                                ----------    -----------     -----------
NET INVESTMENT INCOME.......................................    7,990,388      45,554,802      15,411,966
                                                                ----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
  Net realized gains/(losses) on investments sold...........      (96,072)      5,947,686       5,514,294
  Net change in unrealized appreciation/(depreciation) of
    investments.............................................      489,306       5,377,857       1,312,791
                                                                ----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS...      393,234      11,325,543       6,827,085
                                                                ----------    -----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $8,383,622    $56,880,345     $22,239,051
                                                                ==========    ===========     ===========

                       See Notes to Financial Statements.

                         THE KENT     STATEMENTS OF OPERATIONS
                         FUNDS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                              MICHIGAN
                                                            LIMITED TERM     INTERMEDIATE      TAX-FREE      MUNICIPAL
                                                            TAX-FREE FUND    TAX-FREE FUND    INCOME FUND    BOND FUND
                                                            -------------    -------------    -----------    ----------
INVESTMENT INCOME:
  Interest..............................................     $1,604,101       $13,949,025     $6,109,763     $5,743,195
  Dividends.............................................         29,610           194,338         97,885         77,727
                                                             ----------       -----------     ----------     ----------
    Total Investment Income.............................      1,633,711        14,143,363      6,207,648      5,820,922
                                                             ----------       -----------     ----------     ----------
EXPENSES:
  Investment advisory fees..............................        163,210         1,431,252        687,774        561,713
  Administration fees...................................         65,607           517,725        226,159        225,753
  Distribution fees (Investment Shares).................            934             9,397          4,710         11,671
  Fund accounting fees..................................         12,025            59,674         30,000         33,272
  Custodian fees........................................            156             1,164          1,111            904
  Transfer agent fees...................................         32,712            37,335         33,940         33,718
  Other expenses........................................          9,347            58,010         41,879         20,276
                                                             ----------       -----------     ----------     ----------
    Total expenses before waivers.......................        283,991         2,114,557      1,025,573        887,307
    Less: expenses voluntarily waived...................         (4,000)          (28,624)       (12,504)       (17,150)
                                                             ----------       -----------     ----------     ----------
    Net Expenses........................................        279,991         2,085,933      1,013,069        870,157
                                                             ----------       -----------     ----------     ----------
NET INVESTMENT INCOME...................................      1,353,720        12,057,430      5,194,579      4,950,765
                                                             ----------       -----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses) on investments sold.......         20,940         1,069,994        628,871        174,981
  Net change in unrealized appreciation/(depreciation)
    of investments......................................         84,141         1,761,120      1,185,845        568,378
                                                             ----------       -----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS...........................................        105,081         2,831,114      1,814,716        743,359
                                                             ----------       -----------     ----------     ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS............................................     $1,458,801       $14,888,544     $7,009,295     $5,694,124
                                                             ==========       ===========     ==========     ==========

                       See Notes to Financial Statements.

                    THE KENT         STATEMENTS OF OPERATIONS
                    FUNDS            FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                  MICHIGAN
                                                                                 MUNICIPAL       GOVERNMENT
                                                                MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                    FUND            FUND            FUND
                                                                ------------    ------------    ------------
INVESTMENT INCOME:
  Interest..................................................    $30,020,373     $11,067,121      $5,878,125
  Dividends.................................................      1,363,628         275,682         422,930
                                                                -----------     -----------      ----------
    Total Investment Income.................................     31,384,001      11,342,803       6,301,055
                                                                -----------     -----------      ----------
EXPENSES:
  Investment advisory fees..................................      2,260,092       1,279,122         466,055
  Administration fees.......................................      1,019,396         576,690         210,160
  Fund accounting fees......................................         88,851          52,810          19,555
  Custodian fees............................................         10,470             195           5,259
  Registration fees.........................................         67,249          50,996          48,206
  Other expenses............................................        162,319          78,899          53,114
                                                                -----------     -----------      ----------
    Total expenses before waivers...........................      3,608,377       2,038,712         802,349
    Less: expenses voluntarily waived.......................       (479,290)       (303,052)       (364,797)
                                                                -----------     -----------      ----------
    Net Expenses............................................      3,129,087       1,735,660         437,552
                                                                -----------     -----------      ----------
NET INVESTMENT INCOME.......................................     28,254,914       9,607,143       5,863,503
                                                                -----------     -----------      ----------
NET REALIZED GAINS/(LOSSES) ON INVESTMENTS..................         (3,030)          1,873            (766)
                                                                -----------     -----------      ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $28,251,884     $ 9,609,016      $5,862,737
                                                                ===========     ===========      ==========

                       See Notes to Financial Statements.

                        THE KENT        STATEMENTS OF CHANGES IN NET ASSETS
                        FUNDS

                                                                                                    SMALL COMPANY
                                                                GROWTH AND INCOME FUND               GROWTH FUND
                                                              ---------------------------    ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997            1998           1997
                                                              ---------------------------    ---------------------------
NET ASSETS AT BEGINNING OF PERIOD...........................  $733,315,634   $515,920,253    $742,781,688   $558,516,596
                                                              ------------   ------------    ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income.....................................    5,881,760     10,415,521       1,303,294       1,548,638
  Net realized gains/(losses) on investment and foreign
    currency transactions...................................   25,901,332    111,932,563      56,249,334      78,087,896
  Net realized gains/(losses) on futures contracts..........    3,481,810        (61,005)      3,370,391         524,810
  Net change in unrealized appreciation/(depreciation) of
    investments and translation of assets and liabilities in
    foreign currencies......................................  164,789,723     15,936,958     (99,658,205)     81,574,907
                                                              ------------   ------------    ------------   ------------
  Net increase/(decrease) in net assets resulting from
    operations..............................................  200,054,625    138,224,037     (38,735,186)    161,736,251
                                                              ------------   ------------    ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income.....................................   (5,717,209)   (10,051,899)     (1,316,803)     (1,572,242)
  In excess of net investment income........................     (497,079)            --              --        (570,748)
  Net realized gains on investments.........................  (67,102,370)   (58,514,755)    (78,853,710)    (52,695,021)
                                                              ------------   ------------    ------------   ------------
    Total dividends and distributions -- Institutional
      Shares................................................  (73,316,658)   (68,566,654)    (80,170,513)    (54,838,011)
                                                              ------------   ------------    ------------   ------------
INVESTMENT:
  Net investment income.....................................     (214,560)      (322,621)             --              --
  In excess of net investment income........................      (46,210)            --              --         (36,830)
  Net realized gains on investments.........................   (3,959,835)    (2,725,491)     (2,576,664)     (1,565,329)
                                                              ------------   ------------    ------------   ------------
    Total dividends and distributions -- Investment
      Shares................................................   (4,220,605)    (3,048,112)     (2,576,664)     (1,602,159)
                                                              ------------   ------------    ------------   ------------
    Total dividends and distributions to shareholders.......  (77,537,263)   (71,614,766)    (82,747,177)    (56,440,170)
                                                              ------------   ------------    ------------   ------------
NET INCREASE/(DECREASE) FROM CAPITAL TRANSACTIONS...........   22,452,836    150,786,110     162,491,152      78,969,011
                                                              ------------   ------------    ------------   ------------
  Net increase/(decrease) in net assets.....................  144,970,198    217,395,381      41,008,789     184,265,092
                                                              ------------   ------------    ------------   ------------
NET ASSETS AT END OF PERIOD.................................  $878,285,832   $733,315,634    $783,790,477   $742,781,688
                                                              ============   ============    ============   ============

                       See Notes to Financial Statements.

                   THE KENT         STATEMENTS OF CHANGES IN NET ASSETS
                   FUNDS

                                                               INTERNATIONAL GROWTH FUND          INDEX EQUITY FUND
                                                              ---------------------------    ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997            1998           1997
                                                              ---------------------------    ---------------------------
NET ASSETS AT BEGINNING OF PERIOD...........................  $502,378,709   $396,597,865    $618,163,526   $253,362,463
                                                              ------------   ------------    ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income.....................................    4,592,271      3,728,587       7,736,080       6,100,887
  Net realized gains/(losses) on investments and foreign
    currency transactions...................................   65,343,795      2,742,836       2,640,102       1,138,162
  Net realized gains/(losses) on futures contracts..........           --             --         226,836       1,370,043
  Net change in unrealized appreciation/(depreciation) of
    investments and translation of assets and liabilities in
    foreign currencies......................................   19,020,408      4,769,670     168,607,691      98,473,728
                                                              ------------   ------------    ------------   ------------
  Net increase/(decrease) in net assets resulting from
    operations..............................................   88,956,474     11,241,093     179,210,709     107,082,820
                                                              ------------   ------------    ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income.....................................   (2,352,718)    (3,055,002)     (7,447,316)     (5,884,290)
  In excess of net investment income........................   (3,928,519)    (1,831,420)         (5,750)        (65,127)
  Net realized gains on investments.........................  (43,820,789)    (2,401,097)     (1,228,000)     (1,613,042)
  In excess of net realized gains...........................           --       (341,685)             --        (585,460)
                                                              ------------   ------------    ------------   ------------
    Total dividends and distributions -- Institutional
      Shares................................................  (50,102,026)    (7,629,204)     (8,681,066)     (8,147,919)
                                                              ------------   ------------    ------------   ------------
INVESTMENT:
  Net investment income.....................................           --        (35,702)       (284,041)       (215,864)
  In excess of net investment income........................     (144,473)       (59,234)         (7,182)         (9,227)
  Net realized gains on investments.........................   (1,024,896)       (47,965)        (61,833)        (88,824)
  In excess of net realized gains...........................           --         (6,876)             --         (11,017)
                                                              ------------   ------------    ------------   ------------
    Total dividends and distributions -- Investment
      Shares................................................   (1,169,369)      (149,777)       (353,056)       (324,932)
                                                              ------------   ------------    ------------   ------------
    Total dividends and distributions to shareholders.......  (51,271,395)    (7,778,981)     (9,034,122)     (8,472,851)
                                                              ------------   ------------    ------------   ------------
NET INCREASE/(DECREASE) FROM CAPITAL TRANSACTIONS...........      825,398    102,318,732      21,011,239     266,191,094
                                                              ------------   ------------    ------------   ------------
  Net increase/(decrease) in net assets.....................   38,510,477    105,780,844     191,187,826     364,801,063
                                                              ------------   ------------    ------------   ------------
NET ASSETS AT END OF PERIOD.................................  $540,889,186   $502,378,709    $809,351,352   $618,163,526
                                                              ============   ============    ============   ============

                       See Notes to Financial Statements.

                       THE KENT       STATEMENTS OF CHANGES IN NET ASSETS
                       FUNDS

                                        SHORT TERM BOND FUND           INTERMEDIATE BOND FUND                INCOME FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        1998            1997            1998            1997            1998            1997
                                     ----------------------------    ----------------------------    ----------------------------
NET ASSETS AT BEGINNING OF
  PERIOD..........................  $147,171,664    $237,096,910    $769,711,501    $776,722,838    $235,388,305    $242,781,715
                                    ------------    ------------    ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income...........     7,990,388      10,326,405      45,554,802      46,719,968      15,411,966      16,498,462
  Net realized gains/(losses) on
    investments sold..............       (96,072)     (1,502,731)      5,947,686      (3,309,390)      5,514,294       3,441,169
  Net change in unrealized
    appreciation/(depreciation) of
    investments...................       489,306       1,638,919       5,377,857      15,305,110       1,312,791       5,214,704
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Net increase/(decrease) in net
    assets resulting from
    operations....................     8,383,622      10,462,593      56,880,345      58,715,688      22,239,051      25,154,335
                                    ------------    ------------    ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income...........    (7,612,645)    (10,203,409)    (45,070,559)    (46,492,693)    (14,910,611)    (16,298,443)
  In excess of net investment
    income........................            --              --              --              --          (2,725)             --
  Net realized gains on
    investments...................            --              --              --              --      (5,347,331)     (4,496,656)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions --
      Institutional Shares........    (7,612,645)    (10,203,409)    (45,070,559)    (46,492,693)    (20,260,667)    (20,795,099)
                                    ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT:
  Net investment income...........      (364,391)       (230,620)       (541,970)       (400,310)       (514,425)       (236,638)
  In excess of net investment
    income........................       (17,935)             --              --              --         (23,412)             --
  Net realized gains on
    investments...................            --              --              --              --        (239,521)        (85,457)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions -- Investment
      Shares......................      (382,326)       (230,620)       (541,970)       (400,310)       (777,358)       (322,095)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions to
      shareholders................    (7,994,971)    (10,434,029)    (45,612,529)    (46,893,003)    (21,038,025)    (21,117,194)
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE/(DECREASE) FROM
  CAPITAL TRANSACTIONS............    (2,205,259)    (89,953,810)    116,913,558     (18,834,022)      5,057,015     (11,430,551)
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Net increase/(decrease) in net
    assets........................    (1,816,608)    (89,925,246)    128,181,374      (7,011,337)      6,258,041      (7,393,410)
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD.......  $145,355,056    $147,171,664    $897,892,875    $769,711,501    $241,646,346    $235,388,305
                                    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements.

                       THE KENT         STATEMENTS OF CHANGES IN NET ASSETS
                       FUNDS

                                                                     LIMITED TERM                   INTERMEDIATE
                                                                     TAX-FREE FUND                  TAX-FREE FUND
                                                              ---------------------------    ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997            1998           1997
                                                              ---------------------------    ---------------------------
NET ASSETS AT BEGINNING OF PERIOD...........................  $36,497,570    $41,577,319     $279,175,752   $289,042,905
                                                              -----------    -----------     ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income.....................................    1,353,720      1,439,072      12,057,430      12,269,050
  Net realized gains/(losses) on investments sold...........       20,940        159,864       1,069,994         691,582
  Net change in unrealized appreciation/(depreciation) of
    investments.............................................       84,141        136,663       1,761,120       6,286,893
                                                              -----------    -----------     ------------   ------------
  Net increase/(decrease) in net assets resulting from
    operations..............................................    1,458,801      1,735,599      14,888,544      19,247,525
                                                              -----------    -----------     ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income.....................................   (1,343,343)    (1,432,406)    (11,933,893)    (12,149,068)
  Net realized gains on investments.........................      (19,718)      (170,851)       (738,103)        (86,552)
  In excess of net realized gains...........................           --             --              --         (17,244)
                                                              -----------    -----------     ------------   ------------
    Total dividends and distributions -- Institutional
      Shares................................................   (1,363,061)    (1,603,257)    (12,671,996)    (12,252,864)
                                                              -----------    -----------     ------------   ------------
INVESTMENT:
  Net investment income.....................................      (13,266)       (11,595)       (149,636)       (135,115)
  Net realized gains on investments.........................         (224)        (2,045)        (10,299)           (863)
  In excess of net realized gains...........................           --             --              --            (441)
                                                              -----------    -----------     ------------   ------------
    Total dividends and distributions -- Investment
      Shares................................................      (13,490)       (13,640)       (159,935)       (136,419)
                                                              -----------    -----------     ------------   ------------
    Total dividends and distributions to shareholders.......   (1,376,551)    (1,616,897)    (12,831,931)    (12,389,283)
                                                              -----------    -----------     ------------   ------------
NET INCREASE/(DECREASE) FROM CAPITAL TRANSACTIONS...........   (3,926,261)    (5,198,451)     19,289,539     (16,725,395)
                                                              -----------    -----------     ------------   ------------
  Net increase/(decrease) in net assets.....................   (3,844,011)    (5,079,749)     21,346,152      (9,867,153)
                                                              -----------    -----------     ------------   ------------
NET ASSETS AT END OF PERIOD.................................  $32,653,559    $36,497,570     $300,521,904   $279,175,752
                                                              ===========    ===========     ============   ============

                       See Notes to Financial Statements.

                      THE KENT         STATEMENTS OF CHANGES IN NET ASSETS
                      FUNDS

                                                                     TAX-FREE                   MICHIGAN MUNICIPAL
                                                                    INCOME FUND                      BOND FUND
                                                            ---------------------------    -----------------------------
                                                             YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                            DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                1998           1997            1998            1997
                                                            ---------------------------    -----------------------------
NET ASSETS AT BEGINNING OF PERIOD.........................  $118,364,159   $110,883,746    $116,148,299    $155,044,170
                                                            ------------   ------------    ------------    ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income...................................    5,194,579      5,050,397       4,950,765        5,042,224
  Net realized gains/(losses) on investments sold.........      628,871        376,069         174,981           49,676
  Net change in unrealized appreciation/(depreciation) of
    investments...........................................    1,185,845      4,279,292         568,378        1,602,539
                                                            ------------   ------------    ------------    ------------
  Net increase/(decrease) in net assets resulting from
    operations............................................    7,009,295      9,705,758       5,694,124        6,694,439
                                                            ------------   ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income...................................   (5,118,923)    (5,016,230)     (4,809,973)      (4,914,390)
  In excess of net investment income......................           --           (610)             --               --
  Net realized gains on investments.......................     (600,924)      (330,223)        (80,492)              --
                                                            ------------   ------------    ------------    ------------
    Total dividends and distributions -- Institutional
      Shares..............................................   (5,719,847)    (5,347,063)     (4,890,465)      (4,914,390)
                                                            ------------   ------------    ------------    ------------
INVESTMENT:
  Net investment income...................................      (73,875)       (42,572)       (182,181)        (121,577)
  In excess of net investment income......................           --           (929)             --               --
  Net realized gains on investments.......................       (8,888)        (4,346)         (4,050)              --
                                                            ------------   ------------    ------------    ------------
    Total dividends and distributions -- Investment
      Shares..............................................      (82,763)       (47,847)       (186,231)        (121,577)
                                                            ------------   ------------    ------------    ------------
    Total dividends and distributions to shareholders.....   (5,802,610)    (5,394,910)     (5,076,696)      (5,035,967)
                                                            ------------   ------------    ------------    ------------
NET INCREASE/(DECREASE) FROM CAPITAL TRANSACTIONS.........   10,599,386      3,169,565       7,137,136      (40,554,343)
                                                            ------------   ------------    ------------    ------------
  Net increase/(decrease) in net assets...................   11,806,071      7,480,413       7,754,564      (38,895,871)
                                                            ------------   ------------    ------------    ------------
NET ASSETS AT END OF PERIOD...............................  $130,170,230   $118,364,159    $123,902,863    $116,148,299
                                                            ============   ============    ============    ============

                       See Notes to Financial Statements.

                      THE KENT             STATEMENTS OF CHANGES IN NET ASSETS
                      FUNDS

                                                                            MICHIGAN MUNICIPAL                GOVERNMENT
                                               MONEY MARKET FUND             MONEY MARKET FUND             MONEY MARKET FUND
                                          ---------------------------   ---------------------------   ---------------------------
                                              YEAR           YEAR           YEAR           YEAR           YEAR          PERIOD
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1998           1997           1998           1997           1998         1997(1)
                                           --------------------------    --------------------------   ---------------------------
NET ASSETS AT BEGINNING OF PERIOD.......  $475,557,215   $484,722,709   $211,971,193   $156,205,940   $94,626,461    $        --
                                          ------------   ------------   ------------   ------------   ------------   -----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income.................    28,254,914    26,741,343       9,607,143     6,381,928      5,863,503      2,952,675
  Net realized gains/(losses) on
    investments.........................        (3,030)       (1,165)          1,873       (12,469)          (766)             4
                                          ------------   ------------   ------------   ------------   ------------   -----------
  Net increase/(decrease) in net assets
    resulting from operations...........    28,251,884    26,740,178       9,609,016     6,369,459      5,862,737      2,952,679
                                          ------------   ------------   ------------   ------------   ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income.................   (28,105,841)  (26,699,476)     (9,596,573)   (6,369,567)    (5,861,605)    (2,952,603)
                                          ------------   ------------   ------------   ------------   ------------   -----------
    Total dividends and distributions --
      Institutional Shares..............   (28,105,841)  (26,699,476)     (9,596,573)   (6,369,567)    (5,861,605)    (2,952,603)
                                          ------------   ------------   ------------   ------------   ------------   -----------
INVESTMENT:
  Net investment income.................      (149,073)      (41,867)        (10,570)      (12,361)        (1,898)           (72)
                                          ------------   ------------   ------------   ------------   ------------   -----------
    Total dividends and distributions --
      Investment Shares.................      (149,073)      (41,867)        (10,570)      (12,361)        (1,898)           (72)
                                          ------------   ------------   ------------   ------------   ------------   -----------
    Total dividends and distributions to
      shareholders......................   (28,254,914)  (26,741,343)     (9,607,143)   (6,381,928)    (5,863,503)    (2,952,675)
                                          ------------   ------------   ------------   ------------   ------------   -----------
NET INCREASE/(DECREASE) FROM CAPITAL
  TRANSACTIONS..........................   221,573,434    (9,164,329)    111,644,427    55,777,722     72,389,849     94,626,457
                                          ------------   ------------   ------------   ------------   ------------   -----------
  Net increase/(decrease) in net
    assets..............................   221,570,404    (9,165,494)    111,646,300    55,765,253     72,389,083     94,626,461
                                          ------------   ------------   ------------   ------------   ------------   -----------
NET ASSETS AT END OF PERIOD.............  $697,127,619   $475,557,215   $323,617,493   $211,971,193   $167,015,544   $94,626,461
                                          ============   ============   ============   ============   ============   ===========

---------------

(1) For the period from June 2, 1997 (commencement of operations) through December 31, 1997.

                       See Notes to Financial Statements.

                      THE KENT          NOTES TO FINANCIAL STATEMENTS
                      FUNDS             DECEMBER 31, 1998

1.  ORGANIZATION

  The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered fourteen managed investment funds. The accompanying financial statements and financial highlights are those of the following: Kent Growth and Income Fund, Kent Small Company Growth Fund, Kent International Growth Fund, Kent Index Equity Fund, Kent Short Term Bond Fund, Kent Intermediate Bond Fund, Kent Income Fund, Kent Limited Term Tax-Free Fund, Kent Intermediate Tax-Free Fund, Kent Tax-Free Income Fund, Kent Michigan Municipal Bond Fund, Kent Money Market Fund, Kent Michigan Municipal Money Market Fund and Kent Government Money Market Fund (individually, a "Fund" and collectively, the "Funds").

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value and it allows for the creation of one or more classes of shares within each series.

  The Trust may issue more than one series of shares investing in Funds of securities. The Trust currently issues fourteen series of shares with two separate classes in each series: Investment Shares and Institutional Shares. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote.

  The investment objectives of the Funds are as follows:

  Growth and Income Fund -- To seek long-term capital growth with current income as a secondary goal.

  Small Company Growth Fund -- To seek long-term capital appreciation by investing in equity securities of small companies.

  International Growth Fund -- To seek long-term growth of capital and additional diversification for U.S. investors by investing in a varied Fund of foreign equity securities.

  Index Equity Fund -- To seek investment results which mirror the capital performance and dividend income of the Standard & Poor's 500 Composite Stock Price Index.

  Short Term Bond Fund -- To seek current income by investing primarily in a limited range of investment quality fixed income securities.

  Intermediate Bond Fund -- To seek current income by investing primarily in a broad range of investment quality debt securities.

  Income Fund -- To seek a high level of current income by investing in a broad range of investment quality debt securities.

  Limited Term Tax-Free Fund -- To seek current income, exempt from federal income tax, while preserving capital.

  Intermediate Tax-Free Fund -- To seek current income, exempt from federal income tax, while preserving capital.

  Tax-Free Income Fund -- To seek to provide as high a level of current income exempt from federal income tax as is consistent with prudent investing, while preserving capital.

  Michigan Municipal Bond Fund -- To seek current income, exempt from federal and State of Michigan personal income taxes, while preserving capital.

  Money Market Fund -- To seek current income from short-term securities while preserving capital and maintaining liquidity.

  Michigan Municipal Money Market Fund -- To seek current income from short-term securities that is exempt from federal and State of Michigan personal income taxes, while preserving capital and maintaining liquidity.

  Government Money Market Fund -- To seek current income from short-term United States Government securities while preserving capital and maintaining liquidity.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that

                     THE KENT       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     FUNDS          DECEMBER 31, 1998

may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

SECURITY VALUATION: Securities in the Money Market Fund, Michigan Municipal Money Market Fund and Government Money Market Fund (the "Money Market Funds") are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a Fund security initially at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

  In the Short Term Bond Fund, Intermediate Bond Fund, Income Fund, Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund and Michigan Municipal Bond Fund, corporate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  The Growth and Income Fund, Small Company Growth Fund, International Growth Fund and the Index Equity Fund value listed securities at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities are valued at the mean of the current bid and asked prices in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS: Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreement"). The Trust's custodian and other banks acting in a sub-custodian capacity, take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION: Investments and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on foreign investments and foreign income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Fund realizes a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable.

FUTURES CONTRACTS: The Funds (except for the Money Market Funds) may engage in transactions in financial futures contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase. This investment involves, to varying degrees, elements of market risk

                   THE KENT           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   FUNDS              DECEMBER 31, 1998

and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.

  Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received daily by the Fund based on the change in the market value of the position are recorded as a realized gain or loss.

  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

  To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index or group of securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

  The average market value of futures contracts held during the year ended December 31, 1998 was as follows:

                                          AVERAGE
FUNDS                                   MARKET VALUE
-----                                  --------------
Growth and Income Fund...............   $13,995,765
Small Company Growth Fund............    13,571,437
Index Equity Fund....................     7,242,800

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain Fund investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. The Funds maintain cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until settlement date.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  The International Growth Fund, upon the purchase or sale of a security denominated in a foreign currency, may enter into foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction to hedge the Fund against currency fluctuations during the settlement period. In such cases, the Fund has not realized currency gains or losses between the trade and settlement dates on these security transactions.

                   THE KENT           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   FUNDS              DECEMBER 31, 1998

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Money Market Fund, Michigan Municipal Money Market Fund and Government Money Market Fund declare dividends daily from net investment income and pay such dividends monthly. The other Funds declare and distribute dividends from net investment income monthly, with the exception of the International Growth Fund, which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in-capital.

  As of December 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to paid-in-capital:

                         ACCUMULATED
                        UNDISTRIBUTED      ACCUMULATED
                        (DISTRIBUTIONS    UNDISTRIBUTED
                        IN EXCESS OF)      NET REALIZED
                        NET INVESTMENT    GAINS/(LOSSES)
FUNDS                       INCOME        ON INVESTMENTS
-----                   --------------    --------------
Growth and Income
  Fund................     $536,244         $(536,244)
Small Company Growth
  Fund................       12,530           (12,530)
International Growth
  Fund................      155,626          (155,626)
Index Equity Fund.....        6,973            (6,973)
Short Term Bond Fund..           16                --
Intermediate Bond
  Fund................      262,700          (262,700)
Income Fund...........       19,527           (19,527)
Limited Term Tax-Free
  Fund................          776              (776)
Intermediate Tax-Free
  Fund................            5                (5)
Tax-Free Income Fund..            2                (2)
Michigan Municipal
  Bond Fund...........       21,509           (21,509)
Money Market..........           --                --
Michigan Municipal
  Money Market Fund...           --                --
Government Money
  Market Fund.........           --                --

FEDERAL INCOME TAXES: For federal income tax purposes, each Fund is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Fund to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  At December 31, 1998, the following Funds had the following capital loss carryforwards which will expire in the years indicated:

FUNDS                               AMOUNT      YEAR
-----                             ----------    ----
Short Term Bond Fund............  $  656,100    2001
                                   3,015,994    2002
                                     467,881    2003
                                     438,260    2004
                                   1,927,928    2005
                                     237,955    2006
                                  ----------
                                  $6,744,118
                                  ==========

                 THE KENT             NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                 FUNDS                DECEMBER 31, 1998

FUNDS                               AMOUNT      YEAR
-----                             ----------    ----
Intermediate Bond Fund..........  $  682,119    2004
                                   4,043,228    2005
                                  ----------
                                  $4,725,347
                                  ==========
Money Market Fund...............  $      433    1999
                                         224    2002
                                         194    2003
                                          27    2004
                                         432    2005
                                       3,763    2006
                                  ----------
                                  $    5,073
                                  ==========
Michigan Municipal Money Market
  Fund..........................  $   10,596    2005
                                  ==========
Government Money Market Fund....  $      765    2006
                                  ==========

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

ORGANIZATIONAL COSTS: The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the respective Fund's commencement of operations. In the event that any of the initial shares purchased by the Fund's sponsors are redeemed during such period by any holder thereof, the Fund will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. All such costs were fully amortized as of December 31, 1998.

RECLASSIFICATIONS: Certain reclassifications have been made to prior year financial statements in order to conform to the current presentation.

3.  RELATED PARTY TRANSACTIONS

The Funds are advised by Lyon Street Asset Management Company ("Lyon Street" or the "Investment Adviser"), a wholly-owned subsidiary of Old Kent Bank ("Old Kent"). Effective as of March 2, 1998, Lyon Street assumed the investment advisory responsibilities for each of the Funds from the Investment Management Group of Old Kent. This change did not involve a change in control or management of the investment adviser or a change in the Funds' portfolio managers. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on each Fund's average daily net assets at the following annual rates:

Growth and Income Fund......................  0.70%
Small Company Growth Fund...................  0.70%
International Growth Fund...................  0.75%
Index Equity Fund...........................  0.30%
Short Term Bond Fund........................  0.50%
Intermediate Bond Fund......................  0.55%
Income Fund.................................  0.60%
Limited Term Tax-Free Fund..................  0.45%
Intermediate Tax-Free Fund..................  0.50%
Tax-Free Income Fund........................  0.55%
Michigan Municipal Bond Fund................  0.45%
Money Market Fund...........................  0.40%
Michigan Municipal Money Market Fund........  0.40%
Government Money Market Fund................  0.40%

  The Index Equity Fund and Government Money Market Fund had investment advisory fees waived by Lyon Street equal to $354,807 and $233,025, respectively.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves the Funds as Administrator and Distributor. BISYS Fund Services Ohio, Inc. serves the Funds as Fund Accountant and Transfer Agent. BISYS and BISYS Fund Services Ohio, Inc. are both wholly owned subsidiaries of The BISYS Group, Inc. The Administrator is entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily

                 THE KENT             NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                 FUNDS                DECEMBER 31, 1998

and paid monthly at the annual rate of 0.015% of the average daily net assets of the Trust.

  Gross administration fees and fees waived for the year ended December 31, 1998 were as follows for the Funds indicated:

FUNDS                        GROSS FEES    FEES WAIVED
-----                        ----------    -----------
Growth and Income Fund.....  $1,411,202     $     --
Small Company Growth
  Fund.....................   1,358,690           --
International Growth
  Fund.....................     962,462           --
Index Equity Fund..........   1,282,561      425,483
Short Term Bond Fund.......     251,895           --
Intermediate Bond Fund.....   1,429,015           --
Income Fund................     446,634           --
Limited Term Tax-Free
  Fund.....................      65,607           --
Intermediate Tax-Free
  Fund.....................     517,725           --
Tax-Free Income Fund.......     226,159           --
Michigan Municipal Bond
  Fund.....................     225,753           --
Money Market Fund..........   1,019,396      394,533
Michigan Municipal Money
  Market Fund..............     576,590      255,083
Government Money Market
  Fund.....................     210,160      114,295

  Old Kent provides certain administrative services to the Trust pursuant to a Sub-Administration Agreement between Old Kent and BISYS. BISYS pays Old Kent a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees received by Old Kent for such administrative services were paid out of BISYS' administration fee and are not an additional charge to the Funds.

  Sub-administration fees for each Fund for the year ended December 31, 1998 are as follows:

FUNDS                           SUB-ADMINISTRATION FEES
-----                           -----------------------
Growth and Income Fund........         $390,190
Small Company Growth Fund.....          375,597
International Growth Fund.....          266,025
Index Equity Fund.............          354,803
Short Term Bond Fund..........           55,710
Intermediate Bond Fund........          316,044
Income Fund...................           98,766
Limited Term Tax-Free Fund....           14,508
Intermediate Tax-Free Fund....          114,500
Tax-Free Income Fund..........           50,020
Michigan Municipal Bond
  Fund........................           49,930
Money Market Fund.............          226,018
Michigan Municipal Money
  Market Fund.................           95,938
Government Money Market
  Fund........................           58,257

  Transfer agent fees for each Fund for the year ended December 31, 1998 are as follows:

FUNDS                               TRANSFER AGENT FEES
-----                               -------------------
Growth and Income Fund............       $171,326
Small Company Growth Fund.........        175,858
International Growth Fund.........        127,054
Index Equity Fund.................        171,097
Short Term Bond Fund..............         50,162
Intermediate Bond Fund............         77,676
Income Fund.......................         45,893
Limited Term Tax-Free Fund........         32,712
Intermediate Tax-Free Fund........         37,335
Tax-Free Income Fund..............         33,940
Michigan Municipal Bond Fund......         33,718
Money Market Fund.................         72,008
Michigan Municipal Money Market
  Fund............................         34,885
Government Money Market Fund......         34,643

                      THE KENT         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FUNDS            DECEMBER 31, 1998

  Fund accounting fees for each Fund for the year ended December 31, 1998 are as follows:

FUNDS                         GROSS FEES    FEES WAIVED
-----                         ----------    -----------
Growth and Income Fund......   $131,824      $ 78,034
Small Company Growth Fund...    145,893        75,116
International Growth Fund...    123,992        53,203
Index Equity Fund...........    131,054       106,416
Short Term Bond Fund........     25,860        13,927
Intermediate Bond Fund......    128,198        79,007
Income Fund.................     45,167        24,690
Limited Term Tax-Free
  Fund......................     12,025         3,627
Intermediate Tax-Free
  Fund......................     59,674        28,624
Tax-Free Income Fund........     31,111        12,504
Michigan Municipal Bond
  Fund......................     33,272        12,482
Money Market Fund...........     88,851        84,757
Michigan Municipal Money
  Market Fund...............     52,810        47,969
Government Money Market
  Fund......................     19,555        17,477

  Certain officers of the Trust are affiliated with BISYS and Lyon Street. Such officers receive no direct payments or fees from the Funds for serving as officers.

  The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Funds pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Funds. Although the Money Market Funds are authorized to pay 12b-1 fees of up to 0.25% in connection with the sale of Investment Shares, none of the Funds currently intends to pay such fees.

  Gross distribution fees and fees waived for each Fund for the year ended December 31, 1998 are as follows:

FUNDS                         GROSS FEES    FEES WAIVED
-----                         ----------    -----------
Growth and Income Fund......   $109,568       $   --
Small Company Growth Fund...     59,520           --
International Growth Fund...     27,994           --
Index Equity Fund...........     84,973           --
Short Term Bond Fund........     17,117        6,847
Intermediate Bond Fund......     24,241           --
Income Fund.................     21,966           --
Limited Term Tax-Free Fund..        934          373
Intermediate Tax-Free
  Fund......................      9,397           --
Tax-Free Income Fund........      4,710           --
Michigan Municipal Bond
  Fund......................     11,671        4,668
Money Market Fund...........         --           --
Michigan Municipal Money
  Market Fund...............         --           --
Government Money Market
  Fund......................         --           --

  Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as Assistant Secretary of the Trust.

                      THE KENT        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FUNDS           DECEMBER 31, 1998

4.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

                                                              GROWTH AND INCOME FUND          SMALL COMPANY GROWTH FUND
                                                          ------------------------------    ------------------------------
                                                           YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                              1998             1997             1998             1997
                                                          -------------    -------------    -------------    -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued.........................................  $ 227,159,369    $ 249,081,909    $ 302,052,649    $ 208,702,084
  Reinvestment of distributions.........................     32,729,339       30,110,268       40,424,917       26,503,462
  Shares redeemed.......................................   (246,102,212)    (147,058,160)    (184,973,716)    (161,953,808)
                                                          -------------    -------------    -------------    -------------
    Net increase (decrease) from Institutional capital
      transactions......................................     13,786,496      132,134,017      157,503,850       73,251,738
                                                          -------------    -------------    -------------    -------------
INVESTMENT:
  Shares issued.........................................     14,780,302       20,005,334        8,768,844        7,480,927
  Reinvestment of distributions.........................      4,118,060        2,967,456        2,517,754        1,566,793
  Shares redeemed.......................................    (10,232,022)      (4,320,697)      (6,299,296)      (3,330,447)
                                                          -------------    -------------    -------------    -------------
    Net increase (decrease) from Investment capital
      transactions......................................      8,666,340       18,652,093        4,987,302        5,717,273
                                                          -------------    -------------    -------------    -------------
    Total net increase (decrease) from capital
      transactions......................................  $  22,452,836    $ 150,786,110    $ 162,491,152    $  78,969,011
                                                          =============    =============    =============    =============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued.........................................     14,055,251       16,279,124       18,894,661       11,956,401
  Reinvestment of distributions.........................      1,992,365        1,971,493        2,459,426        1,547,774
  Shares redeemed.......................................    (15,006,273)      (9,401,038)     (11,327,584)      (9,131,520)
                                                          -------------    -------------    -------------    -------------
    Net increase (decrease) from Institutional shares
      transactions......................................      1,041,343        8,849,579       10,026,503        4,372,655
                                                          -------------    -------------    -------------    -------------
INVESTMENT:
  Shares issued.........................................        913,994        1,283,992          511,690          419,135
  Reinvestment of distributions.........................        252,348          195,172          152,813           91,169
  Shares redeemed.......................................       (634,252)        (280,261)        (383,678)        (191,859)
                                                          -------------    -------------    -------------    -------------
    Net increase (decrease) from Investment shares
      transactions......................................        532,090        1,198,903          280,825          318,445
                                                          -------------    -------------    -------------    -------------
    Total net increase (decrease) from shares
      transactions......................................      1,573,433       10,048,482       10,307,328        4,691,100
                                                          =============    =============    =============    =============

                       THE KENT        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                       FUNDS           DECEMBER 31, 1998

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                                             INTERNATIONAL GROWTH FUND            INDEX EQUITY FUND
                                                           -----------------------------    -----------------------------
                                                            YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                               1998             1997            1998             1997
                                                           -------------    ------------    -------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..........................................  $ 136,493,110    $189,937,844    $ 190,070,776    $323,258,744
  Reinvestment of distributions..........................     23,365,621      3,418,753         7,019,186       6,357,380
  Shares redeemed........................................   (161,041,176)   (92,021,615)     (178,461,700)    (77,077,375)
                                                           -------------    ------------    -------------    ------------
    Net increase (decrease) from Institutional capital
      transactions.......................................     (1,182,445)   101,334,982        18,628,262     252,538,749
                                                           -------------    ------------    -------------    ------------
INVESTMENT:
  Shares issued..........................................      7,181,444      3,462,874         8,289,279      15,939,700
  Reinvestment of distributions..........................      1,132,738        146,470           344,605         315,816
  Shares redeemed........................................     (6,306,339)    (2,625,594)       (6,250,907)     (2,603,171)
                                                           -------------    ------------    -------------    ------------
    Net increase (decrease) from Investment capital
      transactions.......................................      2,007,843        983,750         2,382,977      13,652,345
                                                           -------------    ------------    -------------    ------------
    Total net increase (decrease) from capital
      transactions.......................................  $     825,398    $102,318,732    $  21,011,239    $266,191,094
                                                           =============    ============    =============    ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued..........................................      8,614,874     12,562,555         9,139,342      18,391,993
  Reinvestment of distributions..........................      1,492,409        230,973           322,723         353,825
  Shares redeemed........................................     (9,986,982)    (5,990,183)       (8,478,378)     (4,462,155)
                                                           -------------    ------------    -------------    ------------
    Net increase (decrease) from Institutional shares
      transactions.......................................        120,301      6,803,345           983,687      14,283,663
                                                           -------------    ------------    -------------    ------------
INVESTMENT:
  Shares issued..........................................        441,796        227,807           394,992         915,280
  Reinvestment of distributions..........................         73,057          9,962            15,815          17,611
  Shares redeemed........................................       (389,582)      (175,388)         (293,283)       (149,114)
                                                           -------------    ------------    -------------    ------------
    Net increase (decrease) from Investment shares
      transactions.......................................        125,271         62,381           117,524         783,777
                                                           -------------    ------------    -------------    ------------
    Total net increase (decrease) from shares
      transactions.......................................        245,572      6,865,726         1,101,211      15,067,440
                                                           =============    ============    =============    ============

                     THE KENT         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     FUNDS            DECEMBER 31, 1998

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                           SHORT TERM                       INTERMEDIATE
                                            BOND FUND                        BOND FUND                       INCOME FUND
                                  -----------------------------    ------------------------------    ----------------------------
                                   YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                  DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                      1998            1997             1998             1997             1998            1997
                                  ------------    -------------    -------------    -------------    ------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued.................  $46,983,304     $  48,001,662    $ 338,390,247    $ 199,760,848    $72,628,587     $ 64,474,285
  Reinvestment of
    distributions...............    4,494,488         6,604,162       23,782,242       24,873,643      4,483,402        4,044,114
  Shares redeemed...............  (52,355,665)     (150,317,030)    (250,453,733)    (243,018,554)   (77,077,231)     (82,779,834)
                                  ------------    -------------    -------------    -------------    ------------    ------------
    Net increase (decrease) from
      Institutional capital
      transactions..............     (877,873)      (95,711,206)     111,718,756      (18,384,063)        34,758      (14,261,435)
                                  ------------    -------------    -------------    -------------    ------------    ------------
INVESTMENT:
  Shares issued.................    1,555,661         7,847,049        8,360,353        1,779,289      7,872,571        3,443,682
  Reinvestment of
    distributions...............      372,460           224,600          489,509          330,824        742,082          295,679
  Shares redeemed...............   (3,255,507)       (2,314,253)      (3,655,060)      (2,560,072)    (3,592,396)        (908,477)
                                  ------------    -------------    -------------    -------------    ------------    ------------
    Net increase (decrease) from
      Investment capital
      transactions..............   (1,327,386)        5,757,396        5,194,802         (449,959)     5,022,257        2,830,884
                                  ------------    -------------    -------------    -------------    ------------    ------------
    Total net increase
      (decrease) from capital
      transactions..............  $(2,205,259)    $ (89,953,810)   $ 116,913,558    $ (18,834,022)   $ 5,057,015     $(11,430,551)
                                  ============    =============    =============    =============    ============    ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued.................    4,796,963         4,932,559       33,667,668       20,424,141      6,983,209        6,376,298
  Reinvestment of
    distributions...............      460,770           681,245        2,384,021        2,553,873        433,651          400,874
  Shares redeemed...............   (5,351,943)      (15,426,349)     (25,053,433)     (24,790,453)    (7,372,911)      (8,087,197)
                                  ------------    -------------    -------------    -------------    ------------    ------------
    Net increase (decrease) from
      Institutional shares
      transactions..............      (94,210)       (9,812,545)      10,998,256       (1,812,439)        43,949       (1,310,025)
                                  ------------    -------------    -------------    -------------    ------------    ------------
INVESTMENT:
  Shares issued.................      159,007           806,758          833,731          180,929        757,461          338,211
  Reinvestment of
    distributions...............       38,229            23,130           48,917           33,899         71,851           29,196
  Shares redeemed...............     (333,161)         (237,636)        (364,011)        (261,548)      (344,684)         (89,859)
                                  ------------    -------------    -------------    -------------    ------------    ------------
    Net increase (decrease) from
      Investment shares
      transactions..............     (135,925)          592,252          518,637          (46,720)       484,628          277,548
                                  ------------    -------------    -------------    -------------    ------------    ------------
    Total net increase
      (decrease) from shares
      transactions..............     (230,135)       (9,220,293)      11,516,893       (1,859,159)       528,577       (1,032,477)
                                  ============    =============    =============    =============    ============    ============

                 THE KENT          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                 FUNDS             DECEMBER 31, 1998

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                                                    LIMITED TERM                    INTERMEDIATE
                                                                   TAX-FREE FUND                   TAX-FREE FUND
                                                            ----------------------------    ----------------------------
                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                1998            1997            1998            1997
                                                            ------------    ------------    ------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued...........................................  $ 8,572,004     $ 9,059,260     $66,076,832     $ 43,176,593
  Reinvestment of distributions...........................        8,045          13,903         208,477          124,001
  Shares redeemed.........................................  (12,452,040)    (14,638,082)    (47,473,584)     (60,115,232)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Institutional capital
      transactions........................................   (3,871,991)     (5,564,919)     18,811,725      (16,814,638)
                                                            ------------    ------------    ------------    ------------
INVESTMENT:
  Shares issued...........................................      222,120         677,012       2,087,564        1,089,316
  Reinvestment of distributions...........................       13,490          13,461         116,321           83,640
  Shares redeemed.........................................     (289,880)       (324,005)     (1,726,071)      (1,083,713)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Investment capital
      transactions........................................      (54,270)        366,468         477,814           89,243
                                                            ------------    ------------    ------------    ------------
    Total net increase (decrease) from capital
      transactions........................................  $(3,926,261)    $(5,198,451)    $19,289,539     $(16,725,395)
                                                            ============    ============    ============    ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued...........................................      839,153         888,774       6,151,853        4,110,419
  Reinvestment of distributions...........................          790           1,369          19,474           11,820
  Shares redeemed.........................................   (1,218,800)     (1,435,754)     (4,422,430)      (5,717,526)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Institutional shares
      transactions........................................     (378,857)       (545,611)      1,748,897       (1,595,287)
                                                            ------------    ------------    ------------    ------------
INVESTMENT:
  Shares issued...........................................       21,641          66,418         194,674          103,878
  Reinvestment of distributions...........................        1,318           1,317          10,869            7,978
  Shares redeemed.........................................      (28,369)        (31,731)       (161,174)        (104,039)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Investment shares
      transactions........................................       (5,410)         36,004          44,369            7,817
                                                            ------------    ------------    ------------    ------------
    Total net increase (decrease) from share
      transactions........................................     (384,267)       (509,607)      1,793,266       (1,587,470)
                                                            ============    ============    ============    ============

                    THE KENT          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    FUNDS             DECEMBER 31, 1998

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                                                      TAX-FREE                   MICHIGAN MUNICIPAL
                                                                    INCOME FUND                      BOND FUND
                                                            ----------------------------    ----------------------------
                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                1998            1997            1998            1997
                                                            ------------    ------------    ------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued...........................................  $32,537,497     $31,815,166     $40,230,617     $ 32,654,052
  Reinvestment of distributions...........................      111,411          76,956          47,874           70,141
  Shares redeemed.........................................  (22,259,614)    (29,459,976)    (34,650,281)     (75,229,474)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Institutional capital
      transactions........................................   10,389,294       2,432,146       5,628,210      (42,505,281)
                                                            ------------    ------------    ------------    ------------
INVESTMENT:
  Shares issued...........................................    1,402,556       1,224,420       3,062,612        2,865,534
  Reinvestment of distributions...........................       77,686          39,697         129,291           61,445
  Shares redeemed.........................................   (1,270,150)       (526,698)     (1,682,977)        (976,041)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Investment capital
      transactions........................................      210,092         737,419       1,508,926        1,950,938
                                                            ------------    ------------    ------------    ------------
    Total net increase (decrease) from capital
      transactions........................................  $10,599,386     $ 3,169,565     $ 7,137,136     $(40,554,343)
                                                            ============    ============    ============    ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued...........................................    3,037,158       3,066,893       3,919,445        3,222,928
  Reinvestment of distributions...........................       10,424           7,401           4,681            6,941
  Shares redeemed.........................................   (2,072,941)     (2,828,842)     (3,382,841)      (7,426,189)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Institutional shares
      transactions........................................      974,641         245,452         541,285       (4,196,320)
                                                            ------------    ------------    ------------    ------------
INVESTMENT:
  Shares issued...........................................      130,884         116,872         298,776          283,459
  Reinvestment of distributions...........................        7,256           3,802          12,655            6,073
  Shares redeemed.........................................     (118,616)        (51,267)       (164,507)         (97,266)
                                                            ------------    ------------    ------------    ------------
    Net increase (decrease) from Investment shares
      transactions........................................       19,524          69,407         146,924          192,266
                                                            ------------    ------------    ------------    ------------
    Total net increase (decrease) from share
      transactions........................................      994,165         314,859         688,209       (4,004,054)
                                                            ============    ============    ============    ============

                   THE KENT         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                   FUNDS            DECEMBER 31, 1998

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of the Funds are summarized below:

                                                                         MICHIGAN MUNICIPAL                  GOVERNMENT
                                        MONEY MARKET FUND                 MONEY MARKET FUND               MONEY MARKET FUND
                                ---------------------------------   -----------------------------   -----------------------------
                                  YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                 DECEMBER 31,      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1998              1997             1998            1997            1998           1997(1)
                                ---------------   ---------------   -------------   -------------   -------------   -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued...............  $ 1,330,695,260   $ 1,151,538,209   $ 559,420,529   $ 279,013,482   $ 525,385,514   $ 328,632,081
  Reinvestment of
    distributions.............        2,064,457         1,693,047         358,257         192,298       5,375,385       2,413,585
  Shares redeemed.............   (1,113,735,038)   (1,162,770,824)   (448,191,138)   (222,935,437)   (458,462,125)   (236,421,222)
                                ---------------   ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease)
      from Institutional
      capital transactions....      219,024,679        (9,539,568)    111,587,648      56,270,343      72,298,774      94,624,444
                                ---------------   ---------------   -------------   -------------   -------------   -------------
INVESTMENT:
  Shares issued...............       19,973,693         1,909,306       5,192,300         191,150         124,496           4,460
  Reinvestment of
    distributions.............          136,660            38,914          10,702          13,697           1,547              63
  Shares redeemed.............      (17,561,598)       (1,572,981)     (5,146,223)       (697,468)        (34,968)         (2,510)
                                ---------------   ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease)
      from Investment capital
      transactions............        2,548,755           375,239          56,779        (492,621)         91,075           2,013
                                ---------------   ---------------   -------------   -------------   -------------   -------------
    Total net increase
      (decrease) from capital
      transactions............  $   221,573,434   $    (9,164,329)  $ 111,644,427   $  55,777,722   $  72,389,849   $  94,626,457
                                ===============   ===============   =============   =============   =============   =============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued...............    1,330,695,260     1,151,538,209     559,420,529     279,013,482     525,385,514     328,632,081
  Reinvestment of
    distributions.............        2,064,457         1,693,047         358,257         192,298       5,375,385       2,413,585
  Shares redeemed.............   (1,113,735,038)   (1,162,770,823)   (448,191,138)   (222,935,438)   (458,462,125)   (236,421,222)
                                ---------------   ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease)
      from Institutional
      shares transactions.....      219,024,679        (9,539,567)    111,587,648      56,270,342      72,298,774      94,624,444
                                ---------------   ---------------   -------------   -------------   -------------   -------------
INVESTMENT:
  Shares issued...............       19,973,693         1,909,306       5,192,299         191,151         124,496           4,460
  Reinvestment of
    distributions.............          136,660            38,916          10,702          13,697           1,547              63
  Shares redeemed.............      (17,561,598)       (1,572,981)     (5,146,223)       (697,467)        (34,968)         (2,510)
                                ---------------   ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease)
      from Investment shares
      transactions............        2,548,755           375,241          56,778        (492,619)         91,075           2,013
                                ---------------   ---------------   -------------   -------------   -------------   -------------
                                    221,573,434        (9,164,326)    111,644,426      55,777,723      72,389,849      94,626,457
                                ===============   ===============   =============   =============   =============   =============

---------------

(1) From the period June 2, 1997 (commencement of operations) through December 31, 1997.

                    THE KENT        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                    FUNDS           DECEMBER 31, 1998

5.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1998 were as follows:

FUNDS                     PURCHASES         SALES
-----                    ------------    ------------
Growth and Income
  Fund.................  $184,514,729    $154,544,061
Small Company Growth
  Fund.................   400,632,671     301,355,298
International Growth
  Fund.................   116,319,221     140,654,758
Index Equity Fund......    96,162,138      80,203,220
Short Term Bond Fund...    93,066,275     100,991,593
Intermediate Bond
  Fund.................   825,713,060     781,848,961
Income Fund............   276,195,724     247,308,500
Limited Term Tax-Free
  Fund.................    12,761,283      21,621,733
Intermediate Tax-Free
  Fund.................   126,889,869     110,781,032
Tax-Free Income Fund...    73,084,065      63,254,521
Michigan Municipal Bond
  Fund.................    67,993,922      61,060,945

6.  FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  LONG TERM CAPITAL GAINS DISTRIBUTIONS: During the year ended December 31, 1998, the following Funds declared long-term capital distributions in the following amounts:

FUNDS                                      AMOUNT
-----                                    -----------
Growth and Income Fund...............    $60,688,954
Small Company Growth Fund............     75,870,260
International Growth Fund............     44,306,551
Index Equity Fund....................        291,970
Income Fund..........................      2,384,670
Limited Term Tax-Free Fund...........         19,942
Intermediate Tax-Free Fund...........        160,372
Tax-Free Income Fund.................        303,502
Michigan Municipal Bond Fund.........         80,758

  DIVIDEND RECEIVED DEDUCTION: For corporate shareholders the following percentages of the total ordinary income distributions paid during the fiscal year ended December 31, 1998, qualify for the corporate dividends received deductions:

FUNDS                                      PERCENTAGE
-----                                      ----------
Growth and Income Fund.................      68.84%
Small Company Growth Fund..............      80.55%
Index Equity Fund......................      99.99%

  TAX-EXEMPT INCOME DISTRIBUTIONS: During the fiscal year ended December 31, 1998, the following Funds declared tax-exempt income distributions in the following amounts:

FUNDS                                      AMOUNT
-----                                    -----------
Limited Term Tax-Free Fund...........    $ 1,351,944
Intermediate Term Tax-Free Fund......     12,083,528
Tax-Free Income Fund.................      5,192,797
Michigan Municipal Bond Fund.........      4,974,008
Michigan Municipal Money Market
  Fund...............................      9,427,033

7.  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  The Growth and Income Fund and the International Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

  The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.  CONCENTRATION OF CREDIT RISK

  The Michigan Municipal Money Market Fund and Michigan Municipal Bond Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

  The Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund had the following concentrations by industry

                      THE KENT        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FUNDS           DECEMBER 31, 1998

sector at December 31, 1998 (as a percentage of total investments):

                                                                        MICHIGAN
                       LIMITED                              MICHIGAN    MUNICIPAL
                         TERM     INTERMEDIATE   TAX-FREE   MUNICIPAL     MONEY
                       TAX-FREE     TAX-FREE      INCOME      BOND       MARKET
                         FUND         FUND         FUND       FUND        FUND
                       --------   ------------   --------   ---------   ---------
Airport..............    1.65%        1.63%        2.64%       1.40%       1.37%
Development..........   10.94%        3.62%        2.69%       6.80%      55.78%
Education............   13.13%        5.81%        7.06%       4.36%       4.37%
Facilities...........    1.57%        5.12%        2.60%       2.69%       0.52%
General Obligation...   21.98%       31.05%       27.98%      10.64%       5.14%
Housing
  Development........      --           --         1.00%       2.25%       5.48%
Law Enforcement......      --           --           --        1.95%         --
Medical..............   11.68%        1.58%        9.19%      19.10%       3.85%
Multifamily
  Housing............      --           --         1.03%         --        1.33%
Mutual Funds.........    1.18%        0.36%        0.23%       0.54%       0.17%
Nursing Homes........      --           --           --        1.34%         --
Pollution............    7.46%        6.07%        2.04%       1.06%       5.98%
Public
  Improvements.......    3.28%          --           --          --          --
Power................      --         9.61%       11.63%       4.08%         --
School District......    6.59%       12.88%        8.35%      33.97%       7.08%
Sewer................      --           --           --        0.45%         --
Single Family
  Housing............    9.51%        0.88%          --          --        0.37%
Transportation.......    7.86%        9.35%       10.92%       5.13%       0.63%
Utilities............    3.17%        8.14%        9.33%       3.38%       4.10%
Water................      --         3.90%        3.31%       0.86%       3.84%
                        -----        -----        -----       -----       -----
                          100%         100%         100%        100%        100%
                        =====        =====        =====       =====       =====

9.  COMMON TRUST FUND CONVERSIONS:

  On December 3, 1998, the net assets of certain common trust funds managed by the Investment Adviser were exchanged in a tax-free conversion for Institutional shares of the corresponding Kent Funds. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation of assets acquired as of the conversion date:

                                                   NET ASSET
                         SHARES     NET ASSETS     VALUE PER      UNREALIZED
                         ISSUED      CONVERTED       SHARE       APPRECIATION
                       ----------   -----------   ------------   ------------
Growth and Income
  Fund...............   3,222,690   $54,431,232      $16.89      $17,190,675
Intermediate Bond
  Fund...............   9,258,351    93,787,091       10.13        3,684,581
Intermediate Tax-
  Free Fund..........   1,042,405    11,247,552       10.79          405,284

10.  SUBSEQUENT EVENT:

  On November 18, 1998, the Board of Trustees approved a Plan of Reorganization whereby the assets and liabilities of the Limited Term Tax-Free Fund would be transferred to the Intermediate Tax-Free Fund. Proxy materials will be mailed to shareholders of the Limited Term Tax-Free Fund seeking approval of the proposed reorganization. If the reorganization is approved by the shareholders of the Limited Term Tax-Free Fund, shareholders of the Limited Term Tax-Free Fund will become shareholders of the Intermediate Tax-Free Fund upon consummation of the reorganization.

                 THE KENT                 GROWTH AND INCOME FUND
                 FUNDS                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.......................  $  15.55    $  13.90    $  13.25    $  10.50    $  10.91
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income....................................      0.13        0.25        0.30        0.33        0.31
  Net realized and unrealized gains (losses) on
    investments, futures contracts and foreign currency
    translations...........................................      4.03        3.04        2.16        3.28       (0.26)
                                                             --------    --------    --------    --------    --------
Total Income from Investment Operations....................      4.16        3.29        2.46        3.61        0.05
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income....................................     (0.13)      (0.25)      (0.30)      (0.33)      (0.31)
  In excess of net investment income.......................     (0.01)         --          --          --          **
  Net realized gains on investments and futures
    contracts..............................................     (1.54)      (1.39)      (1.51)      (0.53)      (0.15)
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions......................     (1.68)      (1.64)      (1.81)      (0.86)      (0.46)
                                                             --------    --------    --------    --------    --------
Net change in net asset value..............................      2.48        1.65        0.65        2.75       (0.41)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period.............................  $  18.03    $  15.55    $  13.90    $  13.25    $  10.50
                                                             ========    ========    ========    ========    ========
Total return...............................................     28.07%      24.14%      19.47%      34.91%       0.51%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........................  $827,828    $697,973    $500,857    $401,371    $308,825
  Ratio of expenses to average net assets..................      0.93%       0.92%       0.95%       0.94%       0.98%
  Ratio of net investment income to average net assets.....      0.77%       1.61%       2.18%       2.73%       3.04%
  Ratio of expenses to average net assets*.................      0.94%       0.93%       0.95%        ***         ***
  Portfolio turnover rate(1)...............................        20%         88%         39%         58%         28%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                THE KENT               GROWTH AND INCOME FUND
                FUNDS                  FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                              -------    -------    -------    -------    ------
Net asset value, beginning of period........................  $ 15.44    $ 13.81    $ 13.19    $ 10.46    $10.87
                                                              -------    -------    -------    -------    ------
Income from Investment Operations:
  Net investment income.....................................     0.08       0.21       0.26       0.30      0.32
  Net realized and unrealized gains (losses) on investments,
    futures contracts and foreign currency translations.....     4.00       3.02       2.15       3.26     (0.27)
                                                              -------    -------    -------    -------    ------
Total Income from Investment Operations.....................     4.08       3.23       2.41       3.56      0.05
                                                              -------    -------    -------    -------    ------
Less Dividends and Distributions from:
  Net investment income.....................................    (0.08)     (0.21)     (0.26)     (0.30)    (0.31)
  In excess of net investment income........................    (0.02)        --      (0.02)        --        **
  Net realized gains on investments and futures contracts...    (1.54)     (1.39)     (1.51)     (0.53)    (0.15)
                                                              -------    -------    -------    -------    ------
    Total Dividends and Distributions.......................    (1.64)     (1.60)     (1.79)     (0.83)    (0.46)
                                                              -------    -------    -------    -------    ------
Net change in net asset value...............................     2.44       1.63       0.62       2.73     (0.41)
                                                              -------    -------    -------    -------    ------
Net asset value, end of period..............................  $ 17.88    $ 15.44    $ 13.81    $ 13.19    $10.46
                                                              =======    =======    =======    =======    ======
Total return(1).............................................    27.68%     23.89%     19.14%     34.61%     0.50%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $50,458    $35,343    $15,063    $11,079    $8,005
  Ratio of expenses to average net assets...................     1.18%      1.17%      1.09%      1.18%     0.98%
  Ratio of net investment income to average net assets......     0.50%      1.31%      1.77%      2.48%     3.03%
  Ratio of expenses to average net assets*..................     1.19%      1.18%      1.09%       ***       ***
  Portfolio turnover rate(2)................................       20%        88%        39%        58%       28%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                      THE KENT         SMALL COMPANY GROWTH FUND
                      FUNDS            FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.......................  $  18.39    $  15.65    $  13.82    $  11.99    $  12.50
                                                             --------    --------    --------    --------    --------
  Income (loss) from Investment Operations:
  Net investment income....................................      0.03        0.04        0.12        0.10        0.10
  Net realized and unrealized gains (losses) on
    investments, futures contracts and foreign currency
    translations...........................................     (1.08)       4.19        2.55        2.64       (0.10)
                                                             --------    --------    --------    --------    --------
Total Income (loss) from Investment Operations.............     (1.05)       4.23        2.67        2.74          --
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income....................................     (0.03)      (0.04)      (0.12)      (0.10)      (0.09)
  In excess of net investment income.......................        --       (0.02)         --          --       (0.01)
  Net realized gains on investments and futures
    contracts..............................................     (1.85)      (1.43)      (0.72)      (0.81)      (0.41)
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions......................     (1.88)      (1.49)      (0.84)      (0.91)      (0.51)
                                                             --------    --------    --------    --------    --------
Net change in net asset value..............................     (2.93)       2.74        1.83        1.83       (0.51)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period.............................  $  15.46    $  18.39    $  15.65    $  13.82    $  11.99
                                                             ========    ========    ========    ========    ========
Total return...............................................     (6.15%)     27.94%      19.56%      23.75%      (0.06%)
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........................  $760,335    $719,998    $544,081    $450,072    $304,179
  Ratio of expenses to average net assets..................      0.94%       0.93%       0.96%       0.97%       0.98%
  Ratio of net investment income to average net assets.....      0.18%       0.24%       0.78%       0.83%       0.79%
  Ratio of expenses to average net assets*.................      0.95%       0.94%       0.96%         **          **
  Portfolio turnover rate(1)...............................        41%         32%         16%         30%         20%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                        THE KENT           SMALL COMPANY GROWTH FUND
                        FUNDS              FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                              -------    -------    -------    -------    ------
Net asset value, beginning of period........................  $ 18.33    $ 15.61    $ 13.81    $ 11.98    $12.49
                                                              -------    -------    -------    -------    ------
Income (loss) from Investment Operations:
  Net investment income (loss)..............................    (0.01)        --       0.07       0.07      0.10
  Net realized and unrealized gains (losses) on investments,
    futures contracts and foreign currency translations.....    (1.08)      4.19       2.54       2.64     (0.11)
                                                              -------    -------    -------    -------    ------
Total Income (loss) from Investment Operations..............    (1.09)      4.19       2.61       2.71     (0.01)
                                                              -------    -------    -------    -------    ------
Less Dividends and Distributions from:
  Net investment income.....................................       --         --      (0.08)     (0.07)    (0.08)
  In excess of net investment income........................       --      (0.04)     (0.01)        --     (0.01)
  Net realized gains on investments and futures contracts...    (1.85)     (1.43)     (0.72)     (0.81)    (0.41)
                                                              -------    -------    -------    -------    ------
    Total Dividends and Distributions.......................    (1.85)     (1.47)     (0.81)     (0.88)    (0.50)
                                                              -------    -------    -------    -------    ------
Net change in net asset value...............................    (2.94)      2.72       1.80       1.83     (0.51)
                                                              -------    -------    -------    -------    ------
Net asset value, end of period..............................  $ 15.39    $ 18.33    $ 15.61    $ 13.81    $11.98
                                                              =======    =======    =======    =======    ======
Total return(1).............................................    (6.40%)    27.71%     19.16%     23.47%    (0.08%)
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $23,455    $22,784    $14,436    $10,955    $8,433
  Ratio of expenses to average net assets...................     1.19%      1.18%      1.21%      1.20%     0.98%
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.07%)    (0.01%)     0.53%      0.59%     0.79%
  Ratio of expenses to average net assets*..................     1.20%      1.19%      1.21%        **        **
  Portfolio turnover rate(2)................................       41%        32%        16%        30%       20%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    THE KENT           INTERNATIONAL GROWTH FUND
                    FUNDS              FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.......................  $  14.89    $  14.75    $  14.18    $  13.06    $  12.84
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income....................................      0.14        0.11        0.13        0.13        0.12
  Net realized and unrealized gains (losses) on
    investments, futures contracts and foreign currency
    translations...........................................      2.48        0.26        0.70        1.54        0.61
                                                             --------    --------    --------    --------    --------
Total Income from Investment Operations....................      2.62        0.37        0.83        1.67        0.73
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income....................................     (0.07)      (0.09)      (0.10)      (0.13)      (0.07)
  In excess of net investment income.......................     (0.12)      (0.06)      (0.02)      (0.11)      (0.03)
  Net realized gains on investments and foreign currency...     (1.41)      (0.07)      (0.13)      (0.31)      (0.41)
  In excess of net realized gains..........................        --       (0.01)      (0.01)         --          --
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions......................     (1.60)      (0.23)      (0.26)      (0.55)      (0.51)
                                                             --------    --------    --------    --------    --------
Net change in net asset value..............................      1.02        0.14        0.57        1.12        0.22
                                                             --------    --------    --------    --------    --------
Net asset value, end of period.............................  $  15.91    $  14.89    $  14.75    $  14.18    $  13.06
                                                             ========    ========    ========    ========    ========
Total return...............................................     17.92%       2.54%       5.87%      13.00%       5.73%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........................  $528,500    $492,598    $387,799    $286,545    $178,186
  Ratio of expenses to average net assets..................      1.05%       1.05%       1.09%       1.17%       1.22%
  Ratio of net investment income to average net assets.....      0.87%       0.80%       0.97%       1.35%       0.87%
  Ratio of expenses to average net assets*.................      1.06%       1.06%       1.09%         **          **
  Portfolio turnover rate(1)...............................        22%          3%         13%          6%         20%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                     THE KENT          INTERNATIONAL GROWTH FUND
                     FUNDS             FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                          YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               1998       1997      1996      1995      1994
                                                              -------    ------    ------    ------    ------
Net asset value, beginning of period........................  $ 14.79    $14.69    $14.13    $13.00    $12.81
                                                              -------    ------    ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................     0.10      0.08      0.12      0.14      0.14
  Net realized and unrealized gains (losses) on investments,
    futures contracts and foreign currency translations.....     2.46      0.25      0.66      1.50      0.56
                                                              -------    ------    ------    ------    ------
Total Income from Investment Operations.....................     2.56      0.33      0.78      1.64      0.70
                                                              -------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................       --     (0.06)    (0.08)    (0.09)    (0.07)
  In excess of net investment income........................   (0.19)     (0.09)       --     (0.11)    (0.03)
  Net realized gains on securities and foreign currency.....   (1.41)     (0.07)    (0.14)    (0.31)    (0.41)
  In excess of net realized gains...........................       --     (0.01)       --        --        --
                                                              -------    ------    ------    ------    ------
    Total Dividends and Distributions.......................   (1.60)     (0.23)    (0.22)    (0.51)    (0.51)
                                                              -------    ------    ------    ------    ------
Net change in net asset value...............................     0.96      0.10      0.56      1.13      0.19
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $ 15.75    $14.79    $14.69    $14.13    $13.00
                                                              =======    ======    ======    ======    ======
Total return(1).............................................    17.60%     2.25%     5.57%    12.86%     5.51%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $12,390    $9,780    $8,799    $7,548    $6,539
  Ratio of expenses to average net assets...................     1.30%     1.30%     1.34%     1.40%     1.25%
  Ratio of net investment income to average net assets......     0.59%     0.53%     0.74%     1.11%     0.81%
  Ratio of expenses to average net assets*..................     1.31%     1.31%     1.34%       **        **
  Portfolio turnover rate(2)................................       22%        3%       13%        6%       20%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                  THE KENT             INDEX EQUITY FUND
                  FUNDS                FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.......................  $  19.14    $  14.71    $  12.56    $  10.68    $  11.04
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income....................................      0.24        0.25        0.26        0.26        0.25
  Net realized and unrealized gains (losses) on
    investments, futures contracts and foreign currency
    translations...........................................      5.14        4.50        2.47        3.44       (0.15)
                                                             --------    --------    --------    --------    --------
Total Income from Investment Operations....................      5.38        4.75        2.73        3.70        0.10
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income....................................    (0.24)       (0.25)      (0.26)      (0.25)      (0.26)
  Net realized gains on investments and futures
    contracts..............................................    (0.04)       (0.05)      (0.28)      (1.57)      (0.20)
  In excess of net realized gains..........................        --       (0.02)      (0.04)         --          --
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions......................    (0.28)       (0.32)      (0.58)      (1.82)      (0.46)
                                                             --------    --------    --------    --------    --------
Net change in net asset value..............................      5.10        4.43        2.15        1.88       (0.36)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period.............................  $  24.24    $  19.14    $  14.71    $  12.56    $  10.68
                                                             ========    ========    ========    ========    ========
Total return...............................................     28.26%      32.55%      22.18%      36.23%       0.86%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........................  $771,147    $590,241    $243,438    $183,877    $245,550
  Ratio of expenses to average net assets..................      0.42%       0.43%       0.49%       0.56%       0.58%
  Ratio of net investment income to average net assets.....      1.10%       1.44%       1.91%       2.14%       2.32%
  Ratio of expenses to average net assets*.................      0.55%       0.54%       0.59%       0.56%       0.58%
  Portfolio turnover rate(1)...............................        12%          1%          2%          3%         50%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                   THE KENT            INDEX EQUITY FUND
                   FUNDS               FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                          YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                               1998       1997       1996      1995      1994
                                                              -------    -------    ------    ------    ------
Net asset value, beginning of period........................  $ 19.15    $ 14.72    $12.57    $10.70    $11.07
                                                              -------    -------    ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................     0.18       0.20      0.22      0.23      0.26
  Net realized and unrealized gains (losses) on investments,
    futures contracts and foreign currency translations.....     5.14       4.51      2.48      3.44     (0.17)
                                                              -------    -------    ------    ------    ------
Total Income from Investment Operations.....................     5.32       4.71      2.70      3.67      0.09
                                                              -------    -------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................    (0.18)     (0.20)    (0.22)    (0.23)    (0.26)
  In excess of net investment income........................       --      (0.01)    (0.01)       --        --
  Net realized gains on investments and futures contracts...    (0.04)     (0.06)    (0.32)    (1.57)    (0.20)
  In excess of net realized gains...........................       --      (0.01)       --        --        --
                                                              -------    -------    ------    ------    ------
    Total Dividends and Distributions.......................    (0.22)     (0.28)    (0.55)    (1.80)    (0.46)
                                                              -------    -------    ------    ------    ------
Net change in net asset value...............................     5.10       4.43      2.15      1.87     (0.37)
                                                              -------    -------    ------    ------    ------
Net asset value, end of period..............................  $ 24.25    $ 19.15    $14.72    $12.57    $10.70
                                                              =======    =======    ======    ======    ======
Total return(1).............................................    27.93%     32.24%    21.92%    35.81%     0.75%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $38,205    $27,922    $9,925    $6,612    $4,736
  Ratio of expenses to average net assets...................     0.67%      0.68%     0.74%     0.80%     0.60%
  Ratio of net investment income to average net assets......     0.85%      1.20%     1.67%     1.86%     2.30%
  Ratio of expenses to average net assets*..................     0.80%      0.79%     0.84%     0.81%     0.60%
  Portfolio turnover rate(2)................................       12%         1%        2%        3%       50%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                   THE KENT            SHORT TERM BOND FUND
                   FUNDS               FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $   9.75    $   9.75    $   9.96    $   9.52    $   9.91
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income..................................        0.56        0.61        0.61        0.55        0.48
  Net realized and unrealized gains (losses) on
    investments..........................................        0.02          --       (0.21)       0.43       (0.38)
                                                             --------    --------    --------    --------    --------
Total Income from Investment Operations..................        0.58        0.61        0.40        0.98        0.10
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income..................................       (0.56)      (0.61)      (0.61)      (0.54)      (0.49)
  In excess of net investment income.....................          --          --          --          --          **
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions....................       (0.56)      (0.61)      (0.61)      (0.54)      (0.49)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................        0.02        0.00       (0.21)       0.44       (0.39)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $   9.77    $   9.75    $   9.75    $   9.96    $   9.52
                                                             ========    ========    ========    ========    ========
Total return.............................................        6.14%       6.42%       4.22%      10.53%       1.03%
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $139,229    $139,739    $235,430    $310,680    $176,765
  Ratio of expenses to average net assets................        0.76%       0.72%       0.70%       0.77%       0.73%
  Ratio of net investment income to average net assets...        5.74%       6.04%       6.17%       5.60%       4.75%
  Ratio of expenses to average net assets*...............        0.77%       0.73%       0.70%        ***         ***
  Portfolio turnover rate(1).............................          72%         89%         32%         75%         56%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  Amount is less than $0.005.
*** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                      THE KENT          SHORT TERM BOND FUND
                      FUNDS             FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $   9.74    $   9.74    $   9.95    $   9.52    $   9.91
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income..................................        0.55        0.57        0.59        0.52        0.47
  Net realized and unrealized gains (losses) on
    investments..........................................        0.02        0.02       (0.20)       0.44       (0.37)
                                                             --------    --------    --------    --------    --------
Total Income from Investment Operations..................        0.57        0.59        0.39        0.96        0.10
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income..................................       (0.52)      (0.59)      (0.54)      (0.53)      (0.48)
  In excess of net investment income.....................       (0.03)         --       (0.06)         --       (0.01)
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions....................       (0.55)      (0.59)      (0.60)      (0.53)      (0.49)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................        0.02          --       (0.21)       0.43       (0.39)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $   9.76    $   9.74    $   9.74    $   9.95    $   9.52
                                                             ========    ========    ========    ========    ========
Total return(1)..........................................        6.00%       6.26%       4.06%      10.30%       1.01%
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $  6,126    $  7,433    $  1,667    $  1,634    $  1,649
  Ratio of expenses to average net assets................        0.91%       0.88%       0.85%       0.91%       0.74%
  Ratio of net investment income to average net assets...        5.60%       5.75%       6.02%       5.40%       4.79%
  Ratio of expenses to average net assets*...............        1.02%       0.99%       0.96%         **          **
  Portfolio turnover rate(2).............................          72%         89%         32%         75%         56%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                     THE KENT                INTERMEDIATE BOND FUND
                     FUNDS                   FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $   9.90    $   9.76    $  10.12    $   9.29    $  10.18
                                                             --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
  Net investment income..................................        0.58        0.59        0.60        0.65        0.56
  Net realized and unrealized gains (losses) on
    investments..........................................        0.16        0.14       (0.32)       0.81       (0.88)
                                                             --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations...........        0.74        0.73        0.28        1.46       (0.32)
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income..................................       (0.58)      (0.59)      (0.61)      (0.63)      (0.54)
  In excess of net investment income.....................          --          --       (0.03)         --       (0.01)
  Net realized gains on investments......................          --          --          --          --       (0.02)
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions....................       (0.58)      (0.59)      (0.64)      (0.63)      (0.57)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................        0.16        0.14       (0.36)       0.83       (0.89)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $  10.06    $   9.90    $   9.76    $  10.12    $   9.29
                                                             ========    ========    ========    ========    ========
Total return.............................................        7.65%       7.80%       3.01%      16.18%      (3.19%)
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $885,580    $762,740    $769,395    $854,801    $977,865
  Ratio of expenses to average net assets................        0.76%       0.75%       0.77%       0.77%       0.80%
  Ratio of net investment income to average net assets...        5.77%       6.03%       6.18%       6.50%       6.03%
  Ratio of expenses to average net assets*...............        0.77%       0.76%       0.78%         **          **
  Portfolio turnover rate(1).............................         106%        114%        135%        166%        124%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    THE KENT             INTERMEDIATE BOND FUND
                    FUNDS                FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $   9.93    $   9.78    $  10.14    $   9.32    $  10.19
                                                             --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
  Net investment income..................................        0.54        0.57        0.58        0.61        0.57
  Net realized and unrealized gains (losses) on
    investments..........................................        0.16        0.15       (0.32)       0.82       (0.87)
                                                             --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations...........        0.70        0.72        0.26        1.43       (0.30)
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income..................................       (0.55)      (0.57)      (0.57)      (0.61)      (0.54)
  In excess of net investment income.....................          --          --       (0.05)         --       (0.01)
  Net realized gains on investments......................          --          --          --          --       (0.02)
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions....................       (0.55)      (0.57)      (0.62)      (0.61)      (0.57)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................        0.15        0.15       (0.36)       0.82       (0.87)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $  10.08    $   9.93    $   9.78    $  10.14    $   9.32
                                                             ========    ========    ========    ========    ========
Total return(1)..........................................        7.26%       7.62%       2.76%      15.76%      (3.01%)
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $ 12,313    $  6,972    $  7,327    $  6,862    $  9,196
  Ratio of expenses to average net assets................        1.01%       1.00%       1.02%       1.01%       0.81%
  Ratio of net investment income to average net assets...        5.51%       5.79%       5.92%       6.24%       5.94%
  Ratio of expenses to average net assets*...............        1.02%       1.01%       1.03%         **          **
  Portfolio turnover rate(2).............................         106%        114%        135%        166%        124%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                   THE KENT               INCOME FUND
                   FUNDS                  FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                                1998        1997        1996      1995(1)
                                                              --------    --------    --------    --------
Net asset value, beginning of period........................  $  10.30    $  10.16    $  10.84    $  10.00
                                                              --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.....................................      0.65        0.68        0.66        0.55
  Net realized and unrealized gains (losses) on
    investments.............................................      0.27        0.34       (0.56)       0.92
                                                              --------    --------    --------    --------
Total Income from Investment Operations.....................      0.92        1.02        0.10        1.47
                                                              --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.65)      (0.68)      (0.65)      (0.54)
  In excess of net investment income........................        --          --       (0.10)         --
  Net realized gains on investments.........................     (0.24)      (0.20)      (0.03)      (0.09)
                                                              --------    --------    --------    --------
    Total Dividends and Distributions.......................     (0.89)      (0.88)      (0.78)      (0.63)
                                                              --------    --------    --------    --------
Net change in net asset value...............................      0.03        0.14       (0.68)       0.84
                                                              --------    --------    --------    --------
Net asset value, end of period..............................  $  10.33    $  10.30    $  10.16    $  10.84
                                                              ========    ========    ========    ========
Total return................................................      9.29%      10.55%       1.19%      15.05%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $231,017    $229,778    $240,060    $126,056
  Ratio of expenses to average net assets...................      0.83%       0.82%       0.83%       0.91%+
  Ratio of net investment income to average net assets......      6.25%       6.65%       6.57%       6.65%+
  Ratio of expenses to average net assets*..................      0.84%       0.83%       0.83%         **
  Portfolio turnover rate(2)................................       108%         84%        102%         50%

---------------

  +  Annualized.
 ++  Not Annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1)  The Institutional Class commenced operations on March 20,
     1995.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                      THE KENT            INCOME FUND
                      FUNDS               FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------
                                                               1998       1997      1996     1995(1)
                                                              -------    ------    ------    -------
Net asset value, beginning of period........................  $ 10.29    $10.16    $10.82    $10.00
                                                              -------    ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................     0.62      0.63      0.66      0.52
  Net realized and unrealized gains (losses) on
    investments.............................................     0.28      0.35     (0.56)     0.91
                                                              -------    ------    ------    ------
Total Income from Investment Operations.....................     0.90      0.98      0.10      1.43
                                                              -------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................    (0.60)    (0.65)    (0.64)    (0.52)
  In excess of net investment income........................    (0.03)       --     (0.09)       --
  Net realized gains on investments.........................    (0.24)    (0.20)    (0.03)    (0.09)
                                                              -------    ------    ------    ------
    Total Dividends and Distributions.......................    (0.87)    (0.85)    (0.76)    (0.61)
                                                              -------    ------    ------    ------
Net change in net asset value...............................     0.03      0.13     (0.66)     0.82
                                                              -------    ------    ------    ------
Net asset value, end of period..............................  $ 10.32    $10.29    $10.16    $10.82
                                                              =======    ======    ======    ======
Total return(2).............................................     9.04%    10.19%     1.16%    14.63%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $10,629    $5,611    $2,722    $1,961
  Ratio of expenses to average net assets...................     1.08%     1.07%     1.08%     1.14%+
  Ratio of net investment income to average net assets......     5.97%     6.38%     6.31%     6.40%+
  Ratio of expenses to average net assets*..................     1.09%     1.08%     1.08%       **
  Portfolio turnover rate(3)................................      108%       84%      102%       50%

---------------

  +  Annualized.
 ++  Not Annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 ** During the period, there were no waivers and/or reimbursements.
(1) The Investment Class date of initial public investment was March 22, 1995.
(2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                     THE KENT            LIMITED TERM TAX-FREE FUND
                     FUNDS               FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1998       1997       1996       1995      1994(1)
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period........................  $ 10.19    $ 10.16    $ 10.22    $  9.80    $ 10.00
                                                              -------    -------    -------    -------    -------
Income (Loss) from Investment Operations:
  Net investment income.....................................     0.37       0.40       0.39       0.39       0.13
  Net realized and unrealized gains (losses) on
    investments.............................................     0.04       0.08      (0.04)      0.42      (0.21)
                                                              -------    -------    -------    -------    -------
Total Income (Loss) from Investment Operations..............     0.41       0.48       0.35       0.81      (0.08)
                                                              -------    -------    -------    -------    -------
Less Dividends and Distributions from:
  Net investment income.....................................    (0.38)     (0.40)     (0.40)     (0.39)     (0.12)
  In excess of net investment income........................       --         --         **         --         --
  Net realized gains on investments.........................    (0.01)     (0.05)     (0.01)        --         --
                                                              -------    -------    -------    -------    -------
    Total Dividends and Distributions.......................    (0.39)     (0.45)     (0.41)     (0.39)     (0.12)
                                                              -------    -------    -------    -------    -------
Net change in net asset value...............................     0.02       0.03      (0.06)      0.42      (0.20)
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 10.21    $ 10.19    $ 10.16    $ 10.22    $  9.80
                                                              =======    =======    =======    =======    =======
Total return................................................     4.08%      4.78%      3.54%      8.43%     (0.77%)++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $32,234    $36,023    $41,472    $55,347    $43,497
  Ratio of expenses to average net assets...................     0.77%      0.76%      0.75%      0.69%      0.79%+
  Ratio of net investment income to average net assets......     3.73%      3.86%      3.84%      3.87%      3.81%+
  Ratio of expenses to average net assets*..................     0.78%      0.77%      0.75%      0.74%      0.96%+
  Portfolio turnover rate(2)................................       39%        29%        32%        51%        10%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  Amount is less than $0.005.
(1)  The Institutional Class commenced operations on September 1,
     1994.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    THE KENT             LIMITED TERM TAX-FREE FUND
                    FUNDS                FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                          YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               1998      1997      1996      1995     1994(1)
                                                              ------    ------    ------    ------    -------
Net asset value, beginning of period........................  $10.23    $10.20    $10.24    $ 9.81    $ 9.87
                                                              ------    ------    ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................    0.37      0.38      0.37      0.37      0.06
  Net realized and unrealized gains (losses) on
    investments.............................................    0.03      0.08     (0.02)     0.44     (0.06)
                                                              ------    ------    ------    ------    ------
Total Income from Investment Operations.....................    0.40      0.46      0.35      0.81        --
                                                              ------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................   (0.37)    (0.38)    (0.35)    (0.38)    (0.06)
  In excess of net investment income........................      --        --     (0.03)       --        --
  Net realized gains on investments.........................   (0.01)    (0.05)    (0.01)       --        --
                                                              ------    ------    ------    ------    ------
    Total Dividends and Distributions.......................   (0.38)    (0.43)    (0.39)    (0.38)    (0.06)
                                                              ------    ------    ------    ------    ------
Net change in net asset value...............................    0.02      0.03     (0.04)     0.43     (0.06)
                                                              ------    ------    ------    ------    ------
Net asset value, end of period..............................  $10.25    $10.23    $10.20    $10.24    $ 9.81
                                                              ======    ======    ======    ======    ======
Total return(2).............................................    3.91%     4.61%     3.51%     8.40%     0.03%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $  420    $  474    $  106    $   54    $    7
  Ratio of expenses to average net assets...................    0.92%     0.93%     0.87%     0.84%     0.87%+
  Ratio of net investment income to average net assets......    3.59%     3.67%     3.69%     3.69%     3.86%+
  Ratio of expenses to average net assets*..................    1.03%     1.04%     0.97%     0.85%     0.98%+
  Portfolio turnover rate(3)................................      39%       29%       32%       51%       10%

---------------

  +  Annualized.
 ++  Not Annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1) The Investment Class date of initial public investment was November 1, 1994.
(2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                      THE KENT           INTERMEDIATE TAX-FREE FUND
                      FUNDS              FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $  10.68    $  10.42    $  10.52    $   9.74    $  10.45
                                                             --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
  Net investment income..................................        0.45        0.45        0.44        0.45        0.40
  Net realized and unrealized gains (losses) on
    investments..........................................        0.11        0.26       (0.08)       0.79       (0.71)
                                                             --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations...........        0.56        0.71        0.36        1.24       (0.31)
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income..................................       (0.45)      (0.45)      (0.46)      (0.45)      (0.39)
  In excess of net investment income.....................          --          --          **       (0.01)      (0.01)
  Net realized gains on investments......................       (0.03)         --          --          --          --
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions....................       (0.48)      (0.45)      (0.46)      (0.46)      (0.40)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................        0.08        0.26       (0.10)       0.78       (0.71)
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $  10.76    $  10.68    $  10.42    $  10.52    $   9.74
                                                             ========    ========    ========    ========    ========
Total return.............................................        5.37%       7.07%       3.41%      12.90%      (3.00%)
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $296,484    $275,641    $285,674    $283,733    $380,715
  Ratio of expenses to average net assets................        0.73%       0.72%       0.73%       0.72%       0.78%
  Ratio of net investment income to average net assets...        4.22%       4.31%       4.34%       4.39%       4.07%
  Ratio of expenses to average net assets*...............        0.74%       0.73%       0.73%       0.72%       0.78%
  Portfolio turnover rate(1).............................          40%         23%         35%          6%         36%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
 **  Amount is less than $0.005.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    THE KENT             INTERMEDIATE TAX-FREE FUND
                    FUNDS                FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------
                                                                 1998      1997      1996      1995      1994
                                                                ------    ------    ------    ------    ------
Net asset value, beginning of period........................    $10.68    $10.42    $10.52    $ 9.74    $10.45
                                                                ------    ------    ------    ------    ------
Income (Loss) from Investment Operations:
  Net investment income.....................................      0.42      0.43      0.42      0.42      0.40
  Net realized and unrealized gains (losses) on
    investments.............................................      0.11      0.26     (0.09)     0.79     (0.71)
                                                                ------    ------    ------    ------    ------
Total Income (Loss) from Investment Operations..............      0.53      0.69      0.33      1.21     (0.31)
                                                                ------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.42)    (0.43)    (0.41)    (0.42)    (0.39)
  In excess of net investment income........................        --        --     (0.02)    (0.01)    (0.01)
  Net realized gains on investments.........................     (0.03)       --        --        --        --
                                                                ------    ------    ------    ------    ------
    Total Dividends and Distributions.......................     (0.45)    (0.43)    (0.43)    (0.43)    (0.40)
                                                                ------    ------    ------    ------    ------
Net change in net asset value...............................      0.08      0.26     (0.10)     0.78     (0.71)
                                                                ------    ------    ------    ------    ------
Net asset value, end of period..............................    $10.76    $10.68    $10.42    $10.52    $ 9.74
                                                                ======    ======    ======    ======    ======
Total return(1).............................................      5.09%     6.80%     3.17%    12.66%    (3.03%)
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $4,038    $3,534    $3,368    $3,807    $4,505
  Ratio of expenses to average net assets...................      0.98%     0.97%     0.98%     0.97%     0.79%
  Ratio of net investment income to average net assets......      3.97%     4.06%     4.09%     4.13%     3.99%
  Ratio of expenses to average net assets*..................      0.99%     0.98%     0.98%     0.97%     0.79%
  Portfolio turnover rate(2)................................        40%       23%       35%        6%       36%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                   THE KENT              TAX-FREE INCOME FUND
                   FUNDS                 FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                                1998        1997        1996      1995(1)
                                                              --------    --------    --------    --------
Net asset value, beginning of period........................  $  10.65    $  10.27    $  10.49    $  10.00
                                                              --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.....................................      0.44        0.45        0.46        0.36
  Net realized and unrealized gains (losses) on investments
    and futures contracts...................................      0.15        0.41       (0.06)       0.49
                                                              --------    --------    --------    --------
Total Income from Investment Operations.....................      0.59        0.86        0.40        0.85
                                                              --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.44)      (0.45)      (0.46)      (0.36)
  Net realized gains on investments and futures contracts...     (0.05)      (0.03)      (0.16)         --
                                                              --------    --------    --------    --------
    Total Dividends and Distributions.......................     (0.49)      (0.48)      (0.62)      (0.36)
                                                              --------    --------    --------    --------
Net change in net asset value...............................      0.10        0.38       (0.22)       0.49
                                                              --------    --------    --------    --------
Net asset value, end of period..............................  $  10.75    $  10.65    $  10.27    $  10.49
                                                              ========    ========    ========    ========
Total return................................................      5.71%       8.59%       3.92%       8.64%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $128,232    $116,652    $109,948    $121,855
  Ratio of expenses to average net assets...................      0.81%       0.79%       0.82%       0.73%+
  Ratio of net investment income to average net assets......      4.16%       4.32%       4.38%       4.44%+
  Ratio of expenses to average net assets*..................      0.82%       0.80%       0.82%       0.91%+
  Portfolio turnover rate(2)................................        53%         16%         40%         10%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1)  The Institutional Class commenced operations on March 20,
     1995.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                   THE KENT              TAX-FREE INCOME FUND
                   FUNDS                 FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------
                                                               1998      1997      1996     1995(1)
                                                              ------    ------    ------    -------
Net asset value, beginning of period........................  $10.67    $10.29    $10.52    $10.00
                                                              ------    ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................    0.42      0.42      0.41      0.31
  Net realized and unrealized gains (losses) on investments
    and futures contracts...................................    0.15      0.42     (0.05)     0.51
                                                              ------    ------    ------    ------
Total Income from Investment Operations.....................    0.57      0.84      0.36      0.82
                                                              ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................   (0.42)    (0.42)    (0.43)    (0.30)
  In excess of net investment income........................      --     (0.01)       --        --
  Net realized gains on investments and futures contracts...   (0.05)    (0.03)    (0.12)       --
  In excess of net realized gains...........................      --        --     (0.04)       --
                                                              ------    ------    ------    ------
    Total Dividends and Distributions.......................   (0.47)    (0.46)    (0.59)    (0.30)
                                                              ------    ------    ------    ------
Net change in net asset value...............................    0.10      0.38     (0.23)     0.52
                                                              ------    ------    ------    ------
Net asset value, end of period..............................  $10.77    $10.67    $10.29    $10.52
                                                              ======    ======    ======    ======
Total return(2).............................................    5.43%     8.32%     3.53%     8.34%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $1,938    $1,712    $  936    $  529
  Ratio of expenses to average net assets...................    1.06%     1.04%     1.07%     0.95%+
  Ratio of net investment income to average net assets......    3.91%     4.05%     4.14%     4.25%+
  Ratio of expenses to average net assets*..................    1.07%     1.05%     1.07%     1.17%+
  Portfolio turnover rate(3)................................      53%       16%       40%       10%

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1) The Investment Class date of the initial public investment was March 31, 1995.
(2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                  THE KENT               MICHIGAN MUNICIPAL BOND FUND
                  FUNDS                  FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
                                                             1998        1997        1996        1995        1994
                                                           --------    --------    --------    --------    --------
Net asset value, beginning of period...................    $  10.21    $  10.08    $  10.12    $   9.72    $  10.06
                                                           --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income................................        0.40        0.41        0.39        0.39        0.37
  Net realized and unrealized gains (losses) on
    investments........................................        0.08        0.13       (0.04)       0.39       (0.34)
                                                           --------    --------    --------    --------    --------
Total Income from Investment Operations................        0.48        0.54        0.35        0.78        0.03
                                                           --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income................................       (0.41)      (0.41)      (0.39)      (0.37)      (0.36)
  In excess of net investment income...................          --          --          --       (0.01)      (0.01)
  Net realized gains on investments....................       (0.01)         --          --          --          --
                                                           --------    --------    --------    --------    --------
    Total Dividends and Distributions..................       (0.42)      (0.41)      (0.39)      (0.38)      (0.37)
                                                           --------    --------    --------    --------    --------
Net change in net asset value..........................        0.06        0.13       (0.04)       0.40       (0.34)
                                                           --------    --------    --------    --------    --------
Net asset value, end of period.........................    $  10.27    $  10.21    $  10.08    $  10.12    $   9.72
                                                           ========    ========    ========    ========    ========
Total return...........................................        4.75%       5.52%       3.51%       8.20%       0.36%
Ratios/Supplemental Data:
Net Assets, end of period (000's)......................    $117,957    $111,735    $152,623    $185,466    $118,485
  Ratio of expenses to average net assets..............        0.69%       0.69%       0.70%       0.69%       0.49%
  Ratio of net investment income to average net
    assets.............................................        3.97%       4.04%       3.83%       3.81%       3.74%
  Ratio of expenses to average net assets*.............        0.70%       0.70%       0.70%       0.70%       0.74%
  Portfolio turnover rate(1)...........................          51%         13%         24%         42%         27%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    THE KENT              MICHIGAN MUNICIPAL BOND FUND
                    FUNDS                 FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------
                                                                 1998      1997      1996      1995      1994
                                                                ------    ------    ------    ------    ------
Net asset value, beginning of period........................    $10.20    $10.07    $10.11    $ 9.72    $10.08
                                                                ------    ------    ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................      0.39      0.39      0.38      0.37      0.35
  Net realized and unrealized gains (losses) on
    investments.............................................      0.07      0.14     (0.05)     0.40     (0.34)
                                                                ------    ------    ------    ------    ------
Total Income from Investment Operations.....................      0.46      0.53      0.33      0.77      0.01
                                                                ------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.39)    (0.40)    (0.35)    (0.37)    (0.34)
  In excess of net investment income........................        --        --     (0.02)    (0.01)    (0.03)
  Net realized gains on investments.........................     (0.01)       --        --        --        --
                                                                ------    ------    ------    ------    ------
    Total Dividends and Distributions.......................     (0.40)    (0.40)    (0.37)    (0.38)    (0.37)
                                                                ------    ------    ------    ------    ------
Net change in net asset value...............................      0.06      0.13     (0.04)     0.39     (0.36)
                                                                ------    ------    ------    ------    ------
Net asset value, end of period..............................    $10.26    $10.20    $10.07    $10.11    $ 9.72
                                                                ======    ======    ======    ======    ======
Total return(1).............................................      4.60%     5.38%     3.36%     8.01%     0.16%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $5,946    $4,413    $2,422    $1,900    $1,980
  Ratio of expenses to average net assets...................      0.84%     0.84%     0.85%     0.83%     0.49%
  Ratio of net investment income to average net assets......      3.82%     3.88%     3.68%     3.68%     3.80%
  Ratio of expenses to average net assets*..................      0.95%     0.95%     0.95%     0.85%     0.84%
  Portfolio turnover rate(2)................................        51%       13%       24%       42%       27%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.
(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                     THE KENT               MONEY MARKET FUND
                     FUNDS                  FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------
                                                             1998        1997        1996        1995        1994
                                                           --------    --------    --------    --------    --------
Net asset value, beginning of period...................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                           --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income................................       0.050       0.051       0.050       0.050       0.040
                                                           --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income................................      (0.050)     (0.051)     (0.050)     (0.050)     (0.040)
                                                           --------    --------    --------    --------    --------
Net change in net asset value..........................          --          --          --          --          --
                                                           --------    --------    --------    --------    --------
Net asset value, end of period.........................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                           ========    ========    ========    ========    ========
Total return...........................................        5.13%       5.23%       5.06%       5.58%       3.75%
Ratios/Supplemental Data:
Net Assets, end of period (000's)......................    $693,399    $474,378    $483,919    $424,815    $323,539
  Ratio of expenses to average net assets..............        0.55%       0.52%       0.52%       0.55%       0.60%
  Ratio of net investment income to average net
    assets.............................................        5.00%       5.11%       4.95%       5.45%       3.65%
  Ratio of expenses to average net assets*.............        0.64%       0.62%       0.62%       0.63%       0.65%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See Notes to Financial Statements.

                   THE KENT              MONEY MARKET FUND
                   FUNDS                 FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                 1998       1997       1996       1995       1994
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period........................    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                                -------    -------    -------    -------    -------
Income from Investment Operations:
  Net investment income.....................................      0.050      0.051      0.050      0.050      0.040
                                                                -------    -------    -------    -------    -------
Less Dividends from:
  Net investment income.....................................     (0.050)    (0.051)    (0.050)    (0.050)    (0.040)
                                                                -------    -------    -------    -------    -------
Net change in net asset value...............................         --         --         --         --         --
                                                                -------    -------    -------    -------    -------
Net asset value, end of period..............................    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                                =======    =======    =======    =======    =======
Total return................................................       5.13%      5.23%      5.06%      5.56%      3.71%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $ 3,728    $ 1,179    $   804    $ 1,227    $   369
  Ratio of expenses to average net assets...................       0.55%      0.52%      0.52%      0.55%      0.63%
  Ratio of net investment income to average net assets......       5.00%      5.11%      4.94%      5.41%      3.58%
  Ratio of expenses to average net assets*..................       0.64%      0.62%      0.62%      0.62%      0.68%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See Notes to Financial Statements.

                      THE KENT          MICHIGAN MUNICIPAL MONEY MARKET FUND
                      FUNDS             FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1998        1997        1996        1995        1994
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.......................  $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income....................................     0.030       0.033       0.030       0.030       0.020
                                                             --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income....................................    (0.030)     (0.033)     (0.030)     (0.030)     (0.020)
                                                             --------    --------    --------    --------    --------
Net change in net asset value..............................        --          --          --          --          --
                                                             --------    --------    --------    --------    --------
Net asset value, end of period.............................  $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                             ========    ========    ========    ========    ========
Total return...............................................      3.06%       3.31%       3.11%       3.50%       2.40%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........................  $323,272    $211,682    $155,424    $145,215    $128,164
  Ratio of expenses to average net assets..................      0.54%       0.52%       0.54%       0.56%       0.60%
  Ratio of net investment income to average net assets.....      3.00%       3.27%       3.06%       3.45%       2.33%
  Ratio of expenses to average net assets*.................      0.64%       0.63%       0.64%       0.65%       0.70%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See Notes to Financial Statements.

                    THE KENT            MICHIGAN MUNICIPAL MONEY MARKET FUND
                    FUNDS               FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period........................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                              -------    -------    -------    -------    -------
Income from Investment Operations:
  Net investment income.....................................    0.030      0.033      0.030      0.030      0.020
                                                              -------    -------    -------    -------    -------
Less Dividends from:
  Net investment income.....................................   (0.030)    (0.033)    (0.030)    (0.030)   (0.020)
                                                              -------    -------    -------    -------    -------
  Net change in net asset value.............................       --         --         --         --         --
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                              =======    =======    =======    =======    =======
Total return................................................     3.06%      3.31%      3.11%      3.48%      2.38%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................  $   346    $   289    $   782    $ 1,603    $   379
  Ratio of expenses to average net assets...................     0.54%      0.52%      0.54%      0.54%      0.63%
  Ratio of net investment income to average net assets......     3.02%      3.22%      3.06%      3.48%      2.47%
  Ratio of expenses to average net assets *.................     0.64%      0.63%      0.64%      0.62%      0.73%

---------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

                       See Notes to Financial Statements.

                      THE KENT           GOVERNMENT MONEY MARKET FUND
                      FUNDS              FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998          1997(1)
                                                              ------------    ------------
Net asset value, beginning of period........................    $  1.000        $ 1.000
                                                                --------        -------
Income from Investment Operations:
  Net investment income.....................................       0.051          0.031
                                                                --------        -------
Less Dividends from:
  Net investment income.....................................      (0.051)        (0.031)
                                                                --------        -------
Net change in net asset value...............................          --             --
                                                                --------        -------
Net asset value, end of period..............................    $  1.000        $ 1.000
                                                                ========        =======
Total return................................................        5.17%          3.10%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $166,922        $94,624
  Ratio of expenses to average net assets...................        0.38%          0.35%+
  Ratio of net investment income to average net assets......        5.03%          5.23%+
  Ratio of expenses to average net assets*..................        0.69%          0.69%+

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1)  The Fund commenced operations June 2, 1997.

                       See Notes to Financial Statements.

                      THE KENT           GOVERNMENT MONEY MARKET FUND
                      FUNDS              FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                               YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998          1997(1)
                                                              ------------    ------------
Net asset value, beginning of period........................    $ 1.000         $ 1.000
                                                                -------         -------
Income from Investment Operations:
  Net investment income.....................................      0.051           0.030
                                                                -------         -------
Less Dividends from:
  Net investment income.....................................     (0.051)         (0.030)
                                                                -------         -------
Net change in net asset value...............................         --              --
                                                                -------         -------
Net asset value, end of period..............................    $ 1.000         $ 1.000
                                                                =======         =======
Total return................................................       5.17%           3.06%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $    93         $     2
  Ratio of expenses to average net assets...................       0.38%           0.43%+
  Ratio of net investment income to average net assets......       4.92%           5.17%+
  Ratio of expenses to average net assets*..................       0.69%           0.77%+

---------------

  +  Annualized.
 ++  Not annualized.
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(1)  The Fund commenced operations June 2, 1997.

                       See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of the Kent Funds:

  We have audited the accompanying statements of assets and liabilities of the Kent Funds-- Growth and Income Fund, Small Company Growth Fund, International Growth Fund, Index Equity Fund, Short Term Bond Fund, Intermediate Bond Fund, Income Fund, Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund, Money Market Fund, Michigan Municipal Money Market Fund, and Government Money Market Fund, including the schedules of portfolio investments, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Kent Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the Kent Funds as of December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                   KPMG LLP
Columbus, Ohio
February 18, 1999

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       P.O. Box 182201
       Columbus, Ohio  43218-2201









                                                                 KKF-0160 (2/99)